    As filed with the Securities and Exchange Commission on July 20, 1998


                                                      1933 Act File No. 2-92915
                                                      1940 Act File No. 811-4096
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -----------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 32

                           AND REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 33


                           MFS MUNICIPAL SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

               500 Boylston Street, Boston, Massachusetts 02116
                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, Including Area Code: (617) 954-5000
         Stephen E. Cavan, Massachusetts Financial Services Company,
               500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
It is proposed that this filing will become effective (check appropriate box)


       |_| immediately upon filing pursuant to paragraph (b)
       |X| on July 29, 1998 pursuant to paragraph (b)
       |_| 60 days after filing pursuant to paragraph (a)(i)
       |_| on [date] pursuant to paragraph (a)(i)
       |_| 75 days after filing pursuant to paragraph (a)(ii) |_| on [date] pursuant to paragraph (a)(ii) of rule 485.


       If appropriate, check the following box:
       |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

                           MFS MUNICIPAL SERIES TRUST

                         MFS ALABAMA MUNICIPAL BOND FUND
                        MFS ARKANSAS MUNICIPAL BOND FUND
                       MFS CALIFORNIA MUNICIPAL BOND FUND
                         MFS FLORIDA MUNICIPAL BOND FUND
                         MFS GEORGIA MUNICIPAL BOND FUND
                        MFS MARYLAND MUNICIPAL BOND FUND
                      MFS MASSACHUSETTS MUNICIPAL BOND FUND
                       MFS MISSISSIPPI MUNICIPAL BOND FUND
                        MFS NEW YORK MUNICIPAL BOND FUND
                     MFS NORTH CAROLINA MUNICIPAL BOND FUND
                      MFS PENNSYLVANIA MUNICIPAL BOND FUND
                     MFS SOUTH CAROLINA MUNICIPAL BOND FUND
                        MFS TENNESSEE MUNICIPAL BOND FUND
                        MFS VIRGINIA MUNICIPAL BOND FUND
                      MFS WEST VIRGINIA MUNICIPAL BOND FUND
                            MFS MUNICIPAL INCOME FUND

                              CROSS REFERENCE SHEET

(Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)

   ITEM NUMBER                                        STATEMENT OF ADDITIONAL
FORM N-1A, PART A          PROSPECTUS CAPTION                INFORMATION
-----------------          ------------------         -----------------------

    1   (a), (b)     Front Cover Page                             *

    2   (a)          Expense Summary                              *

        (b), (c)     Synopsis (state funds only)                  *


    3   (a)          Condensed Financial Information              *

        (b)                         *                             *

        (c)          Information Concerning Shares                *
                      of the Funds - Performance
                      Information

   ITEM NUMBER                                        STATEMENT OF ADDITIONAL
FORM N-1A, PART A          PROSPECTUS CAPTION                INFORMATION
-----------------          ------------------         -----------------------

        (d)          Condensed Financial Information              *

    4   (a)          The Funds; Investment Objective              *
                      and Policies
        (b), (c)     Investment Objective and                     *
                      Policies

    5   (a)          The Funds; Management of the                 *
                      Funds -Investment Adviser

        (b)          Front Cover Page; Management                 *
                      of the Funds - Investment
                      Adviser; Back Cover Page

        (c)          Management of the Funds -                    *
                      Investment Adviser


        (d)          Management of the Funds -                    *
                      Administrator


        (e)          Management of the Funds -                    *
                      Shareholder Servicing Agent;
                      Back Cover Page

        (f)          Expense Summary; Condensed                   *
                      Financial Information;
                      Information Concerning Shares
                      of the Funds - Expenses

        (g)          Information Concerning Shares                *
                      of the Funds - Purchases;
                      Investment Objective and
                      Policies - Portfolio Trading

    5A  (a), (b), (c)               **                            **

    6   (a)          Information Concerning Shares of             *
                      the Funds - Description of Shares,
                      Voting Rights and Liabilities;
                      Information Concerning Shares of
                      the Funds - Redemptions and
                      Repurchases; Information Concerning
                      Shares of the Funds - Purchases;
                      Information Concerning Shares of the
                      Funds - Exchanges

   ITEM NUMBER                                        STATEMENT OF ADDITIONAL
FORM N-1A, PART A          PROSPECTUS CAPTION                INFORMATION
-----------------          ------------------         -----------------------

        (b), (c), (d)               *                             *

        (e)          Shareholder Services                         *

        (f)          Information Concerning Shares                *
                      of the Funds - Distributions;
                       Shareholder Services - Distribution
                       Options

        (g)          Information Concerning Shares                *
                      of the Funds - Tax Status;
                      Information Concerning Shares
                      of the Funds - Distributions

        (h)          The Funds; Information Concerning            *
                         Shares of the Funds - Purchases

    7   (a)          Front Cover Page; Management                 *
                        of the Funds - Distributor; Back
                      Cover Page

        (b)          Information Concerning Shares                *
                      of the Funds - Purchases;
                      Information Concerning Shares
                      of the Funds - Net Asset Value

        (c)          Information Concerning Shares                *
                      of the Funds - Purchases;
                      Information Concerning Shares
                      of the Funds - Exchanges;
                      Shareholder Services

        (d)          Front Cover Page; Information                *
                        Concerning Shares of the Funds -
                         Purchases; Shareholder Services

        (e)          Information Concerning Shares                *
                      of the Funds - Distribution
                      Plan; Information Concerning
                        Shares of the Funds - Purchases;
                      Expense Summary; Expenses

        (f)          Information Concerning Shares                *
                        of the Funds - Distribution Plan

   ITEM NUMBER                                          STATEMENT OF ADDITIONAL
FORM N-1A, PART A          PROSPECTUS CAPTION                 INFORMATION
-----------------          ------------------           -----------------------

        (g)            Expense Summary; Information                 *
                        Concerning Shares of the Funds -
                        Purchases; Information Concerning
                        Shares of the Funds - Exchanges;
                        Information Concerning Shares of
                        the Funds - Redemptions and
                        Repurchases; Information
                        Concerning Shares of the Funds -
                        Distribution Plan; Information
                        Concerning Shares of the Funds
                        Distributions; Information
                        Concerning Shares of the Funds
                        -Performance Information;
                        Shareholder Services

    8   (a)            Information Concerning Shares                *
                        of the Funds - Redemptions
                        and Repurchases; Information
                          Concerning Shares of the Funds -
                           Purchases; Shareholder Services

        (b), (c), (d)  Information Concerning Shares                *
                        of the Funds - Redemptions and
                        Repurchases

    9                                 *                             *

   ITEM NUMBER                                        STATEMENT OF ADDITIONAL
FORM N-1A, PART B          PROSPECTUS CAPTION                INFORMATION
-----------------          ------------------         -----------------------

   10   (a), (b)                    *                 Front Cover Page

   11                               *                 Front Cover Page or
                                                       Table of Contents

   12                               *                 The Trust; Definitions


   13   (a), (b), (c)               *                 Certain Securities and
                                                       Investment Techniques;
                                                       Investment Restrictions

        (d)                         *                             *

   14   (a), (b)                    *                 Management of the Funds-
                                                       Trustees and Officers

        (c)                         *                 Management of the Funds -
                                                       Trustees and Officers;
                                                       Trustee Compensation
                                                       Table

   15   (a)                         *                             *

        (b), (c)                    *                 Management of the Funds -
                                                       Trustees and Officers

   16   (a)          Management of the Funds -        Management of the Funds -
                      Investment Adviser               Investment Adviser;
                                                       Management of the Funds
                                                       Trustees and Officers

        (b)          Management of the Funds -        Management of the Funds -
                      Investment Adviser               Investment Adviser

        (c)                         *                             *

        (d)                         *                 Management of the Funds -
                                                       Investment Adviser

        (e)                         *                 Portfolio Transactions and
                                                       Brokerage Commissions

        (f)          Information Concerning Shares    Distribution Plan
                      Shares of the Funds -
                      Distribution Plan

   ITEM NUMBER                                        STATEMENT OF ADDITIONAL
FORM N-1A, PART B          PROSPECTUS CAPTION                INFORMATION
-----------------          ------------------         -----------------------

        (g)                         *                             *

        (h)                         *                 Management of the Funds -
                                                       Custodian; Independent
                                                       Auditors and Financial
                                                       Statements; Back Cover
                                                       Page

        (i)                         *                 Management of the Funds -
                                                       Shareholder Servicing
                                                       Agent

   17   (a), (c), (d)               *                 Portfolio Transactions and
                                                       Brokerage Commissions

        (b), (e)                    *                             *

   18   (a)          Information Concerning Shares    Description of Shares,
                      of the Funds - Purchases;        Voting Rights and
                      Shareholder Services             Liabilities

        (b)                         *                             *

   19   (a)          Information Concerning Shares    Shareholder Services
                      of the Funds - Purchases;
                      Shareholder Services

        (b)          Information Concerning Shares    Determination of Net Asset
                      of the Funds - Net Asset         Value;Performance
                      Value; Information Concerning    Information; Management
                      Shares of the Funds -            of the Funds -
                      Purchases                        Distributor

        (c)                         *                             *

   20                               *                 Tax Status

   21   (a), (b)                    *                 Management of the Funds -
                                                       Distributor; Distribution
                                                       Plan

        (c)                         *                             *

   22   (a)                         *                             *

   ITEM NUMBER                                        STATEMENT OF ADDITIONAL
FORM N-1A, PART B          PROSPECTUS CAPTION                INFORMATION
-----------------          ------------------         -----------------------

        (b)                         *                 Determination of Net
                                                       Asset Value; Performance
                                                       Information

   23                               *                 Independent Auditors and
                                                       Financial Statements
-------
*  Not Applicable
** Contained in Annual Report

MFS(R) MUNICIPAL SERIES TRUST

AUGUST 1, 1998

                                                                    PROSPECTUS

                                         CLASS A SHARES OF BENEFICIAL INTEREST
                                         CLASS B SHARES OF BENEFICIAL INTEREST
                                         CLASS C SHARES OF BENEFICIAL INTEREST
                                           (FOR CERTAIN FUNDS)
--------------------------------------------------------------------------------

MFS Municipal Series Trust (the "Trust") is a mutual fund including the following 16 separate series: MFS Alabama Municipal Bond Fund (the "Alabama Fund"); MFS Arkansas Municipal Bond Fund (the "Arkansas Fund"); MFS California Municipal Bond Fund (the "California Fund"); MFS Florida Municipal Bond Fund (the "Florida Fund"); MFS Georgia Municipal Bond Fund (the "Georgia Fund"); MFS Maryland Municipal Bond Fund (the "Maryland Fund"); MFS Massachusetts Municipal Bond Fund (the "Massachusetts Fund"); MFS Mississippi Municipal Bond Fund (the "Mississippi Fund"); MFS New York Municipal Bond Fund (the "New York Fund"); MFS North Carolina Municipal Bond Fund (the "North Carolina Fund"); MFS Pennsylvania Municipal Bond Fund (the "Pennsylvania Fund"); MFS South Carolina Municipal Bond Fund (the "South Carolina Fund"); MFS Tennessee Municipal Bond Fund (the "Tennessee Fund"); MFS Virginia Municipal Bond Fund (the "Virginia Fund"); MFS West Virginia Municipal Bond Fund (the "West Virginia Fund") (collectively referred to as the "Funds") and MFS Municipal Income Fund. The investment objective of each Fund is to provide current income exempt from federal income taxes and from the personal income taxes, if any, of the State to which its name refers. NOT MORE THAN ONE-THIRD OF THE NET ASSETS OF EACH FUND MAY BE INVESTED IN TAX-EXEMPT SECURITIES WHICH ARE RATED LOWER THAN THE THREE HIGHEST RATING CATEGORIES OF RECOGNIZED RATING AGENCIES OR IN COMPARABLE UNRATED SECURITIES. SUCH SECURITIES GENERALLY INVOLVE GREATER VOLATILITY OF PRICE AND RISKS TO PRINCIPAL AND INCOME THAN SECURITIES IN THE HIGHER RATING CATEGORIES (see "Investment Objective and Policies" below). The minimum initial investment in a Fund is generally $1,000 per account (see "Information Concerning Shares of the Trust -- Purchases" below).

                                                        (continued on next page)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

The investment adviser and distributor for each Fund are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.


This Prospectus sets forth concisely the information concerning the Trust and each Fund that a prospective investor ought to know before investing. The Trust has filed with the Securities and Exchange Commission ("SEC") a Statement of Additional Information, dated August 1, 1998, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and each Fund and is incorporated into this Prospectus by reference. See page 98 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site (http://www.sec.gov) that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Funds. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


TABLE OF CONTENTS
                                                                        Page


 1.  Synopsis ......................................................       3
 2.  Condensed Financial Information ...............................      10
 3.  Investment Objective and Policies .............................      54
 4.  Management of the Trust .......................................      64
 5.  Information Concerning Shares of the Trust ....................      67
         Purchases .................................................      67
         Exchanges .................................................      75
         Redemptions and Repurchases ...............................      77
         Distribution Plan .........................................      81
         Distributions .............................................      84
         Tax Status ................................................      84
         Net Asset Value ...........................................      93
         Description of Shares, Voting Rights and Liabilities     ..      93
         Performance Information ...................................      94
         Provision of Annual and Semiannual Reports ................      95
         Expenses ..................................................      95
 6.  Shareholder Services ..........................................      96

     Appendix A -- Waivers of Sales Charges ........................     A-1
     Appendix B -- Tax Equivalent Yield Tables .....................     B-1
     Appendix C -- Description of Municipal Obligations and Ratings      C-1
     Appendix D -- Portfolio Composition Charts ....................     D-1
     Appendix E -- Additional Information Concerning the Funds .....     E-1

1.  SYNOPSIS

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:

                                                      CLASS A           CLASS B           CLASS C
                                                      -------           -------           -------
  Maximum Initial Sales Charge Imposed on
    Purchases of Shares of each Fund (as a
    percentage of offering price) ..............        4.75%             0.00%             0.00%
  Maximum Contingent Deferred Sales Charge (as a
    percentage of original purchase price or
    redemption proceeds, as applicable) ........    See Below(1)          4.00%             1.00%


THE FOLLOWING ANNUAL OPERATING EXPENSES FOR EACH CLASS OF SHARES OF EACH FUND ARE SHOWN AFTER ANY APPLICABLE FEE REDUCTIONS AND REIMBURSEMENTS, AS DESCRIBED IN THE FOOTNOTES.


ANNUAL OPERATING EXPENSES OF CLASS A SHARES OF EACH FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):

                                             ALABAMA        ARKANSAS      CALIFORNIA       FLORIDA        GEORGIA
                                               FUND           FUND           FUND           FUND           FUND
                                             -------        --------      ----------       -------        -------

Management Fees(2) .....................       0.45%          0.45%          0.40%          0.45%          0.45%
Rule 12b-1 Fees(3) .....................       0.25%(4)       0.10%(4)       0.00%(4)       0.00%(4)       0.25%(4)
Other Expenses(7) ......................       0.34%          0.26%          0.24%          0.29%          0.32%
                                               ----           ----           ----           ----           ----
Total Operating Expenses(9) ............       1.04%          0.81%          0.64%          0.74%          1.02%


                                             MARYLAND     MASSACHUSETTS   MISSISSIPPI     NEW YORK    NORTH CAROLINA
                                               FUND           FUND           FUND           FUND           FUND
                                             -------      -------------   -----------     --------    --------------

Management Fees(2) .....................       0.45%          0.45%          0.45%          0.45%          0.45%
Rule 12b-1 Fees(3) .....................       0.35%          0.35%          0.00%(4)       0.25%(4)       0.35%
Other Expenses(7) ......................       0.28%          0.25%          0.29%          0.29%          0.22%
                                               ----           ----           ----           ----           ----
Total Operating Expenses(9) ............       1.08%          1.05%          0.74%          0.99%          1.02%


                                           PENNSYLVANIA   SOUTH CAROLINA  TENNESSEE       VIRGINIA    WEST VIRGINIA
                                               FUND           FUND           FUND           FUND           FUND
                                           ------------   --------------  ---------       --------    -------------

Management Fees(2) .....................       0.45%          0.45%          0.45%          0.45%          0.45%
Rule 12b-1 Fees(3) .....................       0.00%(4)       0.35%          0.35%          0.35%          0.35%
Other Expenses(7) ......................       0.00%(8)       0.25%          0.26%          0.22%          0.26%
                                               ----           ----           ----           ----           ----
Total Operating Expenses(9) ............       0.45%          1.05%          1.06%          1.02%          1.06%


ANNUAL OPERATING EXPENSES OF CLASS B SHARES OF EACH FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):

                                             ALABAMA        ARKANSAS      CALIFORNIA       FLORIDA        GEORGIA
                                               FUND           FUND           FUND           FUND           FUND
                                             -------        --------      ----------       -------        -------

Management Fees(2) .....................       0.45%          0.45%          0.40%          0.45%          0.45%
Rule 12b-1 Fees(5) .....................       1.00%          0.90%(6)       0.81%(6)       0.80%(6)       1.00%
Other Expenses(7) ......................       0.34%          0.26%          0.24%          0.29%          0.32%
                                               ----           ----           ----           ----           ----
Total Operating Expenses(9) ............       1.79%          1.61%          1.45%          1.54%          1.77%


                                             MARYLAND     MASSACHUSETTS   MISSISSIPPI     NEW YORK    NORTH CAROLINA
                                               FUND           FUND           FUND           FUND           FUND
                                             -------      -------------   -----------     --------    --------------

Management Fees(2) .....................       0.45%          0.45%          0.45%          0.45%          0.45%
Rule 12b-1 Fees(5) .....................       1.00%          1.00%          0.78%(6)       1.00%          1.00%
Other Expenses(7) ......................       0.28%          0.25%          0.29%          0.29%          0.22%
                                               ----           ----           ----           ----           ----
Total Operating Expenses(9) ............       1.73%          1.70%          1.52%          1.74%          1.67%


                                           PENNSYLVANIA   SOUTH CAROLINA  TENNESSEE       VIRGINIA    WEST VIRGINIA
                                               FUND           FUND           FUND           FUND           FUND
                                           ------------   --------------  ---------       --------    -------------

Management Fees(2) .....................       0.45%          0.45%          0.45%          0.45%          0.45%
Rule 12b-1 Fees(5) .....................       0.79%(6)       1.00%          1.00%          1.00%          1.00%
Other Expenses(7) ......................       0.00%(8)       0.25%          0.26%          0.22%          0.26%
                                               ----           ----           ----           ----           ----
Total Operating Expenses(9) ............       1.24%          1.70%          1.71%          1.67%          1.71%


ANNUAL OPERATING EXPENSES OF CLASS C SHARES OF EACH FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):

                                                                          CALIFORNIA   NORTH CAROLINA    VIRGINIA
                                                                             FUND           FUND           FUND
                                                                          ----------   --------------    --------

Management Fees(2) ...................................................       0.40%          0.45%          0.45%
Rule 12b-1 Fees(5) ...................................................       1.00%          1.00%          1.00%
Other Expenses(7) ....................................................       0.24%          0.22%          0.22%
                                                                             -----          -----          -----
Total Operating Expenses(9) ..........................................       1.64%          1.67%          1.67%

------------

 (1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1.00% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Trust -- Purchases" below).

 (2) The Adviser has voluntarily reduced its management fee for an indefinite period of time as follows:


                                                            REDUCED ADVISORY
                                                             FEE AS A % OF
                                                             AVERAGE DAILY
FUND                                                           NET ASSETS
----                                                        ----------------

Alabama ..................................................        0.45%
Arkansas .................................................        0.45
California ...............................................        0.40
Florida ..................................................        0.45
Georgia ..................................................        0.45
Maryland .................................................        0.45
Massachusetts ............................................        0.45
Mississipi ...............................................        0.45
New York .................................................        0.45
North Carolina ...........................................        0.45
Pennsylvania .............................................        0.45
South Carolina ...........................................        0.45
Tennessee ................................................        0.45
Virginia .................................................        0.45
West Virginia ............................................        0.45


     Absent these reductions, Management Fees would have been 0.55% for each Fund. See "Management of the Trust" below.

 (3) Each Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the net assets of the Fund attributable to Class A shares. Currently, a portion of the fees attributable to Class A shares payable under the Distribution Plan with respect to certain Funds are not being imposed (see footnote 4 below). Distribution expenses paid under this Plan, with respect to Class A shares, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Trust -- Distribution Plan" below.

 (4) For the California, Florida and Mississippi Funds, fees payable under the Distribution Plan with respect to Class A shares will commence on such date or dates as the Trustees of the Trust may determine. For the Pennsylvania Fund, the 0.25% per annum Class A service fee will commence when net assets attributable to Class A shares first equal or exceed $50 million and payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. For the Arkansas Fund, a portion of the Class A service fee equal to 0.10% per annum is currently being paid; payment of the remaining portion of the Class A service fee and payment of the 0.10% per annum Class A distribution fee will commence on such date or dates as the Trustees of the Trust may determine. For the Alabama, Georgia and New York Funds, payment of the 0.10% per annum Class A distribution fee will commence on such date or dates as the Trustees of the Trust may determine. See "Information Concerning Shares of the Trust -- Distribution Plan" below.


 (5) The Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average net daily assets attributable to Class B shares and Class C shares, respectively. Currently, a portion of the fees attributable to Class B shares payable under the Distribution Plan with respect to certain Funds are not being imposed (see footnote 6 below). Distribution expenses paid under the Distribution Plan with respect to Class B or Class C shares, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Trust -- Distribution Plan" below.

 (6) Except in the case of the 0.25% per annum Class B service fee paid by the relevant Fund upon the sale of Class B shares in the first year, payment of the Class B service fee has been suspended for the California, Florida and Mississippi Funds until such date or dates as the Trustees of the Trust may determine. Except in the case of the 0.25% per annum Class B service fee paid by the Arkansas Fund upon the sale of Class B shares, the Class B service fee has been set by the Trust's Board of Trustees at 0.10% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine. Except in the case of the 0.25% per annum Class B service fee paid by the Pennsylvania Fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Class A service fee first becomes payable under the Distribution Plan. See "Information Concerning Shares to the Trust -- Distribution Plan" below.

 (7) Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

 (8) The Adviser has agreed to bear the expenses for the Pennsylvania Fund, subject to reimbursement by the Fund, such that "Other Expenses" do not exceed 0.40% per annum of each class' average daily net assets during the current fiscal year. While the Adviser is entitled to be reimbursed by the Pennsylvania Fund for bearing the Fund's expenses, the Adviser is currently waiving its right to reimbursement. Absent these arrangements, "Other Expenses" would have been 0.40% for Class A and Class B shares. See "Information Concerning Shares of the Trust -- Expenses" below.

 (9) Absent any fee reductions and/or expense reimbursement arrangements as described above, "Total Operating Expenses" for Class A, Class B and Class C shares of the Funds would have been as follows:

FUND                                    CLASS A       CLASS B       CLASS C
----                                    -------       -------       -------
Alabama ............................      1.14%         1.89%         N/A
Arkansas ...........................      0.91          1.71          N/A
California .........................      0.79          1.60          1.79%
Florida ............................      0.84          1.64          N/A
Georgia ............................      1.12          1.87          N/A
Maryland ...........................      1.18          1.83          N/A
Massachusetts ......................      1.15          1.80          N/A
Mississippi ........................      0.84          1.62          N/A
New York ...........................      1.09          1.84          N/A
North Carolina .....................      1.12          1.77          1.77
Pennsylvania .......................      0.95          1.74          N/A
South Carolina .....................      1.15          1.80          N/A
Tennessee ..........................      1.16          1.81          N/A
Virginia ...........................      1.12          1.77          1.77
West Virginia ......................      1.16          1.81          N/A


                             EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a hypothetical $1,000 investment in a Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


                                    ALABAMA FUND                 ARKANSAS FUND                    CALIFORNIA FUND
                             --------------------------   ----------------------------  -----------------------------------------
PERIOD                       CLASS A      CLASS B         CLASS A        CLASS B        CLASS A      CLASS B         CLASS C
------                       -------- -----------------   --------  ------------------  --------  --------------  ---------------
                                                  (1)                           (1)                        (1)                (1)
1 year ...................    $ 58    $ 58       $ 18       $ 55    $ 56       $ 16       $ 54    $ 55    $ 15    $ 27       $ 17
3 years ..................      79      86         56         72      81         51         67      76      46      52         52
5 years ..................     102     117         97         90     107         87         81      99      79      89         89
10 years .................     169     191(2)     191(2)     143     169(2)     169(2)     124     151(2)  151(2)  194        194

                                        FLORIDA FUND                     GEORGIA FUND                        MARYLAND FUND
                               -----------------------------     ------------------------------      ----------------------------
PERIOD                        CLASS A        CLASS B             CLASS A         CLASS B             CLASS A        CLASS B
------                        --------  --------------------     -------    -------------------      -------    -----------------
                                                      (1)                                 (1)                                 (1)
1 year .................      $ 55      $ 56         $ 16         $ 57      $ 58         $ 18         $ 58      $ 58         $ 18
3 years ................        70        79           49           78        86           56           80        84           54
5 years ................        87       104           84          101       116           96          104       114           94
10 years ...............       135       162(2)       162(2)       166       188(2)       188(2)       173       187(2)       187(2)

                                     MASSACHUSETTS FUND               MISSISSIPPI FUND                       NEW YORK FUND
                               -----------------------------     ------------------------------      ----------------------------
PERIOD                        CLASS A        CLASS B             CLASS A         CLASS B             CLASS A        CLASS B
------                        --------  --------------------     -------    -------------------      -------    -----------------
                                                      (1)                                 (1)                                 (1)
1 year .................      $ 58      $ 57         $ 17         $ 55      $ 55         $ 15         $ 57      $ 58         $ 18
3 years ................        79        84           54           70        78           48           78        85           55
5 years ................       103       112           92           87       103           83          100       114           94
10 years ...............       170       183(2)       183(2)       135       160(2)       160(2)       163       185(2)       185(2)

                                           NORTH CAROLINA FUND                   PENNSYLVANIA FUND         SOUTH CAROLINA FUND
                              ------------------------------------------     -------------------------  -------------------------
PERIOD                        CLASS A        CLASS B             CLASS C     CLASS A        CLASS B     CLASS A        CLASS B
------                        ------- ---------------       ------------     -------      ------------  --------  ---------------
                                                  (1)                (1)                           (1)                        (1)
1 year ...................    $ 57    $ 57       $ 17       $ 27    $ 17       $ 52       $ 53    $ 13    $ 58    $ 57       $ 17
3 years ..................      78      83         53         53      53         61         69      39      79      84         54
5 years ..................     101     111         91         91      91         72         88      68     103     112         92
10 years .................     166     180(2)     180(2)     198     198        101        127(2)  127(2)  170     183(2)     183(2)

                                 TENNESSEE FUND                           VIRGINIA FUND                   WEST VIRGINIA FUND
                             -------------------------    -------------------------------------------- --------------------------
PERIOD                       CLASS A        CLASS B       CLASS A       CLASS B              CLASS C     CLASS A     CLASS B
------                       -------- ---------------     ------ -  ---------------       ------------   -------  ---------------
                                                  (1)                            (1)               (1)                        (1)
1 year ...................    $ 58    $ 57       $ 17       $ 57    $ 57       $ 17       $ 27    $ 17    $ 58    $ 57       $ 17
3 years ..................      80      84         54         78      83         53         53      53      80      84         54
5 years ..................     103     113         93        101     111         91         91      91     103     113         93
10 years .................     171     185(2)     185(2)     166     180(2)     180(2)     198     198     171     185(2)     185(2)

------------
(1)Assumes no redemption.
(2)Class B shares convert to Class A shares approximately eight years after purchase; therefore years nine and ten reflect Class
   A expenses.

THE "EXAMPLE" SET FORTH ABOVE REFLECTS THE IMPOSITION OF THE MAXIMUM SALES CHARGE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF A FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


The purpose of the expense table is to assist investors in understanding the various costs and expenses that a shareholder in a Fund will bear directly or indirectly. More complete descriptions of the following Trust expenses are set forth in the following sections of the Prospectus: (i) varying sales charges on share purchases -- "Information Concerning Shares of the Trust -- Purchases";
(ii) varying CDSCs -- "Information Concerning Shares of the Trust -- Purchases";
(iii) management fees -- "Management of the Trust -- Investment Adviser"; and
(iv) Rule 12b-1 (i.e., distribution plan) fees -- "Information Concerning Shares of the Trust -- Distribution Plan."


THE TRUST
The Trust is an open-end, management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1984. The Trust presently consists of 16 separate series, each of which represents a portfolio with separate investment policies. This Prospectus offers shares of the Alabama Fund, the Arkansas Fund, the California Fund, the Florida Fund, the Georgia Fund, the Maryland Fund, the Massachusetts Fund, the Mississippi Fund, the New York Fund, the North Carolina Fund, the Pennsylvania Fund, the South Carolina Fund, the Tennessee Fund, the Virginia Fund and the West Virginia Fund (each of which is a non-diversified series). Shares of the remaining series of the Trust, the MFS Municipal Income Fund, which is a diversified series, are offered and sold pursuant to a separate prospectus and statement of additional information.

Each Fund currently offers Class A and Class B shares for sale to the general public. In addition, the California Fund, the North Carolina Fund and the Virginia Fund currently offer Class C shares for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution and service fee of 1.00% per annum. Class A and Class C shares do not convert to any other class of shares.


Each Fund is "non-diversified" which means that each Fund will be able to invest, subject to the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), more than 5% of its assets in obligations of each of one or more issuers. The proceeds of sales of shares of each Fund are used to buy securities for the portfolio of that Fund. The Trust's Board of Trustees provides broad supervision over the affairs of the Trust and each Fund. The Adviser is responsible for the management of the Funds' assets and the officers of the Trust are responsible for their operations. The Adviser manages the portfolios from day to day in accordance with each Fund's investment objectives and policies. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial market places.


INVESTMENT OBJECTIVE AND POLICIES
The investment objective of each Fund is to provide current income exempt from federal income taxes and from the personal income taxes, if any, of the State to which its name refers. Not more than one-third of each Fund's net assets may be invested in tax-exempt securities which are rated lower than the three highest grades of recognized rating agencies or comparable unrated securities. Such securities generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. Prospective investors should be aware that the net asset value of the shares of each Fund (as with any open-end investment company) will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of such a portfolio can be expected to decline (see "Investment Objective and Policies" below).

INVESTMENT ADVISER
MFS is the Trust's investment adviser. The Adviser is responsible for the management of the assets of each Fund, and manages the portfolio of each Fund from day to day in accordance with its investment objective and policies. For these management and other services, the Adviser receives a management fee from the Trust on behalf of each Fund computed and paid monthly at an annual rate equal to 0.55% of the Fund's average daily net assets. For certain Funds, the Adviser has voluntarily reduced the management fee. See "Expense Summary" and "Management of the Trust" in this Prospectus. The MFS organization, with a history of money management dating back to 1924, advises and administers each of the other funds in the MFS Family of Funds (the "MFS Funds"). MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., manage assets for certain other registered investment companies and for substantial private clients.

NET ASSET VALUE OF SHARES
The value of each share of each class of each Fund is its net asset value. The net asset value per share of each class of shares is determined by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. The value of each share of each class of each Fund changes daily as the aggregate value of the securities in the portfolio of that Fund increases or decreases. See "Net Asset Value" below. Therefore, the value of shares owned by a shareholder may be more or less than the shareholder's cost.

PURCHASE OF SHARES
Shares of each Fund are continuously sold to the public and may be purchased through any securities dealer or other financial institution having a selling agreement with MFD in its capacity as the Trust's distributor. Each Fund currently offers Class A and Class B shares to the public. In addition, the California Fund, the North Carolina Fund and the Virginia Fund currently offer Class C shares to the public (see "Information Concerning Shares of the Trust -- Purchases" below).

DISTRIBUTIONS
The Trust intends to declare daily and pay monthly dividends to the shareholders of each class from the net investment income of the Fund allocable to that class. If a Fund has profits from the sale of securities from its portfolio (after taking into account any available capital losses, including capital loss carryforwards from prior years), one or more capital gain distributions will be made to shareholders of the Fund during the calendar year. A shareholder may elect to receive dividends and capital gain distributions in either cash or additional shares (see "Information Concerning Shares of the Trust -- Distributions" below).

REDEMPTION OF SHARES
The Trust will buy back shares of each Fund at their net asset value (subject, in the case of Class B and Class C shares and certain Class A shares, to any applicable CDSC) determined either on the day a dealer places an order or on the day a shareholder's instructions are received in proper form by the Shareholder Servicing Agent. The Trust reserves the right to pay the redemption price, either totally or partially, by a distribution in kind of securities from the portfolio of a Fund (instead of cash) (see "Information Concerning Shares of the Trust -- Redemptions and Repurchases" below).

EXCHANGE AND OTHER PRIVILEGES
Shareholders have the right to obtain quantity discounts on sales charges for purchases of Class A shares under certain circumstances. Additionally, shareholders have the right to exchange shares of a class of a Fund for shares of the same class of another Fund (subject to residency requirements) or the same class of shares of certain of the other MFS Funds (see "Information Concerning Shares of the Trust -- Exchanges" and "Shareholder Services" below).

2.  CONDENSED FINANCIAL INFORMATION
The following information has been audited for at least the latest five fiscal years of each Fund and should be read in conjunction with the financial statements included in the Funds' Annual Reports to Shareholders, which are incorporated by reference into the SAI in reliance upon the reports of the Funds' independent auditors given upon their authority as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.

Further information about the performance of each Fund is contained in the Funds' Annual Reports to Shareholders, which can be obtained from the Shareholder Servicing Agent (see back cover for address and phone number) without charge.

                              FINANCIAL HIGHLIGHTS

                                                                             ALABAMA FUND
                                     --------------------------------------------------------------------------------------------
                                                                              TWO MONTHS
                                              YEAR ENDED MARCH 31,              ENDED               YEAR ENDED JANUARY 31,
                                     --------------------------------------   MARCH 31,      ------------------------------------
                                      1998       1997       1996     1995        1994         1994      1993      1992      1991
                                                                                CLASS A
                                       -------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................   $10.48     $10.52     $10.34   $10.27      $10.98      $10.33    $ 9.95    $ 9.65    $ 9.53
                                       ------     ------     ------   ------      ------      ------    ------    ------    ------
Income from investment operations# --
  Net investment income(S) .........   $ 0.55     $ 0.56     $ 0.55   $ 0.56      $ 0.09      $ 0.55    $ 0.56    $ 0.60    $ 0.59
  Net realized and unrealized gain
    (loss) on investments ..........     0.45       0.04       0.18     0.09       (0.71)       0.69      0.41      0.41      0.08
                                       ------     ------     ------   ------      ------      ------    ------    ------    ------
    Total from investment operations   $ 1.00     $ 0.60     $ 0.73   $ 0.65      $(0.62)     $ 1.24    $ 0.97    $ 1.01    $ 0.67
                                       ------     ------     ------   ------      ------      ------    ------    ------    ------
Less distributions declared to
  shareholders --
  From net investment income .......   $(0.55)    $(0.55)    $(0.55)  $(0.55)     $(0.08)     $(0.54)   $(0.58)   $(0.65)   $(0.55)
  From net realized gain on
    investments ....................    (0.13)     (0.09)       --       --          --        (0.04)    (0.01)    (0.06)      --
  In excess of net investment
    income(++) .....................      --         --         --       --        (0.01)      (0.01)      --      (0.00)      --
  In excess of net realized gain
    on investments .................      --         --         --     (0.03)        --          --        --        --        --
                                       ------     ------     ------   ------      ------      ------    ------    ------    ------
    Total distributions declared
      to shareholders ..............   $(0.68)    $(0.64)    $(0.55)  $(0.58)     $(0.09)     $(0.59)   $(0.59)   $(0.71)   $(0.55)
                                       ------     ------     ------   ------      ------      ------    ------    ------    ------
Net asset value -- end of period ...   $10.80     $10.48     $10.52   $10.34      $10.27      $10.98    $10.33    $ 9.95    $ 9.65
                                       ======     ======     ======   ======      ======      ======    ======    ======    ======
Total return(+) ....................    9.72%      5.82%      7.13%    6.51%     (5.66)%++   12.26%    10.08%    10.92%      7.31%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................    1.04%      1.10%      1.14%    1.15%       1.18%+      1.21%     1.08%     0.95%     0.57%
  Net investment income ............    5.12%      5.28%      5.18%    5.47%       5.17%+      5.13%     5.79%     6.19%     6.63%
PORTFOLIO TURNOVER .................      21%        22%        37%      30%          4%         12%       17%       23%       64%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................    $75,538    $76,928    $82,484  $83,805     $81,501     $87,344   $67,678   $48,476   $22,076
------------
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the year ended January 31, 1992, the per share distribution in excess of net investment income was $0.004.
 (S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income .........   $ 0.54       --       $ 0.54   $ 0.55      $ 0.09      $ 0.54    $ 0.55    $ 0.59    $ 0.52
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses## ..................    1.11%       --        1.24%    1.25%       1.28%+      1.31%     1.18%     1.08%     1.33%
       Net investment income .......    5.05%       --        5.08%    5.37%       5.07%+      5.03%     5.69%     6.06%     5.87%

                                                                  ALABAMA FUND
                             ----------------------------------------------------------------------------------------------
                                                                                 TWO MONTHS
                                             YEAR ENDED MARCH 31,                   ENDED        PERIOD ENDED
                             ----------------------------------------------------  MARCH 31,       JANUARY 31,
                                           1998          1997          1996          1995           1994             1994**
                                                                    CLASS B
                             ----------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period .. $10.48        $10.52        $10.34        $10.27         $10.98           $10.93
                                          ------        ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .............. $ 0.47        $ 0.47        $ 0.46        $ 0.47         $ 0.08           $ 0.18
  Net realized and unrealized gain (loss)
    on investments ......................   0.45          0.04          0.18          0.09          (0.71)            0.07
                                          ------        ------        ------        ------         ------           ------
    Total from investment operations .... $ 0.92        $ 0.51        $ 0.64        $ 0.56         $(0.63)          $ 0.25
                                          ------        ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income ............ $(0.47)       $(0.47)       $(0.46)       $(0.46)        $(0.08)          $(0.18)
  From net realized gain on investments .  (0.13)        (0.08)         --            --             --              (0.02)
  In excess of net realized gain on
    investments .........................   --            --            --           (0.03)          --               --
                                          ------        ------        ------        ------         ------           ------
    Total distributions declared to
      shareholders ...................... $(0.60)       $(0.55)       $(0.46)       $(0.49)        $(0.08)          $(0.20)
                                          ------        ------        ------        ------         ------           ------
Net asset value -- end of period ........ $10.80        $10.48        $10.52        $10.34         $10.27           $10.98
                                          ======        ======        ======        ======         ======           ======
Total return ............................  8.91%         4.98%         6.25%         5.64%        (5.79)%++          2.29%++
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## ............................  1.79%         1.90%         1.96%         1.97%          2.01%+           1.98%+
  Net investment income .................  4.36%         4.48%         4.34%         4.63%          4.30%+           3.98%+
PORTFOLIO TURNOVER ......................    21%           22%           37%           30%             4%              12%
NET ASSETS AT END OF PERIOD (000 OMITTED) $8,074        $7,281        $6,139        $4,396         $2,849           $2,269

------------
 ** For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through
    January 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income ............... $ 0.46          --            --            --             --               --
    RATIOS (TO AVERAGE NET ASSETS):
      Expenses## ........................  1.86%          --            --            --             --               --
      Net investment
         income .........................  4.29%          --            --            --             --               --

                                                                  ARKANSAS FUND
                                  ------------------------------------------------------------------------------------------------
                                                                                             TWO
                                                                                            MONTHS                       PERIOD
                                                  YEAR ENDED MARCH 31,                       ENDED    YEAR ENDED          ENDED
                                  ----------------------------------------------------      MARCH 31, JANUARY 31,      JANUARY 31,
                                    1998           1997           1996         1995           1994       1994             1993*
                                                                              CLASS A
                                   -----------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning
  of period ..................      $ 9.72        $ 9.75         $ 9.66       $ 9.69         $10.47      $ 9.88           $ 9.53
                                    ------        ------         ------       ------         ------      ------           ------
Income from investment operations# --
  Net investment income(S) ...      $ 0.50        $ 0.50         $ 0.50       $ 0.53         $ 0.09      $ 0.56           $ 0.58
  Net realized and unrealized
    gain (loss) on investments        0.46         (0.03)          0.09         0.02          (0.77)       0.60             0.35
                                    ------        ------         ------       ------         ------      ------           ------
    Total from investment
      operations .............      $ 0.96        $ 0.47         $ 0.59       $ 0.55         $(0.68)     $ 1.16           $ 0.93
                                    ------        ------         ------       ------         ------      ------           ------
Less distributions declared to shareholders --
  From net investment income .      $(0.50)       $(0.50)        $(0.50)      $(0.53)        $(0.08)     $(0.55)          $(0.58)
  From net realized gain on
    investments (+++) ........         --            --             --           --             --        (0.00)             --
  In excess of net investment
    income(++) ...............       (0.00)          --             --           --           (0.02)      (0.02)             --
  In excess of net realized
    gain on investments (+++) .        --            --             --         (0.05)           --        (0.00)             --
                                    ------        ------         ------       ------         ------      ------           ------
    Total distributions
      declared to shareholders      $(0.50)       $(0.50)        $(0.50)      $(0.58)        $(0.10)     $(0.57)          $(0.58)
                                    ------        ------         ------       ------         ------      ------           ------
Net asset value -- end of
  period .....................      $10.18        $ 9.72         $ 9.75       $ 9.66         $ 9.69      $10.47           $ 9.88
                                    ======        ======         ======       ======         ======      ======           ======
Total return(+) ..............      10.06%         4.87%          6.19%        5.90%         (6.61)%++   11.95%           10.11%++
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .................       0.85%         0.92%          0.93%        0.75%          0.75%+      0.63%            0.16%+
  Net investment income ......       4.97%         5.14%          5.10%        5.51%          5.21%+      5.30%            6.04%+
PORTFOLIO TURNOVER ...........         15%            9%             6%          24%             1%          3%              10%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ..............    $134,072      $144,263       $172,907     $187,105       $195,042    $203,542         $124,644

------------
    * For the period from the commencement of the Fund's investment operations [inception of Class A], February 3, 1992, through January 31, 1993.
    + Annualized.
   ++ Not annualized.
    # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 (++) For the year ended March 31, 1998, the per share distribution in excess of the net investment income was $0.002.
(+++) For the year ended January 31, 1994, the per share distribution from net realized gain on investments and in excess of net realized gain on investments were $0.0015 and $0.0003, respectively.
 (S)  The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income ..      $ 0.49          --             --         $ 0.52         $ 0.09      $ 0.53           $ 0.52
      RATIOS (TO AVERAGE NET ASSETS):
      Expenses## .............       0.92%          --             --          0.82%          0.96%+      0.91%            0.75%+
      Net investment income ..       4.90%          --             --          5.43%          5.01%+      5.01%            5.45%+

                                                                   ARKANSAS FUND
                             ------------------------------------------------------------------------------------------
                                                                                               TWO
                                                                                              MONTHS           PERIOD
                                               YEAR ENDED MARCH 31,                           ENDED            ENDED
                             --------------------------------------------------------        MARCH 31,       JANUARY 31,
                                   1998           1997           1996           1995           1994            1994**
                                                                      CLASS B
                             ------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value --
  beginning of period ....        $ 9.72         $ 9.75         $ 9.65         $ 9.69         $10.47           $10.42
                                  ------         ------         ------         ------         ------           ------
Income from investment
operations# --
  Net investment income(S)        $ 0.42         $ 0.42         $ 0.42         $ 0.42         $ 0.07           $ 0.23
  Net realized and
    unrealized gain (loss)
    on investments .......          0.46          (0.03)          0.10           0.01          (0.78)           (0.04)
                                  ------         ------         ------         ------         ------           ------
    Total from investment
      operations .........        $ 0.88         $ 0.39         $ 0.52         $ 0.43         $(0.71)          $ 0.19
                                  ------         ------         ------         ------         ------           ------
Less distributions
  declared to shareholders --
  From net investment
    income ...............        $(0.42)        $(0.42)        $(0.42)        $(0.42)        $(0.07)          $(0.14)
  From net realized gain
    on investments(+++) ..           --             --             --             --             --             (0.00)
  In excess of net
investment income(++) ....         (0.00)           --             --             --           (0.00)           (0.00)
  In excess of net
    realized gain on
    investments(+++) .....           --             --             --           (0.05)           --             (0.00)
                                  ------         ------         ------         ------         ------           ------

    Total distributions
      declared to
      shareholders .......        $(0.42)        $(0.42)        $(0.42)        $(0.47)        $(0.07)          $(0.14)
                                  ------         ------         ------         ------         ------           ------
Net asset value -- end of
  period .................        $10.18         $ 9.72         $ 9.75         $ 9.65         $ 9.69           $10.47
                                  ======         ======         ======         ======         ======           ======
Total return .............         9.18%          4.05%          5.43%          4.67%        (6.81)%++          2.18%++
RATIOS (TO AVERAGE NET
  ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .............         1.65%          1.71%          1.76%          1.84%          1.82%+           1.75%+
  Net investment income ..         4.15%          4.34%          4.27%          4.40%          4.11%+           3.87%+
PORTFOLIO TURNOVER .......           15%             9%             6%            24%             1%               3%
NET ASSETS AT END OF
  PERIOD (000 OMITTED)            $7,370         $7,548         $7,950         $7,231         $5,895           $5,179

------------
   ** For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January
      31, 1994.
    + Annualized.
   ++ Not annualized.
    # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (++) For the years ended March 31, 1998, and March 31, 1994, and the period ended January 31, 1994, the per share distributions in excess of net investment income were $0.001, $0.002 and $0.004, respectively.
(+++) For the period ended January 31, 1994, the per share distribution from net realized gain on investments and in excess of net realized gain on investments were $0.0015 and $0.0003, respectively.
  (S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment
        income ...........        $ 0.41            --             --          $ 0.41         $ 0.07           $ 0.12
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses## .......         1.72%            --             --           1.91%         2.02%+           3.44%+
        Net investment
          income .........         4.08%            --             --           4.33%         3.91%+           2.18%+

                                                                CALIFORNIA FUND
                                           --------------------------------------------------------------------------------
                                                                                                TWO MONTHS          PERIOD
                                                          YEAR ENDED MARCH 31,                      ENDED            ENDED
                                           -----------------------------------------------        MARCH 31,       JANUARY 31,
                                            1998         1997          1996          1995           1994             1994
                                                                         CLASS A
                                           --------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period     $ 5.47       $ 5.52        $ 5.41        $ 5.47         $ 5.95           $ 5.88
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
Net investment income(S) ...........       $ 0.29       $ 0.30        $ 0.30        $ 0.31         $ 0.05           $ 0.30
Net realized and unrealized gain
  (loss) on investments ............         0.33        (0.05)         0.11         (0.05)         (0.48)            0.14
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 0.62       $ 0.25        $ 0.41        $ 0.26         $(0.43)          $ 0.44
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
From net investment income .........       $(0.29)      $(0.30)       $(0.30)       $(0.31)        $(0.04)          $(0.29)
  From net realized gain on
    investments ....................          --           --            --            --             --             (0.07)
  In excess of net investment
    income (++) ....................          --           --          (0.00)        (0.00)         (0.01)           (0.01)
  In excess of net realized
    gain on investments ............          --           --            --          (0.01)           --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared to
      shareholders .................       $(0.29)      $(0.30)       $(0.30)       $(0.32)        $(0.05)          $(0.37)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ....      $ 5.80       $ 5.47        $ 5.52        $ 5.41         $ 5.47           $ 5.95
                                           ======       ======        ======        ======         ======           ======
Total return(+) ....................       11.51%        4.55%         7.86%         4.85%         (7.21)%++         7.64%++
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
Expenses## .........................        0.64%        0.66%         0.66%         0.69%          0.68%+           0.60%+
Net investment income ..............        5.07%        5.36%         5.48%         5.80%          5.27%+           4.99%+
PORTFOLIO TURNOVER .................          49%          78%           69%           57%             8%              38%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................     $222,421     $232,612      $259,817      $272,161       $313,790         $356,419

------------
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were
     $0.0049 and $0.0027, respectively.
(S)  The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income .........       $ 0.28       $ 0.29        $ 0.29        $ 0.30         $ 0.05           $ 0.29
    RATIOS (TO AVERAGE NET ASSETS):
      Expenses## ...................        0.79%        0.81%         0.81%         0.84%          0.83%+           0.78%+
      Net investment income ........        4.92%        5.21%         5.33%         5.65%          5.12%+           4.82%+

                                                                     CALIFORNIA FUND
                                          -------------------------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,
                                          -------------------------------------------------------------------------------
                                           1993          1992          1991          1990          1989             1988
                                                                         CLASS A
                                          -------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ..............................   $ 5.42        $ 5.26        $ 5.19        $ 5.06         $ 5.08           $ 5.38
                                          ------        ------        ------        ------         ------           ------
Income from investment operations --
Net investment income(S) ..............   $ 0.34        $ 0.35        $ 0.33        $ 0.33         $ 0.32           $ 0.31
Net realized and unrealized
  gain (loss) on investments ..........     0.47          0.20          0.07          0.13          (0.02)           (0.29)
                                          ------        ------        ------        ------         ------           ------
  Total from investment operations ....   $ 0.81        $ 0.55        $ 0.40        $ 0.46         $ 0.30           $ 0.02
                                          ------        ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income ..........   $(0.34)       $(0.37)       $(0.33)       $(0.33)       $(0.32)           $(0.31)
  From net realized gain on
    investments .......................    (0.01)        (0.02)          --            --            --              (0.01)
                                          ------        ------        ------        ------         ------           ------
Total distributions declared
  to shareholders .....................   $(0.35)       $(0.39)       $(0.33)       $(0.33)        $(0.32)          $(0.32)
                                          ------        ------        ------        ------         ------           ------
Net asset value -- end of period ......   $ 5.88        $ 5.42        $ 5.26        $ 5.19         $ 5.06           $ 5.08
                                          ======        ======        ======        ======         ======           ======
Total return(+) .......................   15.55%        10.69%         8.03%         9.28%          6.07%            0.83%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses ............................    0.39%         0.40%         0.87%         1.00%          1.28%            1.20%
  Net investment income ...............    6.18%         6.53%         6.39%         6.35%          6.35%            6.33%
PORTFOLIO TURNOVER ....................      64%           73%          102%          243%           188%             240%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................... $272,179      $177,291       $84,551       $68,879        $59,212          $59,479

------------
 (+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
     October 1, 1989). If the charge had been included, the results would have been lower.
 (S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income .......        $ 0.32         $ 0.33           --            --            --              --
    RATIOS (TO AVERAGE NET ASSETS):
      Expenses ..................         0.77%          0.79%           --            --            --              --
      Net investment income .....         5.80%          6.14%           --            --            --              --

                                                                                   CALIFORNIA FUND
                                           -----------------------------------------------------------------------------------
                                                                                                  TWO MONTHS
                                                         YEAR ENDED MARCH 31,                        ENDED        PERIOD ENDED
                                           ----------------------------------------------------     MARCH 31,      JANUARY 31,
                                            1998         1997          1996          1995            1994            1994**
                                                                       CLASS B
                                           -----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning
  of period ........................       $ 5.47       $ 5.52        $ 5.41        $ 5.47         $ 5.95           $ 6.02
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
Net investment income(S) ...........       $ 0.24       $ 0.25        $ 0.26        $ 0.25         $ 0.04           $ 0.10
Net realized and unrealized gain
  (loss) on investments ............         0.33        (0.05)         0.11         (0.05)         (0.48)             --
                                           ------       ------        ------        ------         ------           ------
  Total from investment operations .       $ 0.57       $ 0.20        $ 0.37        $ 0.20         $(0.44)          $ 0.10
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
From net investment income .........       $(0.24)      $(0.25)       $(0.26)       $(0.25)        $(0.04)          $(0.10)
From net realized gain on
  investments ......................          --           --            --            --             --             (0.07)
In excess of net investment
  income(++) .......................          --           --          (0.00)          --           (0.00)           (0.00)
In excess of net realized gain on
  investments ......................          --           --            --          (0.01)           --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions
      declared to shareholders .....       $(0.24)      $(0.25)       $(0.26)       $(0.26)        $(0.04)          $(0.17)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $ 5.80       $ 5.47        $ 5.52        $ 5.41         $ 5.47           $ 5.95
                                           ======       ======        ======        ======         ======           ======
Total return .......................       10.62%        3.64%         6.93%         3.73%        (7.38)%++          1.68%++
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................      $43,790      $36,694       $34,675       $29,057        $21,252          $19,360

------------
  ** For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the year ended March 31, 1996, the two months ended March 31, 1994, and the period ended January 31, 1994, the per share distributions in excess of net investment income were $0.0041, $0.002 and $0.003, respectively.
 (S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income .........       $ 0.23       $ 0.24        $ 0.24        $ 0.04         $ 0.09            --
         RATIOS (TO AVERAGE NET ASSETS):
     Expenses## ....................        1.59%        1.69%         1.91%         1.83%          1.81%+           --
     Net investment income .........        4.11%        4.33%         4.57%         4.04%          3.43%+           --

                                                                    CALIFORNIA FUND
                                           ----------------------------------------------------------------------------------
                                                                                                TWO MONTHS         PERIOD
                                                          YEAR ENDED MARCH 31,                     ENDED            ENDED
                                           ------------------------------------------------       MARCH 31,       JANUARY 31,
                                            1998        1997          1996          1995            1994            1994***
                                                                        CLASS C
                                           ----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning
  of period ........................       $ 5.48       $ 5.53        $ 5.42        $ 5.48         $ 5.95           $ 5.89
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
Net investment income(S) ...........       $ 0.23       $ 0.24        $ 0.25        $ 0.26         $ 0.03           $ 0.01
Net realized and unrealized
  gain (loss) on investments .......         0.33        (0.05)         0.11         (0.06)         (0.46)            0.06
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 0.56       $ 0.19        $ 0.36        $ 0.20         $(0.43)          $ 0.07
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
From net investment income .........       $(0.23)      $(0.24)       $(0.25)       $(0.25)        $(0.04)          $(0.01)
In excess of net investment
  income(++) .......................          --           --          (0.00)          --           (0.00)           (0.00)
In excess of net realized
  gain on investments ..............          --           --            --          (0.01)           --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions
      declared to shareholders .....       $(0.23)      $(0.24)       $(0.25)       $(0.26)        $(0.04)          $(0.01)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $ 5.81       $ 5.48        $ 5.53        $ 5.42         $ 5.48           $ 5.95
                                           ======       ======        ======        ======         ======           ======
Total return .......................       10.39%        3.51%         6.77%         3.79%        (7.22)%++          1.25%+
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................        1.64%        1.66%         1.67%         1.69%          1.64%+           2.02%+
  Net investment income ............        4.08%        4.37%         4.47%         4.79%          3.92%+           1.78%+
PORTFOLIO TURNOVER .................          49%          78%           69%           57%             8%              38%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................       $4,396       $3,856        $4,353        $3,858         $1,701           $  917

------------
 *** For the period from the inception of Class C, January 3, 1994, through January 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the year ended March 31, 1996, the two months ended March 31, 1994, and the period ended January 31, 1994, the per share distributions in excess of net investment income were $0.004, $0.001 and $0.003, respectively.
 (S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

Net investment income ..............       $ 0.22       $ 0.23        $ 0.24        $ 0.25         $ 0.03             --
RATIOS (TO AVERAGE NET ASSETS):
  Expenses## .......................        1.79%        1.81%         1.82%         1.84%          1.80%+           3.53%+
  Net investment income ............        3.93%        4.22%         4.32%         4.64%          3.77%+           0.27%+

                                                                 FLORIDA FUND
                                    ------------------------------------------------------------------------------------------
                                                                            TWO MONTHS
                                           YEAR ENDED MARCH 31,               ENDED                    YEAR ENDED      PERIOD ENDED
                                    ----------------------------------       MARCH 31,                 JANUARY 31,     JANUARY 31,
                                     1998          1997          1996          1995           1994        1994            1993*
                                                                    CLASS A
                                    ------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning
  of period ..................      $ 9.64        $ 9.82         $ 9.60       $ 9.65         $10.63      $ 9.89           $ 9.53
                                    ------        ------         ------       ------         ------      ------           ------
Income from investment operations# --
Net investment income(S) .....      $ 0.50        $ 0.51         $ 0.52       $ 0.54         $ 0.09      $ 0.57           $ 0.58
Net realized and unrealized
  gain (loss) on investments .        0.46         (0.18)          0.22         0.02          (0.98)       0.86             0.36
                                    ------        ------         ------       ------         ------      ------           ------
    Total from investment
      operations .............      $ 0.96        $ 0.33         $ 0.74       $ 0.56         $(0.89)     $ 1.43           $ 0.94
                                    ------        ------         ------       ------         ------      ------           ------
Less distributions declared to shareholders --
  From net investment income .      $(0.50)       $(0.51)        $(0.52)      $(0.54)        $(0.08)     $(0.57)          $(0.58)
  From net realized gain on
    investments    ...........         --            --             --         (0.04)           --        (0.11)             --
  In excess of net investment
    income(++) ...............         --            --          (0.00)          --           (0.01)      (0.01)             --
  In excess of net realized
    gain on investments ......         --            --             --         (0.03)           --          --               --
                                    ------        ------         ------       ------         ------      ------           ------
    Total distributions declared
      to shareholders ........      $(0.50)       $(0.51)        $(0.52)      $(0.61)        $(0.09)     $(0.69)          $(0.58)
                                    ------        ------         ------       ------         ------      ------           ------
Net asset value -- end of
  period .....................      $10.10        $ 9.64         $ 9.82       $ 9.60         $ 9.65      $10.63           $ 9.89
                                    ======        ======         ======       ======         ======      ======           ======
Total return(+) ..............      10.16%         3.43%          7.81%        6.07%        (8.39)%++    14.71%            10.28%+
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .................       0.78%         0.86%          0.86%        0.60%          0.77%+      0.49%            0.05%+
  Net investment income ......       5.03%         5.26%          5.26%        5.75%          5.15%+      5.42%            6.27%+
PORTFOLIO TURNOVER ...........         14%           24%            56%         131%            19%         53%              54%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ..............     $77,711       $80,342        $87,553      $89,894       $108,579    $124,131          $74,329

------------
   * For the period from the commencement of the Fund's investment operations [inception of Class A], February 3, 1992, through January 31, 1993.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0015.
 (S) The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
     Net investment income ...      $ 0.49          --           $ 0.52       $ 0.52         $ 0.08      $ 0.52           $ 0.51
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses## ............       0.85%          --            0.90%        0.83%          1.12%+      0.93%            0.81%+
       Net investment income .       4.96%          --            5.22%        5.52%          4.80%+      4.97%            5.51%+


                                                                    FLORIDA FUND
                                           -----------------------------------------------------------------------------------
                                                                                                  TWO MONTHS
                                                          YEAR ENDED MARCH 31,                       ENDED        PERIOD ENDED
                                           -----------------------------------------------          MARCH 31,      JANUARY 31,
                                            1998          1997          1996          1995            1994           1994**
                                                                       CLASS B
                                           -----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period     $ 9.64       $ 9.82        $ 9.60        $ 9.64         $10.62           $10.69
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
Net investment income(S) ...........       $ 0.42       $ 0.43        $ 0.43        $ 0.43         $ 0.07           $ 0.18
Net realized and unrealized gain
  (loss) on investments ............         0.45        (0.18)         0.22          0.04          (0.98)            0.03
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 0.87       $ 0.25        $ 0.65        $ 0.47         $(0.91)          $ 0.21
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.42)      $(0.43)       $(0.43)       $(0.44)        $(0.06)          $(0.17)
  From net realized gain on
    investments ....................          --           --            --          (0.04)          --              (0.10)
  In excess of net investment income(++)      --           --          (0.00)          --           (0.01)           (0.01)
  In excess of net realized gain on
    investments ....................          --           --            --          (0.03)           --               --
                                           ------       ------        ------        ------         ------           ------
Total distributions
  declared to shareholders .........       $(0.42)      $(0.43)       $(0.43)       $(0.51)        $(0.07)          $(0.28)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $10.09       $ 9.64        $ 9.82        $ 9.60         $ 9.64           $10.62
                                           ======       ======        ======        ======         ======           ======
Total return .......................        9.18%        2.56%         6.88%         5.06%         (8.55)%++         4.87%+
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................        1.58%        1.72%         1.74%         1.68%          1.82%+           1.64%+
  Net investment income ............        4.22%        4.40%         4.36%         4.63%          4.08%+           3.82%+
PORTFOLIO TURNOVER .................          14%          24%           56%          131%            19%              53%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................      $16,719      $14,701       $14,448       $12,667         $7,995          $7,244

------------
  ** For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0012.
 (S) The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income .........       $ 0.41        --           $ 0.43        $ 0.41         $ 0.06           $ 0.16
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses## ..................        1.65%        --            1.78%         1.91%          2.17%+           2.09%+
       Net investment income .......        4.15%        --            4.33%         4.40%          3.72%+           3.38%+


                                                                     GEORGIA FUND
                                      ---------------------------------------------------------------------------
                                                                                                     TWO MONTHS
                                                        YEAR ENDED MARCH 31,                            ENDED
                                      --------------------------------------------------------         MARCH 31,
                                            1998           1997           1996           1995            1994
                                                                        CLASS A
                                      ---------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ..........................        $10.38         $10.47         $10.35         $10.38           $11.30
                                           ------         ------         ------         ------           ------
Income from investment operations# --
  Net investment income(S) ........        $ 0.56         $ 0.56         $ 0.54         $ 0.57           $ 0.09
  Net realized and unrealized gain
    (loss) on investments .........          0.56          (0.10)          0.12        --                 (0.92)
                                           ------         ------         ------         ------           ------
    Total from investment operations       $ 1.12         $ 0.46         $ 0.66         $ 0.57           $(0.83)
                                           ------         ------         ------         ------           ------
Less distributions declared to shareholders --
  From net investment income ......        $(0.55)        $(0.55)        $(0.54)        $(0.56)          $(0.06)
  From net realized gain on
    investments ...................           --          --             --              (0.01)          --
  In excess of net investment
    income(++) ....................           --          --              (0.00)        --                (0.03)
  In excess of net realized gain on
    investments ...................           --          --             --              (0.03)          --
                                           ------         ------         ------         ------           ------
    Total distributions declared to
      shareholders ................        $(0.55)        $(0.55)        $(0.54)        $(0.60)          $(0.09)
                                           ------         ------         ------         ------           ------
Net asset value -- end of period ..        $10.95         $10.38         $10.47         $10.35           $10.38
                                           ======         ======         ======         ======           ======
Total return(+) ...................        11.02%          4.47%          6.48%          5.65%          (7.34)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses## ......................         1.03%          1.03%          1.17%          1.14%            1.18%+
  Net investment income ...........         5.14%          5.34%          5.11%          5.50%            5.05%+
PORTFOLIO TURNOVER ................           18%            27%            65%            56%               5%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ...................       $59,546        $59,843        $68,183        $74,432          $85,878

------------
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the year ended March 31, 1996, the per share distribution in excess of net investment income was
     $0.003.
 (S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income .........        $ 0.55         $ 0.55         $ 0.53         $ 0.56           $ 0.09
    RATIOS (TO AVERAGE NET ASSETS):
      Expenses## ..................         1.13%          1.10%          1.27%          1.24%            1.28%+
      Net investment income .......         5.04%          5.27%          5.01%          5.40%            4.95%+


                                                                               GEORGIA FUND
                                          -----------------------------------------------------------------------------------
                                                                                                                   PERIOD
                                                               YEAR ENDED JANUARY 31,                              ENDED
                                          --------------------------------------------------------------          JANUARY 31,
                                            1994         1993          1992          1991           1990            1989*
                                                                             CLASS A
                                          -----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $10.57       $10.22        $ 9.83        $ 9.73         $ 9.73           $ 9.53
                                           ------       ------        ------        ------         ------           ------
Income from investment operations --
  Net investment income(S) .........       $ 0.57       $ 0.58        $ 0.61        $ 0.63         $ 0.66           $ 0.32
  Net realized gain on investments .         0.75         0.38          0.46          0.12           0.02             0.14
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 1.32       $ 0.96        $ 1.07        $ 0.75         $ 0.68           $ 0.46
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.55)      $(0.60)       $(0.66)       $(0.63)        $(0.66)          $(0.26)
  From net realized gain on
    investments ....................        (0.01)       (0.01)        (0.02)        (0.02)         (0.02)             --
  In excess of net investment income        (0.03)         --            --            --             --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared to
      shareholders .................       $(0.59)      $(0.61)       $(0.68)       $(0.65)        $(0.68)          $(0.26)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $11.30       $10.57        $10.22        $ 9.83         $ 9.73           $ 9.73
                                           ======       ======        ======        ======         ======           ======
Total return(+) ....................       12.71%        9.56%        11.29%         8.06%          7.19%            7.57%+
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses .........................        1.21%        1.08%         0.99%         0.74%          0.42%            0.40%+
  Net investment income ............        5.10%        5.75%         6.08%         6.46%          6.72%            6.18%+
PORTFOLIO TURNOVER .................          14%          27%           36%           71%            99%             --
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................      $94,407      $64,649       $47,869       $29,214        $12,628          $4,383

------------
   * For the period from the commencement of the Fund's investment operations. June 6, 1988, through January 31, 1989.
   + Annualized.
 (+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October 31, 1989). If the charge had been included, the results would have been lower.
 (S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income .........       $ 0.56       $ 0.57        $ 0.60        $ 0.59         $ 0.57           $ 0.29
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses ....................        1.31%        1.18%         1.09%         1.11%          1.31%            1.07%+
       Net investment income .......        5.00%        5.65%         5.98%         6.09%          5.83%            5.51%+

                                                                             GEORGIA FUND
                                           ------------------------------------------------------------------------------------
                                                                                                TWO MONTHS          PERIOD
                                                           YEAR ENDED MARCH 31,                    ENDED             ENDED
                                           ---------------------------------------------          MARCH 31,        JANUARY 31,
                                            1998         1997          1996         1995            1994             1994**
                                                                    CLASS B
                                           ------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $10.38       $10.47        $10.36        $10.38         $11.30           $11.26
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
Net investment income(S) ...........       $ 0.48       $ 0.47        $ 0.45        $ 0.47         $ 0.07           $ 0.19
Net realized and unrealized gain
  (loss) on investments ............         0.56        (0.09)         0.12          0.02          (0.91)            0.05
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 1.04       $ 0.38        $ 0.57        $ 0.49         $(0.84)          $ 0.24
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.47)      $(0.47)       $(0.46)       $(0.47)        $(0.07)          $(0.18)
  From net realized gain on
    investments ....................          --           --            --          (0.01)           --             (0.01)
  In excess of net investment
    income(++) .....................          --           --          (0.00)         --            (0.01)           (0.01)
  In excess of net realized gain on
    investments ....................          --           --            --          (0.03)           --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared to
      shareholders .................       $(0.47)      $(0.47)       $(0.46)       $(0.51)        $(0.08)          $(0.20)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $10.95       $10.38        $10.47        $10.36         $10.38           $11.30
                                           ======       ======        ======        ======         ======           ======
Total return .......................       10.19%        3.63%         5.52%         4.88%         (7.47)%++         5.34%+
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................        1.77%        1.83%         2.00%         1.96%          1.99%+           1.97%+
  Net investment income ............        4.39%        4.53%         4.27%         4.66%          4.17%+           3.83%+
PORTFOLIO TURNOVER .................          18%          27%           65%           56%             5%              14%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................      $10,871       $9,995       $10,205        $8,695         $6,631          $5,766

------------
  ** For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.002.
 (S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income .........       $ 0.47       $ 0.47           --            --             --               --
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses## ..................         1.87%        1.90%          --            --             --               --
       Net investment income .......         4.29%        4.46%          --            --             --               --

                                                                                      MARYLAND FUND
                                          ----------------------------------------------------------------------------------
                                                                                                TWO MONTHS
                                                          YEAR ENDED MARCH 31,                     ENDED          YEAR ENDED
                                          ------------------------------------------------        MARCH 31,       JANUARY 31,
                                            1998         1997          1996          1995           1994             1994
                                                                                CLASS A
                                          ----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value --
  beginning of period ..............       $10.89       $11.04        $10.94        $10.89         $11.81           $11.40
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .........       $ 0.54       $ 0.57        $ 0.57        $ 0.59         $ 0.10           $ 0.62
  Net realized and unrealized
    gain (loss) on investments .....         0.59        (0.16)         0.09          0.09          (0.92)            0.53
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 1.13       $ 0.41        $ 0.66        $ 0.68         $(0.82)          $ 1.15
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.54)      $(0.56)       $(0.56)       $(0.59)        $(0.06)          $(0.61)
  From net realized gain on
     investments ...................         --           --            --            --             --              (0.07)
  In excess of net investment
    income(++) .....................        (0.01)        --            --           (0.00)         (0.04)           (0.04)
  In excess of net realized
    gain on investments ............         --           --            --           (0.04)          --              (0.02)
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared to
      shareholders .................       $(0.55)      $(0.56)       $(0.56)       $(0.63)        $(0.10)          $(0.74)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $11.47       $10.89        $11.04        $10.94         $10.89           $11.81
                                           ======       ======        ======        ======         ======           ======
Total return(+) ....................       10.57%        3.75%         6.17%         6.51%         (6.96)%++        10.27%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................        1.09%        1.12%         1.19%         1.21%          1.23%+           1.25%
  Net investment income ............        4.79%        5.21%         5.10%         5.46%          4.97%+           5.42%
PORTFOLIO TURNOVER .................          21%          22%           15%           31%             1%              25%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................     $126,018     $126,405      $139,297      $145,361       $161,290         $173,419

------------
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the year ended March 31, 1995, the per share distribution in excess of net investment income was $0.003.
 (S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income .........       $ 0.53       $ 0.57          --            --             --               --
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses## ..................        1.19%        1.19%          --            --             --               --
       Net investment income .......        4.69%        5.14%          --            --             --               --


                                                                   MARYLAND FUND
                             -----------------------------------------------------------------------------------------
                                                              YEAR ENDED JANUARY 31,
                             -----------------------------------------------------------------------------------------
                                  1993            1992           1991            1990           1989           1988
                                                                      CLASS A
                             -----------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $11.20       $10.97        $10.79        $10.76         $10.62           $11.20
                                           ------       ------        ------        ------         ------           ------
Income from investment operations --
  Net investment income ............       $ 0.67       $ 0.70        $ 0.70        $ 0.69         $ 0.69           $ 0.68
  Net realized and unrealized gain
    (loss) on investments ..........         0.24         0.31          0.19          0.04           0.14            (0.57)
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 0.91       $ 1.01        $ 0.89        $ 0.73         $ 0.83           $ 0.11
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.69)      $(0.76)       $(0.70)       $(0.69)        $(0.69)          $(0.67)
  From net realized gain on
    investments ....................        (0.02)       (0.02)        (0.01)        (0.01)           --             (0.01)
  Paid-in capital ..................          --           --            --            --             --             (0.01)
                                           ------       ------        ------        ------         ------           ------
    Total distributions
      declared to shareholders .....       $(0.71)      $(0.78)       $(0.71)       $(0.70)        $(0.69)          $(0.69)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $11.40       $11.20        $10.97        $10.79         $10.76           $10.62
                                           ======       ======        ======        ======         ======           ======
Total return(+) ....................        8.34%        9.55%         8.51%         6.90%          8.15%            1.25%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses .........................        1.14%        1.16%         1.17%         1.18%          1.14%            1.10%
  Net investment income ............        6.13%        6.32%         6.45%         6.33%          6.52%            6.47%
PORTFOLIO TURNOVER .................           5%           9%           41%           58%            34%              13%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................     $145,794      $119,120      $101,742       $93,175        $84,380          $79,906

------------
(+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.


                                                                MARYLAND FUND
                                          ------------------------------------------------------------------------------------
                                                                                                TWO MONTHS          PERIOD
                                                         YEAR ENDED MARCH 31,                      ENDED             ENDED
                                          ------------------------------------------------        MARCH 31,        JANUARY 31,
                                            1998         1997          1996          1995           1994             1994**
                                                                   CLASS B
                                          -----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $10.88       $11.03        $10.93        $10.88         $11.80           $11.88
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .........       $ 0.47       $ 0.50        $ 0.48        $ 0.51         $ 0.08           $ 0.22
  Net realized and unrealized gain
    (loss) on investments ..........         0.60        (0.17)         0.10          0.09          (0.91)           (0.01)
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 1.07       $ 0.33        $ 0.58        $ 0.60         $(0.83)          $ 0.21
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.47)      $(0.48)       $(0.48)       $(0.51)        $(0.08)          $(0.21)
  From net realized gain on
    investments ....................          --           --            --            --              --             (0.05)
  In excess of net investment
    income(++) .....................        (0.01)         --            --          (0.00)         (0.01)           (0.01)
  In excess of net realized
    gain on investments ............          --           --            --          (0.04)           --             (0.02)
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared to
      shareholders .................       $(0.48)      $(0.48)       $(0.48)       $(0.55)        $(0.09)          $(0.29)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $11.47       $10.88        $11.03        $10.93         $10.88           $11.80
                                           ======       ======        ======        ======         ======           ======
Total return .......................        9.96%        3.03%         5.41%         5.75%        (7.08)%++          4.45%+
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses## .......................        1.74%        1.82%         1.91%         1.93%          1.95%+           1.81%+
  Net investment income ............        4.12%        4.50%         4.36%         4.73%          4.19%+           4.23%+
PORTFOLIO TURNOVER .................          21%          22%           15%           31%             1%              25%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................      $21,622      $17,379       $13,694       $11,168         $6,478           $5,345

------------
  ** For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the year ended March 31, 1995, the per share distribution in excess of net investment income was $0.003.
 (S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income ..........      $ 0.46       $ 0.49          --            --             --               --
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses## ...................       1.84%        1.89%          --            --             --               --
       Net investment income ........       4.02%        4.43%          --            --             --               --

                                                                                         MASSACHUSETTS FUND
                                           ----------------------------------------------------------------------------------
                                                                                                   TWO MONTHS      PERIOD
                                                            YEAR ENDED MARCH 31,                      ENDED         ENDED
                                           -------------------------------------------------         MARCH 31,    JANUARY 31,
                                            1998         1997          1996          1995              1994          1994
                                                                                    CLASS A
                                           ----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $10.86       $10.98        $10.84        $10.90         $11.75           $11.41
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .........       $ 0.58       $ 0.61        $ 0.60        $ 0.64         $ 0.11           $ 0.64
  Net realized and unrealized gain
    (loss) on investments ..........         0.48        (0.14)         0.14         (0.03)         (0.85)            0.58
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 1.06       $ 0.47        $ 0.74        $ 0.61         $(0.74)          $ 1.22
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.58)      $(0.59)       $(0.60)       $(0.64)        $(0.07)          $(0.64)
  From net realized gain on
    investments ....................          --           --            --          (0.02)           --             (0.20)
  In excess of net investment
    income(++) .....................        (0.00)         --          (0.00)          --           (0.04)           (0.04)
  In excess of net realized gain
    on investments .................          --           --            --          (0.01)           --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared
      to shareholders ..............       $(0.58)      $(0.59)       $(0.60)       $(0.67)        $(0.11)          $(0.88)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $11.34       $10.86        $10.98        $10.84         $10.90           $11.75
                                           ======       ======        ======        ======         ======           ======
Total return(+) ....................        9.99%        4.39%         6.95%         5.89%        (6.34)%++         11.02%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................        1.06%        1.12%         1.17%         1.17%          1.19%+           1.19%
  Net investment income ............        5.18%        5.55%         5.44%         6.01%          5.64%+           5.71%
PORTFOLIO TURNOVER .................          24%          33%           31%           31%             4%              30%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................     $237,861     $234,874      $249,497      $262,551       $277,748         $300,894

------------
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the years ended March 31, 1998 and March 31, 1996, the per share distributions in excess of net investment income were $0.002 and $0.002, respectively.
 (S) The investment advisor and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and ratios would have been:

     Net investment income .........       $ 0.57       $ 0.60           --            --             --               --
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses## ..................        1.16%        1.19%           --            --             --               --
       Net investment income .......        5.08%        5.48%           --            --             --               --

                                                               MASSACHUSETTS FUND
                                  ----------------------------------------------------------------------------
                                                               YEAR ENDED JANUARY 31,
                                  ----------------------------------------------------------------------------
                                         1993            1992            1991            1990            1989
                                                                        CLASS A
                                  ----------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ......................         $11.05          $10.68          $10.58          $10.65          $10.60
                                        ------          ------          ------          ------          ------
Income from investment operations --
  Net investment income .......         $ 0.68          $ 0.73          $ 0.71          $ 0.72          $ 0.72
  Net realized and unrealized
    gain (loss) on investments            0.39            0.43            0.11           (0.07)           0.05
                                        ------          ------          ------          ------          ------
    Total from investment
      operations ..............         $ 1.07          $ 1.16          $ 0.82          $ 0.65          $ 0.77
                                        ------          ------          ------          ------          ------
Less distributions declared to shareholders --
  From net investment income ..         $(0.71)         $(0.78)         $(0.72)         $(0.72)         $(0.72)
  From net realized gain on
    investments ...............            --            (0.01)            --              --              --
                                        ------          ------          ------          ------          ------
    Total distributions
      declared to shareholders          $(0.71)         $(0.79)         $(0.72)         $(0.72)         $(0.72)
                                        ------          ------          ------          ------          ------
Net asset value -- end of
  period ......................         $11.41          $11.05          $10.68          $10.58          $10.65
                                        ======          ======          ======          ======          ======
Total return(+) ...............         10.03%          11.23%           8.12%           6.28%           7.65%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses ....................          1.08%           1.06%           1.07%           1.10%           1.07%
  Net investment income .......          6.33%           6.65%           6.74%           6.75%           6.90%
PORTFOLIO TURNOVER ............            32%             51%             43%             52%             26%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ...............       $270,778        $239,311        $213,679        $215,381        $212,763

------------
(+) Total returns for Class A shares do not include the applicable sales charge (except for dividends prior to
    October 1, 1989). If the charge had been included, the results would have been lower.

                                                                                MASSACHUSETTS FUND
                                           ---------------------------------------------------------------------------------
                                                                                                TWO MONTHS          PERIOD
                                                           YEAR ENDED MARCH 31,                    ENDED            ENDED
                                           --------------------------------------------------     MARCH 31,        JANUARY 31,
                                            1998         1997          1996          1995           1994             1994*
                                                                   CLASS B
                                           ---------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $10.87       $10.99        $10.84        $10.90         $11.75           $11.91
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .........       $ 0.51       $ 0.53        $ 0.52        $ 0.55         $ 0.09           $ 0.23
  Net realized and unrealized gain
    (loss) on investments ..........         0.48        (0.13)         0.15         (0.02)         (0.85)            0.04
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 0.99       $ 0.40        $ 0.67        $ 0.53         $(0.76)          $ 0.27
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.51)      $(0.52)       $(0.52)       $(0.56)        $(0.09)          $(0.22)
  From net realized gain on
    investments ....................          --           --            --          (0.02)           --             (0.20)
  In excess of net investment
     income(++) ....................        (0.00)         --          (0.00)          --             --             (0.01)
  In excess of net realized gain on
    investments ....................          --           --            --          (0.01)           --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared
      to shareholders ..............       $(0.51)      $(0.52)       $(0.52)       $(0.59)        $(0.09)          $(0.43)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $11.35       $10.87        $10.99        $10.84         $10.90           $11.75
                                           ======       ======        ======        ======         ======           ======
Total return .......................        9.25%        3.66%         6.27%         5.13%        (6.46)%++          5.89%+
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................        1.71%        1.81%         1.90%         1.89%          1.91%+           1.81%+
  Net investment income ............        4.52%        4.81%         4.71%         5.27%          4.89%+           4.62%+
PORTFOLIO TURNOVER .................          24%          33%           51%           31%             4%              30%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................      $18,750      $15,204       $11,316        $8,676         $4,993           $4,191

------------
  ** For the period from the inception of Class B shares, September 7, 1993, through January 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the years ended March 31, 1998 and March 31, 1996, the per share distributions in excess of net investment income were $0.0016 and $0.0013, respectively.
 (S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income .........       $ 0.50       $ 0.52          --            --             --               --
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses## ..................        1.81%        1.88%          --            --             --               --
       Net investment income .......        4.42%        4.74%          --            --             --               --

                                                                              MISSISSIPPI FUND
                                    -------------------------------------------------------------------------------------------
                                                                                          TWO MONTHS          YEAR ENDED
                                                    YEAR ENDED MARCH 31,                     ENDED            JANUARY 31,
                                    ------------------------------------------------        MARCH 31,     ---------------------
                                     1998          1997           1996         1995           1994        1994            1993*
                                                                                 CLASS A
                                    -------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning
  of period ..................      $ 9.35        $ 9.35         $ 9.15       $ 9.19         $10.00      $ 9.38           $ 9.53
                                    ------        ------         ------       ------         ------      ------           ------
Income from investment operations# --
  Net investment income(S) ...      $ 0.49        $ 0.48         $ 0.52       $ 0.54         $ 0.09      $ 0.55           $ 0.24
  Net realized and unrealized
    gain (loss) on investments        0.52           --            0.20        (0.01)         (0.81)       0.62            (0.15)
                                    ------        ------         ------       ------         ------      ------           ------
    Total from investment
      operations .............      $ 1.01        $ 0.48         $ 0.72       $ 0.53         $(0.72)     $ 1.17           $ 0.09
                                    ------        ------         ------       ------         ------      ------           ------
Less distributions declared to shareholders --
  From net investment
    income(++) ...............      $(0.48)       $(0.48)        $(0.52)      $(0.54)        $(0.09)     $(0.55)          $(0.24)
  From net realized gain
    on investments(+++) ......         --            --             --         (0.00)           --          --               --
  In excess of net realized
    gain on investments ......         --            --             --         (0.03)           --          --               --
                                    ------        ------         ------       ------         ------      ------           ------
    Total distributions declared
      to shareholders ........      $(0.48)       $(0.48)        $(0.52)      $(0.57)        $(0.09)     $(0.55)          $(0.24)
                                    ------        ------         ------       ------         ------      ------           ------
Net asset value -- end
  of period ..................      $ 9.88        $ 9.35         $ 9.35       $ 9.15         $ 9.19      $10.00           $ 9.38
                                    ======        ======         ======       ======         ======      ======           ======
Total return (+) .............       11.02%         5.22%          7.99%        6.08%         (7.20)%++   12.80%            5.00%++
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .................        0.78%         0.87%          0.45%        0.22%          0.10%+      0.03%           -- %+
  Net investment income ......        5.04%         5.14%          5.51%        5.99%          5.69%+      5.68%            5.59%+
PORTFOLIO TURNOVER ...........          18%           17%            31%          47%             2%         28%              14%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ..............      $66,061       $66,630        $74,435      $79,033        $79,541     $84,177          $41,212

------------
    * For the period from the commencement of investment operations, August 6, 1992, through January 31, 1993.
    + Annualized.
   ++ Not annualized.
    # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 (++) For the years ended March 31, 1996 and 1995, the per share distributions in excess of net investment income were
      $0.0013 and $0.0035, respectively.
(+++) For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0016.
  (S) Effective August 1, 1997, the investment adviser voluntarily waived a portion of its management fee. Prior to
      March 31, 1997, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and services fees, at no more than 0.40% of average daily net assets. To the extent actual expenses were over/under this limitation, and if the investment adviser was not waiving its fee, the net investment income per share and the ratios would have been:

      Net investment income ..      $ 0.48          --           $ 0.48       $ 0.48         $ 0.08      $ 0.45           $ 0.19
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses## ...........       0.85%          --            0.88%        0.93%          0.88%+      1.01%            1.17%+
        Net investment income        4.97%          --            5.08%        5.28%          4.91%+      4.69%            4.42%+


                                                              MISSISSIPPI FUND
                                          ------------------------------------------------------------------------------------
                                                                                                TWO MONTHS
                                                        YEAR ENDED MARCH 31,                       ENDED         PERIOD ENDED
                                          -------------------------------------------------       MARCH 31,       JANUARY 31,
                                            1998         1997          1996          1995           1994             1994**
                                                                             CLASS B
                                          ------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $ 9.36       $ 9.36        $ 9.16        $ 9.19         $ 9.99           $ 9.94
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .........       $ 0.41       $ 0.40        $ 0.44        $ 0.45         $ 0.07           $ 0.18
  Net realized and unrealized gain
    (loss) on investments ..........         0.53         --            0.20          --            (0.79)            0.05
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 0.94       $ 0.40        $ 0.64        $ 0.45         $(0.72)          $ 0.23
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income(++) ...       $(0.41)      $(0.40)       $(0.44)       $(0.45)        $(0.08)          $(0.18)
  From net realized gain on
    investments(+++) ...............         --           --            --           (0.00)          --               --
  In excess of net realized gain on
    investments ....................         --           --            --           (0.03)          --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared
      to shareholders ..............       $(0.41)      $(0.40)       $(0.44)       $(0.48)        $(0.08)          $(0.18)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $ 9.89       $ 9.36        $ 9.36        $ 9.16         $ 9.19           $ 9.99
                                           ======       ======        ======        ======         ======           ======
Total return .......................       10.15%        4.33%         7.11%         5.14%        (7.27)%++          2.33%++
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................        1.56%        1.72%         1.28%         1.23%          1.10%+           1.06%+
  Net investment income ............        4.26%        4.29%         4.67%         4.97%          4.67%+           4.29%+
PORTFOLIO TURNOVER .................          18%          17%           31%           47%             2%              28%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................      $10,717      $11,014       $11,475        $9,429         $6,526           $6,268

------------
   ** For the period from the inception of Class B, September 7, 1993 through January 31, 1994.
    + Annualized.
   ++ Not annualized.
    # Per share data for the periods subsequent to January 31, 1994, are  based on average shares outstanding.
   ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (++) For the years ended March 31, 1996, and 1995, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were $0.0011, $0.0029, and $0.002, respectively.
(+++) For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0016.
  (S) Effective August 1, 1997, the investment adviser voluntarily waived a portion of its management fee. Prior to
      March 31, 1997, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at no more than 0.40% of average daily net assets. To the extent actual expenses were over/under this limitation, and if the investment adviser was not waiving its fee, the net investment income per share and the ratios would have been:

      Net investment income ........       $ 0.40         --           $ 0.40        $ 0.38         $ 0.06           $ 0.14
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses## .................        1.63%         --            1.71%         2.01%          1.95%+           2.12%+
        Net investment income ......        4.19%         --            4.24%         4.19%          3.82%+           3.23%+

                                                                     NEW YORK FUND
                                            -------------------------------------------------------------------
                                                                                                      TWO MONTHS
                                                         YEAR ENDED MARCH 31,                           ENDED
                                            ----------------------------------------------------       MARCH 31,
                                             1998           1997           1996           1995           1994
                                                                        CLASS A
                                            -------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................        $10.60         $10.66         $10.49         $10.50          $11.34
                                            ------         ------         ------         ------          ------
Income from investment operations# --
  Net investment income(S) .........        $ 0.57         $ 0.55         $ 0.55         $ 0.56          $ 0.09
  Net realized and unrealized gain
    (loss) on investments ..........          0.64          (0.06)          0.17           0.05           (0.84)
                                            ------         ------         ------         ------          ------
    Total from investment operations        $ 1.21         $ 0.49         $ 0.72         $ 0.61          $(0.75)
                                            ------         ------         ------         ------          ------
Less distributions declared to
  shareholders --
  From net investment income .......        $(0.55)        $(0.55)        $(0.55)        $(0.56)         $(0.06)
  In excess of net investment income(++)       --             --           (0.00)         (0.01)          (0.03)
  In excess of net realized gain on
    investments ....................           --             --             --           (0.05)            --
                                            ------         ------         ------         ------          ------
    Total distributions declared to
      shareholders .................        $(0.55)        $(0.55)        $(0.55)        $(0.62)         $(0.09)
                                            ------         ------         ------         ------          ------
Net asset value -- end of period ...        $11.26         $10.60         $10.66         $10.49          $10.50
                                            ======         ======         ======         ======          ======
Total return(+) ....................        11.59%          4.68%          6.98%          6.03%         (6.58)%++
RATIOS (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA(S):
  Expenses## .......................         1.03%          1.11%          1.10%          1.07%           1.03%+
  Net investment income ............         5.14%          5.18%          5.09%          5.43%           5.09%+
PORTFOLIO TURNOVER .................           41%            64%           102%           147%             15%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................      $119,376       $121,588       $134,449       $146,597        $162,621

------------
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0058.
 (S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income ........        $ 0.56         --             $ 0.54         $ 0.55          $ 0.07
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses## .................         1.10%         --              1.20%          1.18%           1.23%+
        Net investment income ......         5.07%         --              4.99%          5.31%           4.88%+

                                                                      NEW YORK FUND
                                  --------------------------------------------------------------------------------------
                                                         YEAR ENDED JANUARY 31,                            PERIOD ENDED
                                  --------------------------------------------------------------------     JANUARY 31,
                                      1994           1993          1992          1991          1990           1989*
                                                                         CLASS A
                                  --------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $10.78       $10.25        $ 9.90        $ 9.74         $ 9.79           $ 9.53
                                           ------       ------        ------        ------         ------           ------
Income from investment operations --
  Net investment income(S) .........       $ 0.59       $ 0.63        $ 0.65        $ 0.65         $ 0.68           $ 0.29
  Net realized and unrealized gain
    on investments .................         0.74         0.58          0.44          0.16           0.01             0.21
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 1.33       $ 1.21        $ 1.09        $ 0.81         $ 0.69           $ 0.50
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.57)      $(0.65)       $(0.69)       $(0.65)        $(0.67)          $(0.24)
  From net realized gain on
    investments ....................        (0.17)       (0.03)        (0.05)         --            (0.06)            --
  In excess of net investment income        (0.03)        --            --            --             --               --
  From paid-in capital .............         --           --            --            --            (0.01)            --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared
      to shareholders ..............       $(0.77)      $(0.68)       $(0.74)       $(0.65)        $(0.74)          $(0.24)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $11.34       $10.78        $10.25        $ 9.90         $ 9.74           $ 9.79
                                           ======       ======        ======        ======         ======           ======
Total return(+) ....................        12.69%       12.23%        11.42%         8.74%          7.33%            8.16%+
RATIOS (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA(S):
  Expenses .........................         0.93%        0.53%         0.65%         0.54%          0.40%            0.40%+
  Net investment income ............         5.21%        6.16%         6.44%         6.73%          6.88%            5.93%+
PORTFOLIO TURNOVER .................           51%          61%           80%          188%           236%              32%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................       $184,523     $135,749      $79,524       $37,385        $20,156          $6,412

------------
  * For the period from the commencement of the Fund's investment operations, June 6, 1988 through January 31, 1989.
  + Annualized.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

Net investment income ..............       $ 0.56       $ 0.57        $ 0.60        $ 0.61         $ 0.59           $ 0.26
RATIOS (TO AVERAGE NET ASSETS):
  Expenses .........................        1.23%        1.13%         1.16%         0.95%          1.32%            1.09%+
  Net investment income ............        4.91%        5.56%         5.93%         6.33%          5.96%            5.24%+

                                                                           NEW YORK FUND
                                          -----------------------------------------------------------------------------------
                                                                                               TWO MONTHS
                                                        YEAR ENDED MARCH 31,                      ENDED         PERIOD ENDED
                                          ------------------------------------------------       MARCH 31,       JANUARY 31,
                                            1998         1997          1996          1995          1994             1994**
                                                                            CLASS B
                                           ----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $10.59       $10.66        $10.49        $10.50         $11.34           $11.46
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .........       $ 0.49       $ 0.47        $ 0.47        $ 0.47         $ 0.07           $ 0.18
  Net realized and unrealized gain
    (loss) on investments ..........         0.64        (0.07)         0.17          0.05          (0.83)            0.04
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 1.13       $ 0.40        $ 0.64        $ 0.52         $(0.76)          $ 0.22
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.46)      $(0.47)       $(0.47)       $(0.47)        $(0.07)          $(0.18)
  From net realized gain on
    investments ....................         --           --            --            --             --              (0.15)
  In excess of net investment
    income(++) .....................         --           --           (0.00)        (0.01)         (0.01)           (0.01)
  In excess of net realized gain on
    investments ....................         --           --            --           (0.05)          --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared to
      shareholders .................       $(0.46)      $(0.47)       $(0.47)       $(0.53)        $(0.08)          $(0.34)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $11.26       $10.59        $10.66        $10.49         $10.50           $11.34
                                           ======       ======        ======        ======         ======           ======
Total return .......................        10.78%        3.77%         6.10%         5.17%         (6.71)%++         5.20%+
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................         1.78%        1.92%         1.92%         1.89%          1.87%+           1.79%+
  Net investment income ............         4.39%        4.37%         4.27%         4.58%          4.21%+           3.90%+
PORTFOLIO TURNOVER .................           41%          64%          102%          147%            15%              51%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................       $26,618      $26,724       $28,068       $11,885        $6,265           $4,828

------------
  ** For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0048.
 (S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

Net investment income ..............       $ 0.48         --            --          $ 0.47         $ 0.07           $ 0.17
RATIOS (TO AVERAGE NET ASSETS):
  Expenses## .......................        1.85%         --            --           1.91%          1.97%+           2.00%+
  Net investment income ............        4.32%         --            --           4.57%          4.11%+           3.69%+

                                                               NORTH CAROLINA FUND
                                          -----------------------------------------------------------------------------------
                                                                                                TWO MONTHS
                                                           YEAR ENDED MARCH 31,                    ENDED          YEAR ENDED
                                          -------------------------------------------------       MARCH 31,       JANUARY 31,
                                            1998         1997          1996          1995           1994             1994
                                                                                CLASS A
                                          -----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $11.56       $11.57        $11.42        $11.48         $12.37           $11.80
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .........       $ 0.59       $ 0.59        $ 0.59        $ 0.61         $ 0.10           $ 0.64
  Net realized and unrealized gain
    (loss) on investments ..........         0.59        (0.01)         0.15          0.03          (0.89)            0.58
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 1.18       $ 0.58        $ 0.74        $ 0.64         $(0.79)          $ 1.22
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.59)      $(0.59)       $(0.59)       $(0.60)        $(0.07)          $(0.61)
  From net realized gain on
    investments ....................          --           --            --          (0.06)           --             (0.01)
  In excess of net investment
    income(++) .....................          --         (0.00)        (0.00)          --           (0.03)           (0.03)
  In excess of net realized gain on
    investments ....................          --           --            --          (0.04)           --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared to
      shareholders .................       $(0.59)      $(0.59)       $(0.59)       $(0.70)        $(0.10)          $(0.65)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $12.15       $11.56        $11.57        $11.42         $11.48           $12.37
                                           ======       ======        ======        ======         ======           ======
Total return(+) ....................       10.36%        5.09%         6.56%         5.86%        (6.39)%++         10.59%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................         1.03%        1.08%         1.17%         1.16%          1.16%+           1.19%
  Net investment income ............         4.92%        5.05%         5.04%         5.38%          4.96%+           5.21%
PORTFOLIO TURNOVER .................           24%          33%           30%           58%             2%              12%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................       $380,595     $377,112      $409,347      $429,131       $460,321         $495,158

------------
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994 are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+)  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the years ended March 31, 1997, and 1996, the per share distributions in excess of net investment income were
     $0.002 and $0.002, respectively.
 (S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income ........       $ 0.58       $ 0.58          --            --             --               --
      RATIOS (TO AVERAGE
      NET ASSETS):
        Expenses## .................        1.13%        1.15%          --            --             --               --
        Net investment income ......        4.82%        4.98%          --            --             --               --

                                                                 NORTH CAROLINA FUND
                                       ------------------------------------------------------------------------
                                                               YEAR ENDED JANUARY 31,
                                       ------------------------------------------------------------------------
                                             1993           1992          1991           1990           1989
                                                                         CLASS A
                                       ------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................        $11.45         $11.30         $11.18         $11.15         $11.13
                                            ------         ------         ------         ------         ------
Income from investment operations --
  Net investment income ............        $ 0.65         $ 0.70         $ 0.72         $ 0.73         $ 0.74
  Net realized and unrealized gain
    (loss) on investments ..........          0.37           0.26           0.17           0.03           0.02
                                            ------         ------         ------         ------         ------
    Total from investment operations        $ 1.02         $ 0.96         $ 0.89         $ 0.76         $ 0.76
                                            ------         ------         ------         ------         ------
Less distributions declared to shareholders --
  From net investment income .......        $(0.67)        $(0.76)        $(0.72)        $(0.73)        $(0.74)
  From net realized gain on
    investments ....................           --           (0.01)         (0.05)           --             --
  From paid-in capital(++) .........           --           (0.04)         (0.00)           --             --
                                             -----          -----          -----          -----          -----
    Total distributions declared to
      shareholders .................        $(0.67)        $(0.81)        $(0.77)        $(0.73)        $(0.74)
                                             -----          -----          -----          -----          -----
Net asset value -- end of period ...        $11.80         $11.45         $11.30         $11.18         $11.15
                                            ======         ======         ======         ======         ======
Total return(+) ....................         9.23%          8.82%          8.34%          6.97%          7.12%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses .........................         1.07%          1.09%          1.09%          1.12%          1.11%
  Net investment income ............         5.80%          6.17%          6.47%          6.48%          6.70%
PORTFOLIO TURNOVER .................            2%            39%            44%            61%            25%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................      $398,352       $312,466       $226,806       $175,101       $129,287

------------
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the year ended January 31, 1991, the per share distribution from paid-in capital was $0.0005.

                                                                NORTH CAROLINA FUND
                                           ----------------------------------------------------------------------------------
                                                                                                TWO MONTHS          PERIOD
                                              YEAR ENDED MARCH 31,                                ENDED             ENDED
                                           -----------------------------------------------       MARCH 31,        JANUARY 31,
                                            1998         1997         1996           1995          1994              1994**
                                                                           CLASS B
                                           ----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $11.55       $11.56        $11.42        $11.47         $12.36           $12.36
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .........       $ 0.51       $ 0.50        $ 0.50        $ 0.52         $ 0.08           $ 0.22
  Net realized and unrealized gain
    (loss) on investments ..........         0.60          --           0.14          0.05          (0.89)            0.01
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 1.11       $ 0.50        $ 0.64        $ 0.57         $(0.81)          $ 0.23
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.51)      $(0.51)       $(0.50)       $(0.52)        $(0.08)          $(0.21)
  From net realized gain on
    investments ....................          --           --            --          (0.06)           --             (0.01)
  In excess of net investment
    income(++) .....................          --         (0.00)        (0.00)          --           (0.00)           (0.01)
  In excess of net realized gain on
    investments ....................          --           --            --          (0.04)           --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared to
      shareholders .................       $(0.51)      $(0.51)       $(0.50)       $(0.62)        $(0.08)          $(0.23)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $12.15       $11.55        $11.56        $11.42         $11.47           $12.36
                                           ======       ======        ======        ======         ======           ======
Total return .......................        9.75%        4.36%         5.70%         5.20%         (6.51)%++         4.58%+
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................        1.68%        1.78%         1.90%         1.88%          1.88%+           1.84%+
  Net investment income ............        4.27%        4.36%         4.30%         4.64%          4.18%+           4.03%+
PORTFOLIO TURNOVER .................          24%          33%           30%           58%             2%              12%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................      $44,238      $39,035       $33,847       $26,260        $15,866          $13,379

------------
  ** For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the years ended March 31, 1997, and 1996, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were $0.001, $0.002 and $0.004, respectively.
 (S) The investment adviser voluntarily waived a portion of its management fee, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income .........       $ 0.50       $ 0.49          --            --             --               --
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses## ..................        1.78%        1.85%          --            --             --               --
       Net investment income .......        4.17%        4.29%          --            --             --               --

                                                                 NORTH CAROLINA FUND
                                          -----------------------------------------------------------------------------------
                                                                                                TWO MONTHS          PERIOD
                                                        YEAR ENDED MARCH 31,                       ENDED             ENDED
                                          ------------------------------------------------        MARCH 31,        JANUARY 31,
                                            1998         1997          1996          1995           1994             1994***
                                                                             CLASS C
                                          -----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $11.55       $11.56        $11.41        $11.47         $12.36           $12.24
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .........       $ 0.51       $ 0.52        $ 0.51        $ 0.53         $ 0.10           $ 0.02
  Net realized and unrealized gain
    (loss) on investments ..........         0.60        (0.02)         0.15          0.04          (0.90)            0.12
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 1.11       $ 0.50        $ 0.66        $ 0.57         $(0.80)          $ 0.14
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income(++) ...       $(0.51)      $(0.51)       $(0.51)       $(0.53)        $(0.09)          $(0.02)
  From net realized gain on
    investments ....................          --           --            --          (0.06)           --               --
  In excess of net realized gain on
    investments ....................          --           --            --          (0.04)           --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared to
      shareholders .................       $(0.51)      $(0.51)       $(0.51)       $(0.63)        $(0.09)          $(0.02)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $12.15       $11.55        $11.56        $11.41         $11.47           $12.36
                                           ======       ======        ======        ======         ======           ======
Total return .......................        9.75%        4.41%         5.87%         5.18%        (6.50)%++         16.50%+
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................        1.68%        1.73%         1.83%         1.81%          1.82%+           1.44%+
  Net investment income ............        4.27%        4.40%         4.38%         4.71%          4.25%+           2.33%+
PORTFOLIO TURNOVER .................          24%          33%           30%           58%             2%              12%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................       $8,143       $7,789        $9,352        $8,149         $6,661           $4,584

------------
 *** For the period from the inception of Class C, January 3, 1994, through January 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the years ended March 31, 1997, and 1996, the two months ended March 31, 1994, and the period ended January 31,
     1994, the per share distributions in excess of net investment income were $0.002, $0.002, $0.002 and $0.003, respectively.
 (S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income ........       $ 0.50       $ 0.51          --            --             --               --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses## .................        1.78%        1.80%          --            --             --               --
        Net investment income ......        4.17%        4.33%          --            --             --               --

                                                                    PENNSYLVANIA FUND
                                          -----------------------------------------------------------------------------------
                                                                                                TWO MONTHS
                                                         YEAR ENDED MARCH 31,                      ENDED         PERIOD ENDED
                                           -----------------------------------------------        MARCH 31,       JANUARY 31,
                                            1998         1997          1996          1995           1994             1994*
                                                                              CLASS A
                                           ----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning
  of period ........................       $ 9.26       $ 9.37        $ 9.29        $ 9.15         $10.14           $ 9.53
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .........       $ 0.50       $ 0.53        $ 0.54        $ 0.54         $ 0.09           $ 0.50
  Net realized and unrealized gain
    (loss) on investments ..........         0.56        (0.10)         0.09          0.18          (0.99)            0.62
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 1.06       $ 0.43        $ 0.63        $ 0.72         $(0.90)          $ 1.12
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income(++) ...       $(0.50)      $(0.54)       $(0.55)       $(0.54)        $(0.09)          $(0.50)
  From net realized gain on
    investments ....................          --           --            --          (0.01)           --             (0.01)
  In excess of net realized gain on
    investments ....................          --           --            --          (0.03)           --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared to
      shareholders .................       $(0.50)      $(0.54)       $(0.55)       $(0.58)        $(0.09)          $(0.51)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $ 9.82       $ 9.26        $ 9.37        $ 9.29         $ 9.15           $10.14
                                           ======       ======        ======        ======         ======           ======
Total return(+) ....................       11.65%        4.67%         6.85%         8.14%         (8.91)%++        12.12%+
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses .........................        0.40%        0.10%         0.10%         0.01%          0.00%+           0.00%+
  Net investment income ............        5.15%        5.66%         5.76%         5.97%          5.43%+           5.30%+
PORTFOLIO TURNOVER .................          31%          42%           40%           49%             1%              10%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................      $18,918      $16,933       $18,030       $16,411        $13,961          $13,987

------------
   * For the period from the commencement of the Fund's investment operations, February 1, 1993, through January 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data for periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the year ended March 31, 1997, the per share distribution in excess of net investment income was $0.003.
 (S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.00% of average daily net assets.
     Effective October 31, 1997, the investment adviser voluntarily waived a portion of its management fee. If this fee had been incurred by the Fund and to the extent actual expenses were over/under this expense limitation, the net investment income per share and the ratios would have been:

      Net investment income ........       $ 0.44       $ 0.45        $ 0.45        $ 0.43         $ 0.06           $ 0.32
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses## .................        0.99%        0.95%         1.00%         1.18%          1.84%+           1.94%+
        Net investment income ......        4.56%        4.81%         4.86%         4.80%          3.60%+           3.36%+

                                                                 PENNSYLVANIA FUND
                                           -----------------------------------------------------------------------------------
                                                                                                TWO MONTHS          PERIOD
                                                          YEAR ENDED MARCH 31,                     ENDED             ENDED
                                           -----------------------------------------------        MARCH 31,        JANUARY 31,
                                            1998         1997          1996          1995           1994             1994**
                                                                             CLASS B
                                           -----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $ 9.28       $ 9.39        $ 9.29        $ 9.15         $10.15           $10.06
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .........       $ 0.42       $ 0.46        $ 0.50        $ 0.45         $ 0.06           $ 0.17
  Net realized and unrealized gain
    (loss) on investments ..........         0.56        (0.11)         0.07          0.18          (0.99)            0.10
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 0.98       $ 0.35        $ 0.57        $ 0.63         $(0.93)          $ 0.27
                                           ------       ------        ------        ------         ------           ------
Less distributions declared
  to shareholders --
  From net investment income(++) ...       $(0.42)      $(0.46)       $(0.47)       $(0.45)        $(0.07)          $(0.17)
  From net realized gain on
    investments ....................         --           --            --           (0.01)          --              (0.01)
  In excess of net realized gain on
    investments ....................         --           --            --           (0.03)          --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared to
      shareholders .................       $(0.42)      $(0.46)       $(0.47)       $(0.49)        $(0.07)          $(0.18)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $ 9.84       $ 9.28        $ 9.39        $ 9.29         $ 9.15           $10.15
                                           ------       ------        ------        ------         ------           ------
                                           ------       ------        ------        ------         ------           ------
Total return .......................        10.76%        3.83%         6.23%         7.07%         (9.16)%++         6.76%+
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................         1.19%        0.90%         0.88%         1.01%          1.00%+           1.00%+
  Net investment income ............         4.36%        4.86%         4.98%         4.96%          4.37%+           4.22%+
PORTFOLIO TURNOVER .................           31%          42%           40%           49%             1%              10%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................       $20,551      $24,898       $24,170       $7,699         $4,304           $3,401

------------
  ** For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the year ended March 31, 1997, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were $0.002 and $0.001, respectively.
 (S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.00% of average daily net assets.
     Effective October 31, 1997, the investment adviser voluntarily waived a portion of its management fee. If this fee had been incurred by the Fund and to the extent actual expenses were over/under this expense limitation, the net investment income per share and the ratios would have been:

      Net investment income ........       $ 0.36       $ 0.38        $ 0.41        $ 0.34         $ 0.04           $ 0.05
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses## .................        1.78%        1.75%         1.85%         2.26%          2.91%+           2.50%+
        Net investment income ......        3.77%        4.01%         4.01%         3.72%          2.47%+           1.29%+

                                                                      SOUTH CAROLINA FUND
                                           ----------------------------------------------------------------------------------
                                                                                                TWO MONTHS
                                                       YEAR ENDED MARCH 31,                        ENDED          YEAR ENDED
                                           ------------------------------------------------       MARCH 31,       JANUARY 31,
                                            1998       1997           1996           1995           1994             1994
                                                                           CLASS A
                                           ----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $11.88       $11.97        $11.86        $11.79         $12.74           $12.02
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .........       $ 0.60       $ 0.62        $ 0.62        $ 0.63         $ 0.08           $ 0.63
  Net realized and unrealized gain
    (loss) on investments ..........         0.64        (0.10)         0.11          0.15          (0.92)            0.74
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 1.24       $ 0.52        $ 0.73        $ 0.78         $(0.84)          $ 1.37
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.60)      $(0.61)       $(0.62)       $(0.62)        $(0.08)          $(0.61)
  From net realized gain on
    investments ....................         --           --            --           (0.06)          --              (0.01)
  In excess of net investment
    income(++) .....................        (0.00)        --           (0.00)         --            (0.03)           (0.03)
  In excess of net realized gain on
    investments ....................         --           --            --           (0.03)          --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared to
      shareholders .................       $(0.60)      $(0.61)       $(0.62)       $(0.71)        $(0.11)          $(0.65)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $12.52       $11.88        $11.97        $11.86         $11.79           $12.74
                                           ======       ======        ======        ======         ======           ======
Total return(+) ....................       10.62%        4.46%         6.20%         6.93%         (6.65)%++        11.69%
RATIOS (TO AVERAGE NET ASSETS)/
 SUPPLEMENTAL DATA(S):
  Expenses## .......................        1.06%        1.10%         1.20%         1.19%          1.23%+           1.22%
  Net investment income ............        4.86%        5.17%         5.10%         5.37%          5.09%+           5.06%
PORTFOLIO TURNOVER .................          29%          13%           18%           30%             4%              10%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................     $148,820     $148,908      $166,801      $171,045       $173,316         $187,307

------------
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the years ended March 31, 1998 and 1996, the per share distributions in excess of net investment income were
     $0.0009 and $0.0006, respectively.
 (S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income ........       $ 0.59       $ 0.16          --            --             --               --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses## .................        1.16%        1.16%          --            --             --               --
        Net investment income ......        4.76%        5.11%          --            --             --               --

                                                                SOUTH CAROLINA FUND
                                     -------------------------------------------------------------------------
                                                              YEAR ENDED JANUARY 31,
                                     -------------------------------------------------------------------------
                                          1993            1992           1991           1990           1989
                                                                      CLASS A
                                     -------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period .........................         $11.74          $11.45         $11.30         $11.24         $11.14
                                           ------          ------         ------         ------         ------
Income from investment operations --
  Net investment income ..........         $ 0.67          $ 0.70         $ 0.71         $ 0.72         $ 0.76
  Net realized and unrealized gain
    on investments ...............           0.34            0.40           0.21           0.06           0.11
                                           ------          ------         ------         ------         ------
    Total from investment
      operations .................         $ 1.01          $ 1.10         $ 0.92         $ 0.78         $ 0.87
                                           ------          ------         ------         ------         ------
Less distributions declared to shareholders --
  From net investment income .....         $(0.69)         $(0.76)        $(0.71)        $(0.72)        $(0.77)
  From net realized gain on
    investments ..................          (0.04)          (0.05)         (0.06)        --             --
                                           ------          ------         ------         ------         ------
    Total distributions declared
      to shareholders ............         $(0.73)         $(0.81)        $(0.77)        $(0.72)        $(0.77)
                                           ------          ------         ------         ------         ------
Net asset value -- end of period .         $12.02          $11.74         $11.45         $11.30         $11.24
                                           ======          ======         ======         ======         ======
Total return(+) ..................          8.89%           9.95%          8.46%          7.13%          8.18%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses .......................          1.12%           1.15%          1.18%          1.21%          0.97%
  Net investment income ..........          5.47%           6.07%          6.30%          6.35%          6.90%
PORTFOLIO TURNOVER ...............            11%             22%            47%            54%            27%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ..................       $144,539        $101,434        $75,922        $57,675        $45,391

------------
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

                                                              SOUTH CAROLINA FUND
                                           ----------------------------------------------------------------------------------
                                                                                                 TWO MONTHS          PERIOD
                                                          YEAR ENDED MARCH 31,                     ENDED             ENDED
                                           ---------------------------------------------------    MARCH 31,        JANUARY 31,
                                            1998         1997          1996          1995           1994             1994**
                                                                               CLASS B
                                           ----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $11.88       $11.97        $11.86        $11.78         $12.73           $12.67
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .........       $ 0.52       $ 0.54        $ 0.52        $ 0.54         $ 0.08           $ 0.21
  Net realized and unrealized gain
    (loss) on investments ..........         0.64        (0.10)         0.12          0.17          (0.94)            0.06
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations.      $ 1.16       $ 0.44        $ 0.64        $ 0.71         $(0.86)          $ 0.27
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.52)      $(0.53)       $(0.53)       $(0.54)        $(0.08)          $(0.20)
  From net realized gain on
    investments ....................         --           --            --           (0.06)          --               --
  In excess of net investment
    income(++) .....................        (0.00)        --           (0.00)        (0.00)         (0.01)           (0.01)
  In excess of net realized gain on
    investments ....................         --           --            --           (0.03)          --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared to
      shareholders .................       $(0.52)      $(0.53)       $(0.53)       $(0.63)        $(0.09)          $(0.21)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $12.52       $11.88        $11.97        $11.86         $11.78           $12.73
                                           ------       ------        ------        ------         ------           ------
                                           ------       ------        ------        ------         ------           ------
Total return .......................         9.91%        3.73%         5.43%         6.26%         (6.77)%++         5.47%+
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................         1.71%        1.79%         1.92%         1.90%          1.96%+           1.90%+
  Net investment income ............         4.21%        4.48%         4.35%         4.63%          4.29%+           3.86%+
PORTFOLIO TURNOVER .................           29%          13%           18%           30%             4%              10%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................       $28,086      $21,871       $18,420       $12,964        $10,085          $8,217

------------
  ** For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the years ended March 31, 1998, 1996 and 1995, the per share distributions in excess of net investment income were $0.0008, $0.0005 and $0.00436, respectively.
 (S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income .........       $ 0.51       $ 0.53          --            --             --               --
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses## ..................        1.81%        1.85%          --            --             --               --
       Net investment income .......        4.11%        4.42%          --            --             --               --

                                                                          TENNESSEE FUND
                                           ----------------------------------------------------------------------------------
                                                                                                TWO MONTHS
                                                           YEAR ENDED MARCH 31,                    ENDED          YEAR ENDED
                                           -----------------------------------------------        MARCH 31,       JANUARY 31,
                                            1998         1997           1996         1995           1994             1994
                                                                           CLASS A
                                           ----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $10.32       $10.40        $10.27        $10.26         $10.94           $10.37
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .........       $ 0.53       $ 0.55        $ 0.54        $ 0.56         $ 0.09           $ 0.57
  Net realized and unrealized gain
    (loss) on investments ..........         0.60        (0.09)         0.13          0.02          (0.68)            0.57
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 1.13       $ 0.46        $ 0.67        $ 0.58         $(0.59)          $ 1.14
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.53)      $(0.54)       $(0.54)       $(0.56)        $(0.07)          $(0.54)
  From net realized gain on
    investments(++) ................          --           --            --          (0.00)           --               --
  In excess of net investment
    income(+++) ....................        (0.01)         --          (0.00)          --           (0.02)           (0.03)
  In excess of net realized gain on
    investments ....................          --           --            --          (0.01)           --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared
      to shareholders ..............       $(0.54)      $(0.54)       $(0.54)       $(0.57)        $(0.09)          $(0.57)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $10.91       $10.32        $10.40        $10.27         $10.26           $10.94
                                           ======       ======        ======        ======         ======           ======
Total return(+) ....................       11.11%        4.48%         6.66%         5.86%        (5.39)%++         11.20%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................        1.07%        1.10%         1.21%         1.22%          1.21%+           1.29%
  Net investment income ............        4.97%        5.26%         5.18%         5.52%          5.31%+           5.25%
PORTFOLIO TURNOVER .................          26%          20%           20%           27%             4%              12%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................     $108,871     $108,000      $109,811      $117,572       $117,117         $123,050

------------
    + Annualized.
   ++ Not annualized.
    # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 (++) For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0014.
(+++) For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0024.
  (S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income ........       $ 0.52       $ 0.54          --            --             --               --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses## .................        1.17%        1.16%          --            --             --               --
        Net investment income ......        4.87%        5.20%          --            --             --               --

                                                                       TENNESSEE FUND
                                           -----------------------------------------------------------------------
                                                          YEAR ENDED JANUARY 31,                     PERIOD ENDED
                                           ----------------------------------------------------       JANUARY 31,
                                                1993          1992          1991          1990           1989*
                                                                          CLASS A
                                           ----------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period .       $10.10        $ 9.90        $ 9.80        $ 9.68         $ 9.53
                                               ------        ------        ------        ------         ------
Income from investment operations --
  Net investment income(S) .............       $ 0.57        $ 0.61        $ 0.62        $ 0.67         $ 0.22
  Net realized and unrealized gain on
    investments ........................         0.31          0.30          0.13          0.11           0.10
                                               ------        ------        ------        ------         ------
    Total from investment operations ...       $ 0.88        $ 0.91        $ 0.75        $ 0.78         $ 0.32
                                               ------        ------        ------        ------         ------
Less distributions declared to shareholders --
  From net investment income ...........       $(0.57)       $(0.66)       $(0.63)       $(0.66)       $(0.17)
  From net realized gain on investments         (0.01)        (0.05)        (0.02)          --             --
  In excess of net investment income ...        (0.03)          --            --            --             --
  From paid-in capital(++) .............          --            --          (0.00)          --             --
                                               ------        ------        ------        ------         ------
    Total distributions declared to
      shareholders .....................       $(0.61)       $(0.71)       $(0.65)       $(0.66)       $(0.17)
                                               ------        ------        ------        ------         ------
Net asset value -- end of period .......       $10.37        $10.10        $ 9.90        $ 9.80         $ 9.68
                                               ======        ======        ======        ======         ======
Total return(+) ........................        9.03%         9.50%         7.96%         8.30%          3.43%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses .............................        1.14%         1.15%         1.03%         0.53%          0.40%+
  Net investment income ................        5.89%         6.11%         6.37%         6.70%          5.98%+
PORTFOLIO TURNOVER .....................           9%           42%           58%           78%             5%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ........................      $99,443       $87,898       $72,108       $56,048        $15,832

------------
   * For the period from the commencement of the Fund's investment operations, August 12, 1988, through
     January 31, 1989.
   + Annualized.
  ++ Not annualized.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the year ended January 31, 1991, the per share distribution from paid-in capital was $0.0013.
 (S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
     Fund, the net investment income per share and the ratios would have been:

      Net investment income ............       $ 0.61           --            --         $ 0.60         $ 0.20
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses .......................        1.17%           --            --          1.24%          0.95%+
        Net investment income ..........        6.23%           --            --          5.99%          5.43%+

                                                                  TENNESSEE FUND
                                           -----------------------------------------------------------------------------------
                                                                                                 TWO MONTHS
                                                          YEAR ENDED MARCH 31,                      ENDED         PERIOD ENDED
                                           -----------------------------------------------        MARCH 31,        JANUARY 31,
                                            1998         1997          1996          1995           1994             1994**
                                                                      CLASS B
                                           -----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $10.31       $10.39        $10.26        $10.26         $10.95           $10.87
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .........       $ 0.46       $ 0.47        $ 0.46        $ 0.48         $ 0.08           $ 0.19
  Net realized and unrealized gain
    (loss) on investments ..........         0.61        (0.09)         0.14          0.01          (0.69)            0.08
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 1.07       $ 0.38        $ 0.60        $ 0.49         $(0.61)          $ 0.27
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.46)      $(0.46)       $(0.47)       $(0.48)        $(0.08)          $(0.19)
  From net realized gain on
    investments(++) ................         --           --            --           (0.00)          --               --
  In excess of net investment
    income+++ ......................        (0.01)        --           (0.00)         --             --               --
  In excess of net realized gain on
    investments ....................         --           --            --           (0.01)          --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared to
      shareholders .................       $(0.47)      $(0.46)       $(0.47)       $(0.49)        $(0.08)          $(0.19)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $10.91       $10.31        $10.39        $10.26         $10.26           $10.95
                                           ======       ======        ======        ======         ======           ======
Total return .......................       10.51%        3.76%         5.89%         5.00%         (5.59)%++         2.48%++
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................        1.72%        1.79%         1.93%         1.94%          1.93%+           1.93%+
  Net investment income ............        4.32%        4.57%         4.43%         4.80%          4.49%+           4.20%+
PORTFOLIO TURNOVER .................          26%          20%           20%           27%             4%              12%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................      $18,198      $14,436       $12,935       $10,006        $5,294           $3,818

------------
   ** For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
    + Annualized.
   ++ Not annualized.
    # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (++) For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0014.
(+++) For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0021.
  (S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income ........       $ 0.45       $ 0.46          --            --             --               --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses## .................        1.82%        1.85%          --            --             --               --
        Net investment income ......        4.22%        4.51%          --            --             --               --

                                                                            VIRGINIA FUND
                                           -----------------------------------------------------------------------------------
                                                                                                TWO MONTHS
                                                           YEAR ENDED MARCH 31,                    ENDED           YEAR ENDED
                                           -----------------------------------------------        MARCH 31,        JANUARY 31,
                                            1998         1997           1996         1995           1994             1994
                                                                                 CLASS A
                                           -----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $11.06       $11.21        $11.09        $11.15         $12.07           $11.72
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .........       $ 0.57       $ 0.59        $ 0.59        $ 0.56         $ 0.10           $ 0.65
  Net realized and unrealized gain
    (loss) on investments ..........         0.55        (0.15)         0.13          0.04          (0.92)            0.56
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 1.12       $ 0.44        $ 0.72        $ 0.60         $(0.82)          $ 1.21
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.57)      $(0.59)       $(0.60)       $(0.61)        $(0.06)          $(0.62)
  From net realized gain on
    investments ....................          --           --            --          (0.04)           --             (0.20)
  In excess of net investment
    income(++) .....................        (0.00)         --          (0.00)        (0.00)         (0.04)           (0.04)
  In excess of net realized gain on
    investments ....................          --           --            --          (0.01)           --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared to
      shareholders .................       $(0.57)      $(0.59)       $(0.60)       $(0.66)        $(0.10)          $(0.86)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $11.61       $11.06        $11.21        $11.09         $11.15           $12.07
                                           ======       ======        ======        ======         ======           ======
Total return(+) ....................       10.32%        3.97%         6.52%         5.67%         (6.80)%++        10.67%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................        1.03%        1.08%         1.18%         1.16%          1.17%+           1.18%
  Net investment income ............        4.97%        5.27%         5.20%         4.91%          5.33%+           5.37%
PORTFOLIO TURNOVER .................          39%          42%           42%           27%             5%              22%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................     $373,024     $379,185      $418,408      $430,688       $443,580         $479,333

------------
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the years ended March 31, 1998, 1996 and 1995, the per share distributions in excess of net investment income were $0.002, $0.005 and $0.003, respectively.
 (S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income .........       $ 0.56       $ 0.58          --            --             --               --
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses## ..................        1.13%        1.14%          --            --             --               --
       Net investment income .......        4.87%        5.21%          --            --             --               --

                                                                 VIRGINIA FUND
                                  ----------------------------------------------------------------------------
                                                             YEAR ENDED JANUARY 31,
                                  ----------------------------------------------------------------------------
                                         1993            1992            1991            1990            1989
                                                                    CLASS A
                                  ----------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ......................         $11.44          $11.16          $10.97          $10.91          $10.75
                                        ------          ------          ------          ------          ------
Income from investment operations --
  Net investment income .......         $ 0.68          $ 0.71          $ 0.73          $ 0.73          $ 0.74
  Net realized and unrealized
    gain on investments .......           0.30            0.34            0.19            0.06            0.16
                                        ------          ------          ------          ------          ------
    Total from investment
      operations ..............         $ 0.98          $ 1.05          $ 0.92          $ 0.79          $ 0.90
                                        ------          ------          ------          ------          ------
Less distributions declared to shareholders --
  From net investment income ..         $(0.70)         $(0.77)         $(0.73)         $(0.73)         $(0.74)
  From net realized gain on
    investments(++) ...........          (0.00)         --              --              --              --
                                        ------          ------          ------          ------          ------
    Total distributions
      declared to shareholders          $(0.70)         $(0.77)         $(0.73)         $(0.73)         $(0.74)
                                        ------          ------          ------          ------          ------
Net asset value -- end of
  period ......................         $11.72          $11.44          $11.16          $10.97          $10.91
                                        ======          ======          ======          ======          ======
Total return(+) ...............          8.88%           9.76%           8.74%           7.46%           8.76%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses ....................          1.08%           1.08%           1.11%           1.12%           1.09%
  Net investment income .......          6.02%           6.32%           6.64%           6.67%           6.91%
PORTFOLIO TURNOVER ............            20%             13%             38%             41%             38%
NET ASSETS AT END OF PERIOD
  (000 OMITTED)                       $399,696        $328,664        $275,202        $240,553        $207,680

------------
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the year ended January 31, 1993, the per share distribution from net realized gain on investments was $0.00348.

                                                                  VIRGINIA FUND
                                          ------------------------------------------------------------------------------------
                                                                                                TWO MONTHS
                                                           YEAR ENDED MARCH 31,                     ENDED         PERIOD ENDED
                                          -------------------------------------------------       MARCH 31,       JANUARY 31,
                                            1998         1997          1996          1995           1994             1994**
                                                                                CLASS B
                                          ------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $11.06       $11.21        $11.08        $11.14         $12.06           $12.14
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .........       $ 0.49       $ 0.51        $ 0.51        $ 0.53         $ 0.09           $ 0.22
  Net realized and unrealized gain
    (loss) on investments ..........         0.56        (0.15)         0.13         (0.01)         (0.92)            0.01
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 1.05       $ 0.36        $ 0.64        $ 0.52         $(0.83)          $ 0.23
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.49)      $(0.51)       $(0.51)       $(0.53)        $(0.09)          $(0.21)
  From net realized gain on
    investments ....................          --           --            --          (0.04)           --             (0.09)
  In excess of net investment
    income (++) ....................        (0.01)         --          (0.00)        (0.00)         (0.00)           (0.01)
  In excess of net realized gain on
    investments ....................          --           --            --          (0.01)           --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared to
      shareholders .................       $(0.50)      $(0.51)       $(0.51)       $(0.58)        $(0.09)          $(0.31)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $11.61       $11.06        $11.21        $11.08         $11.14           $12.06
                                           ======       ======        ======        ======         ======           ======
Total return .......................        9.61%        3.24%         5.85%         4.91%         (6.92)%++         4.93%+
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................        1.68%        1.78%         1.90%         1.88%          1.88%+           1.82%+
  Net investment income ............        4.32%        4.57%         4.46%         4.84%          4.52%+           4.25%+
PORTFOLIO TURNOVER .................          39%          42%           42%           27%             5%              22%
NET ASSETS AT END OF PERIOD
  (000 OMITTED)  ...................      $32,902      $30,567       $28,420       $22,007        $13,337          $10,877

------------
  ** For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the years ended March 31, 1996 and 1995, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were $0.002, $0.005 and $0.002, respectively.
 (S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:

     Net investment income .........       $ 0.48       $ 0.50          --            --             --               --
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses## ..................         1.78%        1.84%         --            --             --               --
       Net investment income .......         4.22%        4.51%         --            --             --               --

                                                                            VIRGINIA FUND
                                           -----------------------------------------------------------------------------------
                                                                                                TWO MONTHS
                                                           YEAR ENDED MARCH 31,                    ENDED         PERIOD ENDED
                                           ------------------------------------------------       MARCH 31,        JANUARY 31,
                                            1998         1997          1996          1995           1994             1994***
                                                                                CLASS C
                                           -----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $11.06       $11.21        $11.07        $11.14         $12.06           $11.94
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .........       $ 0.49       $ 0.52        $ 0.51        $ 0.56         $ 0.08           $ 0.02
  Net realized and unrealized gain
    (loss) on investments ..........         0.56        (0.16)         0.15         (0.04)         (0.91)            0.12
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 1.05       $ 0.36        $ 0.66        $ 0.52         $(0.83)          $ 0.14
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.49)      $(0.51)       $(0.52)       $(0.54)        $(0.09)          $(0.02)
  From net realized gain on
    investment income ..............         --           --            --           (0.04)          --               --
  In excess of net investment
    income(++) .....................        (0.01)        --           (0.00)        (0.00)          --              (0.00)
  In excess of net realized gain on
    investments ....................         --           --            --           (0.01)          --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared to
      shareholders .................       $(0.50)      $(0.51)       $(0.52)       $(0.59)        $(0.09)          $(0.02)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $11.61       $11.06        $11.21        $11.07         $11.14           $12.06
                                           ======       ======        ======        ======         ======           ======
Total return .......................         9.61%        3.30%         6.02%         4.85%         (6.91)%++        17.05%+
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................         1.68%        1.72%         1.83%         1.80%          1.82%+           1.18%+
  Net investment income ............         4.32%        4.63%         4.53%         4.90%          4.48%+           1.79%+
PORTFOLIO TURNOVER .................           39%          42%           42%           27%             5%              22%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................        $3,082       $3,182        $3,366        $2,300         $1,760           $  833

------------
 *** For the period from the inception of Class C, January 3, 1994, through January 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the years ended March 31, 1996 and 1995, and January 31, 1994, the per share distributions in excess of net investment income were $0.005, $0.002 and $0.002, respectively.
 (S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:

     Net investment income .........       $ 0.48       $ 0.51          --            --             --               --
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses## ..................        1.78%        1.78%          --            --             --               --
       Net investment income .......        4.22%        4.57%          --            --             --               --

                                                                         WEST VIRGINIA FUND
                                           -----------------------------------------------------------------------------------
                                                                                                TWO MONTHS
                                                           YEAR ENDED MARCH 31,                    ENDED           YEAR ENDED
                                           -----------------------------------------------        MARCH 31,        JANUARY 31,
                                             1998        1997          1996          1995           1994             1994
                                                                                 CLASS A
                                           -----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $11.31       $11.33        $11.21        $11.19         $12.06           $11.50
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .........       $ 0.58       $ 0.60        $ 0.61        $ 0.62         $ 0.01           $ 0.64
  Net realized and unrealized gain
    (loss) on investments ..........         0.47        (0.02)         0.12          0.03          (0.78)            0.69
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 1.05       $ 0.58        $ 0.73        $ 0.65         $(0.77)          $ 1.33
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.58)      $(0.60)       $(0.61)       $(0.62)        $(0.06)          $(0.61)
  From net realized gain on
    investments ....................          --           --            --            --             --             (0.12)
  In excess of net investment
    income(++) .....................        (0.01)         --          (0.00)          --           (0.04)           (0.04)
  In excess of net realized gain on
    investments ....................          --           --            --          (0.01)           --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared
      to shareholders ..............       $(0.59)      $(0.60)       $(0.61)       $(0.63)        $(0.10)          $(0.77)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $11.77       $11.31        $11.33         11.21         $11.19           $12.06
                                           ======       ======        ======         =====         ======           ======
Total return(+) ....................         9.42%        5.20%         6.58%         6.07%         (6.37)%++        11.80%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................         1.10%        1.17%         1.22%         1.19%          1.30%+           1.24%
  Net investment income ............         4.98%        5.28%         5.30%         5.62%          5.36%+           5.30%
PORTFOLIO TURNOVER .................           17%          21%           11%           23%             2%              26%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................       $130,002     $126,107      $134,514      $127,616       $130,726         $141,190

------------
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994 are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.002.
 (S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:

     Net investment income .........      $ 0.57         --            --            --             --               --
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses## ..................       1.17%         --            --            --             --               --
       Net investment income .......       4.91%         --            --            --             --               --

                                                               WEST VIRGINIA FUND
                                  ----------------------------------------------------------------------------
                                                             YEAR ENDED JANUARY 31,
                                  ----------------------------------------------------------------------------
                                         1993            1992            1991            1990            1989
                                                                    CLASS A
                                  ----------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ......................         $11.20          $10.93          $10.72          $10.68          $10.51
                                        ------          ------          ------          ------          ------
Income from investment operations --
  Net investment income .......         $ 0.66          $ 0.70          $ 0.71          $ 0.71          $ 0.77
  Net realized and unrealized
    gain on investments .......           0.34            0.34            0.21            0.04            0.18
                                        ------          ------          ------          ------          ------
    Total from investment
      operations ..............         $ 1.00          $ 1.04          $ 0.92          $ 0.75          $ 0.95
                                        ------          ------          ------          ------          ------
Less distributions declared to shareholders --
  From net investment income ..         $(0.69)         $(0.76)         $(0.71)         $(0.71)         $(0.78)
  From net realized gain on
    investments ...............          (0.01)          (0.01)            --              --              --
                                        ------          ------          ------          ------          ------
    Total distributions
      declared to shareholders          $(0.70)         $(0.77)         $(0.71)         $(0.71)         $(0.78)
                                        ------          ------          ------          ------          ------
Net asset value -- end of
  period ......................         $11.50          $11.20          $10.93          $10.72          $10.68
                                        ======          ======          ======          ======          ======
Total return(+) ...............          9.12%           9.84%           8.91%           7.26%           9.43%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses ....................          1.15%           1.17%           1.21%           1.22%           0.86%
  Net investment income .......          5.97%           6.33%           6.59%           6.63%           7.01%
PORTFOLIO TURNOVER ............            19%             14%             37%             34%              9%
NET ASSETS AT END OF PERIOD
  (000 OMITTED)                       $115,289         $80,440         $61,984         $52,398         $43,026

------------
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

                                                                      WEST VIRGINIA FUND
                                           ----------------------------------------------------------------------------------
                                                                                                TWO MONTHS
                                                           YEAR ENDED MARCH 31,                   ENDED          PERIOD ENDED
                                           ---------------------------------------------------   MARCH 31,        JANUARY 31,
                                            1998         1997          1996          1995           1994             1994**
                                                                             CLASS B
                                           ----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................       $11.31       $11.33        $11.21        $11.19         $12.06           $12.13
                                           ------       ------        ------        ------         ------           ------
Income from investment operations# --
  Net investment income(S) .........       $ 0.51       $ 0.52        $ 0.52        $ 0.53         $ 0.01           $ 0.22
  Net realized and unrealized gain
    (loss) on investments ..........         0.46        (0.02)         0.12          0.04          (0.87)            0.05
                                           ------       ------        ------        ------         ------           ------
    Total from investment operations       $ 0.97       $ 0.50        $ 0.64        $ 0.57         $(0.86)          $ 0.27
                                           ------       ------        ------        ------         ------           ------
Less distributions declared to shareholders --
  From net investment income .......       $(0.51)      $(0.52)       $(0.52)       $(0.54)        $(0.01)          $(0.21)
  From net realized gain on
    investments ....................          --           --            --            --             --             (0.12)
  In excess of net
    investment income (++) .........        (0.00)         --          (0.00)        (0.00)           --             (0.01)
  In excess of net  realized gain on
    investments ....................          --           --            --          (0.01)           --               --
                                           ------       ------        ------        ------         ------           ------
    Total distributions declared to
      shareholders .................       $(0.51)      $(0.52)       $(0.52)       $(0.55)        $(0.01)          $(0.34)
                                           ------       ------        ------        ------         ------           ------
Net asset value -- end of period ...       $11.77       $11.31        $11.33        $11.21         $11.19           $12.06
                                           ======       ======        ======        ======         ======           ======
Total return .......................        8.72%        4.47%         5.81%         5.30%         (6.48)%++         5.59%+
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## .......................        1.75%        1.87%         1.94%         1.91%          2.02%+           1.89%+
  Net investment income ............        4.33%        4.57%         4.56%         4.87%          4.56%+           4.14%+
PORTFOLIO TURNOVER .................          17%          21%           11%           23%             2%              26%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ....................      $15,472      $13,587       $12,647       $10,046         $5,456           $4,530

----------
  ** For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the years ended March 31, 1998, 1996, and 1995, the per share distributions in excess of net investment income were $0.005, $0.002 and $0.005, respectively.
 (S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:

     Net investment income .........       $ 0.50         --            --            --             --               --
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses## ..................        1.82%         --            --            --             --               --
       Net investment income .......        4.26%         --            --            --             --               --

3.  INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE: The investment objective of each Fund is to provide current income exempt from federal income taxes and personal income taxes, if any, of the State to which its name refers. Any investment involves risk and there can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES: As a fundamental policy, each Fund seeks to achieve its investment objective by investing its assets primarily (i.e., at least 80% of its net assets under normal conditions) in municipal bonds and notes and other debt instruments the interest on which is exempt from federal income taxes and from the personal income taxes, if any, of the State to which its name refers. These obligations are issued primarily by such States, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, except that with respect to the Florida Fund, these obligations may consist of other tax-exempt securities which are not subject to the Florida intangibles tax. The interest income on certain of these obligations may be subject to an alternative minimum tax, which is considered to be tax-exempt for purposes of the 80% test described above.

Although each Fund seeks to invest all its assets in the obligations described in the preceding paragraph, market conditions may from time to time limit the availability of such obligations. During periods when a Fund is unable to purchase obligations described in the preceding paragraph, the Fund will seek to invest its assets in Municipal Obligations (as defined below) the interest on which would be exempt from federal income taxes, but would be subject to personal income taxes of the State to which its name refers. Also, as a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of a Fund may be held in cash or invested in the short-term obligations described in paragraphs 4 and 5 below. Under normal conditions, substantially all of the investments of each Fund will be made in:


    (1) Tax-exempt securities which are rated AAA, AA, or A by Standard & Poor's Ratings Services ("S&P"), Fitch IBCA ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps") or are rated Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's"), or which are unrated but are considered to have essentially the same characteristics and quality as securities having such ratings and are issued by issuers which have other securities rated not lower than A by S&P, Fitch, Duff & Phelps or Moody's;


    (2) Tax-exempt securities which are not rated and do not qualify under paragraph 1 above or which are rated lower than the three highest grades of S&P, Fitch, Duff & Phelps or Moody's. However, not more than one-third of a Fund's net assets will be invested in such securities;

    (3) Notes of issuers having an issue of outstanding Municipal Obligations rated AAA, AA or A by S&P, Fitch or Duff & Phelps or Aaa, Aa or A by Moody's or which are guaranteed by the U.S. Government or which are rated MIG-1 or MIG-2 by Moody's;

    (4) Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

    (5) Commercial paper which is rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or which is unrated but which is considered to have essentially the same characteristics and qualities as commercial paper having such ratings), obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with $1 billion or more of assets, and cash.

From time to time, a portion of a Fund's distributions will be taxable to shareholders, for example, distributions of income from the obligations described in paragraphs 4 and 5 above, from capital gains, from transactions in certain Municipal Bonds purchased at a market discount and from certain other transactions. For a comparison of yields on Municipal Obligations and taxable securities, see the Taxable Equivalent Yield Tables in Appendix B. For a general discussion of Municipal Obligations, the risks associated with an investment therein, and descriptions of the ratings of S&P, Fitch, Duff & Phelps and Moody's of Municipal Obligations and short-term obligations permitted as investments, see Appendix C. As used in this Prospectus, the terms "Municipal Obligations" and "tax-exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of States, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any State).


LOWER RATED MUNICIPAL OBLIGATIONS: The lower rated or unrated securities described in paragraph 2 above, while generally providing greater income than investments in higher rated securities, usually are high risk securities involving greater volatility of price (especially during periods of economic uncertainty or change) and risk to principal and income (including the possibility of default by or bankruptcy of the issuers of such securities) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates, although these lower rated fixed income securities are also affected by changes in interest rates. In particular, securities rated BBB by S&P, Fitch or Duff & Phelps or Baa by Moody's (and comparable unrated securities), while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated Municipal Obligations.


Securities rated lower than BBB by S&P, Fitch or Duff & Phelps or Baa by Moody's (and comparable unrated securities) (commonly referred to as "junk bonds"), are considered speculative. While these high risk securities may have some quality and protective characteristics, these can be expected to be outweighed by large uncertainties or major risk exposures during times of adverse market conditions. Furthermore, an economic downturn may result in a higher incidence of defaults by issuers of these securities. During certain periods, the higher yields on a Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, a Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. In addition, these lower rated or unrated high risk tax-exempt securities are frequently traded only in markets where the number of potential purchasers, if any, is very limited. Therefore, the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of higher rated tax-exempt securities. This consideration may have the effect of limiting the ability of the Trust to sell such securities for a particular Fund at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. While the Adviser may refer to ratings issued by established credit rating agencies, it is not a policy of the Funds to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Furthermore, no minimum rating standard is required by the Funds. With respect to those Municipal Obligations which are not rated by a major rating agency, the Funds will be more reliant on the Adviser's judgment, analysis and experience than would be the case if such Municipal Obligations were rated. To the extent a Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis than in the case of an investment in higher quality bonds. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.


See Appendix D to this Prospectus for charts indicating the composition of the bond portion of the portfolio of certain Funds for the fiscal year ended March 31, 1998, with the debt securities separated into rating categories.


Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the capital of shareholders of a Fund under adverse market conditions, a Fund may from time to time deem it prudent to hold cash or to purchase higher quality securities or taxable short-term obligations with a resultant decrease in yield or increase in the proportion of taxable income.

NON-DIVERSIFIED STATUS: Each Fund is a "non-diversified" series of the Trust, which means that more than 5% of the assets of each Fund may be invested in the obligations of each of one or more issuers, subject to the diversification requirements of the Code. Since a relatively high percentage of the assets of a Fund may be invested in the obligations of a limited number of issuers, the value of shares of a Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the shares of a diversified investment company.

CHARACTERISTICS OF MUNICIPAL OBLIGATIONS: Each Fund may invest its assets in a relatively high percentage of municipal bonds issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. This too may make any Fund more susceptible to similar economic, political, or regulatory occurrences, particularly since such issuers would likely be located in the same State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund's shares also increases. Each Fund will only invest in securities of issuers which it believes will make timely payments of interest and principal.

Each Fund may invest more than 25% of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest more than 25% of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of each Fund. Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.


Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.


Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium lifestyle and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

Each Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

The net asset value of the shares of each Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of such a portfolio can be expected to decline.

Except for the policy identified above as fundamental, shareholder approval is not required to change any of the foregoing investment policies, or any of the policies discussed below.

ZERO COUPON AND DEFERRED INTEREST BONDS: Municipal Obligations in which the Funds may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. Each Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders. Since no cash is received at the time of accrual, a Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations.

REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement the Fund acquires securities subject to the seller's agreement to repurchase them at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, each Fund has adopted certain procedures which are intended to minimize the risks associated with repurchase agreements.


"WHEN-ISSUED" SECURITIES: Some issues of tax-exempt securities may be purchased on a "when-issued" basis, which means that the obligations will be delivered to a Fund at a future date usually beyond customary settlement time. The commitment to purchase an obligation for which payment will be made on a future date may be deemed a separate security. Although the amount of tax-exempt securities for which there may be commitments to purchase on a "when- issued" basis is not limited, it is expected that under normal circumstances not more than 50% of the total assets of any Fund will be committed to such purchases. A Fund does not pay for such obligations until received and does not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will segregate liquid assets sufficient to cover its commitments. Although a Fund does not intend to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases.

INDEXED SECURITIES: The Trust may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, securities, indexes or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could include the loss of all or a portion of the principal amount of, or interest on, the investment.


SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, each Fund may enter into interest rate swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by a Fund with another party of cash payments based upon different interest rate indexes or other prices or rates. For example, in the typical interest rate swap, a Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a notional principal amount determined by the parties.

Each Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements could be used to shift a Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

Swaps, caps, floors and collars are highly specialized activities which involve certain risks. See the SAI for further discussion on, and the risks involved in, these activities.

VARIABLE AND FLOATING RATE OBLIGATIONS: The interest rates payable on certain securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. Variable rate obligations have an interest rate which is adjusted at predesignated periods and interest on floating rate obligations is adjusted whenever there is a change in the market rate of interest on which the interest rate payable is based. For additional information concerning variable and floating rate obligations, see the SAI.

INVERSE FLOATING RATE OBLIGATIONS: Each Fund may invest in so-called "inverse floating rate obligations" or "residual interest" bonds or other obligations or certificates relating thereto structured to have similar features. Such obligations generally have floating or variable interest rates that move in the opposite direction of short-term interest rates and generally increase or decrease in value in response to changes in short-term interest rates at a rate which is a multiple (approximately two times) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, such obligations have the effect of providing investment leverage and may be more volatile than long-term fixed rate tax-exempt obligations.

PARTICIPATION INTERESTS: From time to time, a Fund may purchase from banks participation interests in all or part of specific holdings of Municipal Obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests only will be purchased if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of a Fund.


RESTRICTED SECURITIES: Each Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to a Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A securities. The Board, however, retains oversight of the liquidity determinations, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in each Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in a Fund's portfolio. Subject to the Funds' 15% limitation on investments in illiquid investments, the Funds may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Funds might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


OPTIONS: Each Fund may write (i.e., sell) "covered" put and call options on fixed income securities subject to any applicable laws. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Put options written by a Fund give the holder the right to sell the underlying securities to the Fund during the term of the option at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Call options are "covered" by a Fund, for example, when it owns the underlying securities, and put options are "covered" by a Fund, for example, when it has established a segregated account of liquid assets which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. Each Fund may utilize other forms of cover as well, as described in the SAI. Each Fund may also write straddles (combinations of puts and calls on the same underlying security). Such transactions generate additional premium income but also present increased risk. See the SAI.

A Fund will receive a premium from writing a put or call option, which increases the gross income of the Fund in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for a Fund to close out its written option positions.

A Fund may also purchase put or call options in anticipation of changes in interest rates which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value.

A Fund may purchase detachable call options on municipal securities, which are options issued by an issuer of the underlying municipal securities giving the purchaser the right to purchase the securities at a fixed price, at a stated time in the future, or in some cases, on a future date.

In addition, each Fund may purchase warrants on fixed income securities. A warrant on a fixed income security is a long-dated call option conveying to the holder of the warrant the right, but not the obligation, to purchase a fixed income security of a specific description from the issuer on a certain date or dates (the exercise date) at a fixed exercise price.

Each Fund may write and purchase options on securities only for hedging purposes and not in an effort to increase current income. Options on securities, including warrants, that are written or purchased by the Funds will be traded on U.S. exchanges and over-the-counter.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: Each Fund may enter into futures contracts on fixed income securities and on indexes of fixed income securities, including municipal bond indexes, any other financial indexes and any index of fixed income securities which may become available for trading, and on Eurodollar deposits, subject to any applicable laws ("Futures Contracts"). Each Fund may, subject to any applicable laws, purchase and write options on all such Futures Contracts ("Options on Futures Contracts"). These investments will be used to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the portfolio securities of a Fund or adversely affect the prices of long-term bonds which are intended to be purchased for the Fund at a later date. Such transactions may also be entered into for non-hedging purposes, to the extent permitted by applicable law. Futures Contracts and Options on Futures Contracts entail risks. Although the Trust believes that use of such contracts will benefit the Funds, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the overall performance of a Fund may be poorer than if the Fund had not entered into any such contract.


Futures Contracts and Options on Futures Contracts that are entered into by a Fund will be traded on U.S. exchanges.

RISK FACTORS: Although the Funds will enter into certain transactions in options, Futures Contracts and Options on Futures Contracts for hedging purposes, all subject to applicable laws, such transactions nevertheless involve risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. There can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. Transactions in such instruments entered into for non-hedging purposes, subject to applicable laws, involve greater risks and may result in losses which are not offset by gains on other portfolio assets. The SAI contains a further description of options, Futures Contracts and Options on Futures Contracts, and a discussion of the risks related to transactions therein.


Transactions in the foregoing instruments may be entered into by the Funds on U.S. exchanges regulated by the SEC or the Commodity Futures Trading Commission (the "CFTC"). Options on securities may also be written or purchased in the over-the-counter market. Over-the-counter transactions involve certain risks which may not be present in an exchange environment.

Gains recognized from options and futures transactions engaged in by a Fund are taxable to the Fund's shareholders when distributed to them.

CONCENTRATION IN STATE OBLIGATIONS -- RISKS; ADDITIONAL INFORMATION: Because each Fund will ordinarily invest 80% or more of its net assets in Municipal Obligations issued by or on behalf of the State to which its name refers (except that with respect to the Florida Fund, these obligations may consist of other Municipal Obligations which are exempt from the Florida intangibles tax), each Fund is more susceptible to factors affecting such State than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state. It is also possible that there will not be sufficient availability of suitable Municipal Obligations for each Fund to achieve its objective of providing income and an investment exempt from state taxes. Investors should be aware of certain additional information concerning investments in each State's Municipal Obligations. For a discussion of this information, which does not purport to be complete, see Appendix E.

PORTFOLIO TRADING: Each Fund intends to fully manage its portfolio by buying and selling securities, as well as holding securities to maturity. In managing its portfolio, each Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies which may be used by the Funds in managing their portfolios, which may include adjusting the average maturity of a Fund's portfolio in anticipation of a change in interest rates, see the SAI.


Distributions of gains, if any, realized from the sale of Municipal Obligations or other securities are subject to federal income taxes and State personal income taxes (see "Information Concerning Shares of the Trust -- Tax Status" below). The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"), and such other policies as the Trustees may determine, the Adviser may consider sales of shares of each Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the portfolio transactions of any Fund. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the Custodian of the Fund's assets). For a further discussion of portfolio transactions, see the SAI.

The SAI includes a listing of investment restrictions which govern the investment policies of each Fund. Except with respect to a Fund's policies on borrowing and investing in illiquid securities, each Fund's investment limitations, policies and rating standards are generally adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. Shareholder approval is not required to change the investment objective of any Fund unless indicated otherwise and a subsequent change in investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment.


4.  MANAGEMENT OF THE TRUST
INVESTMENT ADVISER: The Trust's Board of Trustees provides broad supervision over the affairs of each Fund. The Adviser is responsible for the management of each Fund's assets and the officers of the Trust are responsible for its operations. A majority of the Trustees are not affiliated with the Adviser.


The Adviser manages the assets of the Alabama, Georgia, Maryland, Massachusetts, New York, North Carolina, South Carolina, Tennessee, Virginia and West Virginia Funds pursuant to an Investment Advisory Agreement dated August 24, 1984. The Adviser manages the assets of the Arkansas and Florida Funds pursuant to separate Investment Advisory Agreements, each dated February 1, 1992. The Adviser manages the assets of the Mississippi Fund pursuant to an Investment Advisory Agreement dated August 1, 1992. The Adviser manages the assets of the Pennsylvania Fund pursuant to an Investment Advisory Agreement dated February 1, 1993. The Adviser manages the assets of the California Fund pursuant to an Investment Advisory Agreement dated September 1, 1993. (Each of these Investment Advisory Agreements are referred to herein as the "Advisory Agreements.") Under the Advisory Agreements, the Adviser provides each Fund with overall investment advisory services.

The portfolio manager for each Fund is as follows:

                                                              YEAR BECAME
                                                                PORTFOLIO
           PORTFOLIO MANAGER                   FUND        MANAGER OF THE FUND
           -----------------                   ----        -------------------
John P. Kihn* and Geoffrey L. Schechter**     Alabama             1998
                                             Arkansas             1998
                                            California            1998
                                              Georgia             1998
                                             Maryland             1998
                                           Massachusetts          1998
                                            Mississippi           1998
                                          North Carolina          1998
                                           Pennsylvania           1998
                                          South Carolina          1998
                                             Virginia             1998
                                           West Virginia          1998

John P. Kihn* ..........................      Florida             1997
                                             New York             1998
                                             Tennessee            1997

 *Prior to joining MFS in 1997, Mr. Kihn was a Quantitative Analyst and Vice
  President of Putnam Investment Management, Inc., from 1996 to 1997; from 1992 to 1996, he attended the London School of Economics where he was awarded a doctorate in Finance; and from 1994 to 1995, he was an Associate Portfolio Manager with Colonial Management Associates, Inc.

**Mr. Schechter has been employed as a portfolio manager with the Adviser since 1993. Prior to 1993, Mr. Schechter was a Senior Analyst at Liberty Mutual Insurance Company.

Messrs. Kihn and Schechter are Vice Presidents of the Adviser.


Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for each Fund. For these services and facilities, the Adviser receives a management fee from the Trust on behalf of each Fund computed and paid monthly at an annual rate equal to 0.55% of each such Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. The Adviser has voluntarily reduced its management fee for the Funds for an indefinite period of time as follows:


                                                        REDUCED ADVISORY
                                                          FEE AS A % OF
                                                          AVERAGE DAILY
FUND                                                       NET ASSETS
----                                                    ----------------
Alabama ...............................................       0.45%
Arkansas ..............................................       0.45
California ............................................       0.40
Florida ...............................................       0.45
Georgia ...............................................       0.45
Maryland ..............................................       0.45
Massachusetts .........................................       0.45
Mississipi ............................................       0.45
New York ..............................................       0.45
North Carolina ........................................       0.45
Pennsylvania ..........................................       0.45
South Carolina ........................................       0.45
Tennessee .............................................       0.45
Virginia ..............................................       0.45
West Virginia .........................................       0.45

These fee reductions may be revised or rescinded by the Adviser at any time without notice to shareholders.

For the Trust's fiscal year ended March 31, 1998, MFS received fees under the Advisory Agreements with respect to each Fund in the following amounts:

                           ADVISORY                   ADVISORY
                        FEES RECEIVED  % OF AVERAGE  FEES WAIVED % OF AVERAGE
                          BY MFS(1)   NET ASSETS(1)    BY MFS     NET ASSETS
                        ------------- -------------  ----------- ------------
Alabama Fund ...........  $  406,678      0.48          55,426       0.07
Arkansas Fund ..........     706,877      0.48          95,452       0.07
California Fund ........   1,492,065      0.40         407,800       0.15
Florida Fund ...........     459,188      0.48          63,157       0.07
Georgia Fund ...........     390,188      0.45          71,098       0.10
Maryland Fund ..........     657,155      0.45         146,404       0.10
Massachusetts Fund .....   1,141,991      0.45         254,419       0.10
Mississippi Fund .......     371,239      0.48          50,559       0.07
New York Fund ..........     710,454      0.48          96,880       0.07
North Carolina Fund ....   1,927,622      0.45         429,491       0.10
Pennsylvania Fund ......     149,076      0.37          70,220       0.18
South Carolina Fund ....     786,866      0.45         175,283       0.10
Tennessee Fund .........     565,280      0.45         125,923       0.10
Virginia Fund ..........   1,849,480      0.45         412,175       0.10
West Virginia Fund .....     692,403      0.48          95,657       0.07

(1) After any applicable fee reduction.

MFS also serves as investment adviser to each of the other MFS Funds and to MFS/Sun Life Series Trust, MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, and seven variable accounts each of which is a registered investment company established by Sun Life Assurance Company of Canada, a subsidiary of Sun Life Assurance Company of Canada ("Sun Life"), in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under management of the MFS organization were approximately $87.7 billion on behalf of approximately 3.3 million investor accounts as of June 30, 1998. As of such date, the MFS organization managed approximately $19.5 billion of assets in fixed income securities and fixed income securities of MFS Instititional Advisors, Inc., including approximately $6.3 billion of assets in municipal securities. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life. The Directors of MFS are John W. Ballen, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Shames is the Chairman, President and Chief Executive Officer of MFS, Mr. Ballen is an Executive Vice President of MFS, and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895. The executive officers of MFS report to the Chairman of Sun Life.

Mr. Shames and Mr. Scott are Trustees of the Trust. Geoffrey L. Schechter, Daniel E. McManus, W. Thomas London, Stephen E. Cavan, James R. Bordewick, Jr., James O. Yost, Ellen Moynihan and Mark E. Bradley, all of whom are officers of MFS, are officers of the Trust.

In certain instances there may be securities which are suitable for a Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as a Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.

ADMINISTRATOR: MFS provides each Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.015% per annum of such Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


DISTRIBUTOR: MFD, a wholly owned subsidiary of MFS, is the distributor of shares of each Fund and also serves as distributor for each of the other MFS Funds.


SHAREHOLDER SERVICING AGENT: MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Funds.


5.  INFORMATION CONCERNING SHARES OF THE TRUST PURCHASES
Shares of the Funds may be purchased at the public offering price through any dealer. As used in the Prospectus and any appendices thereto the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD. Dealers may also charge their customers fees relating to investments in the Funds.

Each Fund offers Class A and Class B shares and the California Fund, the North Carolina Fund and the Virginia Fund also offer Class C shares. The classes of shares bear sales charges and distribution fees in different forms and amounts, as described below:


CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.


PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                       SALES CHARGE*
                                      AS PERCENTAGE OF:       DEALER ALLOWANCE
                                  --------------------------  AS A PERCENTAGE
                                  OFFERING PRICE  NET AMOUNT    OF OFFERING
     AMOUNT OF PURCHASE                (1)         INVESTED       PRICE(1)
     ------------------           --------------  ----------  ----------------
Less than $100,000 ...............     4.75%         4.99%          4.00%
$100,000 but less than $250,000 ..     4.00          4.17           3.20
$250,000 but less than $500,000 ..     2.95          3.04           2.25
$500,000 but less than $1,000,000      2.20          2.25           1.70
$1,000,000 or more ...............    None**        None**      See Below**
------------
 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.

**A CDSC will apply to such purchases, as discussed below.

(1)Pursuant to a special arrangement, the dealer allowance as a percentage of offering price for Class A shares of the California Fund and the New York Fund is as follows:

               SALES CHARGE*                         DEALER ALLOWANCE
              AS A PERCENTAGE                        AS A PERCENTAGE
             OF OFFERING PRICE                      OF OFFERING PRICE
             -----------------                      -----------------
                    4.75%                                  4.25%
                    4.00                                   3.45
                    2.95                                   2.50
                    2.20                                   1.95

This special arrangement may be revised or discontinued at any time without notice to shareholders.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price, except for the special arrangements for the California and New York Funds described above. The sales charge may vary depending on the number of shares of a Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.

    PURCHASES SUBJECT TO A CDSC (but not an initial sales charge). In the following five circumstances, Class A shares are offered at net asset value without an initial sales charge, but subject to a CDSC equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares in the event of a share redemption within 12 months following the purchase:

      (i) on investments of $1 million or more in Class A shares;

     (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either
          (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares in the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;


    (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; AND


     (v) on investments in Class A shares by certain retirement plans subject to ERISA if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plan's records are maintained on a pooled basis by the Shareholder Servicing Agent; and
         (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

In the case of all such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers as follows:

   COMMISSION PAID BY MFD TO DEALERS     CUMULATIVE PURCHASE AMOUNT
   ---------------------------------     ---------------------------
                 1.00%                   On the first $2,000,000, plus
                 0.80%                   Over $2,000,000 to $3,000,000, plus
                 0.50%                   Over $3,000,000 to $50,000,000, plus
                 0.25%                   Over $50,000,000


For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchases).


See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

    WAIVERS OF INITIAL SALES CHARGES AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon the redemption of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Code and subject to ERISA, where:

     (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;


provided, however, that the CDSC will not be waived (i.e., it will be imposed)
(a) with respect to plans which establish an account with the Shareholder Servicing Agent on or after November 1, 1997, in the event that the Plan makes a complete redemption of all of its shares in the MFS Funds, or (b) with respect to plans which established an account with the Shareholder Servicing Agent prior to November 1, 1997, in the event that there is a change in law or regulation which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC as follows:

                                                             CONTINGENT
YEAR OF REDEMPTION                                         DEFERRED SALES
AFTER PURCHASE                                                 CHARGE
------------------                                         --------------


First ...............................................            4%
Second ..............................................            4%
Third ...............................................            3%
Fourth ..............................................            3%
Fifth ...............................................            2%
Sixth ...............................................            1%
Seventh and following ...............................            0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under each Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of a Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.


    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.


    CONVERSION OF CLASS B SHARES. Class B shares of a Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under each Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.


CLASS C SHARES: Class C shares of the California Fund, the North Carolina Fund and the Virginia Fund are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. Class C shares do not convert to any other class of shares of a Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Distribution Plan by a Fund to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Code if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.


GENERAL: The following information applies to purchases of Class A and Class B shares of each Fund and Class C shares of the California Fund, the North Carolina Fund and the Virginia Fund.


    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. Each Fund reserves the right to cease offering its shares at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING.

THE FOLLOWING POLICY WILL REMAIN IN EFFECT UNTIL SEPTEMBER 15, 1998:

Purchases and exchanges should be made for investment purposes only. Each Fund and MFD each reserve the right to reject any purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the Fund considers the underlying redemption request to be conditioned upon the acceptance of the underlying purchase request. Therefore, in the event that the Funds or MFD reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed.


The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds define a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of a Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 or 1% or more of that Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, each Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request, and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase and exchange requests by market timers. Other funds in the MFS Funds may have different and/or more restrictive policies with respect to market timers than the Funds. These policies are disclosed in the prospectuses of these other MFS Funds.


EFFECTIVE SEPTEMBER 15, 1998, THE FUND WILL ADOPT THE FOLLOWING NEW MARKET TIMING POLICY WHICH WILL REPLACE THE CURRENT POLICY AS DISCLOSED ABOVE:

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the Fund considers the underlying redemption request to be conditioned upon the acceptance of the underlying purchase request. Therefore, in the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The MFS Family of Funds is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The MFS Family of Funds defines a "market timer" as an individual or organization acting on behalf of one or more individuals, if (i) the individual or organization makes six or more exchange requests among the MFS Family of Funds or three or more exchange requests out of any of the MFS high yield bond funds or MFS municipal bond funds per calendar year and (ii) any one of such exchange requests represents shares equal in value to $1 million or more. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including (i) delaying for up to seven days the purchase side of an exchange request by market timers, (ii) rejecting or otherwise restricting purchase or exchange requests by market timers; and (iii) permitting exchanges by market timers only into certain MFS Funds.

    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of a Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in a Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                        ------------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from a Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with a Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

GENERAL: A shareholder should read the prospectus of the other MFS Fund into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non- retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions and Repurchases -- Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases, however, are subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.


REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the New York Stock Exchange on any business day, shares will be redeemed at the closing net asset value of the relevant Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


REDEMPTION BY CHECK: Only Class A and Class C shares may be redeemed by check. A shareholder owning Class A or Class C shares of a Fund may elect to have a special account with State Street Bank and Trust Company (the "Bank") for the purpose of redeeming Class A or Class C shares from his or her account by check. The Bank will provide each Class A or Class C shareholder, upon request, with forms of checks drawn on the Bank. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check. Checks may be made payable in any amount not less than $500. Shareholders wishing to avail themselves of this redemption by check privilege should so request on their Account Application, must execute signature cards (for additional information, see the Account Application) with signatures guaranteed in the manner set forth under the caption "Signature Guarantee" below, and must return any Class A or Class C share certificates issued to them. Additional documentation will be required from corporations, partnerships, fiduciaries or other such institutional investors. All checks must be signed by the shareholder(s) of record exactly as the account is registered before the Bank will honor them. The shareholders of joint accounts may authorize each shareholder to redeem by check. The check may not draw on monthly dividends which have been declared but not distributed. SHAREHOLDERS WHO PURCHASE CLASS A AND CLASS C SHARES BY CHECK (INCLUDING CERTIFIED CHECKS OR CASHIER'S CHECKS) MAY WRITE CHECKS AGAINST THOSE SHARES ONLY AFTER THEY HAVE BEEN ON THE RELEVANT FUND'S BOOKS FOR 15 DAYS. WHEN SUCH A CHECK IS PRESENTED TO THE BANK FOR PAYMENT, A SUFFICIENT NUMBER OF FULL AND FRACTIONAL SHARES WILL BE REDEEMED TO COVER THE AMOUNT OF THE CHECK, ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD. IF THE AMOUNT OF THE CHECK, PLUS ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD IS GREATER THAN THE VALUE OF CLASS A OR CLASS C SHARES HELD IN THE SHAREHOLDER'S ACCOUNT, THE CHECK WILL BE RETURNED UNPAID, AND THE SHAREHOLDER MAY BE SUBJECT TO EXTRA CHARGES. TO AVOID DISHONOR OF CHECKS DUE TO FLUCTUATIONS IN ACCOUNT VALUE, SHAREHOLDERS ARE ADVISED AGAINST REDEEMING ALL OR MOST OF THEIR ACCOUNT BY CHECK. CHECKS SHOULD NOT BE USED TO CLOSE A FUND ACCOUNT BECAUSE WHEN THE CHECK IS WRITTEN, THE SHAREHOLDER WILL NOT KNOW THE EXACT TOTAL VALUE OF THE ACCOUNT ON THE DAY THE CHECK CLEARS. There is presently no charge to the shareholder for the maintenance of this special account or for the clearance of any checks, but each Fund and the Bank reserve the right to impose such charges or to modify or terminate the redemption by check privilege at any time.

CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares); or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C and Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of a Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of each Fund's shares.

    SIGNATURE GUARANTEE: In order to protect shareholders against fraud, each Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

    REINSTATEMENT PRIVILEGE: Shareholders of a Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

    IN-KIND DISTRIBUTIONS: The Trust agrees to redeem shares of any Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions either totally or partially, by a distribution in-kind of securities (instead of cash) from such Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS: Due to the relatively high cost of maintaining small accounts, each Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares of each Fund, as applicable, pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the relevant Funds and their shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are features of the Distribution Plan that are common to each class of shares as described below.


    SERVICE FEES. The Distribution Plan provides that the relevant Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.


    DISTRIBUTION FEES. The Distribution Plan provides that the relevant Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Trust -- Distributor" in the SAI. The amount of the distribution fee paid by a Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with a Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

    OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Fund's class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.


    CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Information Concerning Shares of the Trust -- Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the relevant Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with each Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Information Concerning Shares of the Trust -- Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the relevant Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution- related expenses.

    CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Information Concerning Shares of the Trust -- Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the relevant Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with a Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Information Concerning Shares of the Trust -- Purchases -- Class B Shares" above).


    CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Information Concerning Shares of the Trust -- Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by each Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the relevant Fund's average daily net assets attributable to Class C shares.

    CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES. Each Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are as follows:


                                       CLASS A       CLASS B       CLASS C
                                       -------       -------       -------
Alabama Fund .......................    0.25%         1.00%
Arkansas Fund ......................    0.10%         0.90%
California Fund ....................    0.00%         0.81%         1.00%
Florida Fund .......................    0.00%         0.80%
Georgia Fund .......................    0.25%         1.00%
Maryland Fund ......................    0.35%         1.00%
Massachusetts Fund .................    0.35%         1.00%
Mississippi Fund ...................    0.00%         0.78%
New York Fund ......................    0.25%         1.00%
North Carolina Fund ................    0.35%         1.00%         1.00%
Pennsylvania Fund ..................    0.00%         0.79%
South Carolina Fund ................    0.35%         1.00%
Tennessee Fund .....................    0.35%         1.00%
Virginia Fund ......................    0.35%         1.00%         1.00%
West Virginia Fund .................    0.35%         1.00%


For the California, Florida and Mississippi Funds, fees payable under the Distribution Plan with respect to Class A shares will commence on such date or dates as the Trustees of the Trust may determine. For the Pennsylvania Fund, the 0.25% per annum Class A service fee will commence when net assets attributable to Class A shares first equal or exceed $50 million and payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustee of the Trust may determine. For the Arkansas Fund, a portion of the Class A service fee equal to 0.10% per annum is currently being paid; payment of the remaining portion of the Class A service fee and payment of the 0.10% per annum Class A distribution fee will commence on such date or dates as the Trustees of the Trust may determine. For the Alabama, Georgia and New York Funds, payment of the 0.10% per annum Class A distribution fee will commence on such date or dates as the Trustees of the Trust may determine. Except in the case of the 0.25% per annum Class B service fee paid by the relevant Fund upon the sale of Class B shares in the first year, payment of the Class B service fee has been suspended for the California, Florida and Mississippi Funds until such date or dates as the Trustees of the Trust may determine. Except in the case of the 0.25% per annum Class B service fee paid by the Arkansas Fund upon the sale of Class B shares, the Class B service fee has been set by the Trust's Board of Trustees at 0.10% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine. Except in the case of the 0.25% per annum Class B service fee paid by the Pennsylvania Fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Class A service fee first becomes payable under the Pennsylvania Fund's Distribution Plan.

DISTRIBUTIONS
Each Fund intends to declare daily and pay to its shareholders substantially all of its net investment income as dividends on a monthly basis. Dividends generally are distributed on the first business day of the following month. In addition, a Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains. Each Fund also may make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made (see "Tax Status" and "Shareholder Services -- Distribution Options" below). Distributions paid by each Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS
FEDERAL INCOME TAXES: Each Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes that the Funds would otherwise be required to pay, each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. Because each Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any Fund will be required to pay entity-level federal income or excise taxes.


Each Fund expects that dividends paid to shareholders from interest on Municipal Obligations will be exempt from federal income tax because each Fund intends to satisfy certain requirements of the Code. One such requirement is that at the close of each quarter of its taxable year, at least 50% of the value of each Fund's total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from capital gains, from investments in taxable securities, and from certain other transactions including options and futures transactions will be taxable to the shareholders, whether the distribution is paid in cash or reinvested in additional shares. Each Fund expects that none of its distributions will be eligible for the dividends received deduction for corporations.


Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund will not be deductible for federal income tax purposes. Exempt- interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax, and certain distributions of exempt-interest dividends may also be a tax preference item for purposes of the federal individual and corporate alternative minimum tax. All exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Depending on the nature of the distribution and the residence of the shareholder, certain Fund distributions may be subject to state and local income taxes. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of a Fund.


Shortly after the end of each calendar year, each Fund shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion exempt from federal income taxes as "exempt-interest dividends," the portion, if any, that is a tax preference item under the federal alternative minimum tax, the portion, if any, taxable as ordinary income, the portion, if any, taxable as long-term capital gain (as well as the rate category or categories under which such gain is taxable), the portion, if any, representing a return of capital (which is generally free of current taxes but which results in a basis reduction), and the amount, if any, of federal income tax withheld.

Fund distributions of net capital gains or net short-term capital gains will reduce a Fund's net asset value per share. Shareholders who buy shares shortly before a Fund makes such a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Each Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in a Fund.


STATE INCOME TAXES: The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts as long as each Fund qualifies as a regulated investment company under the Code. Set forth below are brief descriptions of the personal income tax status of an investment in the Funds under tax laws currently in effect in the state for which the Fund is named. A statement setting forth the state income tax status of each Fund's distributions made during each calendar year will be sent to shareholders annually.

ALABAMA TAXES: The Alabama Department of Revenue has advised the Trust that under existing Alabama law as long as the Alabama Fund qualifies as a separate "regulated investment company" under the Code, and provided the Fund is invested in obligations the interest on which would be exempt from Alabama personal income taxes if held directly by an individual shareholder (such as obligations of Alabama or its political subdivisions, of the United States or of certain territories or possessions of the United States), dividends received from the Alabama Fund that represent interest received by the Alabama Fund on such obligations will be exempt from Alabama personal income taxes. To the extent that distributions by the Alabama Fund are derived from long-term or short-term capital gains on such obligations, or from dividends or capital gains on other types of obligations, such distributions will not be exempt from Alabama personal income tax.

Capital gains or losses realized from a redemption, sale or exchange of shares of the Alabama Fund by an Alabama resident will be taken into account for Alabama personal income tax purposes.

Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Alabama Fund to purchase or carry shares of the Alabama Fund will not be deductible for Alabama income tax purposes.

ARKANSAS TAXES: On December 13, 1991, the Arkansas Department of Finance and Administration issued a letter ruling to counsel to the Arkansas Fund providing that with respect to funds like the Arkansas Fund, under the current terms of the Arkansas Fund's Prospectus, income distributions to Arkansas Fund shareholders, to the extent such distributions represent interest on obligations of the State of Arkansas or obligations of the United States or its possessions, will be exempt from Arkansas income tax.

Capital gains or losses realized from transactions in the portfolio securities of the Arkansas Fund and distributed to shareholders and the capital gains and losses realized by shareholders from redemptions, sales or exchanges of shares of the Arkansas Fund will be taken into account for Arkansas income tax purposes.


CALIFORNIA TAXES: The California Fund believes that under existing California law, as long as at the end of each quarter of the California Fund's taxable year the California Fund continues to qualify for the special federal income tax treatment afforded regulated investment companies and at least 50% of the value of the California Fund's assets consists of obligations that, if held by an individual, would pay interest exempt from California taxation, individual shareholders of the California Fund will be able to exclude from income, for California personal income tax purposes, "California exempt-interest dividends" received from the California Fund during that taxable year. A "California exempt-interest dividend" is any dividend or portion thereof of the California Fund not exceeding the interest received by the California Fund during the taxable year on obligations that, if held by an individual, would pay interest exempt from California taxation (less certain direct and allocated expenses which include amortization of acquisition premium) and so designated by written notice to shareholders within 60 days after the close of that taxable year.

Distributions, other than "California exempt-interest dividends," by the California Fund to individual California residents will be subject to California personal income taxation. Gains realized by individual California residents from a redemption or sale of shares of the California Fund will also be subject to California personal income taxation. In general, California nonresidents, other than certain dealers, will not be subject to California personal income taxation on distributions by the California Fund or on gains from the redemption or sale of shares of the California Fund, unless those shares have acquired a California "business situs." (Such California nonresidents will, however, likely be subject to other state or local income taxes on such distributions or gains, depending on their residence.) Short- term capital losses realized by individual shareholders from a redemption of shares of the California Fund within six months from the date of their purchase will not be allowed for California personal income tax purposes to the extent of any tax-exempt dividends received with respect to such shares during such period. No deduction will be allowed for California personal income tax purposes for interest on indebtedness incurred or continued to purchase or carry shares of the California Fund for any taxable year of a shareholder during which the California Fund distributes "California exempt- interest dividends."


A statement setting forth the amount of "California exempt-interest dividends" distributed during each calendar year will be sent to shareholders annually.

FLORIDA TAXES: Florida's constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an individual income tax exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could effect the State's ability to pay principal and interest in a timely manner.


The Florida Department of Revenue has ruled that shares of the Florida Fund owned by a Florida resident will be exempt from the Florida Intangible Personal Property Tax so long as the Fund's portfolio includes on January 1 of each year only assets, such as Florida tax-exempt securities and United States Government securities, that are exempt from the Florida Intangible Personal Property Tax. Although the date of valuation is prescribed as the close of business on the last business day of the previous calendar year, only the assets held in the portfolio of the fund on January 1 are to be valued.


In order to take advantage of the exemption from the intangibles tax in any year, the Florida Fund must sell any non-exempt assets held in its portfolio and reinvest the proceeds in exempt assets prior to January 1. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Florida Fund's investment return and might exceed any increased investment return the Florida Fund achieved by investing in non-exempt assets during the year.

The Florida Fund will normally attempt to invest substantially all of its assets in tax-exempt obligations of Florida, the United States, the territories or political subdivisions of the United States or Florida and in other tax-exempt securities which are exempt from the Florida intangibles tax and it will strive to hold, on January 1 of each year, only assets that are exempt from the Florida intangibles tax. Accordingly, the value of the Florida Fund shares held by a shareholder should, under normal circumstances, be exempt from the Florida intangibles tax.

GEORGIA TAXES: Under existing laws, shareholders will not be subject to Georgia income tax on distributions with respect to shares of the Georgia Fund to the extent such distributions represent "exempt-interest dividends" for federal income tax purposes that are attributable to interest-bearing obligations issued by or on behalf of the State of Georgia or its political subdivisions, or issued by territories or possessions of the United States (to the extent federal law exempts interest on obligations of such territories or possessions from state income taxation) which are held by the Georgia Fund. Distributions, if any, derived from capital gain or other sources generally will be taxable to shareholders of the Georgia Fund for Georgia income tax purposes.

MARYLAND TAXES: Holders of the Maryland Fund who are individuals, corporations, estates or trusts and who are subject to Maryland state and local income tax will not be subject to tax in Maryland on Maryland Fund dividends to the extent such dividends (A) qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are attributable to
(i) interest on tax-exempt obligations of the State of Maryland or its political subdivisions or authorities or (ii) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States, or (B) are attributable to gain realized by the Maryland Fund from the sale or exchange of bonds issued by Maryland or a political subdivision of Maryland or of the United States or an authority, commission or instrumentality of the United States.

To the extent that distributions of the Maryland Fund are attributable to sources other than those described above, such as (i) interest on obligations issued by states other than Maryland or (ii) income from repurchase contracts, such distributions will not be exempt from Maryland state and local income taxes. In addition, gain realized by a shareholder upon a redemption or exchange of Maryland Fund shares will be subject to Maryland taxation.


In the event the Maryland Fund fails to qualify as a "regulated investment company," the Maryland Fund would be subject to Maryland corporate income tax and distributions would be taxable as ordinary income to the shareholders.


Maryland presently includes in taxable net income items of tax preferences as defined in the Code. Interest paid on certain private activity bonds constitutes a tax preference. Accordingly, subject to a threshold amount, 50% of any distributions on the Maryland Fund attributable to such private activity bonds will not be exempt from Maryland state and local income taxes.

Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Maryland Fund to purchase or carry shares of the Maryland Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

MASSACHUSETTS TAXES: Under existing Massachusetts law, as long as the Massachusetts Fund qualifies as a separate "regulated investment company" under the Code, (i) the Massachusetts Fund will not be liable for any income or corporate excise tax in The Commonwealth of Massachusetts and (ii) shareholders of the Massachusetts Fund who are subject to Massachusetts personal income taxation will not be required to include in their Massachusetts gross income that portion of dividends paid by the Fund which is identified in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's tax year as (a) "exempt-interest dividends" directly attributable to interest received by the Massachusetts Fund on obligations issued by The Commonwealth of Massachusetts, its political subdivisions, or agencies or instrumentalities of either of the foregoing, that is exempt from Massachusetts taxation; (b) capital gain dividends directly attributable to gain from obligations issued by The Commonwealth of Massachusetts, its political subdivisions, or agencies or instrumentalities of either of the foregoing, that is exempt from Massachusetts taxation; or (c) dividends attributable to interest on obligations of the United States that are exempt from state taxation.


Any capital gains distributed by the Massachusetts Fund (except for cases in which capital gains on an obligation are specifically exempted from income taxation under the legislation authorizing issuance of the obligation) and any gains realized by the shareholder from a redemption or sale of shares of the Massachusetts Fund will be subject to Massachusetts personal income taxation. All distributions from the Massachusetts Fund will be included in computing the income component of the Massachusetts corporate excise tax for corporate shareholders.

Interest on indebtedness incurred or continued to purchase or carry shares of the Massachusetts Fund will not be deductible for Massachusetts personal income or corporate excise tax purposes.


MISSISSIPPI TAXES: Interest received upon the obligations of the State of Mississippi or political subdivisions thereof are exempt from income tax in the State of Mississippi. A Mississippi Income Tax Regulation provides a pass-through of the tax-exempt character of interest received by a regulated investment company, such as the Mississippi Fund, upon distribution to its shareholders. Under this Regulation, a taxpayer's pro rata portion of interest dividends distributed by the Mississippi Fund is exempt from Mississippi income tax to the extent that such pro rata portion represents interest received by the Fund from governmental securities which would be exempt for Mississippi income tax purposes if such governmental securities were directly held by the taxpayer.

NEW YORK TAXES: Under existing New York laws, shareholders will not be subject to New York State nor New York City personal income taxes on New York Fund dividends to the extent that such dividends qualify as "exempt-interest dividends" under the Code and represent interest income attributable to obligations of the State of New York and its political subdivisions (as well as certain other obligations the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of The Commonwealth of Puerto Rico). To the extent that New York Fund distributions are derived from other income, including long-term or short-term capital gains, such distributions will not be exempt from New York State or New York City personal income tax.

Dividends on shares of the New York Fund are not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions.

Capital gains or losses realized by a shareholder from a redemption, sale or exchange of shares of the New York Fund will be taken into account for New York State personal income tax purposes, in the case of a New York State resident, and for New York City personal income tax purposes, in the case of a resident of New York City.

Interest on indebtedness incurred (directly or indirectly) by a shareholder of the New York Fund to purchase or carry shares of the New York Fund will not be deductible for New York State or New York City personal income tax purposes.


NORTH CAROLINA TAXES: The North Carolina Department of Revenue has advised the Trust that under existing North Carolina law, as long as the North Carolina Fund qualifies as a separate "regulated investment company" under the Code and 50% or more of the value of the total assets of the North Carolina Fund consists of obligations whose interest is exempt from federal income tax, dividends received from the North Carolina Fund that represent either (i) interest exempt from federal income tax and received by the North Carolina Fund on obligations of North Carolina or its political subdivisions, nonprofit educational institutions organized or chartered under the laws of North Carolina, or Guam, Puerto Rico or the U.S. Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, or (ii) interest received by the North Carolina Fund on direct obligations of the United States will be exempt from North Carolina personal income taxes. In the event the North Carolina Fund fails to qualify as a separate "regulated investment company" or does not satisfy the 50% test, the foregoing exemption may be unavailable or substantially limited.


Any capital gains distributed by the North Carolina Fund (except for capital gains attributable to the sale by the North Carolina Fund of an obligation the profit from which is exempt by a North Carolina statute) or gains realized by the shareholder from a redemption or sale of shares of the North Carolina Fund will be subject to North Carolina personal income taxes.

Interest on indebtedness incurred (directly or indirectly) by a shareholder of the North Carolina Fund to purchase or carry shares of the North Carolina Fund generally will not be deductible for North Carolina income tax purposes.

PENNSYLVANIA TAXES: Individual shareholders who are Pennsylvania residents subject to the Pennsylvania personal income tax will not be subject to Pennsylvania personal income tax on distributions of income and gains made by the Fund which are attributable to obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities, certain qualifying obligations of United States territories and possessions or United States Government obligations, the interest and gains from which are statutorily free from state taxation in the Commonwealth of Pennsylvania ("exempt obligations"). Capital gain distributions by the Fund will be subject to Pennsylvania personal income tax.

Distributions attributable to most other sources will not be exempt from Pennsylvania personal income tax.

Corporate shareholders who are subject to the Pennsylvania corporate net income tax will not be subject to corporate net income tax on distributions of interest made by the Pennsylvania Fund, provided such distributions are attributable to obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities, and certain qualifying territories and possessions of the United States, and further provided such distributions are not included in such shareholder's Federal taxable income determined before net operating loss carryovers and special deductions.


In the case of individual shareholders who are residents of the City of Philadelphia, distributions of interest derived from exempt obligations will not be taxable for purposes of the Philadelphia School District Investment Net Income Tax.


SOUTH CAROLINA TAXES: Under existing South Carolina law, as long as the South Carolina Fund qualifies as a separate "regulated investment company" under the Code, shareholders of the South Carolina Fund will not be required to include in their South Carolina gross income distributions from the South Carolina Fund to the extent such distributions qualify as "exempt-interest dividends" as defined in the Code, which are directly attributable to interest received by the South Carolina Fund on tax-exempt obligations issued by the State of South Carolina or its political subdivisions or the United States. In the event the South Carolina Fund fails to qualify as a separate "regulated investment company," the foregoing exemption may be unavailable or substantially limited.

Any capital gains distributed by the South Carolina Fund, or gains realized by a shareholder from a redemption or sale of shares of the South Carolina Fund, will be subject to South Carolina income taxation.

As intangible personal property, the shares of the South Carolina Fund are exempt from any and all ad valorem taxation in South Carolina.

Interest on indebtedness incurred (directly or indirectly) by a shareholder of the South Carolina Fund to purchase or carry shares of the South Carolina Fund generally will not be deductible for South Carolina income tax purposes.


TENNESSEE TAXES: Under existing Tennessee law, as long as the Tennessee Fund qualifies as a separate "regulated investment company" under the Code, dividends received from the Tennessee Fund will not be subject to the Tennessee individual income tax, also known as the Hall Income Tax, to the extent that such dividends represent income of the Tennessee Fund attributable to interest on (i) bonds or securities of the United States Government or any agency or instrumentality thereof, (ii) bonds of the State of Tennessee or any county, municipality, or political subdivision thereof, including any agency, board, authority, or commission, or (iii) bonds of Puerto Rico, U.S. Virgin Islands or Guam. In addition, the administrative position of the Tennessee Department of Revenue is that dividends received from the Tennessee Fund will not be subject to the Tennessee individual income tax to the extent that such dividends represent income of the Tennessee Fund attributable to capital gains from the sale, exchange, redemption, payment at maturity, or other disposition of such bonds or securities.


Other distributions from the Tennessee Fund, including dividends attributable to obligations of issuers in states other than Tennessee, will not be exempt from the Tennessee individual income tax.


VIRGINIA TAXES: Under existing Virginia law, as long as the Virginia Fund qualifies as a separate "regulated investment company" under the Code, and 50% or more of the value of the total assets of the Virginia Fund consists of obligations whose interest is exempt from federal income tax, dividends received from the Virginia Fund that represent either (i) interest exempt from federal income tax and received by the Virginia Fund on obligations of Virginia or its political subdivisions or Guam, Puerto Rico or the U.S. Virgin Islands or (ii) interest received by the Virginia Fund on direct obligations of the United States will be exempt from Virginia personal income taxes. In the event the Virginia Fund fails to qualify as a separate "regulated investment company" or does not satisfy the 50% test, the foregoing exemption may be unavailable or substantially limited.


An individual shareholder of the Virginia Fund who is a Virginia resident will recognize capital gains for Virginia income tax purposes to the same extent that he would for federal income tax purposes when the Virginia Fund makes a capital gain distribution or when the shareholder redeems or sells shares.

Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Virginia Fund to purchase or carry shares of the Virginia Fund generally will not be deductible for Virginia income tax purposes.

WEST VIRGINIA TAXES: In 1993, the West Virginia Department of Tax and Revenue issued Technical Assistance Advisory 93-002 which was declared to be of precedential value. This Technical Assistance Advisory addresses liability for West Virginia personal income tax on interest and dividend income received by investors in regulated investment companies. Accordingly, under existing law, as long as the West Virginia Fund qualifies as a separate "regulated investment company" under the Code, that portion of exempt-interest dividends that represents interest income received by the West Virginia Fund from obligations of the United States and its possessions and interest or dividend income received by the West Virginia Fund on obligations or securities of any authority, commission or instrumentality of the United States or of the State of West Virginia, which is exempt from West Virginia State income tax by federal or West Virginia law, is exempt from West Virigina Personal Income Tax. This exemption does not apply to any portion of interest income on obligations of any state other than West Virginia, regardless of any exemption provided under federal law. In the event the West Virginia Fund fails to qualify as a separate "regulated investment company," the foregoing exemption may be unavailable or substantially limited.

The Technical Assistance Advisory contains a more specific, although nonexclusive, list of obligations and authorities which are exempt from taxation. The Technical Assistance Advisory also confirms that interest on indebtedness incurred (directly or indirectly) by a shareholder of the West Virginia Fund to purchase or carry shares of the West Virginia Fund will not be deductible for West Virginia income purposes.


NET ASSET VALUE
The net asset value per share of each class of each Fund is determined each day during which the New York Stock Exchange is open for trading. This determination is made once each day as of the close of regular trading on the New York Stock Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. In determining such net asset value, the portfolio securities of each Fund are valued on the basis of valuations furnished by a pricing service, since such valuations are believed to reflect the fair value of such securities, as described in the SAI. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
Each Fund has two classes of shares entitled Class A and Class B Shares of Beneficial Interest (without par value). The California Fund, the North Carolina Fund and the Virginia Fund also have a third class of shares entitled Class C Shares of Beneficial Interest (without par value). The Trust presently has 16 series of shares and has reserved the right to create and issue additional series and classes of shares. The shares of each class of each Fund participate equally in the earnings, dividends and assets attributable to that class of shares of the particular Fund. Shareholders are entitled to one vote for each share held. Shares of each Fund generally vote separately, for example to approve investment advisory agreements, but shares of all Funds vote together, including shares of other series of the Trust, to the extent required under the 1940 Act, in the election of Trustees and selection of accountants. Additionally, each class of shares of a Fund will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely its class of shares, but will otherwise vote together with all other classes of shares of the Fund on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).


Each share of a class of each Fund represents an equal proportionate interest in that Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth above in "Information Concerning Shares of the Trust -- Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should a Fund be liquidated, shareholders of each class of that Fund are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance (e.g., fidelity bonding and errors and omissions insurance) existed and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Trust will provide yield, tax-equivalent yield, current distribution rate and total rate of return quotations for each class of shares of each Fund and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc. and Wiesenberger Investment Companies Service. Yield and tax-equivalent yield quotations are based on the annualized net investment income per share of each class of a Fund over a 30-day period stated as a percent of the maximum public offering price of shares of that class on the last day of that period. The yield calculation for Class B and Class C shares assumes no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate differs from the yield and tax-equivalent yield calculations because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations reflect the average annual percentage change over stated periods in the value of an investment in a class of shares of a Fund made at the maximum public offering price of the shares of that class with all dividends reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of the CDSC, and which will thus be higher. Each Fund's yield, tax-equivalent yield and total rate of return quotations are based on historical performance and are not intended to indicate future performance. Yield and tax-equivalent yield reflect only net portfolio income allocable to a class as of a stated period of time, and current distribution rate reflects only the rate of distributions paid by a Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time.

Each Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares that has a later class inception date than another class of shares of a Fund is based both on (i) the performance of a Fund's newer class from its inception date and (ii) the performance of a Fund's oldest class from its inception date to the class inception date of the newer class. See the SAI for further information on the calculation of total rate of return for share classes with different class inception dates.

All performance quotations for a Fund may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Trust will calculate yield, tax-equivalent yield, current distribution rate and total rate of return, see the SAI. For further information about each Fund's performance for the fiscal year ended March 31, 1998, please see the Trust's Annual Reports. A copy of the Annual Reports may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Trust may, in its discretion, from time to time, make a list of all or a portion of a Fund's holdings available to investors upon request.

PROVISION OF ANNUAL AND SEMIANNUAL REPORTS
To avoid sending duplicate copies of materials to households, effective September 15, 1998, only one copy of each Fund annual and semiannual report may be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may call the Shareholder Servicing Agent at 1-800-225-2606 to request that copies of such reports be sent personally to that shareholder.

EXPENSES
The Trust pays the compensation of the Trustees who are not officers of the Adviser and all the Trust's expenses (other than those assumed by MFS or MFD), including: advisory and administrative services fees; governmental fees; interest charges; taxes (if any); membership dues in the Investment Company Institute allocable to the Trust; fees and expenses of independent auditors and of legal counsel; expenses of preparing, printing and mailing share certificates, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Trust's Custodian, for all services to the Trust, including safekeeping of funds and securities and maintaining required books and accounts; fees and expenses of the Shareholder Servicing Agent and of any registrar or dividend disbursing agent of the Trust; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of calculating the net asset value of the shares of each Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of each Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Trust except that its Distribution Agreement with MFD, as the Trust's distributor, requires MFD to pay for prospectuses which are to be used for sales to prospective investors. Expenses of the Trust which are not attributable to a specific Fund are allocated among the Funds in a manner believed by management of the Trust to be fair and equitable.

Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the expenses (after taking into account any compensating balance and offset arrangements) for the Arkansas Fund, the Florida Fund, the Mississippi Fund and the Pennsylvania Fund such that the respective Fund's "Other Expenses," which are defined to include all of the respective Fund's expenses, except for management fees, Rule 12b-1 fees, taxes, extraordinary expenses, brokerage and transaction costs, do not exceed 0.40% per annum of the Fund's average daily net assets (the "Maximum Percentage"). The payments made by MFS on behalf of the respective Fund under this arrangement are subject to reimbursement by the Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by such Fund to MFS computed and paid monthly at a percentage of the respective Fund's average daily net assets for the then current fiscal year, with a limitation that immediately after such payment the respective Fund's "Other Expenses" will not exceed the appropriate Maximum Percentage. The obligation of MFS to bear such Fund's "Other Expenses" pursuant to this arrangement and such Fund's obligation to pay the reimbursement fees to MFS terminates on December 31, 2001 (in the case of the Arkansas, Florida and Mississippi Funds) or December 31, 2002 (in the case of the Pennsylvania Fund), provided that in no event will MFS receive reimbursement fees from a Fund that exceed the amount of fees borne by MFS on behalf of such Fund. While the Adviser is entitled to be reimbursed by the Pennsylvania Fund for bearing the Fund's expenses, the Adviser is currently waiving its right to reimbursement.

6.  SHAREHOLDER SERVICES


Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Trust should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS: Each shareholder of each Fund will receive confirmation statements showing the transaction activity in his account. Cancelled checks, if any, will be sent to shareholders monthly. Each shareholder will receive an annual statement of the federal income tax and the state personal income tax status of reportable distributions made by the Fund during the calendar year (see "Tax Status").

DISTRIBUTION OPTIONS: The following options are available to all accounts (except Systematic Withdrawal Plan accounts ) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

     o Dividends and capital gain distributions reinvested in additional shares of that Fund. This option will be assigned if no other option is specified.

     o Dividends in cash; capital gain distributions reinvested in additional shares of that Fund.

     o   Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) of dividends and capital gain distributions will be made in additional full and fractional shares of that Fund at the net asset value in effect at the close of business on the last business day of the month. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option automatically will be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent a reasonable time prior to the last business day of the month for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS: For the convenience of shareholders, the Trust makes available the following programs designed to enable shareholders to add to their investment in an account with the Trust or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Trust.


    LETTER OF INTENT: If a shareholder (other than group purchases as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of a Fund alone or in combination with Class B or Class C shares of the Fund or any of the classes of the other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds, reaches a discount level.


    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of a Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by a Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.

    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and generally are limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS
    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds, and in the case of Class C shares, for shares of MFS Money Market Fund, under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of other MFS Funds selected by the shareholder provided such shares are available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges from MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares and because of assessement of the CDSC for certain share redemptions in the case of Class A shares.


TAX-DEFERRED RETIREMENT PLANS: Except as noted under "Information Concerning Shares of the Trust -- Purchases -- Class C Shares," shares of the Funds may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.


                               ----------------

The Trust's SAI contains more detailed information about the Trust and the Funds, including, but not limited to, information related to (i) each Fund's investment objective, policies and restrictions; (ii) the Trust's Trustees, officers and investment adviser; (iii) portfolio transactions; (iv) the method used to calculate performance quotations of each of the Funds; (v) the Distribution Plan; (vi) various services and privileges provided by the Trust for the benefit of the shareholders of each of the Funds; (vii) determination of net asset value of shares of each of the Funds; and (viii) certain voting rights of shareholders of each of the Funds.

                                  APPENDIX A

                           WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). Some of the following information will not apply to certain Funds in the MFS Family of Funds, depending on which classes of shares are offered by such Fund. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institution having a selling agreement or other similar agreement with MFD.

I.   WAIVERS OF ALL APPLICABLE SALES CHARGES


     In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on redemptions of certain Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

     1.  DIVIDEND REINVESTMENT

         o Shares acquired through dividend or capital gain reinvestment; and


         o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of the MFS Funds pursuant to the Distribution Investment Program.


     2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

         o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

     3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:


         o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;


         o Trustees and retired trustees of any investment company for which MFD serves as distributor;

         o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;


         o Employees or registered representatives of dealers;

         o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and


         o Institutional Clients of MFS or MFS Institutional Advisors, Inc.

     4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

         o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/ Small Accounts" in the Prospectus.

     5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

         INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

         o Death or disability of the IRA owner.

         SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

         o Death, disability or retirement of 401(a) or ESP Plan participant;

         o Loan from 401(a) or ESP Plan;

         o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

         o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

         o Tax-free return of excess 401(a) or ESP Plan contributions;

         o To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

         o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

         SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

         o Death or disability of SRO Plan participant.

     6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

         o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

         o From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.


     7.  LOAN REPAYMENTS


         o Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).


II.  WAIVERS OF CLASS A SALES CHARGES


     In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on redemptions of certain Class A shares are waived:


     1.  WRAP ACCOUNT INVESTMENTS FUND "SUPERMARKET" INVESTMENTS

         o Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.


     2.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

         o Shares acquired by insurance company separate accounts.

     3.  RETIREMENT PLANS

         ADMINISTRATIVE SERVICES ARRANGEMENTS

         o Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

         REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

         o Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

         SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
         CIRCUMSTANCES:

         IRAS

         o Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

         o Tax-free returns of excess IRA contributions.

         401(a) PLANS

         o Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

         o Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

         ESP PLANS AND SRO PLANS

         o Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.


     4.  PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)

         o Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases Subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.

     5.  BANK TRUST DEPARTMENTS AND LAW FIRMS

         o Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

     6.  INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES

         o The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.


III. WAIVERS OF CLASS B AND CLASS C SALES CHARGES

     In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

     1.  SYSTEMATIC WITHDRAWAL PLAN

         o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.


     2.  DEATH OF OWNER


         o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

     3.  DISABILITY OF OWNER

         o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

     4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

         IRAS, 401(a) PLANS, ESP PLANS AND SRO PLANS

         o Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules.

         SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

         o Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

         o Death or disability of a SAR-SEP Plan participant.

                                  APPENDIX B

                         TAX EQUIVALENT YIELD TABLES


           (RATES FOR 1998 UNDER FEDERAL AND STATE INCOME TAX LAWS)

The tables below show the approximate taxable bond yields which are equivalent to tax-exempt bond yields, for the ranges indicated, under federal and, respectively, Alabama, Arkansas, California, Georgia, Maryland, Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia and West Virginia personal income tax laws that apply to 1998. The State of Florida does not currently impose an income tax on individuals. Such yields will differ under the laws applicable to subsequent years. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for those investors who file individual returns. In each table, the effective marginal income tax rate will be increased if personal exemptions are phased out (for the phase out period only) and if a portion of itemized deductions is disallowed. This increase in the marginal rates, if applicable, will cause a corresponding increase in the equivalent taxable yields.

ALABAMA -- 1998 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE    COMBINED
       SINGLE               JOINT           TAX     ------------------------------------------------  FEDERAL     STATE   FED. & ST.
        1998                1998         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,350                          19.12%    3.71%   4.95%   6.18%    7.42%    8.65%    9.89%    0.15    0.048421    0.1912
                     $      0- 42,350     19.09     3.71    4.94    6.18     7.42     8.65     9.89     0.15    0.048111    0.1909
$ 25,350- 61,400     $ 42,350-102,300     31.60     4.39    5.85    7.31     8.77    10.23    11.70     0.28    0.050000    0.3160
$ 61,400-128,100     $102,300-155,950     34.45     4.58    6.10    7.63     9.15    10.68    12.20     0.31    0.050000    0.3445
$128,100-278,450     $155,950-278,450     39.20     4.93    6.58    8.22     9.87    11.51    13.16     0.36    0.050000    0.3920
$278,450 & Over      $278,450 & Over      42.62     5.23    6.97    8.71    10.46    12.20    13.94    0.396    0.050000    0.4262


  * Net amount subject to Federal and Alabama personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Alabama rate assumes itemization of state tax deduction.


ARKANSAS -- 1998 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE    COMBINED
       SINGLE               JOINT           TAX     ------------------------------------------------  FEDERAL     STATE   FED. & ST.
        1998                1998         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,350                          18.70%    3.69%   4.92%   6.15%    7.38%    8.61%    9.84%    0.15    0.043572    0.1870
                     $      0- 42,350     19.61     3.73    4.98    6.22     7.46     8.71     9.95     0.15    0.054181    0.1961
$ 25,350- 61,400     $ 42,350-102,300     33.04     4.48    5.97    7.47     8.96    10.45    11.95     0.28    0.070000    0.3304
$ 61,400-128,100     $102,300-155,950     35.83     4.68    6.23    7.79     9.35    10.91    12.47     0.31    0.070000    0.3583
$128,100-278,450     $155,950-278,450     40.48     5.04    6.72    8.40    10.08    11.76    13.44     0.36    0.070000    0.4048
$278,450 & Over      $278,450 & Over      43.83     5.34    7.12    8.90    10.68    12.46    14.24    0.396    0.070000    0.4383


  * Net amount subject to Federal and Arkansas personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Arkansas rate assumes itemization of state tax deduction.


CALIFORNIA -- 1998 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE    COMBINED
       SINGLE               JOINT           TAX     ------------------------------------------------  FEDERAL     STATE   FED. & ST.
      1998****             1998****      BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,350                          17.88%    3.65%   4.87%   6.09%    7.31%    8.52%    9.74%    0.15    0.033840    0.1788
                     $      0- 42,350     17.44     3.63    4.84    6.06     7.27     8.48     9.69     0.15    0.028683    0.1744
$ 25,350- 61,400                          34.47     4.58    6.10    7.63     9.16    10.68    12.21     0.28    0.089886    0.3447
                     $ 42,350-102,300     34.10     4.55    6.07    7.59     9.10    10.62    12.14     0.28    0.084659    0.3410
$ 61,400-128,100     $102,300-155,950     37.42     4.79    6.39    7.99     9.59    11.19    12.78     0.31    0.093000    0.3742
$128,100-278,450     $155,950-278,450     41.95     5.17    6.89    8.61    10.34    12.06    13.78     0.36    0.093000    0.4195
$278,450 & Over      $278,450 & Over      45.22     5.48    7.30    9.13    10.95    12.78    14.60    0.396    0.093000    0.4522


   * Net amount subject to Federal and California personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
 *** Combined Federal and California rate assumes itemization of state tax deduction.
**** California tax rates are based on 1996 information, since at this time 1997 information is not available.


GEORGIA -- 1998 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE    COMBINED
       SINGLE               JOINT           TAX     ------------------------------------------------  FEDERAL     STATE   FED. & ST.
        1998                1998         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,350                          19.46%    3.72%   4.97%   6.21%    7.45%    8.69%    9.93%    0.15    0.052505    0.1946
                     $      0- 42,350     19.58     3.73    4.97    6.22     7.46     8.70     9.95     0.15    0.053860    0.1958
$ 25,350- 61,400     $ 42,350-102,300     32.32     4.43    5.91    7.39     8.87    10.34    11.82     0.28    0.060000    0.3232
$ 61,400-128,100     $102,300-155,950     35.14     4.63    6.17    7.71     9.25    10.79    12.33     0.31    0.060000    0.3514
$128,100-278,450     $155,950-278,450     39.84     4.99    6.65    8.31     9.97    11.64    13.30     0.36    0.060000    0.3984
$278,450 & Over      $278,450 & Over      43.22     5.28    7.04    8.81    10.57    12.33    14.09    0.396    0.060000    0.4322


  * Net amount subject to Federal and Georgia personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Georgia rate assumes itemization of state tax deduction.


MARYLAND -- 1998 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE    COMBINED
       SINGLE               JOINT           TAX     ------------------------------------------------  FEDERAL     STATE   FED. & ST.
        1998                1998         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,350                          19.01%    3.70%   4.94%   6.17%    7.41%    8.64%    9.88%    0.15    0.047192    0.1901
                     $      0- 42,350     19.09     3.71    4.94    6.18     7.42     8.65     9.89     0.15    0.048118    0.1909
$ 25,350- 61,400     $ 42,350-102,300     31.56     4.38    5.84    7.31     8.77    10.23    11.69     0.28    0.049500    0.3156
$ 61,400-128,100     $102,300-155,950     34.42     4.57    6.10    7.62     9.15    10.67    12.20     0.31    0.049500    0.3442
$128,100-278,450     $155,950-278,450     39.17     4.93    6.58    8.22     9.86    11.51    13.15     0.36    0.049500    0.3917
$278,450 & Over      $278,450 & Over      42.59     5.23    6.97    8.71    10.45    12.19    13.93    0.396    0.049500    0.4259


  * Net amount subject to Federal and Maryland personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Maryland rate assumes itemization of state tax deduction.


MASSACHUSETTS -- 1998 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE    COMBINED
       SINGLE               JOINT           TAX     ------------------------------------------------  FEDERAL     STATE   FED. & ST.
        1998                1998         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,350     $      0- 42,350     25.20%    4.01%   5.35%   6.68%    8.02%    9.36%   10.70%    0.15    0.120000    0.2520
$ 25,350- 61,400     $ 42,350-102,300     36.64     4.73    6.31    7.89     9.47    11.05    12.63     0.28    0.120000    0.3664
$ 61,400-128,100     $102,300-155,950     39.28     4.94    6.59    8.23     9.88    11.53    13.18     0.31    0.120000    0.3928
$128,100-278,450     $155,950-278,450     43.68     5.33    7.10    8.88    10.65    12.43    14.20     0.36    0.120000    0.4368
$278,450 & Over      $278,450 & Over      46.85     5.64    7.53    9.41    11.29    13.17    15.05    0.396    0.120000    0.4685

  * Net amount subject to Federal and Massachusetts personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket.
*** Combined Federal and Massachusetts rate assumes itemization of state tax deduction.

MISSISSIPPI -- 1998 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE    COMBINED
       SINGLE               JOINT           TAX     ------------------------------------------------  FEDERAL     STATE   FED. & ST.
        1998                1998         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,350                          18.75%    3.69%   4.92%   6.15%    7.38%    8.62%    9.85%    0.15    0.044082    0.1875
                     $      0- 42,350     18.95     3.70    4.94    6.17     7.40     8.64     9.87     0.15    0.046457    0.1895
$ 25,350- 61,400     $ 42,350-102,300     31.60     4.39    5.85    7.31     8.77    10.23    11.70     0.28    0.050000    0.3160
$ 61,400-128,100     $102,300-155,950     34.45     4.58    6.10    7.63     9.15    10.68    12.20     0.31    0.050000    0.3445
$128,100-278,450     $155,950-278,450     39.20     4.93    6.58    8.22     9.87    11.51    13.16     0.36    0.050000    0.3920
$278,450 & Over      $278,450 & Over      42.62     5.23    6.97    8.71    10.46    12.20    13.94    0.396    0.050000    0.4262


  * Net amount subject to Federal and Mississippi personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Mississippi rate assumes itemization of state tax deduction.


NEW YORK STATE RESIDENTS (EXCEPT NEW YORK CITY RESIDENTS) -- 1998 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE    COMBINED
       SINGLE               JOINT           TAX     ------------------------------------------------  FEDERAL     STATE   FED. & ST.
        1998                1998         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE       RATE
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,350                          19.49%    3.73%   4.97%   6.21%    7.45%    8.69%    9.94%    0.15    0.052838    0.1949
                     $      0- 42,350     19.23     3.71    4.95    6.19     7.43     8.67     9.90     0.15    0.049751    0.1923
$ 25,350- 61,400     $ 42,350-102,300     32.93     4.47    5.96    7.45     8.95    10.44    11.93     0.28    0.068500    0.3293
$ 61,400-128,100     $102,300-155,950     35.73     4.67    6.22    7.78     9.34    10.89    12.45     0.31    0.068500    0.3573
$128,100-278,450     $155,950-278,450     40.38     5.03    6.71    8.39    10.06    11.74    13.42     0.36    0.068500    0.4038
$278,450 & Over      $278,450 & Over      43.74     5.33    7.11    8.89    10.66    12.44    14.22    0.396    0.068500    0.4374


  * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.


NEW YORK -- NEW YORK CITY RESIDENTS ONLY -- 1998 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
          TAXABLE INCOME*                              TAX-EXEMPT YIELD
----------------------------------           -------------------------------------                                          COMBINED
                                    INCOME                                                AVERAGE  AVERAGE  AVERAGE  AVERAGE  FED. &
     SINGLE            JOINT         TAX                                           FEDERAL STATE     CITY     NYC     ADD'L     ST.
      1998             1998        BRACKET** 3.0%  4.0%  5.0%   6.0%   7.0%   8.0%   RATE   RATE     RATE  SURCHARGE SURCHARGE  RATE
----------------  ----------------  -------- --------------------------------------  ---- -------- -------- -------- -------- ------
$      0- 25,350                     22.75%  3.88% 5.18% 6.47%  7.77%  9.06% 10.36%  0.15 0.052838 0.030119 0.003546 0.004713 0.2275
                  $      0- 42,350   22.47   3.87  5.16  6.45   7.74   9.03  10.32   0.15 0.049751 0.029939 0.003511 0.004683 0.2247
$ 25,350- 61,400                     36.11   4.70  6.26  7.83   9.39  10.96  12.52   0.28 0.068500 0.033658 0.005100 0.005426 0.3611
                  $ 42,350-102,300   36.11   4.70  6.26  7.83   9.39  10.96  12.52   0.28 0.068500 0.033580 0.005118 0.005418 0.3611
$ 61,400-128,100                     38.80   4.90  6.54  8.17   9.80  11.44  13.07   0.31 0.068500 0.034000 0.005100 0.005474 0.3880
                  $102,300-155,950   38.80   4.90  6.54  8.17   9.80  11.44  13.07   0.31 0.068500 0.034000 0.005100 0.005474 0.3880
$128,100-278,450  $155,950-278,450   43.24   5.29  7.05  8.81  10.57  12.33  14.09   0.36 0.068500 0.034000 0.005100 0.005474 0.4324
$278,450 & Over   $278,450 & Over    46.43   5.60  7.47  9.33  11.20  13.07  14.93  0.396 0.068500 0.034000 0.005100 0.005474 0.4643


 * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.


NORTH CAROLINA -- 1998 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*
------------------------------------    INCOME                   TAX-EXEMPT YIELD                             AVERAGE    COMBINED
       SINGLE               JOINT         TAX    -------------------------------------------------   FEDERAL    STATE   FED. & ST.
        1998                1998       BRACKET**  3.0%    4.0%     5.0%     6.0%      7.0%    8.0%     RATE      RATE     RATE***
-----------------  -----------------  --------   -------------------------------------------------   -------  ----------  --------
$      0- 25,350                       20.52%    3.77%    5.03%    6.29%     7.55%    8.81%   10.07%    0.15    0.064968    0.2052
                   $      0- 42,350    20.52     3.77     5.03     6.29      7.55     8.81    10.07     0.15    0.064981    0.2052
$ 25,350- 61,400                       33.06     4.48     5.98     7.47      8.96    10.46    11.95     0.28    0.070291    0.3306
                   $ 42,350-102,300    33.06     4.48     5.98     7.47      8.96    10.46    11.95     0.28    0.070288    0.3306
$ 61,400-128,100   $102,300-155,950    36.35     4.71     6.28     7.86      9.43    11.00    12.57     0.31    0.077500    0.3635
$128,100-278,450   $155,950-278,450    40.96     5.08     6.78     8.47     10.16    11.86    13.55     0.36    0.077500    0.4096
$278,450 & Over    $278,450 & Over     44.28     5.38     7.18     8.97     10.77    12.56    14.36    0.396    0.077500    0.4428


  * Net amount subject to Federal and North Carolina personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and North Carolina rate assumes itemization of state tax deduction.

PENNSYLVANIA -- 1998 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*
------------------------------------    INCOME                   TAX-EXEMPT YIELD                             AVERAGE    COMBINED
       SINGLE               JOINT         TAX    -------------------------------------------------   FEDERAL    STATE   FED. & ST.
        1998                1998       BRACKET**  3.0%    4.0%     5.0%     6.0%      7.0%    8.0%     RATE      RATE     RATE***
-----------------  -----------------  --------   -------------------------------------------------   -------  ----------  --------
$      0- 25,350   $      0- 42,350    17.38%    3.63%    4.84%    6.05%     7.26%    8.47%    9.68%    0.15    0.028000    0.1738
$ 25,350- 61,400   $ 42,350-102,300    30.02     4.29     5.72     7.14      8.57    10.00    11.43     0.28    0.028000    0.3002
$ 61,400-128,100   $102,300-155,950    32.93     4.47     5.96     7.45      8.95    10.44    11.93     0.31    0.028000    0.3293
$128,100-278,450   $155,950-278,450    37.79     4.82     6.43     8.04      9.64    11.25    12.86     0.36    0.028000    0.3779
$278,450 & Over    $278,450 & Over     41.29     5.11     6.81     8.52     10.22    11.92    13.63    0.396    0.028000    0.4129

  * Net amount subject to Federal and Pennsylvania personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average rate for the Federal tax bracket.
*** Combined Federal and Pennsylvania rate assumes itemization of state tax deduction.


SOUTH CAROLINA -- 1998 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*
------------------------------------    INCOME                   TAX-EXEMPT YIELD                             AVERAGE    COMBINED
       SINGLE               JOINT         TAX    -------------------------------------------------   FEDERAL    STATE   FED. & ST.
        1998                1998       BRACKET**  3.0%    4.0%     5.0%     6.0%      7.0%    8.0%     RATE      RATE     RATE***
-----------------  -----------------  --------   -------------------------------------------------   -------  ----------  --------
$      0- 25,350                       19.83%    3.74%    4.99%    6.24%     7.48%    8.73%    9.98%    0.15    0.056586    0.1983
                   $      0- 42,350    20.28     3.76     5.02     6.27      7.53     8.78    10.04     0.15    0.062090    0.2028
$ 25,350- 61,400   $ 42,350-102,300    33.04     4.48     5.97     7.47      8.96    10.45    11.95     0.28    0.070000    0.3304
$ 61,400-128,100   $102,300-155,950    35.83     4.68     6.23     7.79      9.35    10.91    12.47     0.31    0.070000    0.3583
$128,100-278,450   $155,950-278,450    40.48     5.04     6.72     8.40     10.08    11.76    13.44     0.36    0.070000    0.4048
$278,450 & Over    $278,450 & Over     43.83     5.34     7.12     8.90     10.68    12.46    14.24    0.396    0.070000    0.4383
  * Net amount subject to Federal and South Carolina personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and South Carolina rate assumes itemization of state tax deduction.



TENNESSEE -- 1998 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*
------------------------------------    INCOME                   TAX-EXEMPT YIELD                             AVERAGE    COMBINED
       SINGLE               JOINT         TAX    -------------------------------------------------   FEDERAL    STATE   FED. & ST.
        1998                1998       BRACKET**  3.0%    4.0%     5.0%     6.0%      7.0%    8.0%     RATE      RATE     RATE***
-----------------  -----------------  --------   -------------------------------------------------   -------  ----------  --------
$      0- 25,350   $      0- 42,350    20.10%    3.75%    5.01%    6.26%     7.51%    8.76%   10.01%    0.15    0.060000    0.2010
$ 25,350- 61,400   $ 42,350-102,300    32.32     4.43     5.91     7.39      8.87    10.34    11.82     0.28    0.060000    0.3232
$ 61,400-128,100   $102,300-155,950    35.14     4.63     6.17     7.71      9.25    10.79    12.33     0.31    0.060000    0.3514
$128,100-278,450   $155,950-278,450    39.84     4.99     6.65     8.31      9.97    11.64    13.30     0.36    0.060000    0.3984
$278,450 & Over    $278,450 & Over     43.22     5.28     7.04     8.81     10.57    12.33    14.09    0.396    0.060000    0.4322


  * Net amount subject to Federal and Tennessee personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Tennessee rate assumes itemization of state tax deduction.


VIRGINIA -- 1998 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE    COMBINED
       SINGLE               JOINT           TAX     ------------------------------------------------  FEDERAL     STATE   FED. & ST.
        1998                1998         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,350                          19.02%    3.70%   4.94%   6.17%    7.41%    8.64%    9.88%    0.15    0.047341    0.1902
                     $      0- 42,350     19.37     3.72    4.96    6.20     7.44     8.68     9.92     0.15    0.051419    0.1937
$ 25,350- 61,400     $ 42,350-102,300     32.14     4.42    5.89    7.37     8.84    10.32    11.79     0.28    0.057500    0.3214
$ 61,400-128,100     $102,300-155,950     34.97     4.61    6.15    7.69     9.23    10.76    12.30     0.31    0.057500    0.3497
$128,100-278,450     $155,950-278,450     39.68     4.97    6.63    8.29     9.95    11.60    13.26     0.36    0.057500    0.3968
$278,450 & Over      $278,450 & Over      43.07     5.27    7.03    8.78    10.54    12.30    14.05    0.396    0.057500    0.4307


  * Net amount subject to Federal and Virginia personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Virginia rate assumes itemization of state tax deduction.


WEST VIRGINIA -- 1998 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE    COMBINED
       SINGLE               JOINT           TAX     ------------------------------------------------  FEDERAL     STATE   FED. & ST.
        1998                1998         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,350                          18.07%    3.66%   4.88%   6.10%    7.32%    8.54%    9.76%    0.15    0.036123    0.1807
                     $      0- 42,350     18.44     3.68    4.90    6.13     7.36     8.58     9.81     0.15    0.040519    0.1844
$ 25,350- 61,400                          31.71     4.39    5.86    7.32     8.79    10.25    11.71     0.28    0.051574    0.3171
                     $ 42,350-102,300     32.57     4.45    5.93    7.42     8.90    10.38    11.86     0.28    0.063528    0.3257
$ 61,400-128,100     $102,300-155,950     35.49     4.65    6.20    7.75     9.30    10.85    12.40     0.31    0.065000    0.3549
$128,100-278,450     $155,950-278,450     40.16     5.01    6.68    8.36    10.03    11.70    13.37     0.36    0.065000    0.4016
$278,450 & Over      $278,450 & Over      43.53     5.31    7.08    8.85    10.63    12.40    14.17    0.396    0.065000    0.4353


  * Net amount subject to Federal and West Virginia personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and West Virginia rate assumes itemization of state tax deduction.

                                  APPENDIX C

               DESCRIPTION OF MUNICIPAL OBLIGATIONS AND RATINGS

Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds (referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. Municipal Bonds also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In light of these concerns, the Trust has adopted and follows procedures for determining whether municipal lease securities purchased by the Trust are liquid and for monitoring the liquidity of municipal lease securities held in the Trust's portfolio. The procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in the security, the nature of the market place in which the security trades, the credit quality of the security, and other factors which the Adviser may deem relevant. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

                           DESCRIPTION OF RATINGS+

The ratings of Moody's, S&P, Fitch and Duff & Phelps represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

----------
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this Prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Trust's fiscal year end.

                    DESCRIPTION OF LONG-TERM DEBT RATINGS

                       MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:
    1. An application for rating was not received or accepted.
    2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
    3. There is a lack of essential data pertaining to the issue or issuer.
    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.


                                     S&P

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB: An obligation rated BBB exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                    FITCH

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility, Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50% -- 90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

                                DUFF & PHELPS

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB-: Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/ or interest payments.

DP: Preferred stock with dividend arrearages.

PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR Indicates that Duff & Phelps does not rate the specific issue.

             DESCRIPTION OF RATINGS OF STATE AND MUNICIPAL NOTES

                                   MOODY'S


Moody's ratings for state and municipal short-term obligations will be designated MOODY'S INVESTMENT GRADE ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG-1/VMIG-1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


                                     S&P

A S&P note rating reflects the liquidity concerns and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.


o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 -- Speculative capacity to pay principal and interest.


                                    FITCH


Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


                                DUFF & PHELPS

D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operation factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5: Issuer failed to meet scheduled principal and/or interest payments.

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

                                   MOODY'S


Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year. Moody's two highest commercial paper rating categories are as follows:

"Prime-1" -- Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term senior debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    o Leading market positions in well established industries.

    o High rates of return on funds employed.

    o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    o Well established access to a range of financial markets and assured sources of alternate liquidity.

"Prime-2" -- Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term senior debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


                                     S&P

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. S&P's two highest commercial paper rating categories are as follows:


A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."


                       DESCRIPTION OF OTHER INVESTMENTS
U.S. GOVERNMENT OBLIGATIONS -- are issued by the Treasury or agencies, authorities or instrumentalities of the U.S. Government and include bills, certificates of indebtedness, notes and bonds. Agencies, authorities and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Government National Mortgage Association ("GNMA"), the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks ("FHLB"), Federal Intermediate Credit Banks, Federal Land Banks, Student Loan Marketing Association ("SLMA") and the Federal National Mortgage Association ("FNMA").

Some of the foregoing obligations, such as Treasury bills and GNMA pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of FHLB, by the right of the issuer to borrow from the U.S. Treasury; still others, such as bonds issued by the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to instrumentalities sponsored by the U.S. Government as it is not obligated by law, in certain instances, to do so.

CERTIFICATES OF DEPOSIT -- are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

BANKERS' ACCEPTANCES -- are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

COMMERCIAL PAPER -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

                                  APPENDIX D

                         PORTFOLIO COMPOSITION CHARTS


The table below shows the percentages of the assets of each Fund listed below, at March 31, 1998, invested in bonds assigned to the various rating categories by Moody's, S&P, Fitch and Duff & Phelps and in unrated bonds determined by MFS to be of comparable quality. The highest of the four rating services is used with respect to each rating.

FLORIDA FUND:
                                       UNRATED SECURITIES
      RATING           RATED BONDS    OF COMPARABLE QUALITY       TOTAL
      ------           -----------    ---------------------       -----
      AAA/Aaa             50.61%               0.00%              50.61%
       AA/Aa              21.92                0.00               21.92
        A/A                2.92                0.00                2.92
      BBB/Baa             14.66                0.53               15.19
       BB/Ba               1.74                0.78                2.52
        B/B                2.95                0.47                3.42
      CCC/Caa              0.00                0.00                0.00
       CC/Ca               0.00                0.00                0.00
        C/C                0.00                0.00                0.00
         D                 0.00                0.00                0.00
                         ------              ------              ------
      Total:              94.80%               1.78%              96.58%

GEORGIA FUND:
                                       UNRATED SECURITIES
      RATING           RATED BONDS    OF COMPARABLE QUALITY       TOTAL
      ------           -----------    ---------------------       -----
      AAA/Aaa             39.17%               3.69%              42.86%
       AA/Aa              18.71                0.00               18.71
        A/A               10.64                1.45               12.09
      BBB/Baa             11.13                0.59               11.72
       BB/Ba               1.56                2.17                3.73
        B/B                2.74                4.80                7.54
      CCC/Caa              0.00                0.00                0.00
       CC/Ca               0.00                0.00                0.00
        C/C                0.00                0.00                0.00
         D                 0.00                0.00                0.00
                         ------              ------              ------
      Total:              83.95%              12.70%              96.65%

MARYLAND FUND:
                                       UNRATED SECURITIES
      RATING           RATED BONDS    OF COMPARABLE QUALITY       TOTAL
      ------           -----------    ---------------------       -----
      AAA/Aaa             44.94%               0.00%              44.94%
       AA/Aa              18.55                0.00               18.55
        A/A               10.60                0.00               10.60
      BBB/Baa              8.39                2.89               11.28
       BB/Ba               0.00                3.92                3.92
        B/B                0.00                1.00                1.00
      CCC/Caa              0.00                0.00                0.00
       CC/Ca               0.00                0.00                0.00
        C/C                0.00                0.00                0.00
         D                 0.00                0.00                0.00
                         ------              ------              ------
      Total:              82.48%               7.81%              90.29%

MASSACHUSETTS FUND:
                                       UNRATED SECURITIES
      RATING           RATED BONDS    OF COMPARABLE QUALITY       TOTAL
      ------           -----------    ---------------------       -----
      AAA/Aaa             34.30%               3.70%              38.00%
       AA/Aa              13.21                0.00               13.21
        A/A               25.91                1.12               27.03
      BBB/Baa              7.52                0.44                7.96
       BB/Ba               1.27                2.09                3.36
        B/B                0.00                4.76                4.76
      CCC/Caa              0.00                0.00                0.00
       CC/Ca               0.00                0.00                0.00
        C/C                0.00                0.00                0.00
         D                 0.00                0.00                0.00
                         ------              ------              ------
      Total:              82.21%              12.11%              94.32%

NEW YORK FUND:
                                       UNRATED SECURITIES
      RATING           RATED BONDS    OF COMPARABLE QUALITY       TOTAL
      ------           -----------    ---------------------       -----
      AAA/Aaa             40.49%               0.00%              40.49%
       AA/Aa              16.81                0.00               16.81
        A/A               14.17                0.71               14.88
      BBB/Baa             13.81                3.90               17.71
       BB/Ba               2.06                4.25                6.31
        B/B                0.00                0.00                0.00
      CCC/Caa              0.00                0.00                0.00
       CC/Ca               0.00                0.00                0.00
        C/C                0.00                0.00                0.00
         D                 0.00                0.00                0.00
                         ------              ------              ------
      Total:              87.34%               8.86%              96.20%

PENNSYLVANIA FUND:
                                       UNRATED SECURITIES
      RATING           RATED BONDS    OF COMPARABLE QUALITY       TOTAL
      ------           -----------    ---------------------       -----
      AAA/Aaa             47.22%               0.00%              47.22%
       AA/Aa              18.75                0.00               18.75
        A/A               20.56                0.00               20.56
      BBB/Baa              6.61                0.00                6.61
       BB/Ba               0.00                4.94                4.94
        B/B                0.00                0.00                0.00
      CCC/Caa              0.00                0.00                0.00
       CC/Ca               0.00                0.00                0.00
        C/C                0.00                0.00                0.00
         D                 0.00                0.00                0.00
                         ------              ------              ------
      Total:              93.14%               4.94%              98.08%

These charts do not necessarily indicate what the composition of a Fund's portfolio will be in subsequent years. Rather, a Fund's investment objective, policies and restrictions indicate the extent to which the Fund may purchase securities in the various categories.

                                  APPENDIX E

                 ADDITIONAL INFORMATION CONCERNING THE FUNDS

The following discussion regarding certain economic, financial and legal matters pertaining to the relevant States and their governments is drawn primarily from official statements relating to securities offerings of those States and other publicly available documents, dated as of various dates prior to the date of this Prospectus, and do not purport to be complete descriptions. Discussions regarding the financial condition of a particular State government may not be relevant to Municipal Obligations issued by political subdivisions of that State. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these States. None of the information is relevant to any tax-exempt securities issued by territories and possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities.


ALABAMA FUND
Alabama's economy has experienced a major trend toward industrialization over the last two decades. In 1997, manufacturing accounted for 22.82% of Alabama's Real Gross State Product (the total value of goods and services produced in Alabama). During the 1960's and 1970's, the State's industrial base became more diversified and balanced, moving away from primary textiles (including apparel), chemicals, rubber and plastics. Since the early 1980's, modernization of existing facilities and an increase in direct foreign investments in the State has made the manufacturing sector more competitive in domestic and international markets.


Among the leading manufacturing industries have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall and a high pulpwood growth rate. In recent years Alabama has ranked as the fifth largest producer of timber in the nation. Alabama has fresh water availability of 20 times present usage. The State's growing chemical industry has been the natural complement of production of wood pulp and paper.

Mining, oil and gas production, textiles and apparel, rubber and plastics, printing and publishing, steel, machinery and service industries are also important to Alabama's economy. Coal mining is by far the most important mining activity.

In recent years, the importance of service industries to the State's economy has increased significantly. The major service industries in the State are the general healthcare industries, most notably represented by the University of Alabama medical complex in Birmingham, and the high technology research and development industries concentrated in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years.


The economy in the State of Alabama recovered quickly from the recession of the early 1980's. The Alabama Development Office (ADO) reported as of December 31, 1996, that for the eleventh consecutive year more than $2 billion in capital investment was announced in Alabama for new and expanded industries. The State had new and expanding capital investments of more than $2.6 billion in 1996, $3.8 billion in 1995, and $2.6 billion in 1994. These expenditures included 17,750 announced jobs created by 622 companies for 1996 and 21,290 announced jobs by 913 companies in 1995. Preliminary figures indicate there will be approximately $2.8 billion in announced investment and creation of approximately 21,000 jobs by approximately 600 companies in 1997. This would make the past three years the best in the State's history in terms of total announced capital investment by manufacturing firms. Some of the largest investments in the 1990's include Champion International ($550 million); Mercedes Benz ($520 million); Trico Steel Co. LLC ($450 million); The Boeing Company ($450 million); Boise Cascade Corp. ($400 million); Amoco Chemicals ($350 million); EXXON Company, USA ($300 million); Mead Containerboard ($224 million); Acustar Inc. ($200 million); United States Steel Corp. ($200 million); Courtaulds Fibers, Inc. ($170 million); Worthington Industries ($150 million); and USS Fairfield Works ($150 million).


Estimated per capita personal income in the State grew 157.9% from 1970 to 1980 and 95.0% from 1980 to 1990 as compared with growth nationwide of 141.3% and 88.4%, respectively. During 1990-94 the per capita personal income in Alabama improved by 25.92% while nationally the improvement was only 15.42%.


Real Gross State Product (RGSP) is a comprehensive measure of economic performance for the State of Alabama. Alabama's RGSP is defined as the total value of all final goods and services produced in the State in constant dollar terms. Hence, the changes in RGSP reflect changes in final output. From 1993-1997, RGSP originating in manufacturing increased by 5.2% per year and RGSP originating in all the non-manufacturing sectors grew by 4.0% per year.


There was a significant decrease in unemployment in the period 1985-1989 due to the economic recovery from the recession of the early 1980's. Since 1989, unemployment rates have come down more gradually due to the general nationwide reduction in activity and employment in the industrial sector.


SIGNIFICANT LITIGATION
South Central Bell Telephone Co. v. State. Circuit Court of Montgomery County, Alabama, CV-89-2600-G (Judge William R. Gordon). This case has been consolidated with other cases involving BellSouth corporations and CSX corporations. The plaintiffs are asking the Court to declare that the Department's application of Code of Alabama 1975, (S)40-14-40, which levies a franchise tax on domestic corporations, based on the par value of the shares of capital stock, while the franchise tax on the foreign corporations is levied pursuant to Code of Alabama 1975, (S)40-14-41, based on the capital employed in the State of Alabama, violates the Commerce Clause of the U.S. Constitution.

The plaintiffs contend that because "capital employed" includes surplus and undivided profits, long-term debts, related party debts, and accelerated depreciation, while the par value of stock does not include these items, the franchise tax is unconstitutional. The taxpayers are attempting to overturn White v. Reynolds Metals Company, 558 So. 2d 373 (Ala. 1989), which upheld the franchise tax on foreign corporations, by challenging the Department's use of par value as the basis for the capital stock of the domestic corporations. The potential refund exceeds $300 million.

The State's Motion for Summary Judgment was argued on June 3, 1994, and was under submission to the circuit court at the time of trial, which was held on December 14, 1994. On December 3, 1996, the trial court ruled that the plaintiffs' claims are barred under the doctrine of res judicata. The plaintiffs filed a notice of appeal to the Court of Civil Appeals and a motion to transfer the appeal to the Supreme Court. The case was transferred to the Supreme Court, where the ruling of the trial court was affirmed on March 20, 1998.

Gladwin Corp. v. Lyons, Circuit Court of Montgomery County, CV-96-1065-TH. This is a class action challenging the constitutionality of the franchise tax on the same grounds as South Central Bell. The trial court (Judge Thomas) granted the State's motion to stay the action pending a decision in South Central Bell, and placed it on the administrative docket. The case has since been assigned to Judge Greenhaw, who granted the plaintiff's motion to conditionally certify the case as a class action; allowed discovery to proceed; and ordered that all foreign franchise taxes collected be placed in escrow.

Hispan Corp. v. H.E. Monroe, etc., Circuit Court of Montgomery County, CV-97-5445-PR. This is a class action challenging the constitutionality of the franchise tax on the same grounds as South Central Bell. The complaint was served on March 28, 1997. By order dated May 6, 1997, Judge Price granted the Department's motion to stay the action pending a ruling from the Supreme Court in South Central Bell.

Melof v. Hunt, et al., Circuit Court of Montgomery County, CV-89-707 (Judge Reese). This is a class action based on Davis v. Michigan, 109 S.Ct. 1500
(1989), in which the U.S. Supreme Court held that states may not tax income received from the federal government at a higher rate than they tax income received from the state without violating the Intergovernmental Tax Immunity Doctrine. The Davis decision did not involve the income taxation of private pension income.

The remaining subclasses in the Melof action (recipients of private non-governmental retirement benefits and certain local governmental retirement benefits) rely on the Davis decision and the Equal Protection Clause to argue that Alabama's income tax scheme improperly imposes tax on private and local governmental pensions while exempting governmental retirement benefits. By amendment to their complaint, they also rely on Ala. Const. 1901, Amendment No. 25, which states:

            In the event the legislature levies an income tax, such tax must be levied upon the salaries, income, fees, or other compensation of state, county and municipal officers and employees, on the same basis as such income taxes are levied on other persons
            . . . .

The Department maintains that neither the Intergovernmental Tax Immunity Doctrine nor the Equal Protection Clause forbid the income taxation of private non-governmental retirement benefits while exempting state and federal government retirement benefits. The U.S. Supreme Court has declined to review an Oklahoma case that upheld Oklahoma's exemption of state and federal retirement benefits. The Oklahoma court ruled that the exemption did not impermissibly discriminate against recipients of private non-governmental retirement benefits, which were not exempt from Oklahoma tax. Sullivan, cert. denied U.S. Supreme Ct. April 19, 1993.

Both the plaintiffs and the State filed motions for summary judgment. The State's motion was granted on September 8, 1997, when the court issued an order upholding the tax. The potential refund in this class action is probably in excess of $300 million.

Valhalla Cemetery Company, Inc., et al., v. G. Sage Lyons, Civil Action No. CV-97-940-GR, Circuit Court of Montgomery County. On May 8, 1997, the plaintiff filed a class action to obtain consumer use tax refunds with interest, and to permanently enjoin assessment and collection of this tax against the plaintiff and other similarly situated entities. Plaintiff's main allegation is that the use tax does not apply to sales in Alabama. Rather, the sales tax applies to sales made in Alabama by all merchants except merchants who do not have sufficient contacts with Alabama to justify imposition of the sales tax. Therefore, plaintiff and class members contend that they are entitled to declaratory relief that Ala. Code (S)40-23-61 is void and illegal; a permanent injunction against the continuing collection of use tax; and refunds of the use taxes collected pursuant to (S)40-23-61, together with interest thereon.

The potential revenue impact, if plaintiff prevails, is millions of dollars in lost revenues. Approximately $350 million in use taxes have been collected over the past three years. However, Act No. 97-301, signed into law by Governor Fob James on May 7, 1997, amended the use tax exemption, codified in Ala. Code (S)40-23-62, to clarify that sales by out-of-state vendors are exempted from use tax only if the sales taxes are actually paid to a licensed sales tax account holder. In addition, in the case of Yelverton's Inc. v. Jefferson County, Alabama, issued May 9, 1997, the Alabama Court of Civil Appeals specifically held that "the taxable event in the imposition of the use tax is not the sale of the good, but is the storage, use, or consumption of that good within the taxing jurisdiction." The case was conditionally certified on May 30, 1997. The State's motion for summary judgment has not been set for hearing.

Two other class actions involving issues identical to those in this case have been filed in Montgomery County Circuit Court, styled Sessions Corp. v. Monroe (Judge Price), stayed pending Valhalla; and A.G. Industries v. Monroe (Judge Reese), set for hearing on July 8, 1997, on class certification.

A case regarding employment discrimination litigation against the State of Alabama, Eugene Crum, Jr., et al., v. State of Alabama, et al., CV-97-T-356-N, is a class action suit pending in the United States District Court for the Middle District of Alabama. In this case approximately twenty state departments are charged with racial discrimination in all aspects of their employment practices. This case is in the discovery stage and no estimate can be made at this time concerning any financial liability the State of Alabama may ultimately incur.

In a case styled Alabama Coalition for Equity, Inc., et al, v. Folsom, et al., CV-90-883-M, filed on May 3, 1990, in the Circuit Court of Montgomery County, the plaintiffs have alleged that the State of Alabama's public school funding structure is unconstitutional under the United States Constitution and the Alabama State Constitution. The plaintiffs sought, inter alia, an injunction prohibiting the State of Alabama from implementing or maintaining any public school funding system perpetuating the current funding structure; a ruling requiring the State of Alabama to maintain a constitutional public school funding structure; and the payment of the plaintiffs' attorneys' fees.

On August 13, 1991, the court granted partial summary judgment to the plaintiffs on the constitutionality of Amendment 111, Section 256 of the Alabama Constitution. The Court ruled that this provision violated the Equal Protection Clause of the Fourteenth Amendment to the United States Constitution. On December 1,1993, the Court made final its Remedy Order which found the entire educational system of the State of Alabama to be unconstitutional. The Court held that all school children have a right to attend school in a liberal system of public schools required to be provided by the State. The Alabama Supreme Court affirmed the trial court's ruling that the system was unconstitutional and affirmed the trial court's Remedy Order. The trial court is continuing to hear arguments from all parties as to its Remedy Order. The State may be required to expend substantial amounts on implementation of and compliance with the Remedy Order, including attorneys' fees. A Motion for rehearing on the Remedy Order is pending and the attorney fee issue is on appeal.

ARKANSAS FUND
During the past two decades, Arkansas' economic base has shifted from agriculture to light manufacturing. The State is now moving toward a heavier manufacturing base involving more sophisticated processes and products such as electrical machinery, transportation equipment, fabricated metals and electronics. Arkansas now has a higher percentage of jobs involved in manufacturing than the national average. The diversification of economic interests has lessened the State's cyclical sensitivity to the impact of any single sector.

Arkansas' diversified economic base is also reflected in the distribution of the State's employment among the manufacturing, trade, service and governmental sectors. During the past decade, there have been gains in the services and wholesale and retail trade sectors. Currently, the civilian unemployment rate in Arkansas is slightly above the national average.


Manufacturing continues to be a leading component of Arkansas' economy. Manufacturing contributes over 17% of the total wage and salary component of personal income. There is an almost equal division between durable and nondurable goods. Non-manufacturing and non-agricultural goods provide a balanced proportion of the overall economy and tend to insulate the State's economy from any adverse economic conditions which affect manufacturing.


Agriculture is a significant and historical component of Arkansas' economy. Over 40% of the land in Arkansas is devoted to agriculture. Arkansas ranks first in the nation in rice production, first in commercial broilers, third in turkey production and fifth in cotton.


Arkansas ranks first in the nation in the production of bromine. The State has significant natural gas and oil production in its west, central and southern regions.


CALIFORNIA FUND
The following information is a general summary intended to provide a recent historical description, and is not a discussion of specific factors that may affect any particular issuer of California municipal securities. This information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of the State of California. The creditworthiness of obligations issued by a local California issuer may be unrelated to the creditworthiness of obligations issued by the State of California.

Because the California Fund expects to concentrate its investments in California municipal securities, it will be susceptible to a number of complex factors affecting the issuers of such securities, including national and local political, economic, social, environmental and regulatory policies and conditions. The California Fund cannot predict whether or to what extent such factors or other factors may affect issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities.

During the first half of the 1990s, California suffered the most severe recession in the State since the 1930's. The financial difficulties experienced by California and municipal issuers during the recession resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. Although California has experienced a steady economic recovery since 1994 and California's credit rating has climbed from the lows experienced during the recession, as of the date of this Prospectus, rating agencies, underwriters and investors appear to have lingering concerns about California's creditworthiness. Major rating agencies continue to cite, among other things, concerns about California's lack of contingency planning (such as adequate reserves), missed budget deadlines and on-going structural budget impediments.

The recession severely affected California revenues while California's health and welfare costs were increasing. As a result, from the late 1980's until fiscal 1993-94, California had a period of budget imbalance and reported multibillion dollar year-end deficits. Although a substantial general fund deficit was carried over into fiscal 1995-96 under a two-year budget plan for fiscal 1994-95 and fiscal 1995-96, the previously stated deficit was substantially reduced by the end of fiscal 1995-96. (The previously stated deficit treated revenues mandated for schools as off-budget loans; pursuant to a settlement of the issue, such amounts are now included as liabilities). At the date of this Prospectus, revised budget projections indicate that California may have ended fiscal 1997-98 with a significant surplus. A substantial portion of such surplus appears to be the result of one-time revenues from higher-than-expected tax receipts paid on capital gains. State officials have yet to determine to what extent any such surplus will be used to support tax cuts and increased expenditures.

California's ability to raise revenues and reduce expenditures to the extent necessary to balance the budget for any year depends upon numerous factors, including economic conditions in the State and the nation, the accuracy of the State's revenue predictions, as well as the impact of budgetary restrictions imposed by voter-passed initiatives.

During the recession of the early 1990's, California faced severe economic and fiscal conditions and experienced recurring budget deficits that caused it to deplete its available cash resources and to become increasingly dependent upon external borrowings to meet its cash needs. For nearly a decade and a half, California has issued revenue anticipation notes (which must be issued and repaid during the same fiscal year) to fund its operating budget during the fiscal year. Beginning in 1992, California expanded its external borrowing to include revenue anticipation warrants (which can be issued and redeemed in different fiscal years). California was severely criticized by the major credit rating agencies for California's reliance upon such external borrowings during the recession. (California was also criticized for its issuance of registered warrants, promissory notes with no specific maturity, to suppliers and other State payees during a two-month delay that took place in enacting California's budget for fiscal 1992-1993.) In 1996, California fully repaid $4 billion of revenue anticipation warrants issued in 1994. California did not need to use such "cross-year" borrowing during the 1996-97 fiscal year or the 1997-98 fiscal year. It is not presently possible, however, to determine the extent to which California will issue additional revenue anticipation warrants, short-term interest-bearing notes or other instruments in future fiscal years.


The ability of the State of California and its political sub-divisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations.

Certain of the securities in the California Fund's portfolio may be obligations of issuers which rely, in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. Article XIIIA of the California Constitution, adopted in 1978, limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes.

Article XIIIB of the California Constitution, originally adopted in 1979, significantly limits spending by state and local governments. To the extent that "proceeds of taxes" of California or a local government exceed its
Article XIIIB appropriations limit, such excess revenues must be rebated. In 1988 and 1990, Article XIIIB was modified substantially by Propositions 98 and 111, respectively. These initiatives changed the State's Article XIIIB appropriations limit to require California to set aside a prudent reserve fund for public education, and guarantee a minimum level of State funding for public elementary and secondary schools and community colleges. Such guaranteed spending is often cited as one of the long-term structural elements responsible for California's recurring budget problems.

The effect of Article XIIIA, Article XIIIB, other constitutional and statutory changes and budget developments on the ability of California issuers to pay interest and principal on their obligations is uncertain and may depend, in part, on whether a particular security is a general obligation or limited obligation bond. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.


In December 1994, Orange County, California filed for protection from creditors under federal bankruptcy law. In June 1995, Orange County negotiated a rollover of its short-term debt originally due at such time. The major rating agencies considered the rollover a default. In June 1996, the investors in such overdue notes were paid and the Orange County bankruptcy ended. The California Fund did not hold such Orange County obligations. However, the Orange County bankruptcy and such default had a serious effect upon the market for California municipal obligations.

Numerous factors may adversely affect the State and municipal economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, have caused substantial damage to parts of California and could create a major dislocation of the California economy.


FLORIDA FUND
The information contained in this statement is being given to investors in view of the Florida Fund's policy of concentrating its investments in Florida issuers. The information should provide investors with a brief summary, as opposed to a complete description, of the information discussed herein. It has been derived from sources that are generally available to investors and is believed to be accurate. The information has not been independently verified by the Trust or the Fund.

Florida's financial operations are considerably different than most other states as Florida does not impose an individual income tax. Specifically, Florida's constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an individual income tax exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner.

Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds (the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget Stabilization
Fund). The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund.

The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year (July 1 - June 30). Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years (revenues collected in excess of the limitation are generally deposited into the Budget Stabilization Fund).


For fiscal year 1997-98, the estimated General Revenue and Working Capital is reported to be $17.78 billion. The Florida Consumers Estimating Conference projects the year end balance of the combined General Revenue Fund and Working Capital Fund to be $669.9 million. Including the $686 million balance currently in the Budget Stabilization Fund, total reserves are projected to stand at $1.35 billion, a 3.4 percent increase over fiscal year 1997-98. The fiscal year 1998-99 budget incorporates a 4.4 percent increase in revenues over fiscal year 1997-98. The Florida and United States unemployment rates for 1997-98 were estimated at 4.7%. The estimated Florida and United States unemployment rates for 1998-99 are reported to be 5.0% and 5.1%, respectively.


In 1993, the State constitution was amended to limit the annual growth in the assessed valuation of residential property. This amendment may, over time, constrain the growth in property taxes, a major revenue source for local governments. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds.


General obligations of Florida have been rated AA2, AA+ and AA by Moody's, S&P and Fitch, respectively. S&P presently regards the outlook for the State as stable.

In recent years, Florida has emerged as one of the world's fastest growing markets, experiencing substantial growth as a principal trust of the Southeastern United States. With gross state product of $368.9 billion, if Florida were a sovereign nation, it would rank as the world's 16th largest market economy. Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. The management of rapid growth has been the major challenge facing state and local governments. While attracting many senior citizens, Florida also offers a favorable business environment and growing employment opportunities that have continued to generate working-age population immigration. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the State's budget balancing efforts.


Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of state funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.


Taking advantage of a number of favorable factors - a strong national economy, a waning fear of crime among visitors and improved local marketing - the state has increased the number of tourists. For fiscal year 1996-97, the number of tourists visiting Florida increased to 44.3 million, a 7.2 percent increase over fiscal year 1995-96. For fiscal year 97-98 expected tourist arrivals are projected at 48.5 million, a 9.4 percent increase over 1996-97. For fiscal year 1998-99, expected tourist arrivals are projected at 49.7 million, a 2.6 increase over 1997-98.

There has been a decline in Florida's dependency on highly cyclical construction and construction-related manufacturing sectors. For example, the total contract construction employment as a share of total non-farm employment reached a peak of over 10% in 1973. In 1980, the share was roughly 7.5%, and in 1995, the share had edged downward to nearly 5%. In fiscal year 1996-97, the share remained at approximately 5%. This trend is expected to continue as Florida's economy continues to diversify.


The ability of the State and its local units of government to satisfy its debt obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the debt obligations is located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. North and Central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been dependent on the tourism and construction industries and is, therefore, sensitive to trends in those sectors.


GEORGIA FUND
Since 1973, the State's long-term debt obligations have been issued in the form of general obligation debt or guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. Prior to 1973, all of the State's long-term debt obligations were issued by ten separate State authorities and secured by lease rental agreements between such authorities and various State departments and agencies ("Authority Lease Obligations"). The Georgia Constitution since 1973 has prohibited further Authority Lease Obligations. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then-current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then-current year of any subsequent fiscal year of the State for all remaining Authority Lease Obligations, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. As of June 1998, the total indebtedness of the State of Georgia consisting of general obligation debt, guaranteed revenue debt and remaining Authority Lease Obligations totalled $5,017,710,000 and the highest aggregate annual payment for such debt equalled 5.49% of fiscal year 1997 State treasury receipts.


The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority permitting it.

Virtually all of debt obligations of the State of Georgia and its counties, municipalities and other political subdivisions and public authorities are required by law to be validated and confirmed in a judicial proceeding prior to issuance.


The State operates on a fiscal year beginning July 1 and ending June 30. Treasury receipts for the fiscal year 1997 showed an increase of 6.62% over collections for the similar period in the previous fiscal year. A part of the decline in growth is attributable to gradual elimination of sales tax on food.

Based on data of the Georgia Department of Revenue for fiscal year 1997, income tax receipts and sales tax receipts of the State for fiscal year 1997 comprised approximately 46% and 36.4%, respectively, of the total State tax revenues.

The unemployment rate of the civilian labor force in the State as of March 1998 was 4% according to data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area, comprised of Georgia and its five bordering states and which accounts for approximately 46% of the State's population, has for some time enjoyed a lower rate of unemployment than the State considered as a whole. In descending order, services, wholesale and retail trade, manufacturing, government and transportation comprise the largest sources of employment within the State.

Moody's, S&P's and Fitch have given outstanding State of Georgia debt ratings of "Aaa", "AAA" and "AAA", respectively. A 1996 report by Fitch said that Georgia's two-decade adherence to the sole use of general obligation or guaranteed bonds has led to a sound debt structure and is just one part of the State's bright economic outlook. The report stated that Georgia also had conservative financial operations with reserves maintained at 3% as well as an undesignated surplus which reached almost $174,000,000 in fiscal year 1996 out of a balanced budget of $10.7 billion.

The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. Certain of such lawsuits which could have a significant impact on the State's financial position are summarized below.

Abbott Laboratories v. Georgia Department of Administrative Services, et al. The plaintiff is seeking unspecified damages against the Department of Administrative Services ("DOAS") and the Department of Human Resources under breach of contract and promissory estoppel theories. The case arises out of DOAS' issuance of a notice of award to Abbott Laboratories, Ross Products Division in connection with WIC Infant Formula Rebate Program. The Director of State Purchasing subsequently ordered cancellation of the notice of award and rebid because of conflicting information that created a contradiction in the bidding specifications. The damages sought are unspecified and speculative. Discovery is ongoing in this matter. The State intends of file a motion for summary judgment at the close of discovery.

Age International, Inc. v. State (two cases). Two suits for refund have been filed in state court against the State of Georgia by out-of-state producers of alcoholic beverages. The first suit for refund seeks $96 million in refunds of alcohol taxes, plus interest, imposed under Georgia's post-Bacchus (468 U.S.
263) statute, O.C.G.A. (S) 3-4-60, as amended in 1985. These claims constitute 99% of all such taxes paid during the 3 years preceding these claims. In addition, the claimants have filed a second suit for refund for an additional $23 million, plus interest, for later time periods. These two cases encompass all known or anticipated claims for refund of such type within the apparently applicable statute of limitations for the years in question, i.e., 1989 through January, 1993. The trail court has granted the State's motions for summary judgment, and the claimants have requested that the trial court extend the time for filing a notice of appeal from such decisions.

Cobb County, et al. v. Georgia et al. In related cases, each County and certain of its officials has sued the State of Georgia, the Department of Revenue, Zell Miller (in his official capacity as Governor), T. Jerry Jackson (in his personal capacity and in his official capacity as Revenue Commissioner), Claude L. Vickers (in his official capacity as State Auditor), and the Department of Audits (collectively "the State") in connection with the State's collection and distribution of special local option sales taxes to the counties. In Cobb, the County sought an accounting, a writ of mandamus, injunctive relief and additional based upon theories of unjust enrichment and bailment. Cobb's claims related to the State's administraiton of state and local option sales taxes from April 1, 1995 to the present. Cobb sought $19 million in relief. In Dekalb, the County asserts similar grounds for relief with the addition of a claim for declaratory relief. DeKalb's claims relate to the State's administration of state and local option sales taxes from July 1, 1997 to the present. DeKalb seeks unspecified monetary relief but estimates a shortfall in distributions from the State of $15 million. The State filed motions to dismiss in both cases and additionally, in Cobb, filed a counterclaim against the County for $10.4 million. The trial court has granted the State's motions to dismiss in both actions. DeKalb County has appealed this ruling, claiming that certain of its claims were meritorious and seeking to litigate those claims. The State believes that the period for Cobb County to appeal has lapsed, although a motion by Cobb County remains pending in the trial court. The State intends to contest all claims against it vigorously. The State believes that the substance of Plaintiff's claims in both cases is unsubstantiated.

George Jackson, et al. v. Georgia Lottery Corporation. Plaintiffs sought a court order declaring that two games sponsored by the Georgia Lottery Corporation, "Quick Cash" and "Cash Three," are unconstitutional and enjoining the lottery from further offering of these games. Plaintiffs also sought the return of all monies played on these games during a specified period, approximately $1,703,462,781. On an interlocutory appeal, the Georgia Court of Appeals ruled that the Lottery Corporation does not have sovereign immunity but ruled for the Corporation on the merits. The Plaintiffs petitioned for a writ of certiorari to the Supreme Court of Georgia, and the Supreme Court denied the petition. The remittitur of the Court of Appeals has been returned to the trial court.

W.J. Luke, an individual, v. Georgia Department of Natural Resources, et al. This civil action was filed in October, 1997, on behalf of W.J. Luke and all other contributors to the Georgia Underground Storage Tank Trust Fund, established under the Georgia Underground Storage Tank Act, O.C.G.A.
(S)12-13-1, et seq., for refund of all monies collected under that Act, interest, and attorney's fees. From the time of its inception in 1988 to the present, the Fund has collected approximately $82 million. The State believes that it has substantial defenses to assert and intends to defend the case vigorously. The State was granted a motion to dismiss the action, on the grounds that no justiciable controversy exists, and the Plaintiff has filed an appeal with the Georgia Supreme Court. The State has filed a motion to transfer the case to the Georgia Court of Appeals.

Pursuant to a review of the Georgia Department of Revenue's revenue collection information systems by the State Auditor, it was determined that from April, 1995 to May, 1996 the Department did not maintain an adequate accounting system to determine the accuracy of the amounts of Local Option Sales Tax, Special Purpose Local Option Sales Tax and MARTA Sales Tax collected by the Department on behalf of local governments and the disbursements of those taxes to local governments imposing the sales-based taxes. The Department of Revenue during this period estimated collections and disbursements to local governments by reviewing the payment pattern to the local governments for the previous twenty-four month period and followed that pattern, adjusting for known growth in sales tax collections. The Department is working to correct this situation and has ceased using estimates for making payments to the local governments. Additionally, during this same period, a review of the Department of Revenue's computer processing systems revealed significant internal control weaknesses. Procedures are being studied to correct these problems.

As a result of the findings by the State Auditor, a task force appointed by the Governor in September 1996 engaged KPMG Peat Marwick to make recommendations to modernize the Department of Revenue's revenue collection system. Peat Marwick has completed its study and the implementation of its recommendations is underway. The Governor requested and the legislature approved expenditures of $15,000,000 in the Amended Fiscal Year 1997 budget and $6,000,000 was requested and approved in the Fiscal Year 1998 budget to begin the process of updating the Revenue Department's computer system.

Many factors affect and could have an adverse impact on the financial condition of the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund, including national, social, environmental, economic and political policies and conditions, many of which are not within the control of the State or such issuers. It is not possible to predict whether or to what extent those factors may affect the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund and the impact thereof on the ability of such issuers to meet payment obligations.

MARYLAND FUND
The State's total expenditures for the fiscal years ending June 30, 1995, 1996 and 1997 were $13.528 billion, $14.169 billion and $14.787 billion, respectively. As of February 6, 1998, it was estimated that total expenditures for fiscal year 1998 would be $15.743 billion. The State's General Fund had unreserved surpluses of $132.5 million, $13.1 million and $207.2 million in fiscal years 1995, 1996 and 1997, respectively. The State Constitution mandates a balanced budget.

In April 1997, the General Assembly approved the $15.438 billion 1998 fiscal year budget. The budget includes $3.1 billion in aid to local governments (reflecting a $206 million increase in funding over 1997 that provides for increases in education, health and police aid). The 1998 budget does not include any proposed expenditures dependent on additional revenue from new or broad-based taxes. The 1998 budget incorporates one-half year of the five-year phase-in of a 10% reduction in personal income taxes estimated to result in a reduction of revenues of $38.5 million in fiscal year 1998 (and $450 million when fully phased in).

When the 1998 budget was enacted, it was estimated that the general fund surplus on a budgetary basis at June 30, 1998, would be approximately $27.9 million. As of February 6, 1998, it is estimated that the general fund surplus on a budgetary basis at June 30, 1998, will be $283.0 million.

In January 1998, the Governor submitted his proposed 1999 fiscal year budget to the General Assembly. The budget includes $3.3 billion in aid to local governments (reflecting a $166.7 million increase over 1998 and $40.7 million in general fund deficiency appropriations for fiscal year 1997. As of February 6, 1998, it is estimated that the general fund surplus on a budgetary basis at June 30, 1999, will be $1.3 million and that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 1999, will be $696 million. The Revenue Stabilization Account of the State Reserve Fund was established by the General Assembly in its 1986 session for the purpose of retaining state revenues for future needs and to reduce the need for future tax increases.

The public indebtedness of Maryland is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

All of the foregoing information regarding the State's budget and public indebtedness was obtained from the Preliminary Official Statement with respect to State of Maryland General Obligation Bonds dated February 6, 1998.


MASSACHUSETTS FUND
Investments in Massachusetts Municipal Obligations may be affected by a variety of factors, including the general economic health of the state and local governments and the availability of federal funding.


While economic growth in the Commonwealth slowed considerably during the recession of 1990-1991, indicators such as retail sales, housing permits, construction, and employment levels suggest a strong and continued economic recovery. As of May 1998, the Commonwealth's unadjusted unemployment rate was 3.3%, as compared to a national average of 4.2%. The Commonwealth's per capita personal income is currently higher than the national average.

Accounted for on a statutory basis, ending fund balances in the budgeted operating funds for fiscal 1993 were $562.5 million. Fiscal 1994 and 1995 ended with positive fund balances of $589.3 million and $726.0 million, respectively.

In fiscal 1996, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 5.7% over the prior fiscal year to $17.328 billion. Expenditures increased by 3.9% over the prior fiscal year to $16.881 billion. As a result, the Commonwealth ended fiscal year 1996 with a positive closing fund balance of $1.172 billion. In fiscal 1997, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 4.9% over the prior fiscal year to $18.170 billion. Expenditures increased by 6.3% over the prior fiscal year to $17.949 billion. As a result, the Commonwealth ended fiscal year 1997 with a positive closing fund balance of $1.394 billion.

Budgeted revenues and other sources in fiscal 1998, which ended June 30, 1998, were estimated as of May 5, 1998, by the Executive Office for Administration and Finance to be approximately $18.909 billion, including tax revenues of $13.3 billion. It is estimated that fiscal 1998 budgeted expenditures will be $18.930 billion and that fiscal 1998 will end with fund balances of $1.215 billion.

On January 27, 1998, Acting Governor Cellucci filed his fiscal 1999 budget recommendations with the House of Representatives. The proposal calls for budgeted expenditures of approximately $19.06 billion, or total fiscal 1999 spending of $19.49 billion after adjusting for shifts to and from off-budget accounts. Budgeted revenues for fiscal 1999 are projected to be $18.961 billion, or $19.291 billion after adjusting for shifts to and from off-budget accounts. The Governor's proposal projects a fiscal 1999 ending balance in the budgeted funds of $906.3 million.

S&P and Moody's have rated general obligation bonds issued by the Commonwealth as AA- and Aa3, respectively. In response to budgetary matters or other economic indicators, the rating agencies may change their ratings from time to time.


In Massachusetts the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2," an initiative petition adopted by the voters of the Commonwealth in November 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. Proposition 2 1/2 required many cities and towns to reduce their property tax levies to a stated percentage of the full and fair cash value of their taxable real estate and personal property, and it limits the amount by which the total property taxes assessed by all cities and towns might increase from year to year.


The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in state-funded local aid, which increased significantly from the fiscal 1981 level of $1.632 billion. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth, but this did not require an increase in Massachusetts state taxes. Direct local aid increased to $3.246 billion in fiscal 1996. Fiscal 1997 expenditures for direct local aid were $3.558 billion, which is an increase of approximately 9.6% above the fiscal 1996 level. It is estimated that fiscal 1998 expenditures for direct local aid will be $3.912 billion, an increase of approximately 9.9% above the fiscal 1997 level.

Limitations on Commonwealth tax revenues have been established both by legislation enacted in 1986 and by public approval of an initiative petition in 1986. The two measures are inconsistent in several respects, including the methods of calculating the limits and the exclusions from the limits. The initiative petition, which took effect in 1986, contains no exclusion for debt service on Municipal Obligations of the Commonwealth. Because the provisions of the legislative enactment are essentially superseded by those of the initiative petition, Acting Governor Cellucci has proposed, as part of his fiscal 1999 budget recommendations, that the tax revenue limitations provisions of the legislative enactment be repealed. The House Committee on Ways and Means included such recommendation in its proposed fiscal 1999 budget released on April 27, 1998. Commonwealth tax revenues in fiscal years 1993 through 1997 were lower than the limit set by either the initiative petition or the legislative enactment. The Executive Office for Administration and Finance of the Commonwealth has estimated that Commonwealth tax revenues will not reach the limit imposed by either the initiative petition or the legislative enactment in fiscal year 1998.


Certain of the Commonwealth's cities, counties and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability of outstanding obligations issued by the Commonwealth or its public authorities or municipalities.


On December 13, 1996 Middlesex County, the Commonwealth's most populous county, defaulted on $4.5 million in unrated county hospital revenue anticipation notes. Following the default, the noteholders, together with certain other creditors of the County, initiated legal action to attach County assets valued at $20 million in satisfaction of various obligations of the County. On July 11, 1997, then Governor Weld signed legislation that immediately abolished the Middlesex County government. The legislation also eliminates Worcester and Hampden County governments on July 1, 1998 (or sooner, if such county defaults on a bond or a note) and sets the stage for the abolition of the entire county system by 1999. In general, all liabilities, debts, leases and contracts of an abolished county which are in force immediately before the transfer date would become obligations of the Commonwealth.

The aggregate unfunded actuarial liabilities of the pension systems of the Commonwealth and the unfunded liability for the Commonwealth related to local retirement systems are significant -- estimated to be approximately $6.720 billion as of January 1, 1996, on the basis of certain actuarial assumptions regarding, among other things, future investment earnings and annual inflation rates, wage increases and cost of living increases. No assurance can be given that these assumptions will be realized. The legislature adopted a comprehensive pension bill addressing the issue in January 1988, which requires the Commonwealth, beginning in fiscal 1989, to fund future pension liabilities currently and amortize the Commonwealth's unfunded liabilities over 40 years, in accordance with funding schedules proposed by the Secretary of Administration and Finance and approved by new legislation. The amounts required for funding of current pension liabilities in fiscal years 1998, 1999, 2000 and 2001, are estimated to be $1.046 billion, $1.059 billion, $1.073 billion and $1.088 billion, respectively. Pension funding legislation was revised in July 1997 as part of the fiscal 1998 budget, to include an accelerated pension funding schedule that would eliminate the Commonwealth's unfunded liability by 2018 rather than 2028.

MISSISSIPPI FUND
Mississippi's unemployment rate for 1995 was 6.1%. Preliminary figures for 1996 show unemployment at a 17 year low of 6.0%, and projections indicate a continued decline to 5.9% in 1998. The growth rate of State product for 1997 was 4.5%, with the same growth rate being projected for 1998. An increased growth rate of 5.0% is expected in 1999. Mississippi continued to fall slightly behind the growth in per capita income for the country. Per capita incomes increased an estimated 5.8% in 1997; in 1998, personal income is projected to grow slightly less than 5.0%.

The growing importance of telecommunications, the increase of international trade and the tremendous increase in gaming and tourism have significantly impacted the state's economic position. Total employment in Mississippi increased by 1.1% in 1995. In the U.S. as a whole, total employment grew at a rate of 1.5%. Manufacturing accounts for 22% of employment in Mississippi, although employment in the manufacturing sector declined approximately 4% in 1996. This trend is not expected to continue, however. In fact, unlike the remainder of the nation, manufacturing employment in Mississippi is expected to increase between 1998 and 2003. In Mississippi, about 56% of manufacturing employment is in durable goods, with the remainder in nondurable goods. Mississippi's employment growth is expected to continue in such sectors as services, finance, insurance, real estate and construction.

Although 1996 employment and income statistics show that the Mississippi economy slowed compared to 1995, the construction, agricultural and service sectors have been strong enough to maintain positive growth in employment and a rise in income levels close to the U.S. average. Although the State did not outperform national averages, the Mississippi economy has consistently outpaced the rest of the nation in recent years, with growth rates of income and employment well above the national average. U.S. News and World Report (11/8/93) ranked Mississippi number one in the nation, based on six indicators of economic health. The strength of Mississippi's economy is evident by the 9.8% rise in the corporate profits during 1992, a similar growth rate for 1993, and strong growth in 1994 due to further expansion of the gaming industry. U.S. News and World Report
(11/7/94) continued to rank Mississippi in the top ten states for economic growth with its number eight ranking.


In recent years, the State has successfully expanded its economy through technology-based research and education, and the Mississippi banking system has exhibited strength and stability over the past several years, a period characterized by a growing number of bank failures nationwide.


The gaming industry started up in Mississippi in August 1992, and as of November 1993, it had already become a $500 million industry, providing more than 12,000 jobs in direct employment and contributing over $60 million in State and local tax revenues annually. By December 1994, employment in the gaming industry stabilized at 28,000 jobs. During 1995 employment grew to 31,000 and monthly revenues increased to average $155 million, and in 1996, the annual growth rate for employment in the gaming industry exceeded 10%. Gross gaming revenues in 1997 exceeded the previous year's revenues by 6.8 percent. Three additional gaming facility projects were announced during 1997 which will require an initial aggregate investment of $1250 million.

While the number of workers involved directly in agriculture has declined, it remains a significant factor in the State's economy. Cotton was the number one producer of farm income in 1990, poultry and eggs were second while forestry was third. Research and promotion have provided the State with a number of new farming alternatives. The production of catfish, poultry, rice, blueberries and muscadines have grown dramatically in recent years. Timber continues to be Mississippi's largest natural resource, with the State leading the nation in the number of tree farms. Of Mississippi's total land area 56% (approximately 17 million acres) is classified as commercial forest.


All or part of 20 states and 136 metropolitan areas lie within 550 miles of Mississippi. Mississippi is in an excellent location to service this market area with four interstate highways, which provide access in every direction, 19 railroads, including four of the nation's largest carriers, and seven commercial airports. International and domestic waterborne commerce is served by Mississippi's nine major ports.

The population of the State is estimated to be 2,720,000. The population increased an estimated 2.1% from 1980-1990; however, population projections suggest a more dramatic growth in the 1990's. The projected increase is 7.3% for a total population of 2,800,000. Mississippi has a relatively young population, with 29% of its total population below 18 years of age.


Employment in the service industries rose more than 50% since 1990 and accounts for 23% of the state's employment, but employment in service industries slowed its growth sharply from the 1994 growth rate of 12.4%. The leading gainer in 1997 was the hotel and lodging segment which saw an increase in employment of 10.7% as compared to 1996. The other large employment sectors are government, wholesale and retail trade, construction and transportation and communications. Although its importance has declined over the last decade, agriculture continues to contribute significantly to the State's economy. With the diversification into livestock, soybeans, aquaculture, rice and other alternative crops, there is now less dependence on cotton as the major crop. The State's exports have been enjoying double-digit growth rates. In 1993-1995, Mississippi led the country in the growth rate of exports, with a 70.4% increase, and the state ranked 40th in value of exports. The state has also increased its involvement in the international marketplace. In 1996, $2.8 billion in goods were exported to Russia. Exports to China also increased significantly, substantial levels of exports to Canada and Mexico, historically Mississippi's leading export markets, continued.

Total personal income in Mississippi increased 5.1% in 1997 compared to a 5.8% increase in the U.S. over the same period. Projections for 1998 show the State personal income growth to be slightly lower at 5.0%, but followed by slightly higher increases in 1999. Manufacturing, services and government employment comprise the largest components of earned personal income in Mississippi. Mississippi continues to rank 50th among the 50 states in per capita total personal income. However, between 1970 and 1990, per capita total personal income in Mississippi increased at a compound annual rate of 8.8% while U.S. per capita total personal income increased at an 8.4% compound annual rate.


In the State of Mississippi, all State indebtedness must be authorized by legislation governing the specific programs or projects to be financed. Such debt may include short- and long-term indebtedness, self-supporting general obligation bonds, highway bonds and other types of indebtedness. The amount of bonded indebtedness that may be incurred by the State or any of its direct agencies is limited by the Mississippi Constitution to an amount equal to one and one-half times the sum of all revenue collected by the State during any one of the preceding four fiscal years, whichever year may be higher.


For the fiscal year ended June 30, 1995, State General Fund receipts were budgeted at approximately $2,624,245,900 and State General Fund Disbursements were budgeted at approximately $2,601,771,800, and State Special Fund Receipts and Disbursements were estimated to be approximately $4,853,475,900 and $4,385,847,900, respectively. With the growth in industry, employment and the gaming industry, the State General Fund receipts are increasing significantly. For the fiscal years ended June 30, 1996 and June 30, 1997, General Fund receipts had increased to approximately $2,701,640,500 and $2,862,297,700, respectively, and this trend is expected to continue.


NEW YORK FUND
The fiscal stability of New York State is related, in part, to the fiscal stability of its public localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. If any State agencies, authorities or localities were to default on any of their financial obligations, or were to require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing, as well as market price of the State's outstanding debt, could be materially adversely affected.

A variety of court actions have been brought against the State and certain agencies and municipalities relating to financings, amount of real estate tax, use of tax revenues and other matters, which could adversely affect the ability of the State or such agencies or municipalities to pay their obligations.

Both the State and New York City face potential economic problems which could seriously affect the ability of both the State and City to meet their respective financial obligations. The City depends on state aid both to enable the City to balance its budget and to meet its cash requirements. The City has had to face greater competition from other major cities and the State economy has grown more slowly than that of the nation as a whole, in part as a result of international and national trends beyond the State's or City's control. Moreover, the current high level of New York State and New York City taxes limits the ability of the State and the City to impose higher taxes in the event of future difficulties. The federal and State governments have proposed various programs to alleviate these trends but no immediate reversal can be expected. Further, various proposals relating to Federal tax and spending policies that are currently being discussed and debated could, if enacted, have a significant impact on the current and future financial condition of the State and its localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several years.

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. This transition reflects a national trend. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing sector.

Although industry and commerce are broadly spread across the State, particular activities are concentrated in certain areas. Westchester County is headquarters for several major corporations. Buffalo's economy relies on a diverse manufacturing base. Rochester leads the nation in the manufacture of photographic and optical equipment. Syracuse and the Utica-Rome area produce machinery and transportation equipment. The Albany-Troy-Schenectady area is a governmental and educational center and produces electrical products. Binghamton is the original site of the International Business Machines Corporation and continues to have a concentration of employment in computer and other high technology manufacturing.

New York City, which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of both the State's population and personal income. It is headquarters for the nation's securities business, and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of the three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.

The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.


The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.


The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.


NORTH CAROLINA FUND
General obligations of a city, town or county in North Carolina are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. Revenue bonds issued by North Carolina political subdivisions include (1) revenue bonds payable exclusively from revenue-producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of North Carolina. In addition, the North Carolina Fund is concentrated on obligations of North Carolina issuers and is subject to additional risk from decreased diversification as well as factors that may be particular to North Carolina or, in the case of revenue bonds payable excessively from private party revenues or from specific state non-tax revenue, factors that may be particular to the related activity or payment party.

Section 23-48 of the North Carolina General Statutes appears to permit any city, town, school district, county or other taxing district to avail itself of the provisions of Chapter 9 of the United States Bankruptcy Code, but only with the consent of the Local Government Commission of the State and of the holders of such percentage or percentages of the indebtedness of the issuer as may be required by the Bankruptcy Code (if any such consent is required). Thus, although limitations apply, in certain circumstances political subdivisions might be able to seek the protection of the Bankruptcy Code.

State Budget and Revenues. The North Carolina State Constitution requires that the total expenditures of the State for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. In November 1996, the voters of the State approved a constitutional amendment giving the Governor the power to veto certain legislative matters, including budgetary matters.

Since 1994, the State has had a budget surplus, in part as a result of new taxes and fees and spending reductions put into place in the early 1990s. In addition, the State, like the nation, has experienced economic recovery during the 1990s. The State budget is based upon estimated revenues and a multitude of existing and assumed State and non-State factors, including State and national economic conditions, international activity and federal government policies and legislation. The unreserved General Fund balance at June 30, 1997, the end of the 1996-97 fiscal year, was approximately $292.2 million and the reserved balance of the General Fund was approximately $880.8 million.

In 1995, the North Carolina General Assembly repealed, effective for taxable years beginning on or after January 1, 1995, the tax levied on various forms of intangible personal property. The legislature provided specific appropriations to counties and municipalities from state revenues to replace the revenues those political subdivisions previously received for the intangibles tax. In addition, in the 1996 session the legislature reduced the corporate income tax rate from 7.75% to 6.9% (phased in over four years) and reduced the food tax from 4% to 3% and eliminated most privilege license taxes as of January 1, 1997. As a result of the comprehensive tax reductions, General Fund tax collections for 1995-96 grew by only 1.0% over 1994-95, as opposed to the 6.4% growth that would have occurred if such measures had not been taken.

In the 1996-97 Budget prepared by the Office of State Budget and Management, it was projected that General Fund net revenues would increase 3% over 1995-96. In fact, actual General Fund net revenues for 1996-97 increased 8.3% over 1995-96. This increase resulted primarily from growth in the North Carolina economy, which resulted in increased personal and corporate income tax receipts.

It is unclear what effect these developments at the State level may have on the value of the Debt Obligations in the North Carolina Fund.

Litigation. The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer, an adverse decision in any of these cases would not materially adversely affect the State's ability to meets its financial obligations.

Leandro, et al. v. State of North Carolina and State Board of Education -- In May, 1994 students and boards of education in five counties in the State filed suit in state Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law, and violates various statutes relating to public education. On July 24, 1997, the North Carolina Supreme Court issued a decision in the case. The Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties on the basis that the constitution does not require substantially equal funding and educational advantages in all school districts. The Court remanded the case for trial on the claim for relief based on the Court's conclusion that the Constitution guarantees every child of the state an opportunity to receive a sound basic education in North Carolina public schools. Five other counties intervened and now allege claims for relief on behalf of their students' rights to a sound basic education on the basis of the high proportion of at-risk students in their counties' systems. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on the outstanding claims.

Francisco Case -- In August 1994, a class action lawsuit was filed in state court against the Superintendent of Public Instruction and the State Board of Education on behalf of a class of parents and their children who are characterized as limited English proficient. The complaint alleges that the State has failed to provide funding for the education of these students and has failed to supervise local school systems in administering programs for them. The complaint does not allege an amount in controversy, but asks the Court to order the defendants to fund a comprehensive program to ensure equal educational opportunities for children with limited English proficiency. Discovery is underway, but no trial date has been set. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position.

Faulkenbury v. Teachers' and State Employees' Retirement System; Peele v. Teachers' and State Employees' Retirement System; Woodard v. Local Governmental Employees' Retirement System -- Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The Superior Court issued an order ruling in favor of plaintiffs. The Order was affirmed by the North Carolina Supreme Court. A determination of the actual amount of the State's liability and the payment process is being determined by the parties. The plaintiffs have submitted documentation to the court asserting that the cost in damages and higher prospective benefit payments to the plaintiffs and class members would amount to $407 million. These amounts would be payable from the funds of the Retirement systems.

The Bailey Case -- State and local government retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review.

In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt, and violation of several state constitutional provisions. Although the Superior Court ruled largely in the plaintiffs' favor, appeals have been from both sides and the North Carolina Supreme Court has allowed discretionary review before hearing by the Court of Appeals.

Potential refunds and interest are estimated to be $287.56 million for the period through fiscal year 1997. Until this matter is resolved, any additional potential refunds and interest will continue to accrue. Furthermore, if the order of the Superior Court is upheld, its provisions would apply prospectively to prevent future taxation of State and local government retirement benefits that were vested before August 1989.

The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on the merits.

Patton v. State -- In connection with the legislature's repeal of the tax exemption for state retirees in 1989, certain adjustments were adopted that reduced the state retirees' tax burden. In May 1995, federal retirees filed a lawsuit in State court for tax refunds for the years 1989 through 1994 alleging that these adjustments also constitute unlawful discrimination against federal retirees.

This action is being held in abeyance pending the outcome in Bailey. Should plaintiffs prevail in Bailey, such a result, these federal retirees allege, would re-establish the disparity of treatment between state and federal pension income which was held unconstitutional in Davis v. Michigan (1989). In Davis, the United States Supreme Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. All public pension and retirement benefits are now entitled to a $4,000 annual exclusion. Potential refunds and interest are estimated to be $585 million for the period through fiscal year 1997. Until this matter is resolved, any additional potential refunds and interest will continue to accrue. The repeal of the exemptions is challenged by state and local government retirees in the Bailey case.

Fulton Corporation v. Justus, Secretary of Revenue -- The State's intangible personal property tax levied on certain shares of stock (repealed as of the tax year beginning January 1, 1995) was challenged by the plaintiff on grounds that it violates the Commerce Clause of the United States Constitution by discriminating against stock issued by corporations that do all or part of their business outside the State. The United States Supreme Court held that the tax violated the Commerce Clause of the United States Constitution, and remanded the case to the North Carolina Supreme Court for consideration of possible remedies, including refunds. On February 2, 1997, the North Carolina Supreme Court issued a decision determining that the unconstitutional portion of the statute is severable and referred the matter to the North Carolina General Assembly for legislative action. Refunds are being paid to taxpayers who paid the tax, but took appropriate steps to claim that a refund was due. These refunds, with interest, will total approximately $150 million. As of September 24, 1997, the Department of Revenue has refunded in excess of $100 million and expects to make total refunds and payment of interest before the end of 1997.

The State is involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations; however, the North Carolina Attorney General does not expect any of the other outstanding lawsuits to materially adversely affect the State's ability to meet its financial obligations.

General. The population of the State has increased 13% from 1980, from 5,895,195 to 6,656,810 as reported by the 1990 federal census and the State rose from twelfth to tenth in population. The State's estimate of population as of July, 1997, is 7,436,690. Notwithstanding its rank in population size, North Carolina is primarily a rural state, having only six municipalities with populations in excess of 100,000.

The labor force has undergone significant change during recent years as the State has moved from an agricultural to a service and goods producing economy. Those persons displaced by farm mechanization and farm consolidations have, in large measure, sought and found employment in other pursuits. Due to the wide dispersion of non-agricultural employment, the people have been able to maintain, to a large extent, their rural habitation practices. During the period 1980 to 1996, the State labor force grew about 33% (from 2,855,200 to 3,796,200). Per capita income during the period 1985 to 1996 grew from $11,870 to $22,010, an increase of 85.4%.

The current economic profile of the State consists of a combination of industry, agriculture and tourism. As of July, 1997, the State was reported to rank tenth among the states in non-agricultural employment and eighth in manufacturing employment. Employment indicators have varied somewhat in the annual periods since June of 1990, but have demonstrated an upward trend since 1991. The following table reflects the fluctuations in certain key employment categories.

CATEGORY (ALL SEASONALLY
ADJUSTED)                            JUNE 1993      JUNE 1994      JUNE 1995      JUNE 1996        JUNE 1997
----------------------------------------------------------------------------------------------------------------
Civilian Labor Force                 3,504,000      3,560,000      3,578,000      3,704,000          3,797,000
Nonagricultural Employment           3,203,400      3,358,700      3,419,100      3,506,000          3,620,300
Goods Producing Occupations
  (mining, construction and
  manufacturing)                       993,600      1,021,500      1,036,700      1,023,800          1,041,000
Service Occupations                  2,209,800      2,337,200      2,382,400      2,482,400          2,579,300
Wholesale/Retail Occupations           723,200        749,000        776,900        809,100            813,500
Government Employees                   515,400        554,600        555,300        570,800            579,600
Miscellaneous Services                 676,900        731,900        742,200        786,100            852,500
Agricultural Employment                 88,400         53,000         53,000         53,000      not available

The seasonally adjusted unemployment rate in July 1997 was estimated to be 3.7% of the labor force as compared with 4.8% nationwide.

North Carolina's economy continues to benefit from a vibrant manufacturing sector. Manufacturing firms employ approximately 24% of the total non-agricultural workforce. North Carolina has the second highest percentage of manufacturing workers in the nation. The State's annual value of manufacturing shipments totals $142 billion, ranking the State eighth in the nation. The State leads the nation in the production of textiles, tobacco products, furniture and fiberoptic cable, and is among the largest producers of pharmaceuticals, electronics and telecommunications equipment. More than 700 international firms have established a presence in the State. Charlotte is now the second largest financial center in the country, based on assets of banks headquartered there. The strength of the State's manufacturing sector also supports the growth in exports; the latest annual statistics show $8.76 billion in exports, making North Carolina one of the few states with an export trade surplus.

In 1996, the State's gross agricultural income of nearly $8.0 billion placed it eighth in the nation in gross agricultural income. The State ranks third in the nation in net farm income. According to the State Commissioner of Agriculture, in 1996 the State ranked first in the nation in the production of flue-cured tobacco, total tobacco, turkeys and sweet potatoes; second in hog production, trout, the production of cucumbers for pickles; third in the value of net farm income, poultry and egg products, and greenhouse and nursery income; fourth in commercial broilers, peanuts, blueberries and strawberries; and sixth in burley tobacco.


The diversity of agriculture in North Carolina and a continuing push in marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina is the third most diversified agricultural state in the nation.


Tobacco production, which had been the leading source of agricultural income in the State, declined in 1995. The poultry industry is now the leading source of gross agricultural income, at 29%, and the pork industry provides 22% of the total agricultural income. Tobacco farming in North Carolina has been and is expected to continue to be affected by major Federal legislation and regulatory measures regarding tobacco production and marketing and by international competition. The tobacco industry remains important to North Carolina providing approximately 13% of gross agricultural income.

The number of farms has been decreasing; in 1997 there were approximately 57,000 farms in the State, down from approximately 72,000 in 1987 (a decrease of about 20% in ten years). However, a strong agribusiness sector supports farmers with farm inputs (agricultural chemicals and fertilizer, farm machinery and building supplies) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). North Carolina's agriculture industry, including food, fiber and forest products, contributes over $45 billion annually to the State's economy.

The North Carolina Department of Commerce, Travel and Tourism Division, indicates that travel and tourism is increasingly important to the State's economy. Travel and tourism's $9.8 billion economic impact in 1996 represents a 6.5% increase over 1995. The North Carolina travel and tourism industry directly supports 167,100 jobs or 4.7% of total non-agricultural employment.

BOND RATINGS. Currently, Moody's rates North Carolina general obligation bonds as Aaa and S&P rates such bonds as AAA. S&P also reaffirmed its stable outlook for the State in June 1996. S&P reports that North Carolina's rating reflects the State's strong economic characteristics, sound financial performance, and low debt levels.


PENNSYLVANIA FUND
STATE ECONOMY. Pennsylvania has been historically identified as a heavy-industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major new sources of growth in the Commonwealth are in the service sector, including trade, medical and the health services, education and financial institutions. The Commonwealth's agricultural industries are also an important component of its economic structure, accounting for more than $3.6 billion in crop and livestock products annually while agribusiness and food related industries support $39 billion in economic activity annually.


Employment within the Commonwealth increased steadily from 1984 to 1990. From 1990 to 1992, employment in the Commonwealth declined 1.8%. From 1992 to 1997, employment increased 7.7%. The growth in employment experienced in the Commonwealth during such periods is slightly higher than the growth in employment in the Middle Atlantic region of the United States. Non-manufacturing employment in the Commonwealth has increased steadily since 1980 to its 1996 level of 82.5% of total Commonwealth employment. Manufacturing, which contributed 17.5% of 1996 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1996, the services sector accounted for 30.3% of all non-agricultural employment in the Commonwealth while the trade sector accounted for 18.5%.

Economic strengths and weaknesses vary in different parts of the Commonwealth. In general, heavy industry and manufacturing have been facing increasing competition from foreign producers. During 1996, the annual average unemployment rate in the Commonwealth was 5.3%, compared to 5.6% for the United States. For March 1998, the unadjusted unemployment rate was 5.1% in the Commonwealth and 5.0% in the United States, while the seasonally adjusted unemployment rate for the Commonwealth was 4.8% and for the United States was 4.7%.


STATE BUDGET. The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and (iii) a financial plan for not less than the succeeding five fiscal years, that includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year's estimated revenues, plus (less) the unappropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

Pennsylvania uses the "fund" method of accounting for receipts and disbursements. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, over 150 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipt and disbursement of money's received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

Financial information for the principal operating funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of ensuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

RECENT FINANCIAL RESULTS. From fiscal 1984, when the Commonwealth first prepared its financial statements on a GAAP basis, through fiscal 1989, the Commonwealth reported a positive unreserved-undesignated fund balance for its governmental fund types at each fiscal year end. Slowing economic growth during 1990, leading to a national economic recession beginning in fiscal 1991, reduced revenue growth and increased expenditures and contributed to negative unreserved-undesignated fund balances at the end of the 1990 and 1991 fiscal years. The negative unreserved-undesignated fund balance was due largely to operating deficits in the General Fund and the State Lottery Fund during those fiscal years. Actions taken during fiscal 1992 to bring the General Fund back into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction to the unreserved-undesignated fund deficit for combined governmental fund types at June 30, 1993, as a result of a $420.4 million increase in the balance. These gains were produced by continued efforts to control expenditure growth. The Combined Balance Sheet as of June 30, 1996, showed total fund balance and other credits for the total governmental fund types of $1,986 million, a $277 million increase from the balance at June 30, 1995. During fiscal 1996, total government fund assets increased by $666 million to $5,793 million, while government fund liabilities increased by $606 million to $3,806 million.

FISCAL 1991 FINANCIAL RESULTS. The Commonwealth experienced a $453.6 million General Fund deficit as of the end of its 1991 fiscal year. The deficit reflected higher than budgeted expenditures, below-estimate economic activity and growth rates of economic indicators and total tax revenue shortfalls below those assumed in the enacted budget. Rising demands on State programs caused by the economic recession, particularly for medical assistance and cash assistance programs, and the increased costs of special education programs and correction facilities and programs, contributed to increased expenditures in fiscal 1991, while tax revenues for the 1991 fiscal year were severely affected by the economic recession. Total corporation tax receipts and sales and use tax receipts during fiscal 1991 were, respectively, 7.3% and 0.9% below amounts collected during fiscal 1990. Personal income tax receipts also were affected by the recession but not to the extent of the other major General Fund taxes, increasing only 2.0% over fiscal 1990 collections. A number of actions were taken throughout the fiscal year by the Commonwealth to mitigate the effects of the recession on budget revenues and expenditures. The Commonwealth initiated a number of cost-saving measures, including the firing of 2,000 state employees, deferral of paychecks and reduction of funds to state universities, which resulted in approximately $871 million cost savings.

FISCAL 1992 FINANCIAL RESULTS. Actions taken during fiscal 1992 to bring the General Fund budget back into balance, including tax increases and expenditure restraints resulted in a $1.1 billion reduction for the unreserved-undesignated fund deficit for combined governmental fund types and a return to a positive fund balance. Total General Fund revenues for fiscal 1992 were $14,516.8 million which is approximately 22% higher than fiscal 1991 revenues of $11,877.3 million due in large part to tax increases. The increased revenues funded substantial increases in education, social services and corrections programs. As a result of the tax increases and certain appropriation lapses, fiscal 1992 ended with an $8.8 million surplus after having started the year with an unappropriated General Fund balance deficit of $453.6 million.

FISCAL 1993 FINANCIAL RESULTS. Fiscal 1993 closed with revenues higher than anticipated and expenditures approximately as projected, resulting in an ending unappropriated balance surplus of $242.3 million. A deduction in the personal income tax rate in July 1992 and the one-time receipt of revenues from retroactive corporate tax increases in fiscal 1992 were responsible, in part, for the low growth in fiscal 1993.

FISCAL 1994 FINANCIAL RESULTS. Commonwealth revenues during the 1994 fiscal year totaled $15,210.7 million, $38.6 million above the fiscal year estimate, and 3.9% over Commonwealth revenues during the 1993 fiscal year. The sales tax was an important contributor to the higher than estimated revenues. The strength of collections from the sales tax offset the lower than budgeted performance of the personal income tax that ended the 1994 fiscal year $74.4 million below estimate. The shortfall in the personal income tax was largely due to shortfalls in income not subject to withholding such as interest, dividends and other income. Expenditures, excluding pooled financing expenditures and net of all fiscal 1994 appropriation lapses, totaled $14,934.4 million representing a 7.2% increase over fiscal 1993 expenditures. Medical assistance and prison spending contributed to the rate of spending growth for the 1994 fiscal year. The Commonwealth maintained an operating balance on a budgetary basis for fiscal 1994 producing a fiscal year ending unappropriated surplus of $335.8 million.

FISCAL 1995 FINANCIAL RESULTS. Commonwealth revenues for the 1995 fiscal year were above estimate and exceeded fiscal year expenditures and encumbrances. Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. Prior to reserves for transfer to the Tax Stabilization Reserve Fund, the fiscal 1995 closing unappropriated surplus was $540.0 million, an increase of $204.2 million over the fiscal 1994 closing unappropriated surplus prior to transfers. Commonwealth revenues during the 1995 fiscal year were $459.4 million, 2.9%, above the estimate of revenues used at the time the 1995 fiscal year budget was enacted. Corporation taxes contributed $329.4 million of the additional receipts largely due to higher receipts from the corporate net income tax. Fiscal 1995 revenues from the corporate net income tax were 22.6% over collections in fiscal 1994 and include the effects of the reduction of the tax rate from 12.25% to 11.99% that became effective with tax years beginning on and after January 1, 1994. The sales and use tax and miscellaneous revenues also showed strong year-over-year growth that produced above-estimate revenue collections. Sales and use tax revenues were $5,526.9 million, $128.8 million above the enacted budget estimate and 7.9% over fiscal 1994 collections. Tax receipts from both motor vehicle and non-motor vehicle sales contributed to the higher collections. Miscellaneous collections for fiscal 1995 were $183.5 million, $44.9 million above estimates and were largely due to additional investment earnings, escheat revenues and other miscellaneous revenues.

FISCAL 1996 FINANCIAL RESULTS. Commonwealth revenues (prior to tax refunds) for the 1996 fiscal year increased by $113.9 million over the prior fiscal year to $16,338.5 million representing a growth rate of 0.7 percent. Tax rate reductions and other tax law changes substantially reduced the amount and rate of growth for the fiscal year. The Commonwealth has estimated that tax changes enacted for the 1996 fiscal year reduced Commonwealth revenues by $283.4 million representing 1.7 percentage points of fiscal 1996 growth in Commonwealth revenues.


FISCAL 1997 FINANCIAL RESULTS. The unappropriated balance of Commonwealth revenues increased during the 1997 fiscal year by $432.9 million. Higher than estimated revenues and slightly lower expenditures than budgeted caused the increase. The unappropriated balance rose from an adjusted amount of $158.5 million at the beginning of fiscal 1997, to $591.4 million (prior to reserves for transfer to the Tax Stabilization Reserve Fund) at the close of the fiscal year. Transfers to the Tax Stabilization Reserve Fund for fiscal 1997 operations are expected to be $88.7 million, which represents the normal fifteen percent of the ending unappropriated balance, plus an additional $100 million authorized by the General Assembly when it enacted the fiscal 1998 budget.

Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17,320.6 million, $576.1 (3.4 percent) above the estimate made at the time the budget was enacted. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew 6.1 percent over tax revenues in fiscal 1996. This rate of increase was not adjusted for legislated tax reductions that affected receipts during both of those fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1997. Receipts from the personal income tax produced the largest single component of higher revenues for the fiscal year. Personal income collections were $236.3 million over estimate representing a 6.9% increase over fiscal 1996 receipts. Receipts of the sales and use tax were $185.6 million over estimate representing a 6.2% increase. Collections of corporate taxes, led by the capital stock and franchise and the gross receipts taxes, also exceeded their estimates for the fiscal year. Non-tax revenues were $19.8 million (5.8 percent) over estimate mostly due to higher than anticipated interest earnings.

FISCAL 1998 BUDGET. The budget for fiscal 1998 was enacted in May 1997. Commonwealth revenues for the fiscal year at the time were estimated to be $17,435.4 million before reserves for tax refunds. That estimate represented an increase over estimated fiscal 1997 Commonwealth revenues of 1.0 percent. Although fiscal 1997 revenues exceeded the fiscal 1998 budget estimate, the adopted fiscal 1998 budget revenue estimate remains unchanged and represents a
0.7 percent increase over actual fiscal 1997 revenues. Fiscal 1998 estimates for Commonwealth revenues are based on an economic forecast for national economic growth to slow through the remainder of calendar year 1997. A growth rate of just above 1.0 percent is anticipated by the Commonwealth to be maintained for the last two quarters of the 1998 fiscal year and result in a
1.2 percent growth rate in real gross domestic product for the second calendar quarter of 1998 over the second quarter of 1997. This anticipated rate of economic growth is a result of anticipated slowing of gains in consumer spending, business investment and residential housing. Inflation is projected to remain modest and the unemployment rate is expected to reach 6.0 percent by the second calendar quarter of 1998.

The rate of anticipated growth of Commonwealth revenues is also affected by the enactment of tax reductions and tax revenue dedications effective for the 1998 fiscal year. Excluding these newly enacted changes, revenues are projected to increase by 2.4 percent during fiscal 1998. Tax reductions enacted for the 1998 fiscal year budget totaled an estimated $170.6 million, including $16.2 million that is reflected in higher projected tax refunds. In addition, $75 million of existing sales tax revenue has been earmarked for mass transit funding and one cent of the cigarette tax ($10.8 million) has been earmarked for a children's health program and are no longer included in the General Fund. Major changes to taxes enacted for fiscal 1998 include: (i) the repeal of the sales and use tax on computer services ($79.1 million); (ii) an increase in the amount of income that is exempt from the personal income tax for low-income families ($25.4 million); (iii) enactment of a research and development tax credit program for business ($15.0 million); (iv) conforming state tax laws to federal laws for sub-chapter S and limited liability companies ($16.3 million); and various other miscellaneous changes. Most changes are effective beginning in July 1997 although some are effective retroactively to January 1997.

Appropriations enacted for fiscal 1998 are 3.7 percent ($618 million) above appropriations enacted for fiscal 1997 (including supplemental appropriations). Major funding increases provided by the fiscal 1998 budget include: (i) $166 million of appropriations for elementary and secondary education plus an estimated $51 million in reduced employer retirement contributions payable by local school districts due to a reduction in the contribution rate; (ii) $42 million for higher education institutions plus $16 million for student scholarships; (iii) $70 million for higher caseload, utilization, and cost of nursing home care; (iv) $60 million for economic development assistance through programs providing incentive grants and loans; and (v) $38 million for corrections including $17 million for operating costs for new and expanded facilities. The balance of the increase is spread over many other departments and program operations.

Based on current expectations and the adopted budget for fiscal 1998 and excluding any estimate for appropriation lapses during the fiscal year, the unappropriated surplus is projected to decline from $402.7 million at the beginning of the fiscal year to $16.7 million at fiscal year-end (prior to transfer to the Tax Stabilization Reserve Fund).

FISCAL 1999 BUDGET. On April 22, 1998, the Governor signed a $17.96 billion General Fund budget, an increase of 4.7% from the fiscal 1998 budget. Areas receiving the largest budgetary increases are education and workforce development. In addition, approximately $222 million of tax cuts were signed as part of the budget package, reducing taxes on individuals by approximately $100 million. The remainder of the tax cuts primarily affect businesses.

DEBT LIMITS AND OUTSTANDING DEBT. The Pennsylvania Constitution permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate outstanding debt limit of
1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance.

Under the Pennsylvania Fiscal Code, the Auditor General is required to certify to the Governor and the General Assembly certain information regarding the Commonwealth's indebtedness. According to the August 29, 1997, Auditor General certificate, the average annual tax revenues deposited in all funds in the five fiscal years ended June 30, 1997, was approximately $19.6 billion, and, therefore, the net debt limitation for the 1998 fiscal year is $30.6 billion. Outstanding net debt totaled $3.7 billion at June 30, 1997, approximately equal to the net debt at June 30, 1996. At August 29, 1997, the amount of debt authorized by law to be issued, but not yet incurred, was $17.1 billion.


DEBT RATINGS. All outstanding general obligation bonds of the Commonwealth are rated AA- by S&P and A1 by Moody's.

CITY OF PHILADELPHIA. The City of Philadelphia (the "City" or "Philadelphia") is the largest city in the Commonwealth. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which have culminated in the City's present serious financial difficulties. In its 1992 Comprehensive Annual Financial Report, Philadelphia reported a cumulative general fund deficit of $71.4 million for fiscal year 1992.

In June 1991, the Pennsylvania legislature established the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), a five-member board, to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. The legislation empowers PICA to issue notes and bonds on behalf of Philadelphia, and also authorizes Philadelphia to levy a 1% sales tax the proceeds of which would be used to pay off the bonds. In return for PICA's fiscal assistance, Philadelphia is required, among other things, to establish five-year financial plans that include balanced annual budgets. Under the legislation, if Philadelphia does not comply with such requirements, PICA may withhold bond revenues and certain State funding. At this time, the City is operating under a five-year fiscal plan approved by PICA on April 30, 1996. As of February 28, 1997, PICA has issued approximately $1,761.7 million of its Special Tax Revenue Bonds.

The financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the City's Cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million.

No further PICA bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,146.2 million in Special Tax Revenue Bonds outstanding as of June 30, 1996.

The audited General Fund balance of the City as of June 30, 1994, 1995 and 1996 showed a surplus of approximately $15.4 million, $80.5 million and $118.5 million, respectively.

S&P's rating on Philadelphia's general obligation bonds is "BBB-." Moody's rating is currently "Baa."

LITIGATION. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity effected by Act 152, approved September 28, 1978, as amended. Under Act 152, damages for any loss are limited to $250,000 per person and $1 million for each accident.

SOUTH CAROLINA FUND
Article X, Section 7(a) of the South Carolina Constitution requires that the General Assembly provide for a budgetary process to ensure that annual expenditures of State government may not exceed annual State revenues. Subsection (c) of Section 7 of Article X requires that the General Assembly prescribe by law a spending limitation on appropriations for the operation of State government such that annual increases in appropriations may not exceed the annual growth rate of the economy of the State; provided, however, that this limitation is subject to suspension by an affirmative vote in each House of the General Assembly by two-thirds of the members present and voting, but not less than three-fifths of the total membership in each House. Subsection
(d) of Section 7 of Article X requires that the General Assembly shall prescribe by law a limitation on the number of State employees such that the annual increase in such number may not exceed the average growth rate of the population of the State; provided, however, that this limitation is subject to suspension by an affirmative vote in each House of the General Assembly by two-thirds of the members present and voting, but not less than three-fifths of the total membership in each House.

Article III, Section 36 of the South Carolina Constitution requires the establishment of a General Reserve Fund for the purpose of covering operating deficits of State Government and a separate and distinct Capital Reserve Fund for the purpose of providing capital improvements or for retiring State bonds previously issued. Amounts in the Capital Reserve Fund may, as hereinafter described, be used to fund a year end deficit. The General Reserve Fund is required to be funded in an amount equal to 3% of the general fund revenue of the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The General Assembly is required to provide for the orderly restoration of funds withdrawn from the General Reserve Fund. The Constitutional provisions with respect to the General Reserve Fund require that the General Assembly provide for a procedure to survey the progress of the collection of revenue and the expenditure of funds and require the General Assembly to authorize and direct reduction of appropriations as may be necessary to prevent a deficit. Such provisions require that, should a year end operating deficit occur, so much of the General Reserve Fund as may be necessary must be used to cover the deficit. The amount so used must be restored to the General Reserve Fund within three fiscal years until the 3% requirement is again reached.

The Capital Reserve Fund is required to be funded in an amount equal to 2% of the prior fiscal year's general fund revenues. The South Carolina Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for that fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall be reduced to the extent necessary before any reduction is made in operating appropriations. If it is determined that the fiscal year has ended with an operating deficit, the South Carolina Constitution requires that funds in the Capital Reserve Fund shall be applied, to the extent necessary, to the fiscal year's end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

Fiscal responsibility in the State lies with the Budget and Control Board. The Governor is required to submit an Executive Budget to the General Assembly within five days after the beginning of each regular session. Such budget is required to conform to the funding requirements contained in Article III,
Section 36 of the South Carolina Constitution. Regular sessions of the General Assembly begin on the second Tuesday of January in each year. In order to enable the Governor to present his budget to the General Assembly at the time required, the Governor is required, by law, to complete a survey of all departments, bureaus, divisions, offices, boards, commissions, institutions and other agencies to obtain information upon which to base his budget recommendations no later than November 1 of each year. In this connection, each of several State departments, bureaus, divisions, offices, boards, commissions, institutions and other agencies receiving or requesting financial aid from the State are required to report to the Governor in itemized form, no later than November 1, of each year, the amount needed or requested in the succeeding fiscal year. In addition, on or before November 1 of each year the State Comptroller General is required to furnish to the Governor detailed statements as to appropriations and expenditures for certain prior fiscal years and appropriation years. The State Comptroller General is also required to furnish to the Governor on or before December 1 of each year an estimate of the financial needs of the State itemized in accordance with the budget classifications adopted by the Budget and Control Board.

The budget presented to the General Assembly by the Governor must be accompanied by detailed statements of prior year's revenues and expenditures, a statement of current assets and liabilities and other information with respect to the State's finances and economic condition. The General Assembly is authorized by law to increase or decrease items in the budget bill. The South Carolina Constitution mandates the General Assembly to provide a balanced budget and provides that if there be a casual deficit, such deficit shall be provided for in the succeeding fiscal year.

As noted above, the South Carolina Constitution requires a procedure for the monitoring of revenues and expenditures with a view to a reduction of appropriations as may be necessary to prevent a deficit. For the purpose of providing projections and forecasts of revenues and expenditures and advising the Budget and Control Board on economic trends, the General Assembly established the Board of Economic Advisors. In particular with respect to the Constitutional requirement of monitoring revenues, statutory provisions require that the Board of Economic Advisors provide to the Budget and Control Board quarterly estimates of State revenues. If at the end of the first or second quarter of any fiscal year quarterly revenue collections are 4% or more below the amount projected for such quarter by the Board of Economic Advisors, the Budget and Control Board is required, within 15 days of such determination, to take action to avoid a fiscal year end deficit.

In 1993, the General Assembly provided that beginning with appropriations for fiscal year 1994-95, appropriations in the annual general appropriations act may not exceed the base revenue estimate. The base revenue estimate is defined as the lesser of (i) the total of recurring general fund revenues collected in the latest completed fiscal year before the General Assembly first considers the annual general appropriations bill plus an increase of 75% of the difference between the general fund revenue estimate of the Board of Economic Advisors for the upcoming fiscal year and the actual revenue collections from the latest completed fiscal year; or (ii) the Board of Economic Advisors general fund revenue estimate for the upcoming fiscal year.

For many years, each annual Appropriations Act has contained a provision requiring the Budget and Control Board to monitor the collection of revenues and the expenditure of funds. The Appropriations Act for Fiscal Year 1994-95, Act 497 of 1994, Part I, Section 17G.36, provides that if, because of an inaccurate estimate of revenues, a deficit appears likely, the Budget and Control Board shall effect such reductions of appropriations as may be necessary to prevent a deficit.

Actions taken by the Budget and Control Board in the fiscal year ended June 30, 1992, reflect the required process of monitoring revenues and making adjustments to avoid a deficit. The fiscal year 1991-92 budget adopted in June 1991 was based on estimated revenues of $3.588 billion. On July 25, 1991, the Board of Economic Advisors advised the Budget and Control Board that it projected revenues to be $148.3 million less than estimated in the 1991-92 Appropriations Act. In response, on July 30, 1991, the Budget and Control Board eliminated the Capital Reserve Fund appropriation of $65.8 million, reduced agency appropriations by $33.6 million and required agencies to set aside additional appropriations of $67.3 million. On February 10, 1992, the Board of Economic Advisors advised the Budget and Control Board that it had again revised its estimate of revenues downward by an additional $55 million. In response to this revised estimate, on February 11, 1992, the Budget and Control Board permanently reduced the $67.3 million in appropriations which were set aside on July 30, 1991, and further reduced appropriations by $27.2 million. Despite such actions, expenditures exceeded revenues by $38.2 million and, as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall.


For the fiscal year ended June 30, 1993, the Board of Economic Advisors on August 19, 1992, advised the Budget and Control Board that it projected revenues to be $195 million less than estimated in the 1992-93 Appropriations Act. On August 22, 1992, the Budget and Control Board responded by sequestering the Capital Reserve Fund of $86.1 million, reducing certain agency appropriations by $88.1 million based on each agency's fiscal year 1992-93 appropriation growth and requiring certain agencies to set aside an additional $88.1 million, also based on each agency's fiscal year 1992-93 appropriation growth. The method of reducing agency appropriations based on growth was challenged and the State Supreme Court deemed that such method was illegal. In response, the Budget and Control Board, on September 15, 1992, reduced agency appropriations on an across-the-board method by 4%. On November 10, 1992, the Budget and Control Board permanently reduced the $88.1 million in appropriations which were set aside on September 15, 1992. This action along with improved actual revenue collections created a budgetary surplus of $100,993,615.


For the fiscal year ended June 30, 1994, the State had a budgetary surplus of $273.48 million. The General Assembly has designated the application of most of this surplus, including a transfer to the Capital Reserve Fund in the amount of $66.83 million.

For the fiscal year ended June 30, 1995, the State had a budgetary surplus of $393 million. The General Assembly has designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $73.4 million.

For the fiscal year ended June 30, 1996, the State had a budgetary surplus of $316.7 million. The General Assembly has designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $80.5 million.


For the fiscal year ended June 30, 1997, the State had a budgetary surplus of $297.8 million. The General Assembly has designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $83.6 million. The $83.6 million Capital Reserve Fund appropriation for the fiscal year ended June 30, 1997 included an appropriation of $13.1 million for debt service payments occurring in the fiscal year ending June 30, 1998 on State Capital Improvement Bonds. The total of all debt service payments on State Capital Improvement Bonds for the fiscal year ending June 30, 1998 amounts to $145,633,779.

Legislation recently adopted by the General Assembly provides for the exemption of the value of residential real property up to a certain level (approximately $100,000 fair market value) from school district ad valorem property taxes levied for other than debt service and payments pursuant to lease-purchase agreements. The legislation provides for a Property Tax Relief Fund from which reimbursements will be made to local governments for revenues not collected as a result of the residential exemption. The precise level of the exemption is to be established by the Director, Department of Revenue, based on the amount approximate to the Property Tax Relief Fund for that year.


South Carolina is primarily a manufacturing state. In 1996, one-fifth of all jobs in the State were in the manufacturing industry, compared to 15% nationally. While the textile industry is still the major industrial employer in the State, since 1950, the State's economy has undergone a gradual transition to other activities. The economic base of the State has diversified into other areas such as trade, services and durable goods manufacturing. This development was assisted by the State's lowering of its Corporate Income Tax rate and the providing of improved tax incentives to encourage business development in the State during the 1980's. Now South Carolina's economy tends to resemble more closely that of the United States.


Real Gross Domestic Product (GDP) nationwide increased 3.8% during 1997. The nation's output expanded a revised 2.8% in 1996 after a 2.0% increase in 1995. Inflation as measured by the Consumer Price Index increased at a rate of 2.3% during 1997 after increasing 2.9% in 1996 and 2.8% in 1995.

During all of 1996, personal income grew at a revised average annual rate of 4.7% in South Carolina. During the same period the nation's income grew 5.4% and in the Southeast region grew 5.6%. During the period 1991-1996 personal income in South Carolina rose at a compounded annual rate of 5.5%, outpacing the 5.4% annual income growth in the United States for the same period but below the 6.1% annual income growth for the Southeastern region.

1996 was a record year for announced capital investment in new plants and expansions in the State. The South Carolina Department of Commerce reported that manufacturers announced $5.502 billion in economic development projects during 1997. This investment is expected to create 29,303 new jobs at 1,337 companies.

In 1997, employment increased 1.8% while the rate of employment growth in the United States was 2.2%. Monthly unemployment rates in the State have recently decreased below comparable national rates during 1997. The unemployment rate for South Carolina in 1997 was 4.7%, two-tenths of one percent lower than the 4.9% nationwide.

General Fund Revenues increased at a rate of 5.6% during fiscal year 1996-97 over the previous fiscal year. The State finished fiscal year 1996-97 with a revenue excess of $158 million above the fiscal year 1996-97 Appropriation Act. Through January 1998, revenues have increased at a rate of 5.0% during fiscal year 1997-98. The State is expecting a revenue excess of $60 million above the fiscal year 1997-98 Appropriation Act.


TENNESSEE FUND
In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year shall not exceed the State's revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and
(2) in no year shall the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State's economy. That amendment also provided that no debt obligation may be authorized for the current operation of any State service or program unless repaid within the fiscal year of issuance. The state's fiscal year runs from July 1 through June 30.

In response to public demand for better public education throughout the State, the 1992 Tennessee General Assembly temporarily raised the State sales tax by one-half of one percent to 6%, effective April 1, 1992. This increase became permanent as a result of the 1993 legislative session. Although the issue of instituting a new State income tax scheme remains a matter of discussion among legislators, most political observers in Tennessee doubt such a proposal will be passed within the next two to three years.


The Tennessee economy generally tends to rise and fall in a roughly parallel manner with the U.S. economy. Like the U.S. economy, the Tennessee economy entered recession in the last half of 1990 and continued throughout 1991 and into 1992 as the Tennessee indexes of coincident and leading economic indicators trended downward throughout the period. However, the Tennessee economy gained strength during the latter part of 1992 and this renewed vitality steadily continued through 1993, 1994 and into 1995. During the latter half of 1995 and throughout calendar year 1996, the State's economy generally became inconsistent in its performance. In 1997, the State's economy began to reaccelerate. Many experts believe that the State will achieve modest economic gains for fiscal year ending June 30, 1998, but a sharp upturn is not expected.

Tennessee taxable sales were approximately $50.64 billion in 1993, approximately $55.32 billion in 1994, approximately $59.65 billion in 1995, approximately $63.01 billion in 1996, approximately $63.01 billion in 1996, and approximately $65.96 billion in 1997, representing percentage increases of approximately 7.8%, 9.3%, 7.8%, 5.6% and 8.76%, respectively, over the previous year's total. No Tennessee taxable sales figures are presently confirmed for 1997.

The positive affects of Tourist and Tourism expenditures in Tennessee are substantial. It is difficult for economists to clearly identify all tourism expenditures, however, Tennessee is generally considered to be in the second quartile of all states in terms of tourism revenue. Annual 1997 expenditures are thought to exceed 8 billion dollars.

Quarterly personal income for Tennessee seasonally adjusted at annual rates has increased continuously for all of 1995, 1996, and for the first three quarters of 1997.

From 1983 to 1993, Tennessee's per capita income increased approximately 87.1% to $18,434, compared to the national per capita income of $20,817 which translates into a ten-year increase of approximately 70.3%. In 1996, the year for which the most current data is available, per capita income in Tennessee registered $22,032 an increase of 3.19% over 1995. For the fiscal year ended June 30, 1996, however, Tennessee remained the leading state in the nation in household bankruptcy filings (1 in every 45 households) with a rate more than twice the national average (1 in every 93 households).

Tennessee's unemployment rate stood at 4.0% for December 1994, the lowest figure since the 1980s. For the past several years, the Tennessee unemployment rate has generally stabilized in the range of 5.0 percent. Tennessee's overall average unemployment rate for 1997 was 5.4%; the rate for March 1998 is 4.7%. The 27 metropolitan counties averaged 4.3% in unemployment rates in 1997; non-metropolitan counties experienced a 7.8% unemployment rate in 1997. The Tennessee Department of Employment Security has projected minimum growth of approximately 23% in Tennessee's total employment by the year 2005, with an increase of approximately 600,000 - 700,000 new jobs. These projections for Tennessee compare favorably to the projections for national employment growth of 20.5% over the same period.

Historically, the Tennessee economy has been characterized by a slightly greater concentration in manufacturing employment than the U.S. as a whole. The Tennessee economy, however, has been undergoing a structural change in the last 20-25 years through increases in service sector and trade sector employment, and manufacturing employment in Tennessee has steadily declined on a percentage of work force basis. Service sector employment in Tennessee has climbed steadily since 1973, increasing its share of overall state non-agricultural employment from 14.5% to 24.7% in 1993. Over the same period, employment in manufacturing has declined from 33.9% to 22.7%, and employment in the trade sector has increased from 1973 to 1993 from 20.4% to 23.0% of non-agriculture employment. Recently, overall Tennessee non-agricultural employment has grown in the period from 1991 to 1996 from approximately 2.18 million persons to approximately 2.60 million persons, representing percentage increases of approximately 2.8%, 3.7%, 4.0%, 3.3% and 4.0% for 1992, 1993,
1994, 1995 and 1996, respectively, over the previous year's figure. Accordingly, non-agricultural employment in Tennessee is relatively uniformly diversified today with approximately 23% in the manufacturing sector, approximately 25% in each of the trade and service sectors and approximately 15% in government. No data is currently available for 1997 Tennessee non-agricultural employment figures.

Manufacturing employment is one component of non-agricultural employment. Tennessee manufacturing employment has increased in terms of number of jobs in each year for the period 1991-5. There was a slight decrease in manufacturing jobs in 1996. No manufacturing employment figures are currently available for 1997.

Tennessee's population increased approximately 6.2% from 1980 to 1990, less than the national increase of 10.2% for the same period. As of March 1, 1997, the State's population was estimated at approximately 5.4 million. A U.S. census study projects that Tennessee will be the fifth most popular destination for new residents coming from other states during the period from 1990-2020. Population growth in Tennessee is expected to come mostly in the major metropolitan areas (Memphis, Nashville, Knoxville and Chattanooga) over the next 10-15 years. The overall state population is expected to grow 5.5% between 1990 and 2000, then 4.6% for the period between 2000 and 2010. Greatest growth is expected to occur in the Nashville MSA, which, in 1995, and for the first time, passed the Memphis MSA as the largest metropolitan population center in Tennessee. The largest population decline is expected in the rural counties of northwest Tennessee.

Tennessee's general obligation bonds are rated Aaa by Moody's and AA+ by S&P. Tennessee's smallest counties have Moody's lower ratings ranging from Baa to B, in part due to these rural counties' limited economies that make them vulnerable to economic downturns. Tennessee's four largest counties (Shelby, Davidson, Knox and Hamilton) have the second highest of Moody's nine investment grades, Aa. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Tennessee Fund may not be adversely affected by changes in economic or political conditions.


VIRGINIA FUND
The Constitution of Virginia limits the ability of the Commonwealth to create debt. An amendment to the Constitution requiring a balanced budget was approved by the voters on November 6, 1984.

General obligations of cities, towns or counties are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest.

The economy of the Commonwealth of Virginia is based primarily on manufacturing, the government sector, agriculture, mining and tourism. The government sector includes defense and could be affected adversely by military base closings and other reductions in defense spending.


The Commonwealth has maintained a high level of fiscal stability for many years due in large part to conservative financial operations and diverse sources of revenue. No significant new taxes or increases in the scope or amount of existing taxes were passed at the 1998 session of the General Assembly.


WEST VIRGINIA FUND
West Virginia's economy is heavily dependent upon coal mining manufacturing, the government sector, tourism and retail trades, among other industries. West Virginia's economy has come to benefit from a developing tourism industry. The Governor's Office and the State Legislature have placed great emphasis upon developing the tourism industry in the State and the Legislature has enacted a number of statutes designed to foster the growth in tourism.


Data compiled by the State of West Virginia Bureau of Employment Programs indicates that unemployment in West Virginia during 1997 (annual average) was 6.9%. This represents the lowest annual rate during the 1980s and 1990s. The State's economic development efforts have been aided by the location of significant manufacturing and service facilities in West Virginia, including, for example, Toyota Motor Corporation's $400 million engine plant in Putnam County which is expected to employ approximately 300 people and the FBI Fingerprint Center in Harrison County which is expected to employ approximately 3,000 people. In 1997 the State Legislature created further tax incentives to stimulate economic development in manufacturing, including, specifically, consumer-ready wood product manufacturing.

West Virginia's economy continues to be enhanced by the construction and improvement of roadways in the State, including a $6.0 billion program to complete the Appalachian Corridor highway system from 1992-2001. In 1997, the State approved the sale of $550 million in general obligation road bonds over the next few years. In 1996, the State began sales of infrastructure bonds as part of a $300 million program aimed at local water and sewer projects as well as economic development projects.


In 1997 the State Legislature did not enact any significant new taxes or increase the scope or amount of existing taxes. The State Legislature in 1997 enacted legislation which will exempt from ad valorem property taxes all intangible personal property with tax situs in West Virginia. This exemption will be phased in gradually from 1998 to 2003.


Significant attention has been directed in recent years towards altering the State's current system of obtaining approximately twenty-five percent of statewide funding for primary and secondary public education from ad valorem property tax revenues. Litigation is pending in circuit court on this issue, and it is anticipated that the court will review proposals expected to be submitted by the Governor's Commission on Fair Taxation and others before a decision is rendered.

In 1995, the State Legislature substantially reformed the State's workers' compensation program. The reform, aimed primarily at enforcing employers' premium obligations and strengthening requirements for permanent total disability awards, is intended to decrease the program's unfunded liability and make the State's business climate more attractive.

State pension plans and investments have drawn the attention of the courts in recent years. The West Virginia Supreme Court of Appeals' opinion in Booth v. Sims, 456 S.E.2d 167, (W. Va. 1995) will likely affect various State pension plans. In this case, the Court ruled that the State Legislature could not reduce the state troopers' retirement annual cost of living adjustment. The Legislature had approved such reductions in 1994 due to concerns regarding the actuarial soundness of the troopers' pension plan. The Court found the Legislature's reduction of benefits unconstitutional as applied to troopers who have participated in the plan long enough to have detrimentally relied on expected pension benefits. State lawmakers speculate that the Court's ruling may affect the State's budget by restricting the Legislature's ability to amend State pension plans which are inadequately funded. In 1995, the West Virginia Supreme Court of Appeals ruled in the matter of State of West Virginia ex rel. Gainer v. West Virginia Board of Investments, 459 S.E.2d 531 (W. Va. 1995) that a state statute granting the West Virginia Board of Investments authority to invest a portion of public employee pension funds in corporate stocks violated a state constitution prohibition against the State becoming a stockholder in any company or association. In 1997, the West Virginia Supreme Court of Appeals similarly ruled in the matter of West Virginia Trust Fund, Inc. v. Bailey 485 S.E. 2d 407 (W. Va. 1997) that a state statute granting the West Virginia Trust Fund, Inc., as trustee of the funds of five state employee pension funds and the state workers' compensation and coal workers' pneumoconiosis funds, authority to place such funds in an irrevocable trust which invests in part in corporate equities also violated the state constitutional prohibition against the State becoming a stockholder in any company or association. In response, the State Legislature in 1997 proposed an amendment to the State constitution which would eliminate the current prohibition against investment of state funds in common stocks and other equity investments. This proposed constitutional amendment has been approved by West Virginia's voters.

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend
Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


                                                                 MST-1-8/98/147M

[LOGO] M F S(SM)
INVESTMENT MANAGEMENT

MFS(R) MUNICIPAL                                         STATEMENT OF
SERIES TRUST                                             ADDITIONAL INFORMATION


(A Member of the MFS Family of Funds(R))                 August 1, 1998
-------------------------------------------------------------------------------
                                                                          Page
 1  The Trust ..........................................................      2
 2.  Investment Objective, Policies and Restrictions ...................      2
 3.  Performance Information ...........................................      9
 4.  Determination of Public Offering Price and Net Asset Value;
       Valuation of Portfolio Securities ...............................     11
 5.  Management of the Trust ...........................................     11
       Trustees ........................................................     11
       Officers ........................................................     11
       Trustee Compensation Tables .....................................     12
       Investment Adviser ..............................................     14
       Administrator ...................................................     15
       Custodian .......................................................     15
       Shareholder Servicing Agent .....................................     15
       Distributor .....................................................     16
 6.  Taxation ..........................................................     16
 7.  Shareholder Services ..............................................     18
 8.  Description of Shares, Voting Rights and Liabilities ..............     20
 9.  Portfolio Transactions ............................................     21
10.  Distribution Plan .................................................     21
11.  Independent Auditors and Financial Statements .....................     22
     Appendix A -- Performance Results and Quotations ..................    A-1
     Appendix B -- Sales Charges .......................................    B-1
     Appendix C -- Amounts Paid Under the Distribution Plans ...........    C-1


MFS MUNICIPAL SERIES TRUST
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Trust's Prospectus dated August 1, 1998. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see last page for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  THE TRUST
MFS Municipal Series Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1984. On August 27, 1993, the Trust changed its name from "MFS Multi-State Municipal Bond Trust." On August 3, 1992 the Trust changed its name from "MFS Managed Multi-State Municipal Bond Trust." The Trust was known as "MFS Managed Multi-State Tax-Exempt Trust" until its name was changed effective August 12, 1988. The Trust presently consists of 16 separate series, including: the Alabama Fund, the Arkansas Fund, the California Fund, the Florida Fund, the Georgia Fund, the Maryland Fund, the Massachusetts Fund, the Mississippi Fund, the New York Fund, the North Carolina Fund, the Pennsylvania Fund, the South Carolina Fund, the Tennessee Fund, the Virginia Fund and the West Virginia Fund, each of which is referred to as a "Fund." Shares of MFS Municipal Income Fund, the sixteenth series of the Trust, are offered and sold pursuant to a separate prospectus and statement of additional information. The California Fund was organized as a series of the Trust on June 3, 1993. Prior thereto, the California Fund was organized as a separate Massachusetts business trust.


Massachusetts Financial Services Company, a Delaware corporation ("MFS" or the "Adviser"), is the Trust's investment adviser. References in this SAI to the "Prospectus" are to the Prospectus dated August 1, 1998, as amended or supplemented from time to time.


2.  INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
INVESTMENT OBJECTIVE -- The investment objective of each Fund is to provide current income exempt from federal income taxes and from the personal income taxes, if any, of the State to which its name refers. There can be no assurance that any Fund will achieve its investment objective. Shareholder approval is not required to change the investment objective of any Fund.

INVESTMENT POLICIES -- As a fundamental policy, each Fund seeks to achieve its investment objective by investing its assets primarily (i.e., at least 80% of its net assets under normal conditions) in municipal bonds and notes and other debt instruments the interest on which is exempt from federal income taxes and from the personal income taxes, if any, of the State to which its name refers. These obligations are issued primarily by such States, their political subdivisions, municipalities, agencies, instrumentalities or public authorities, except that with respect to the Florida Fund these obligations may consist of other tax-exempt securities which are exempt from the Florida intangibles tax. Each Fund may purchase municipal bonds the interest on which may be subject to an alternative minimum tax. (For purposes of the 80% test described above, the interest thereon is nonetheless considered to be tax-exempt.) The investment policies of the Funds are described in detail in the Prospectus.


"WHEN-ISSUED" SECURITIES: As described in the Prospectus under "Investment Objective and Policies," each Fund may purchase new issues of tax-exempt securities on a "when-issued" basis. When a commitment to purchase a security on a "when-issued" basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Funds' assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, liquid assets sufficient to cover any commitments are always expected to be available. However, although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a "when-issued" basis may involve more risk than other types of purchases. For example, when the time comes to pay for a "when-issued" security, portfolio securities of the Fund may have to be sold in order for the Fund to meet its payment obligations, and a sale of securities to meet such obligations carries with it a potential for the realization of capital gain, which is not tax-exempt. Also, if it is necessary to sell the "when-issued" security before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the "when-issued" security was made. Moreover, any gain resulting from any such sale would not be tax-exempt. Additionally, because of market fluctuations between the time of commitment to purchase and the date of purchase, the "when-issued" security may have a lesser (or greater) value at the time of purchase than the Fund's payment obligations with respect to the security.

INDEXED SECURITIES: Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates and could involve the loss of all or a portion of the principal amount of, or interest on, the investment. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.


SWAPS AND RELATED TRANSACTIONS: Each Fund may enter into interest rate swaps and other types of available swap agreements, such as caps, collars and floors.


Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long or short-term interest rates (in the U.S. or abroad), corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.

Each Fund will segregate liquid assets to cover its current obligations under swap transactions. If a Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will segregate liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate or other factor that determines the amount of payments to be made under the arrangement. If MFS is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.


REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange (the "Exchange") or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that a Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If, at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.


VARIABLE AND FLOATING RATE OBLIGATIONS: Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them.


The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to 30 years from the date of issuance.

INVERSE FLOATING RATE OBLIGATIONS: Each Fund may invest in so called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple (approximately two times) of the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short-term obligation and link the two obligations in order to create long-term fixed-rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

OPTIONS: Each Fund may, subject to any applicable laws, write covered put and call options and purchase put and call options on fixed income securities that are traded on U.S. securities exchanges and over-the-counter on behalf of the Fund only for hedging purposes. Call options written by the Funds give the holder the right to buy the underlying securities from the Fund at a fixed exercise price; put options written by the Fund give the holder the right to sell the underlying securities to the Fund at a fixed exercise price. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call on the Fund or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. A put option written by a Fund is "covered" if the Fund segregates liquid assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price of the put written if the difference is segregated by the Fund. Put and call options written by a Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation.


Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit a Fund to generate additional premiums, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired for that Fund. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security on which it has written a call option, it will effect a closing transaction for that Fund prior to or concurrent with the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.


An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by a national securities exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


A Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by a Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

A Fund may write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

A Fund may purchase put options to hedge against a decline in the value of the Fund's portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing for the Fund's portfolio in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund, upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The Fund may also purchase put and call options for hedging and non-hedging purposes.

A Fund may purchase detachable call options on municipal securities, which are options issued by an issuer of the underlying municipal securities giving the purchaser the right to purchase the securities at a fixed price, up to a stated time in the future or, in some cases, on a future date. A Fund may purchase detachable call options either in connection with its purchase of the underlying municipal securities or in separate transactions unrelated to purchases of the underlying municipal securities. In general, however, a Fund will only purchase detachable call options that are issued at the same time as the underlying municipal securities. A Fund may or may not purchase the underlying municipal securities. Because detachable call options may be long term instruments, their value could be subject to greater volatility and, if the Fund seeks to sell an option it has purchased, it could sustain a loss of all or a portion of the amount paid to purchase the option. In this regard, detachable call options have only recently been introduced and there is not yet an established market for the sale of such instruments. In addition, depending on changes in the value of the underlying municipal security, it may not be profitable for the Fund to exercise an option it has purchased. In that event, the Fund will lose the amount of the purchase price paid for the option.


The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a Fund, cannot exceed 15% of the Fund's net assets. Although the Adviser disagrees with this position, the Adviser intends to limit each Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts each Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. Each Fund will treat all or a portion of the formula amount as illiquid for purposes of the 15% test imposed by the SEC staff. Each Fund may also write over-the-counter options with non-primary dealers and will treat the assets used to cover these options as illiquid for purposes of such 15% test.

FUTURES CONTRACTS: Each Fund intends to enter into Futures Contracts for hedging purposes and for non-hedging purposes, to the extent permitted by applicable law. A Futures Contract is a bilateral agreement providing for the purchase and sale for future delivery of a fixed income security, a contract for the purchase or sale for future delivery of Eurodollar deposits or a futures contract based on municipal bond or other financial indexes, including any index of fixed income securities ("Futures Contract"). A "sale" of a Futures Contract means a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Presently, Futures Contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, three-month U.S. Treasury Bills and bank certificates of deposit and on an index of municipal bonds and Eurodollar deposits. Existing contract markets include the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Futures Contracts are traded on these markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.


At the same time a Futures Contract is purchased or sold for a Fund, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued on a marked-to-market basis and the Fund may be required to pay or receive additional "variation margin," based on any decline or increase in the contract's value.

At the time of delivery of securities pursuant to a Futures Contract based on fixed income securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was written.

A Futures Contract based on an index of securities, such as a municipal bond index Futures Contract, provides for a cash payment equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier." The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically. In addition, Futures Contracts on Eurodollar deposits also provide for the payment and acceptance of a cash settlement, based on changes in the value of the underlying instrument.

Although Futures Contracts call for the actual delivery or acquisition of securities or, in the case of Futures Contracts based on an index, the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. A Fund incurs brokerage fees when the Trust purchases and sells Futures Contracts for it.

One purpose of the purchase or sale of a Futures Contract entered into for hedging purposes, in the case of a portfolio such as that of each of the Funds which holds or intends to acquire long term fixed income securities, is to attempt to protect the Funds from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if a Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities investing in bonds with short maturities when interest rates are expected to increase. However, the use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent a Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts, on behalf of the Fund, will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund, with respect to such Futures Contracts. The Funds also may enter into transactions in Futures Contracts for non-hedging purposes, to the extent permitted by applicable law.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

In addition, Futures Contracts entail risks. Although each Fund believes that use of such Contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such Contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. Transactions entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

OPTIONS ON FUTURES CONTRACTS: Each Fund, subject to any applicable laws, may purchase and write options on Futures Contracts ("Options on Futures Contracts") for hedging purposes and for non-hedging purposes. An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract (i.e., a purchase of the Futures Contract), in the case of a call option, or a "short" position in the underlying Futures Contract (i.e., a sale of the Futures Contract), in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Such Options on Futures Contracts will be traded on contract markets regulated by the CFTC. Depending on the pricing of the option compared to either the price of the Futures Contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the Futures Contract or underlying debt securities. As with the purchase of Futures Contracts, when a Fund's portfolio is not fully invested the Fund may purchase a call Option on a Futures Contract on behalf of that Fund to hedge against a market advance due to declining interest rates.

The writing of a call Option on a Futures Contract by a Fund may constitute a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund portfolio holdings. The writing of a put Option on a Futures Contract may constitute a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of the options is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund may incur a loss which will be reduced by the amount of the premium it receives, less related transaction costs. Depending on the degree of correlation between changes in the value of the portfolio securities of a Fund and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts, may to some extent be reduced or increased by changes in the value of the Fund's portfolio securities. The writer of an Option on a Futures Contract is subject to the requirement of initial and variation margin payments.


Each Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the security or securities included in the index underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund segregates liquid assets representing the difference. The Fund may cover the writing of put Options on Futures Contracts on behalf of a Fund (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written if liquid assets representing the difference is segregated by the Fund. Put and call Options on Futures Contracts written by a Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which they are traded and applicable laws and regulations.


Each Fund may purchase a put option on a Futures Contract to hedge its portfolio. Purchases of such put options will therefore be made for the same types of purposes as protective put options on portfolio securities. A Fund will purchase a put option on a Futures Contract to hedge the Fund's portfolio against the risk of rising interest rates.

The amount of risk a Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option plus related transaction costs, although in order to realize a profit it may be necessary to exercise the option and close out the underlying Futures Contract, subject to the risks of futures trading described herein. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option purchased. The writing of an Option on a Futures Contract, however, involves all of the risks of futures trading, including the requirement to make initial and variation margin payments. Transactions in Options on Futures Contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: Various additional risks exist with respect to the trading of options, Futures Contracts and Options on Futures Contracts. For example, a Fund's ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. The trading of Futures Contracts and options entails the additional risk of imperfect correlation between movements in the Futures or option price and the price of the underlying index or obligation, while the writing of options also entails the risk of imperfect correlation between securities used to cover options written and the securities underlying such options. The anticipated spread between the prices may be distorted because of various factors, which are set forth under "Investment Objective, Policies and Restrictions -- Futures Contracts." Transactions in options, Futures Contracts and Options on Futures Contracts entered into for non-hedging purposes involve greater risk and may result in losses which are not offset by gains on other portfolio assets.

A Fund's ability to engage in options and futures strategies will also depend on the availability of liquid markets in such instruments. "Options" above sets forth certain reasons why a liquid secondary market may not exist. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit, which could make it difficult or impossible to establish or liquidate positions. In addition, the exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instruments which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers).

Options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no clearing house performance guarantees. In addition, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.


In order to assure that the Funds will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

PORTFOLIO TRADING: The Funds intend to fully manage their portfolios by buying and selling securities, as well as by holding securities to maturity. In managing the portfolio of each Fund, the Trust seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers, which may include use of the following strategies:


    (1) shortening the average maturity of a Fund's portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

    (2) lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize tax-exempt yield;

    (3) selling one type of debt security (e.g., revenue bonds) and buying another (e.g., general obligation bonds) when disparities arise in the relative values of each; and

    (4) changing from one debt security to an essentially similar debt security when their respective yields are distorted due to market factors.

  Distribution of gains, if any, realized from the sale of Municipal Obligations (as defined in the Prospectus) or other securities are subject to federal income taxes and state personal income taxes. (See "Taxation" in this SAI and "Tax Status" in the Prospectus.) The Trust cannot predict the annual portfolio turnover rate for any Fund, but it is anticipated that the annual turnover rate of a Fund generally should not exceed 200% (excluding turnover of obligations having a maturity of one year or less). A 200% annual turnover rate would occur, for example, if all the securities in a Fund's portfolio (excluding short-term obligations) were replaced twice in a period of a year. A high turnover rate may involve greater expenses to a Fund.


  SPECIAL FACTORS AFFECTING INVESTORS IN STATE OBLIGATIONS: Investors should be aware of special factors affecting investments in each State's Municipal Obligations. For a discussion of these special factors, which does not purport to be complete, see Appendix E to the Prospectus.


  INVESTMENT RESTRICTIONS -- The Trust has adopted the following restrictions which apply to each of the Funds and which cannot be changed with respect to any Fund without the approval of the holders of a majority of the shares of that Fund (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of that Fund (or the Trust or class, as applicable) or (ii) 67% or more of the outstanding shares of that Fund (or the Trust or class, as applicable) present at a meeting at which holders of more than 50% of the Fund's outstanding shares (or the Trust or class, as applicable) are represented in person or by proxy).

  The Trust may not, on behalf of any Fund:


    (1) borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that the Trust would borrow money on behalf of a Fund only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities) (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and payment of initial and variation margin in connection therewith are not considered a pledge of assets); (for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below);


    (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit on behalf of a Fund as may be necessary for the clearance of purchases and sales of securities and except that the Trust may make deposits on behalf of a Fund on margin in connection with Options, Futures Contracts and Options on Futures Contracts;

    (3) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of Futures or the writing (in the case of each Fund except the California Fund), purchasing and selling of puts, calls or combination thereof with respect to securities and Futures Contracts;

    (4) underwrite securities issued by other persons except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (5) make loans to other persons except by purchase of debt instruments consistent with a Fund's investment policies or except through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of a Fund's total assets will be invested in repurchase agreements maturing in more than seven days;

    (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except in connection with Futures Contracts, Options on Futures Contracts and, in the case of each Fund except the California Fund, options) in the ordinary course of business (the Trust reserves the freedom of action to hold for a Fund's portfolio and to sell real estate acquired as a result of that Fund's ownership of securities);

    (7) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by any Fund; or

    (8) issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.


As a non-fundamental policy, each Fund will not knowingly invest in illiquid securities including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Fund's assets (taken at market value) would be invested in such securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegate), will not be subject to this 15% limitation.


In addition, the Trust has adopted the following operating policy for each Fund which is not fundamental and which may be changed without shareholder approval. The Trust may enter into repurchase agreements (a purchase of and a simultaneous commitment to resell a security at an agreed upon price on an agreed upon date) on behalf of a Fund (other than the California Fund) only with member banks of the Federal Reserve System and broker-dealers and only for U.S. Government securities. The Trust may enter into repurchase agreements on behalf of the California Fund with a vendor, which is usually a member bank of the Federal Reserve or a member firm (or a subsidiary thereof) of the Exchange, and only for U.S. Government securities. If the vendor of a repurchase agreement fails to pay the sum agreed to on the agreed upon delivery date, the Trust would have the right to sell the U.S. Government securities for that Fund, but might incur a loss in so doing and in certain cases may not be permitted to sell the U.S. Government securities. As noted in paragraph (5) above, the Trust may not invest more than 10% of the total assets of any Fund in repurchase agreements maturing in more than seven days.


STATE AND FEDERAL RESTRICTIONS: In order to comply with certain federal and state statutes and regulatory policies, as a matter of operating policy of the Trust, the Trust will not, on behalf of: (i) any Fund borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the portfolio of the Fund at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value)); (ii) any Fund (except the California Fund) invest more than 5% of the Fund's total assets at the time of investment in unsecured obligations of issuers which, including predecessors, controlling persons, general partners and guarantors, have a record of less than three years' continuous business operation or relevant business experience; (iii) any Fund (except the California Fund) purchase or retain in the Fund's portfolio any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, partner, officer or Director of the Adviser if, after the purchase of the securities of such issuer, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both; (iv) any Fund sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions; (v) any Fund invest for the purpose of exercising control or management; (vi) any Fund purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust will not purchase on behalf of any Fund the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Trust shall not purchase on behalf of any Fund securities issued by any open-end investment company; (vii) any Fund (except the California Fund) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in unmarketable securities (included under the 15% limit on investments in illiquid securities are OTC options, repurchase agreements maturing in more than seven days and unmarketable securities) or; (viii) any Fund (except the California Fund) purchase securities (other than bonds, notes, and obligations issued or guaranteed by the United States or any agency or instrumentality of the United States, which may be purchased without limitation) if as a result, at the close of any quarter in the Trust's taxable year, 25% or more of a Fund's total assets would be invested in securities of any one issuer. In addition, the Trust will not on behalf of the California Fund: (i) pledge, mortgage or hypothecate for any purpose in excess of 15% of such Fund's net assets (taken at market value); or (ii) invest more than 15% of such Fund's total assets (taken at the greater of cost or market value) in securities that are not readily marketable. These policies are not fundamental and may be changed by the Trust with respect to any Fund without shareholder approval in response to changes in the various state and federal requirements.

PERCENTAGE AND RATING RESTRICTIONS: Except for Investment Restriction
(1) and the non-fundamental investment policy regarding illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


3.  PERFORMANCE INFORMATION
TOTAL RATE OF RETURN: The Trust will calculate the total rate of return for each class of shares of a Fund for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the contingent deferred sales charge (the "CDSC") or maximum offering price) to reach the value of that investment at the end of the periods. The Trust may also calculate on behalf of each class of shares of a Fund (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge applicable to Class A shares (4.75% maximum), and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.


Each Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which initially has a later inception date than another class of shares of a Fund is based both on (i) the performance of that Fund's newer class from its inception date and (ii) the performance of that Fund's oldest class from its inception date up to the class inception date of the newer class.


As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of each Fund's class of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of share bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).


Total rate of return quotations for each Class of each Fund are presented in Appendix A attached hereto under the heading "Performance Quotations."

PERFORMANCE RESULTS: The performance results presented in Appendix A attached hereto under the heading "Performance Results" assume an initial investment of $10,000 in Class A shares and cover the period from the initial public offering date of Class A shares, as indicated, to December 31, 1997. It has been assumed that dividends and capital gain distributions for each Fund were reinvested in additional shares. These performance results, as well as any yield, tax-equivalent yield, current distribution rate or total rate of return quotation provided by the Trust, on behalf of a Fund, and presented in Appendix A, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate performance quotations should be considered when comparing performance quotations of a Fund to performance quotations published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).


YIELD: Any yield quotation for a class of shares of a Fund is based on the annualized net investment income per share of the Fund attributable to that class over a 30-day period. The yield for a class of shares of a Fund is calculated by dividing the net investment income per share allocated to that class earned during the period by the maximum offering price per share of that class of shares on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest earned by the Fund allocated to that class during the period, minus accrued expenses of that class for the period, by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The yield calculations for Class A shares assume a maximum sales charge of 4.75%. The yield calculations assume no CDSC is paid. Yield quotations for each class of each Fund are presented in Appendix A attached hereto under the heading "Performance Quotations."

TAX-EQUIVALENT YIELD: The tax-equivalent yield for a class of shares of a Fund is calculated by determining the rate of return that would have to be achieved on a fully taxable investment in such shares to produce the after-tax equivalent of the yield of that class. In calculating tax-equivalent yield, a Fund assumes certain federal tax brackets for shareholders and does not take into account state taxes. Tax-equivalent yield quotations for each class of each Fund are presented in Appendix A attached hereto under the heading "Performance Quotations."


CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 4.75%. The Fund's current distribution rate calculation for Class B and Class C shares assumes no CDSC is paid. Current distribution rate quotations for each class of each Fund are presented in Appendix A attached hereto under the heading "Performance Quotations."

GENERAL: From time to time each Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.


From time to time, the Funds may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

The Funds may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.


From time to time the Funds may also discuss or quote their views of their distributor, investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(SM) program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.


The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.

      -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

      -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

      -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

      -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").


      -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.


      -- 1976 -- MFS Municipal Bond Fund is among the first municipal bond funds established.

      -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

      -- 1981 -- MFS World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

      -- 1984 -- MFS Municipal High Income Fund is the first mutual fund to seek high tax-free income from lower- rated municipal securities.

      -- 1986 -- MFS Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

      -- 1986 -- MFS Municipal Income Trust is the first closed- end, high-yield municipal bond fund traded on the New York Stock Exchange.

      -- 1987 -- MFS Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

      -- 1989 -- MFS Regatta becomes America's first non- qualified market-value-adjusted fixed/variable annuity.

      -- 1990 -- MFS World Total Return Fund is the first global balanced fund.

      -- 1993 -- MFS World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisors.


      -- 1993 -- MFS becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


4. DETERMINATION OF PUBLIC OFFERING PRICE AND NET ASSET VALUE; VALUATION OF PORTFOLIO SECURITIES
Descriptions of the manner in which the shares of the Funds are offered to the public, including the methods used in determining the public offering price of shares in each Fund, appear in the Prospectus under the heading "Purchases."

The net asset value per share of each class of shares of each Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to a class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. As described in the Prospectus, debt securities (other than short-term obligations) in each Fund's portfolio are valued on the basis of valuations furnished by a pricing service since such valuations are believed to reflect the fair value of such securities. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing service has been approved by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Other short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Positions in listed options, Options on Futures Contracts and Futures Contracts will normally be valued at the closing settlement price on the commodities exchange on which they are primarily traded. Portfolio securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


5.  MANAGEMENT OF THE TRUST
The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The Adviser is responsible for the investment management of the portfolio of each Fund, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES
RICHARD B. BAILEY* (born 9/14/26)
Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 1991)


MARSHALL N. COHAN (born 11/14/26)
Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida


LAWRENCE H. COHN, M.D. (born 3/11/37)
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical
  School, Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
Edmund Gibbons Limited, Chief Executive Officer; Colonial Insurance Company,
  Ltd., Director and Chairman
Address: 21 Reid Street, Hamilton, Bermuda HM 12


ABBY M. O'NEILL (born 4/27/28)
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York


WALTER E. ROBB, III (born 8/18/26)
Benchmark Advisors, Inc. (financial consultants), President and Treasurer;
  Benchmark Consulting Group, Inc. (office services), President; CitiFunds and CitiSelect Folios (mutual funds), Trustee
Address: 110 Broad Street, Boston, Massachusetts


ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary


JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, Chairman, Chief Executive Officer and President

J. DALE SHERRATT (born 9/23/38)
Insight Resources, Inc. (acquisition planning specialists), President;
  Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993)
Address: One Liberty Square, Boston, Massachusetts

WARD SMITH (born 9/13/30)
NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director; Society Corporation (bank holding company)
Address: 36080 Shaker Boulevard, Hunting Valley, Ohio

OFFICERS
GEOFFREY L. SCHECHTER,* Vice President (born 12/17/62)
Massachusetts Financial Services Company, Vice President

DANIEL E. McMANUS*, Assistant Vice President (born 2/15/61)
Massachusetts Financial Services Company, Assistant Vice President


STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary


JAMES R. BORDEWICK, JR.,* Assistant Secretary and Assistant Clerk
  (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel


W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President

MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994).

ELLEN M. MOYNIHAN,* Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September
  1996); Deloitte & Touche LLP, Senior Manager (until September 1996).

----------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.


Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor. Mr. Shames, the Chairman and a Director of MFD, Mr. Scott, a Director of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life ").

The Trust pays, on behalf of the Funds, the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee for each Fund, of $833 per year plus $67 per meeting and per committee meeting attended together with out-of-pocket expenses, as incurred) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Scott and Shames. The Trust will accrue compensation expenses each year to cover current year's service and amortize past service cost.


Set forth below is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.


TRUSTEE COMPENSATION TABLES

                                                ALABAMA FUND
                                                                                             TOTAL TRUSTEES
                                                 RETIREMENT BENEFIT        ESTIMATED           FEES FROM
                               TRUSTEES FEE      ACCRUED AS PART OF      CREDITED YEARS           FUND
          TRUSTEE               FROM FUND        FUND'S EXPENSES(1)      OF SERVICE(2)         COMPLEX(3)
---------------------------    ------------      ------------------      --------------      --------------
Richard B. Bailey .........       $1,500                $429                   10               $242,022
Marshall N. Cohan .........        1,700                 660                   12                148,067
Lawrence H. Cohn ..........        1,433                 296                   18                123,917
J. David Gibbons ..........          450                 600                   12                129,842
Abby M. O'Neill ...........        1,500                 358                   10                129,842
Walter E. Robb, III .......        1,767                 413                    9                148,067
Arnold D. Scott ...........            0                   0                  N/A                      0
Jeffrey L. Shames .........            0                   0                  N/A                      0
J. Dale Sherratt ..........        1,833                 357                   20                184,067
Ward Smith ................        1,767                 446                   13                184,067

                                         ARKANSAS AND FLORIDA FUNDS
                                                                                             TOTAL TRUSTEES
                                                 RETIREMENT BENEFIT                            FEES FROM
                               TRUSTEES FEE       ACCRUED AS PART          ESTIMATED           FUNDS AND
                                FROM EACH             OF EACH            CREDITED YEARS           FUND
          TRUSTEE                  FUND          FUND'S EXPENSES(1)      OF SERVICE(2)         COMPLEX(3)
---------------------------    ------------      ------------------      --------------      --------------
Richard B. Bailey .........       $1,500                $429                   10               $242,022
Marshall N. Cohan .........        1,700                 495                   10                148,067
Lawrence H. Cohn ..........        1,433                 296                   18                123,917
J. David Gibbons ..........          450                 450                   10                129,842
Abby M. O'Neill ...........        1,500                 358                   10                129,842
Walter E. Robb, III .......        1,767                 413                    9                148,067
Arnold D. Scott ...........            0                   0                  N/A                      0
Jeffrey L. Shames .........            0                   0                  N/A                      0
J. Dale Sherratt ..........        1,833                 357                   20                184,067
Ward Smith ................        1,767                 446                   13                184,067

                                               CALIFORNIA FUND
                                                                                             TOTAL TRUSTEES
                                 TRUSTEES        RETIREMENT BENEFIT        ESTIMATED           FEES FROM
                                FEES FROM        ACCRUED AS PART OF      CREDITED YEARS           FUND
          TRUSTEE                  FUND          FUND'S EXPENSES(1)      OF SERVICE(2)         COMPLEX(3)
---------------------------    ------------      ------------------      --------------      --------------
Richard B. Bailey .........       $1,500                $773                   10               $242,022
Marshall N. Cohan .........        1,700                1,584                  14                148,067
Lawrence H. Cohn ..........        1,433                  556                  18                123,917
J. David Gibbons ..........          450                1,260                  13                129,842
Abby M. O'Neill ...........        1,500                  644                  10                129,842
Walter E. Robb, III .......        1,767                1,584                  17                148,067
Arnold D. Scott ...........            0                    0                 N/A                      0
Jeffrey L. Shames .........            0                    0                 N/A                      0
J. Dale Sherratt ..........        1,833                  660                  20                184,067
Ward Smith ................        1,767                  825                  13                184,067

                                         GEORGIA AND NEW YORK FUNDS
                                                                                             TOTAL TRUSTEES
                                                 RETIREMENT BENEFIT                            FEES FROM
                               TRUSTEES FEE       ACCRUED AS PART          ESTIMATED           FUNDS AND
                                FROM EACH             OF EACH            CREDITED YEARS           FUND
          TRUSTEE                  FUND          FUND'S EXPENSES(1)      OF SERVICE(2)         COMPLEX(3)
---------------------------    ------------      ------------------      --------------      --------------
Richard B. Bailey .........       $1,500                $429                   10               $242,022
Marshall N. Cohan .........        1,700                 825                   14                148,067
Lawrence H. Cohn ..........        1,433                 296                   18                123,917
J. David Gibbons ..........          450                 675                   13                129,842
Abby M. O'Neill ...........        1,500                 358                   10                129,842
Walter E. Robb, III .......        1,767                 825                   14                148,067
Arnold D. Scott ...........            0                   0                  N/A                      0
Jeffrey L. Shames .........            0                   0                  N/A                      0
J. Dale Sherratt ..........        1,833                 357                   20                184,067
Ward Smith ................        1,767                 446                   13                184,067

                                             MASSACHUSETTS FUND
                                                                                             TOTAL TRUSTEES
                                                 RETIREMENT BENEFIT        ESTIMATED           FEES FROM
                               TRUSTEES FEE      ACCRUED AS PART OF      CREDITED YEARS           FUND
          TRUSTEE               FROM FUND        FUND'S EXPENSES(1)      OF SERVICE(2)         COMPLEX(3)
---------------------------    ------------      ------------------      --------------      --------------
Richard B. Bailey .........       $1,500                $429                   10               $242,022
Marshall N. Cohan .........        1,700                 825                   17                148,067
Lawrence H. Cohn ..........        1,433                 296                   18                123,917
J. David Gibbons ..........          450                 675                   13                129,842
Abby M. O'Neill ...........        1,500                 358                   10                129,842
Walter E. Robb, III .......        1,767                 825                   17                148,067
Arnold D. Scott ...........            0                   0                  N/A                      0
Jeffrey L. Shames .........            0                   0                  N/A                      0
J. Dale Sherratt ..........        1,833                 357                   20                184,067
Ward Smith ................        1,767                 446                   13                184,067

                                  MARYLAND, NORTH CAROLINA, SOUTH CAROLINA,
                                      VIRGINIA AND WEST VIRGINIA FUNDS
                                                                                             TOTAL TRUSTEES
                                                 RETIREMENT BENEFIT                            FEES FROM
                               TRUSTEES FEE       ACCRUED AS PART          ESTIMATED           FUNDS AND
                                FROM EACH             OF EACH            CREDITED YEARS           FUND
          TRUSTEE                  FUND          FUND'S EXPENSES(1)      OF SERVICE(2)         COMPLEX(3)
---------------------------    ------------      ------------------      --------------      --------------
Richard B. Bailey .........       $1,500                $429                   10               $242,022
Marshall N. Cohan .........        1,700                 825                   14                148,067
Lawrence H. Cohn ..........        1,433                 296                   18                123,917
J. David Gibbons ..........          450                 675                   13                129,842
Abby M. O'Neill ...........        1,500                 358                   10                129,842
Walter E. Robb, III .......        1,767                 825                   17                148,067
Arnold D. Scott ...........            0                   0                  N/A                      0
Jeffrey L. Shames .........            0                   0                  N/A                      0
J. Dale Sherratt ..........        1,833                 357                   20                184,067
Ward Smith ................        1,767                 446                   13                184,067

                                     MISSISSIPPI AND PENNSYLVANIA FUNDS
                                                                                             TOTAL TRUSTEES
                                                 RETIREMENT BENEFIT                            FEES FROM
                               TRUSTEES FEE       ACCRUED AS PART          ESTIMATED           FUNDS AND
                                FROM EACH             OF EACH            CREDITED YEARS           FUND
          TRUSTEE                  FUND          FUND'S EXPENSES(1)      OF SERVICE(2)         COMPLEX(3)
---------------------------    ------------      ------------------      --------------      --------------
Richard B. Bailey .........       $1,500                $357                    9               $242,022
Marshall N. Cohan .........        1,700                 413                    9                148,067
Lawrence H. Cohn ..........        1,433                 296                   18                123,917
J. David Gibbons ..........          450                 375                    9                129,842
Abby M. O'Neill ...........        1,500                 358                   10                129,842
Walter E. Robb, III .......        1,767                 413                    9                148,067
Arnold D. Scott ...........            0                   0                  N/A                      0
Jeffrey L. Shames .........            0                   0                  N/A                      0
J. Dale Sherratt ..........        1,833                 357                   20                184,067
Ward Smith ................        1,767                 446                   13                184,067

                                               TENNESSEE FUND
                                                                                             TOTAL TRUSTEES
                                                 RETIREMENT BENEFIT        ESTIMATED           FEES FROM
                               TRUSTEES FEE      ACCRUED AS PART OF      CREDITED YEARS           FUND
          TRUSTEE               FROM FUND        FUND'S EXPENSES(1)      OF SERVICE(2)         COMPLEX(3)
---------------------------    ------------      ------------------      --------------      --------------
Richard B. Bailey .........       $1,500                $429                   10               $242,022
Marshall N. Cohan .........        1,700                 825                   14                148,067
Lawrence H. Cohn ..........        1,433                 296                   18                123,917
J. David Gibbons ..........          450                 675                   13                129,842
Abby M. O'Neill ...........        1,500                 358                   10                129,842
Walter E. Robb, III .......        1,767                 825                   14                148,067
Arnold D. Scott ...........            0                   0                  N/A                      0
Jeffrey L. Shames .........            0                   0                  N/A                      0
J. Dale Sherratt ..........        1,833                 357                   20                184,067
Ward Smith ................        1,767                 446                   13                184,067

ESTIMATED ANNUAL BENEFITS PAYABLE BY EACH FUND UPON RETIREMENT(4)

                                         YEARS OF SERVICE
      AVERAGE       ----------------------------------------------------------
    TRUSTEE FEES          3             5             7          10 OR MORE
------------------------------------------------------------------------------
       $1,290            $193          $322          $451          $  645
        1,435             215           359           502             718
        1,580             237           395           553             790
        1,726             259           431           604             863
        1,871             281           468           655             935
        2,016             302           504           706           1,008

------------
(1) For fiscal year ended March 31, 1998.
(2) Based on normal retirement age of 75. See the table below for the estimated annual benefits payable upon retirement by a Fund to a Trustee based on his or her estimated credited years of service.
(3) For calendar year 1997. All Trustees receiving compensation served as Trustees of 42 funds within the MFS Fund complex (having aggregate net assets at December 31, 1997, of approximately $19 billion) except Mr. Bailey, who served as Trustee of 69 funds within the MFS Fund complex (having aggregate net assets at December 31, 1997, of approximately $48 billion).
(4) Other funds in the MFS Fund complex provide similar retirement benefits to the Trustees.

As of July 1, 1998, officers and Trustees of the Trust owned less than 1% of the outstanding shares of any class of any Fund of the Trust.

Listed in the chart below are the name, address and percentage of ownership of each person who owns of record or is known by the Trust to own of record or beneficially five percent or more of any class of any Fund's outstanding securities as of July 1, 1998.

                                                                                 APPROXIMATE
                                                                 FUND               NUMBER          % OF
OWNER & ADDRESS                                               AND CLASS            OF SHARES        CLASS
---------------                                               ---------            ---------        -----

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Alabama
  Lake Drive, Jacksonville, Florida                          Class A               1,649,812        23.92%

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Alabama
  Lake Drive, Jacksonville, Florida                          Class B                 274,435        34.11

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Arkansas
  Lake Drive, Jacksonville, Florida                          Class A               2,275,168        17.86

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Arkansas
  Lake Drive, Jacksonville, Florida                          Class B                 250,563        33.48

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         California
  Lake Drive,  Jacksonville, Florida                         Class A               4,470,285        11.66

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         California
  Lake Drive, Jacksonville, Florida                          Class B               1,391,933        17.66%

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         California
  Lake Drive, Jacksonville, Florida                          Class C                 226,053        25.81

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Florida
  Lake Drive, Jacksonville, Florida                          Class A               1,003,141        13.38

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Florida
  Lake Drive, Jacksonville, Florida                          Class B                 366,411        21.70

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Georgia
  Lake Drive, Jacksonville, Florida                          Class A                 434,664         7.91

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Georgia
  Lake Drive, Jacksonville, Florida                          Class B                 271,871        25.32

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Maryland
  Lake Drive, Jacksonville, Florida                          Class A               1,007,223         8.99

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Maryland
  Lake Drive,  Jacksonville, Florida                         Class B                 150,240         7.74

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Massachusetts
  Lake Drive, Jacksonville, Florida                          Class A               2,837,739        13.41

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Massachusetts
  Lake Drive, Jacksonville, Florida                          Class B                 192,106        10.68

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Mississippi
  Lake Drive, Jacksonville, Florida                          Class A                 926,219        14.00

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Mississippi
  Lake Drive, Jacksonville, Florida                          Class B                 295,775        27.66

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         New York
  Lake Drive, Jacksonville, Florida                          Class A               1,079,923        10.42

Merrill Lynch Pierce Fenner & Smith, Inc., P.O. Box          New York
  45286, Jacksonville, Florida                               Class B                 265,213        10.95

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         North Carolina
  Lake Drive, Jacksonville, Florida                          Class B                 229,326         5.94

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         North Carolina
  Lake Drive, Jacksonville, Florida                          Class C                 118,257        15.75

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Pennsylvania
  Lake Drive, Jacksonville, Florida                          Class B                 246,861        11.88

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         South Carolina
  Lake Drive, Jacksonville, Florida                          Class A                 805,574         6.80

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         South Carolina
  Lake Drive, Jacksonville, Florida                          Class B                 258,403        10.90

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Tennessee
  Lake Drive, Jacksonville, Florida                          Class A                 967,858         9.82%

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Tennessee
  Lake Drive, Jacksonville, Florida                          Class B                 260,486        15.06

Smith Barney Inc.,                                           Tennessee
  388 Greenwich Street                                       Class B
  New York, NY                                                                        94,097         5.44

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Virginia
  Lake Drive, Jacksonville, Florida                          Class A               2,300,473         7.24

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Virginia
  Lake Drive, Jacksonville, Florida                          Class B                 762,860        26.90

Robert E. Hawkins,                                           Virginia
  Lynchburg, Virginia                                        Class C                  18,456         5.95

Martha Scott                                                 Virginia
  Springfield, VA                                            Class C                  21,042         6.78

Gerald/Alice Stahr                                           Virginia
  Springfield, VA                                            Class C                  31,238        10.07

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Virginia
  Lake Drive, Jacksonville, Florida                          Class C                  32,795        10.57

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or by a reasonable determination pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life. The Prospectus contains information with respect to the management of the Adviser and to the investment companies for which MFS serves as investment adviser.


The Adviser manages the assets of the Alabama, Georgia, Maryland, Massachusetts, New York, North Carolina, South Carolina, Tennessee, Virginia and West Virginia Funds pursuant to an Investment Advisory Agreement, dated August 24, 1984. The Adviser manages the assets of the Arkansas and Florida Funds pursuant to separate Investment Advisory Agreements, each dated February 1, 1992. The Adviser manages the assets of the Mississippi Fund pursuant to an Investment Advisory Agreement, dated August 1, 1992. The Adviser manages the assets of the Pennsylvania Fund pursuant to an Investment Advisory Agreement, dated February 1, 1993. The Adviser manages the assets of the California Fund pursuant to an Investment Advisory Agreement dated September 1, 1993. (Each of these Investment Advisory Agreements are referred to herein as the "Advisory Agreements.") Under the Advisory Agreements, the Adviser provides each Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for each Fund. For these services the Adviser receives a management fee from each Fund computed and paid monthly at the annual rate of 0.55% of the average daily net assets of the Fund for its then-current fiscal year. The Adviser has voluntarily reduced the management fee for an indefinite period with respect to the Funds. See "Management of the Trust -- Investment Adviser" in the Prospectus.


For the Trust's fiscal years ended March 31, 1998, March 31, 1997 and March 31, 1996, MFS received the following aggregate advisory fees and MFS waived the following advisory fees, in whole or in part, for the same periods:

For the fiscal year ended March 31, 1998:

                                               ADVISORY FEES       ADVISORY FEES
                                                RECEIVED BY          WAIVED BY
FUND                                               MFS(1)               MFS
----                                            -----------         ------------

Alabama .................................        $  406,678          $ 55,426
Arkansas ................................           706,877            95,452
California ..............................         1,492,065           407,800
Florida .................................           459,188            63,152
Georgia .................................           390,188            71,098
Maryland ................................           657,155           146,404
Massachusetts ...........................         1,141,991           254,419
Mississippi .............................           371,239            50,559
New York ................................           710,454            96,880
North Carolina ..........................         1,927,622           429,491
Pennsylvania ............................           149,076            70,220
South Carolina ..........................           786,867           175,283
Tennessee ...............................           565,280           125,923
Virginia ................................         1,849,480           412,175
West Virginia ...........................           692,403            96,657

For the fiscal year ended March 31, 1997:


                                               ADVISORY FEES       ADVISORY FEES
                                                RECEIVED BY          WAIVED BY
FUND                                               MFS(1)               MFS
----                                            -----------         ------------

Alabama .................................        $  477,327             N/A
Arkansas ................................           908,167             N/A
California ..............................         1,156,144          $432,694
Florida .................................           549,091             N/A
Georgia .................................           361,309            48,303
Maryland ................................           716,338            97,218
Massachusetts ...........................         1,244,262           169,487
Mississippi .............................           455,195             N/A
New York ................................           856,664             N/A
North Carolina ..........................         2,129,831           288,877
Pennsylvania ............................            43,590           192,560
South Carolina ..........................           864,108           116,415
Tennessee ...............................           599,164            82,026
Virginia ................................         2,093,440           284,139
West Virginia ...........................           800,535             N/A

For the fiscal year ended March 31, 1996:

                                               ADVISORY FEES       ADVISORY FEES
                                                RECEIVED BY          WAIVED BY
FUND                                               MFS(1)               MFS
----                                            -----------         ------------

Alabama .................................        $  500,417             N/A
Arkansas ................................         1,060,604             N/A
California ..............................         1,225,235          $457,078
Florida .................................           536,315            38,724
Georgia .................................           458,694             N/A
Maryland ................................           863,230             N/A
Massachusetts ...........................         1,484,656             N/A
Mississippi .............................           384,073           113,594
New York ................................           934,490             N/A
North Carolina ..........................         2,550,849             N/A
Pennsylvania ............................            39,790           177,800
South Carolina ..........................         1,031,063             N/A
Tennessee ...............................           697,496             N/A
Virginia ................................         2,540,788             N/A
West Virginia ...........................           795,243             N/A


(1) After any applicable fee reduction.

The Adviser pays the compensation of the officers of the Trust and of any Trustee who is an officer of MFS. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the investments of the Funds and effecting the portfolio transactions of the Funds. See "Expenses" in the Prospectus for a description of expenses paid by the Trust and reimbursement arrangements in effect between the Adviser and the Trust.


The Advisory Agreements will remain in effect until August 1, 1999 and will continue in effect thereafter with respect to any Fund only if such continuance is specifically approved at least annually by the Trustees or by vote of the holders of a majority of the shares of that Fund (as defined in "Investment Restrictions" above) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreements terminate automatically if they are assigned and may be terminated without penalty by vote of the holders of a majority of the shares of that Fund (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreements provide that if MFS ceases to serve as the Adviser for each Fund of the Trust, the Trust will change its name so as to delete the term "MFS." The Advisory Agreements further provide that MFS may render similar services to others and may permit investment company clients in addition to the Trust to use the term "MFS" in their names. The Advisory Agreements also provide that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Trust, except for wilful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreements.


ADMINISTRATOR
MFS provides each Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, each Fund pays MFS an administrative fee of up to 0.015% per annum of such Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the periods ended March 31, 1998 and 1997, MFS received the following amounts under the Master Administrative Services Agreement from the Funds:

                                                FEES RECEIVED BY MFS
                                         ----------------------------------
                                                                  FOR
                                            FOR THE          MARCH 1, 1997
                                           YEAR ENDED           THROUGH
FUND                                     MARCH 31, 1998      MARCH 31, 1997
----                                     --------------      --------------
Alabama                                     $11,875              $1,119
Arkansas                                     20,632               2,041
California                                   38,331               3,698
Florida                                      13,397               1,271
Georgia                                      10,002                 924
Maryland                                     20,597               1,917
Massachusetts                                35,807               3,335
Mississippi                                  10,839               1,033
New York                                     20,744               1,978
North Carolina                               60,449               5,652
Pennsylvania                                  5,618                 486
South Carolina                               24,661               2,269
Tennessee                                    17,714               1,627
Virginia                                     58,011               5,513
West Virginia                                20,233               1,895

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Trust's assets. The Custodian's responsibilities include safekeeping and controlling the Trust's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Trust's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of each Fund. The Custodian does not determine the investment policies of the Trust or decide which securities the Trust will buy or sell. The Trust may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also serves as the dividend disbursing agent of the Trust.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc., a wholly owned subsidiary of MFS (the "Shareholder Servicing Agent"), is the Trust's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement, effective August 1, 1985 (the "Agency Agreement") with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records, in connection with the issuance, transfer and redemption of each class of shares of each Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of each Fund at an annual rate of 0.1125%. In addition, the Shareholder Servicing Agent will be reimbursed by the Trust for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Trust.

State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Trust, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend disbursing agent functions for the Trust.


DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of each Fund pursuant to a Distribution Agreement dated January 1, 1995 (the "Distribution Agreement") with the Trust. Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling shares of the Trust to dealers. The public offering price of Class A shares of each Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of Class A shares of each Fund is calculated by dividing the net asset value of a Class A share of such Fund by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of each Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI)

Class A shares of each Fund may be sold at their net asset value to certain persons and in certain instances, as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Trust have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The commission paid to the distributor is the difference between the total amount invested and the sum of (a) the net proceeds to a Fund and (b) the dealer commission. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD pays a commission on purchases of $1 million or more as described in the Prospectus.

CLASS B AND CLASS C SHARES: MFD acts as agent in selling Class B and Class C shares of the Trust. The public offering price of Class B and Class C shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus).

GENERAL: On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares. Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change.

See Appendix B attached hereto for information regarding the amount of sales charges received by MFD, dealers, banks and certain other financial institutions.


The Distribution Agreement will remain in effect until August 1, 1999 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the applicable Fund's shares and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

6.  TAXATION
Each Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including the requirements as to the nature of each Fund's gross income, the amount of each Fund's distributions (as a percentage of both the Fund's overall income and its tax-exempt income) and the composition of the Fund's portfolio assets. Because each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any Fund will be required to pay any federal income or excise taxes. If any Fund should fail to qualify as a "regulated investment company" in any year, such Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

The portion of a Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of a tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. The percentage of income designated as tax-exempt will be applied uniformly to all distributions by a Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from a Fund on their federal income tax returns.

A Fund may also recognize some net investment income that is not tax-exempt as well as capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income taxes, and any state or local taxes, on the non-exempt interest dividends and capital gain distributions they receive from a Fund; however, the Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. That portion of net investment income distributions not designated as exempt-interest dividends and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Because each Fund expects to earn primarily tax-exempt interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Such capital gains will generally be taxable to shareholders as if the shareholders had directly realized gains from the same sources from which they were realized by the Fund. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. Each Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.


Any Fund distribution of net capital gains or net short-term capital gains will have the effect of reducing the per share net asset value of shares in a Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Interest on indebtedness incurred by shareholders or to purchase or carry shares of a Fund will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of a Fund.


In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss; a long-term capital gain realized by an individual, estate or trust may be eligible for reduced tax rates if the shares were held for more than 18 months. However, any loss realized upon a disposition of shares in a Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of a Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

Each Fund's current dividend and accounting policies will affect the amount, timing and character of distributions to shareholders, and may under certain circumstances make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds, deferred interest bonds and certain securities purchased at a market discount will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

A Fund's transactions in options, Futures Contracts and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles" and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund will limit its activities in options, Futures Contracts and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from a Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

As long as it qualifies as a regulated investment company under the Code, no Fund will be required to pay Massachusetts income or excise taxes.


Distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. Each Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in any Fund.


The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority. Some states do exempt from tax that portion of the exempt-interest dividend which represents interest received by a regulated investment company on its holdings of tax-exempt securities of that state and its political subdivisions and instrumentalities. Therefore, each Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year from Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption of exempt-interest dividends under applicable state and local laws.


7.  SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS -- The Trust makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Trust.

  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of a Fund alone or in combination with shares of any class of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of such Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase of Class A shares will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of a Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month (or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares with a current offering price value of $75,000 and purchases an additional $25,000 of Class A shares of a Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

  SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

  DISTRIBUTION INVESTMENT PROGRAM: Distributions of net investment income and capital gains made by a Fund with respect to a particular class of shares may be automatically invested in the same class of shares of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Option should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the SWP. SWP payments are drawn from the proceeds of the redemption of shares held in the shareholder's account (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order:
(i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares";
(iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to the CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividends and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of a Fund at the net asset value in effect at the close of business on the last day of the month for such distributions. To initiate this service, shares generally having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of a Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Trust with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Trust ceases to assume the cost of these services. The Trust may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of a Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Trust.

  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds (if available for sale) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of transfers (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing --signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

  INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Trust directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

  REINSTATEMENT PRIVILEGE: Shareholders of each Fund and shareholders of the other MFS Funds (except the MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of shares reinvested in the MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange such shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of Class C shares and certain Class A shares, such CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

  EXCHANGE PRIVILEGE: Subject to the requirements set forth below, some or all of the shares of any Fund for which payment has been received by the Fund (i.e. an established account) may be exchanged for shares of the same class of any other Fund or any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares), at their net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing, signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 (except that the minimum is $50 for accounts of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of the shares of the same class of the other Fund or the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. If the Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the restrictions set forth above have been complied with at that time. However, payment of the redemption proceeds by the Trust, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Trust determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the restrictions set forth above. No more than five exchange requests may be made in any one telephone Exchange Request.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers, or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except the MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund for shares acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of any Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each Fund may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).


TAX-DEFERRED RETIREMENT PLANS -- Except as noted below, shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:

  Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

  Simplified Employee Pension (SEP-IRA) Plans;


  Retirement Plans qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended;

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

  Certain other qualified pension and profit-sharing plans.

The plan documents and forms provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.

8.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Trust presently has 16 series of shares and has reserved the right to create additional series of shares. In addition to the Funds described in this SAI, the Trust offers shares of MFS Municipal Income Fund pursuant to a separate prospectus and statement of additional information. Each share of a class of a series represents an equal proportionate interest in that series with each other share of that series subject to any expenses attributable to that class. The shares of a class of each series participate equally in the earnings, dividends and assets of the particular series subject to any expenses attributable to that class. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion to Class B Shares" in the Prospectus). Shares when issued are fully paid and non-assessable. Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees. Shareholders of each series would be entitled to share pro rata in the net assets of that series available for distribution to shareholders should the Trust or that series be liquidated. Any series may be terminated
(i) upon the merger or consolidation of the series with another organization or upon the sale of all or substantially all of its assets to another open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the series, except that if the Trustees recommend such merger, consolidation or sale of assets, the approval by vote of the holders of a majority of the shares of the series (as defined in "Investment Restrictions" above) will be sufficient, or (ii) upon liquidation and distribution of the assets of the series, if approved by the vote of the holders of a majority of the shares of the series (as defined in "Investment Restrictions" above) or by the Trustees. Unless each series is so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

9.  PORTFOLIO TRANSACTIONS
Specific decisions to purchase or sell securities for each Fund are made by employees of the Adviser, who are appointed and supervised by its senior officers. Changes in each Fund's investments are reviewed by the Board of Trustees. A Fund's portfolio manager may serve other Funds and other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. Municipal Obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. Securities firms may receive brokerage commissions on transactions involving futures. The Adviser attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Fund. The Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving Futures Contracts or Options on Futures Contracts. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of each Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Trust's portfolio transactions. Also, subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser.

In certain instances there may be securities which are suitable for a Fund as well as that of another Fund or one or more other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Trust and for such other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as any Fund is concerned. In some cases, however, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

10.  DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares, (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit each Fund and the respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Fund and each class of shares offered by each Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of each Fund. Such an increase may reduce each Fund's expense ratio to the extent that each Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid:
(i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.


DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Funds. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment.

GENERAL: The Distribution Plan will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between each Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the relevant Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the relevant Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in any of the Distribution Plans or in any related agreement.

Appendix C attached hereto contains information concerning amounts paid with respect to each Class of shares of each Fund under the Distribution Plan for the fiscal year ended March 31, 1998.


11.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
Deloitte & Touche LLP are the Funds' independent auditors, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.


For each Fund, the Portfolios of Investments at March 31, 1998, the Statements of Assets and Liabilities at March 31, 1998, the Statements of Operations for the year ended March 31, 1998, the Statements of Changes in Net Assets for the years ended March 31, 1998 and March 31, 1997, the Notes to Financial Statements and the Reports of Independent Auditors, each of which is included in the Annual Reports to shareholders of the Trust, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing. A copy of the Funds' Annual Reports accompany this SAI.

                                  APPENDIX A

                      PERFORMANCE RESULTS AND QUOTATIONS

The performance results and quotations below should not be considered as representative of the performance of any Fund in the future since the net asset value and public offering price of shares of the Funds will vary. See "Performance Information" above.

                             PERFORMANCE RESULTS

                                CLASS A SHARES

                              VALUE OF        VALUE OF      VALUE OF
                           INITIAL $10,000  CAPITAL GAIN   REINVESTED   TOTAL
YEAR ENDED                   INVESTMENT     DISTRIBUTIONS  DIVIDENDS    VALUE
----------                   ----------     -------------  ---------    -----


                                 ALABAMA FUND
December 31, 1990(1)           $ 9,620          $  0        $   516    $10,136
December 31, 1991                9,990            66          1,270     11,326
December 31, 1992               10,250            81          1,996     12,327
December 31, 1993               10,920           110          2,848     13,878
December 31, 1994                9,840           130          3,250     13,220
December 31, 1995               10,840           144          4,361     15,345
December 31, 1996               10,580           267          5,057     15,904
December 31, 1997               10,840           465          6,051     17,356

                                 ARKANSAS FUND
December 31, 1992(2)           $ 9,780          $  0        $   549    $10,329
December 31, 1993               10,400             2          1,209     11,611
December 31, 1994                9,200            49          1,659     10,908
December 31, 1995               10,040            53          2,447     12,540
December 31, 1996                9,850            52          3,036     12,938
December 31, 1997               10,210            54          3,836     14,100

                               CALIFORNIA FUND
December 31, 1988              $ 9,921          $  0        $   645    $10,566
December 31, 1989               10,234             0          1,371     11,605
December 31, 1990               10,214             0          2,136     12,350
December 31, 1991               10,683            40          3,151     13,874
December 31, 1992               10,937            60          4,145     15,142
December 31, 1993               11,542           121          5,428     17,091
December 31, 1994               10,019           119          5,575     15,713
December 31, 1995               11,171           132          7,240     18,543
December 31, 1996               10,898           129          8,060     19,087
December 31, 1997               11,367           135          9,454     20,956

                                 FLORIDA FUND
December 31, 1992(2)           $ 9,800          $  0        $   547    $10,347
December 31, 1993               10,540            25          1,322     11,887
December 31, 1994                9,020            96          1,727     10,843
December 31, 1995               10,150           108          2,615     12,873
December 31, 1996                9,840           105          3,201     13,146
December 31, 1997               10,140           108          4,007     14,255

                                 GEORGIA FUND
December 31, 1988(3)           $ 9,690          $  0        $   211    $ 9,901
December 31, 1989                9,860            20            919     10,799
December 31, 1990                9,790            44          1,638     11,472
December 31, 1991               10,270            78          2,539     12,887
December 31, 1992               10,480            80          3,373     13,933
December 31, 1993               11,210            86          4,425     15,721
December 31, 1994                9,860           121          4,659     14,640
December 31, 1995               10,840           133          5,989     16,962
December 31, 1996               10,540           129          6,697     17,366
December 31. 1997               11,010           135          7,960     19,105

                                MARYLAND FUND
December 31, 1988              $ 9,889          $  0        $   668    $10,557
December 31, 1989               10,110             7          1,390     11,507
December 31, 1990               10,073            15          2,147     12,235
December 31, 1991               10,388            40          3,112     13,540
December 31, 1992               10,462            59          3,996     14,517
December 31, 1993               10,841           139          5,045     16,025
December 31, 1994                9,602           179          5,263     15,044
December 31, 1995               10,489           196          6,634     17,319
December 31, 1996               10,249           192          7,345     17,786
December 31, 1997               10,656           199          8,572     19,427

                              MASSACHUSETTS FUND
December 31, 1988              $ 9,814          $  0        $   703    $10,517
December 31, 1989                9,907             0          1,452     11,359
December 31, 1990                9,851             0          2,246     12,097
December 31, 1991               10,296             0          3,300     13,596
December 31, 1992               10,481             0          4,272     14,753
December 31, 1993               10,806           228          5,371     16,405
December 31, 1994                9,582           244          5,653     15,479
December 31, 1995               10,509           268          7,185     17,962
December 31, 1996               10,240           261          7,958     18,459
December 31, 1997               10,574           269          9,253     20,096

                               MISSISSIPPI FUND
December 31, 1992(5)           $ 9,290          $  0        $   205    $ 9,495
December 31, 1993                9,930             0            812     10,742
December 31, 1994                8,660            28          1,287      9,975
December 31, 1995                9,650            31          2,085     11,766
December 31, 1996                9,490            31          2,663     12,184
December 31, 1997                9,890            32          3,422     13,344

                                NEW YORK FUND
December 31, 1988(3)           $ 9,740          $  0        $   189    $ 9,929
December 31, 1989                9,910            80            904     10,894
December 31, 1990                9,820            80          1,652     11,552
December 31, 1991               10,370           148          2,612     13,130
December 31, 1992               10,670           194          3,558     14,422
December 31, 1993               11,270           248          4,813     16,331
December 31, 1994                9,970           290          5,067     15,327
December 31, 1995               11,050           322          6,528     17,900
December 31, 1996               10,780           314          7,285     18,379
December 31, 1997               11,280           329          8,606     20,215

                             NORTH CAROLINA FUND
December 31, 1988              $ 9,770          $  0        $   679    $10,449
December 31, 1989                9,991             0          1,411     11,402
December 31, 1990                9,911            52          2,161     12,124
December 31, 1991               10,238           112          3,104     13,454
December 31, 1992               10,335           113          3,953     14,401
December 31, 1993               10,847           126          4,979     15,952
December 31, 1994                9,549           236          5,155     14,940
December 31, 1995               10,547           260          6,562     17,369
December 31, 1996               10,379           256          7,339     17,974
December 31, 1997               10,767           266          8,561     19,594

                              PENNSYLVANIA FUND
December 31, 1993(4)           $10,050          $  0        $   488    $10,538
December 31, 1994                8,780            36            979      9,795
December 31, 1995                9,680            40          1,727     11,447
December 31, 1996                9,410            39          2,338     11,787
December 31, 1997                9,820            40          3,114     12,974

                             SOUTH CAROLINA FUND
December 31, 1988              $ 9,850          $  0        $   715    $10,565
December 31, 1989               10,079             0          1,447     11,526
December 31, 1990               10,017            56          2,189     12,262
December 31, 1991               10,386           114          3,138     13,638
December 31, 1992               10,501           170          3,997     14,668
December 31, 1993               11,134           198          5,065     16,397
December 31, 1994                9,885           280          5,303     15,468
December 31, 1995               10,879           308          6,740     17,927
December 31, 1996               10,633           301          7,498     18,432
December 31, 1997               11,029           312          8,752     20,093
                                TENNESSEE FUND
December 31, 1988(6)           $ 9,650          $  0        $   117    $ 9,767
December 31, 1989                9,900             0            821     10,721
December 31, 1990                9,850            20          1,531     11,401
December 31, 1991               10,140            82          2,379     12,601
December 31, 1992               10,320           103          3,198     13,621
December 31, 1993               10,840           108          4,141     15,089
December 31, 1994                9,840           113          4,520     14,473
December 31, 1995               10,710           123          5,782     16,615
December 31, 1996               10,470           120          6,503     17,093
December 31, 1997               10,930           126          7,716     18,772

                                VIRGINIA FUND
December 31, 1988              $ 9,881          $  0        $   710    $10,591
December 31, 1989               10,109             0          1,476     11,585
December 31, 1990               10,100             0          2,272     12,372
December 31, 1991               10,464             0          3,265     13,729
December 31, 1992               10,573             4          4,170     14,747
December 31, 1993               10,909           241          5,213     16,363
December 31, 1994                9,590           279          5,402     15,271
December 31, 1995               10,609           309          6,907     17,825
December 31, 1996               10,245           298          7,588     18,131
December 31, 1997               10,600           309          8,826     19,735

                              WEST VIRGINIA FUND
December 31, 1988              $ 9,869          $  0        $   761    $10,630
December 31, 1989               10,083             0          1,530     11,613
December 31, 1990               10,102             0          2,325     12,427
December 31, 1991               10,455             9          3,325     13,789
December 31, 1992               10,604            16          4,250     14,870
December 31, 1993               11,124           127          5,387     16,638
December 31, 1994                9,953           134          5,669     15,756
December 31, 1995               10,845           146          7,127     18,118
December 31, 1996               10,641           143          7,946     18,730
December 31, 1997               10,985           148          9,219     20,352


------------

(1) Based on initial investment made on February 1, 1990, the initial public offering date of Class A shares.
(2) Based on initial investment made on February 3, 1992, the initial public offering date of Class A shares.
(3) Based on initial investment made on June 6, 1988, the initial public offering date of Class A shares.
(4) Based on initial investment made on February 1, 1993, the initial public offering date of Class A shares.
(5) Based on initial investment made on August 6, 1992, the initial public offering date of Class A shares.
(6) Based on initial investment made on August 12, 1988, the initial public offering date of Class A shares.

EXPLANATORY NOTES:
The results in the table assume that income dividends and capital gain distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for any income taxes, if any, payable by shareholders.

                            PERFORMANCE QUOTATIONS


All performance quotations are as of March 31, 1998.
                                                                                   ACTUAL
                         AVERAGE ANNUAL TOTAL RETURNS    ACTUAL                 TAX EQUIVALENT     TAX EQUIVALENT
                        -----------------------------    30-DAY      30-DAY      30-DAY YIELD       30-DAY YIELD
                                           10 YEAR        YIELD        YIELD       (INCLUDING          (WITHOUT
                                              OR        (INCLUDING   (WITHOUT     ANY WAIVERS)       ANY WAIVERS)        CURRENT
                                           LIFE OF         ANY          ANY     --------------      --------------     DISTRIBUTION
        FUND           1 YEAR   5 YEAR     FUND(1)       WAIVERS)    WAIVERS)    TAX BRACKETS:      TAX BRACKETS:         RATE
--------------------   ------   ------     -------      ----------   --------   --------------      --------------     -----------
                                                                                  28%      32%       28%      32%
                                                                                  ---      ---       ---      ---
Alabama Fund Class A
 with sales charge .    4.51%   5.36%       7.11%         4.46%       4.37%      6.19%     6.56%     6.07%    6.43%      4.88%
Alabama Fund Class A
 without sales
 charge ............    9.72    6.39        7.75           --          --         --        --        --       --         --
Alabama Fund Class B
 with CDSC .........    4.91    5.27(2)     7.22(2)        --          --         --        --        --       --         --
Alabama Fund Class B
 without CDSC ......    8.91    5.61(2)     7.22(2)       3.92        3.82       5.44      5.76      5.31     5.62       4.37

Arkansas Fund Class
 A with sales charge    4.83    4.66        5.90          4.65        4.56       6.46      6.84      6.33     6.71       4.68
Arkansas Fund Class
 A without sales
 charge ............   10.06    5.69        6.74           --          --         --        --        --       --         --
Arkansas Fund Class
 B with CDSC .......    5.18    4.47(2)     5.96(2)        --          --         --        --        --       --         --
Arkansas Fund Class
 B without CDSC ....    9.18    4.82(2)     5.96(2)       3.81        3.70       5.29      5.60      5.29     5.44       4.11

California Fund
 Class A with sales
 charge ............    6.21    4.93        7.54          4.35        4.21       6.04      6.40      5.85     6.19       4.74
California Fund
 Class A without
 sales charge ......   11.51    5.96        8.06           --          --         --        --        --       --         --
California Fund
 Class B with CDSC .    6.62    4.71(2)     7.61(2)        --          --         --        --        --       --         --
California Fund
 Class B without
 CDSC ..............   10.62    5.07(2)     7.61(2)       3.82        3.67       5.31      5.62      5.10     5.40       4.18
California Fund
 Class C with CDSC .    9.39    5.07(3)     7.61(3)        --          --         --        --        --       --         --
California Fund
 Class C without
 CDSC ..............   10.39    5.07(3)     7.61(3)       3.65        3.50       5.07      5.37      4.86     5.15       3.99

Florida Fund Class A
 with sales charge .    4.93    4.75        6.07          4.63        4.54       6.43      6.81      6.31     6.68       4.74
Florida Fund Class A
 without sales
 charge ............   10.16    5.78        6.91           --          --         --        --        --       --         --
Florida Fund Class B
 with CDSC .........    5.18    4.51(2)     6.09(2)        --          --         --        --        --       --         --
Florida Fund Class B
 without CDSC ......    9.18    4.87(2)     6.09(2)       4.07        3.97       5.65      5.99      5.51     5.84       4.18

Georgia Fund Class A
 with sales charge .    5.74    4.81        6.89          4.60        4.50       6.39      6.76      6.25     6.62       4.82
Georgia Fund Class A
 without sales
 charge ............   11.02    5.83        7.43           --          --         --        --        --       --         --
Georgia Fund Class B
 with CDSC .........    6.19    4.71(2)     6.98(2)        --          --         --        --        --       --         --
Georgia Fund Class B
 without CDSC ......   10.19    5.06(2)     6.98(2)       4.10        4.00       5.69      6.03      5.56     5.88       4.32

Maryland Fund Class
 A with sales charge    5.31    4.40        6.64          4.39        4.30       6.10      5.97      6.46     6.32       4.58
Maryland Fund Class
 A without sales
 charge ............   10.57    5.42        7.16           --          --         --        --        --       --         --
Maryland Fund Class
 B with CDSC .......    5.96    4.40(2)     6.82(2)        --          --         --        --        --       --         --
Maryland Fund Class
 B without CDSC ....    9.96    4.75(2)     6.82(2)       3.95        3.85       5.49      5.81      5.35     5.66       4.16

Massachusetts Fund
 Class A with sales
 charge.............    4.76    4.71        7.00          4.63        4.53       6.43      6.81      6.29     6.66       4.92
Massachusetts Fund
 Class A without
 sales charge.......    9.99    5.73        7.52           --          --         --        --        --       --         --
Massachusetts Fund
 Class B with CDSC .    5.25    4.72(2)     7.18(2)        --          --         --        --        --       --         --
Massachusetts Fund
 Class B without
 CDSC ..............    9.25    5.07(2)     7.18(2)       4.17        4.07       5.79      6.13      5.65     5.99       4.49

Mississippi Fund
 Class A with sales
 charge ............    5.74    5.47        5.45          4.66        4.56       6.47      6.85      6.33     6.71       4.64
Mississippi Fund
 Class A without
 sales charge ......   11.02    6.50        6.36           --          --         --        --        --       --         --
Mississippi Fund
 Class B with CDSC .    6.15    5.32(2)     5.40(2)        --          --         --        --        --       --         --
Mississippi Fund
 Class B without
 CDSC ..............   10.15    5.67(2)     5.55(2)       4.14        4.04       5.75      6.09      5.61     5.94       4.11

New York Fund Class
 A with sales charge    6.29    5.22        7.55          4.56        4.46       6.33      6.71      6.19     6.56       4.63
New York Fund Class
 A without sales
 charge ............   11.59    6.25        8.08           --          --         --        --        --       --         --
New York Fund Class
 B with CDSC .......    6.78    5.12(2)     7.63(2)        --          --         --        --        --       --         --
New York Fund Class
 B without CDSC ....   10.78    5.46(2)     7.63(2)       4.03        3.93       5.60      5.93      5.46     5.78       4.13

North Carolina Fund
 Class A with sales
 charge ............    5.12    4.77        6.78          4.40        4.30       6.11      6.47      5.97     6.32      4.60
North Carolina Fund
 Class A without
 sales charge.......   10.36    5.80        7.30           --          --         --        --        --       --         --
North Carolina Fund
 Class B with CDSC .    5.75    4.77(2)     6.95(2)        --          --         --        --        --       --         --
North Carolina Fund
 Class B without
 CDSC ..............    9.75    5.12(2)     6.95(2)       3.98        3.88       5.53      5.85      5.39     5.71       4.19
North Carolina Fund
 Class C with CDSC .    8.75    5.19(3)     6.99(3)        --          --         --        --        --       --         --
North Carolina Fund
 Class C without
 CDSC ..............    9.75    5.19(3)     6.99(3)       3.96        3.86       5.50      5.82      5.36     5.68       4.19

Pennsylvania Fund
 Class A with sales
 charge ............    6.35    5.66        5.42          4.68        4.16       6.50      6.88      5.78     6.12       4.84
Pennsylvania Fund
 Class A without
 sales charge.......   11.65    6.69        6.42           --          --         --        --        --       --         --
Pennsylvania Fund
 Class B with CDSC .    6.76    5.54(2)     5.35(2)        --          --         --        --        --       --         --
Pennsylvania Fund
 Class B without
 CDSC ..............   10.76    5.89(2)     5.52(2)       4.12        3.57       5.72      6.06      4.96     5.25       4.29

South Carolina Fund
 Class A with sales
 charge ............    5.36    4.89        7.05          4.28        4.18       5.94      6.29      5.81     6.15       4.56
South Carolina Fund
 Class A without
 sales charge ......   10.62    5.91        7.57           --          --         --        --        --       --         --
South Carolina Fund
 Class B with CDSC .    5.91    4.89(2)     7.22(2)        --          --         --        --        --       --         --
South Carolina Fund
 Class B without
 CDSC ..............    9.91    5.23(2)     7.22(2)       3.82        3.72       5.31      5.62      5.17     5.47       4.14

Tennessee Fund Class
 A with sales charge    5.83    5.05        6.89          4.48        4.38       6.22      6.59      6.08     6.44       4.68
Tennessee Fund Class
 A without sales
 charge ............   11.11    6.08        7.43           --          --         --        --        --       --         --
Tennessee Fund Class
 B with CDSC .......    6.51    5.05(2)     7.04(2)        --          --         --        --        --       --         --
Tennessee Fund Class
 B without CDSC ....   10.51    5.40(2)     7.04(2)       4.04        3.94       5.61      5.94      5.47     5.79       4.27

Virginia Fund Class
 A with sales charge    5.08    4.43        6.90          4.40        4.30       6.11      6.47      5.97     6.32       4.68
Virginia Fund Class
 A without sales
 charge ............   10.32    5.45        7.42           --          --         --        --        --       --         --
Virginia Fund Class
 B with CDSC .......    5.61    4.42(2)     7.08(2)        --          --         --        --        --       --         --
Virginia Fund Class
 B without CDSC ....    9.61    4.77(2)     7.08(2)       3.96        3.86       5.50      5.82      5.36     5.68       4.28
Virginia Fund Class
 C with CDSC .......    8.61    4.84(3)     7.11(3)        --          --         --        --        --       --         --
Virginia Fund Class
 C without CDSC ....    9.61    4.84(3)     7.11(3)       3.97        3.87       5.51      5.84      5.38     5.69       4.28

West Virginia Fund
 Class A with sales
 charge ............    4.22    4.84        7.09          4.47        4.37       6.21      6.57      6.07     6.43       4.74
West Virginia Fund
 Class A without
 sales charge.......    9.42    5.87        7.62           --          --         --        --        --       --         --
West Virginia Fund
 Class B with CDSC .    4.72    4.84(2)     7.27(2)        --          --         --        --        --       --         --
West Virginia Fund
 Class B without
 CDSC ..............    8.72    5.19(2)     7.27(2)       4.04        3.94       5.61      5.94      5.47     5.79       4.34

----------
(1) For the period from the inception of Class A shares to March 31, 1998, or for the 10 years ended March 31, 1998, whichever is shorter, as noted below:

                                                FUND                      PERIOD
                              Alabama ................................  From February 1, 1990
                              Arkansas ...............................  From February 3, 1992
                              California .............................  10 years
                              Florida ................................  From February 3, 1992
                              Georgia ................................  From June 6, 1988
                              Maryland ...............................  10 years
                              Massachusetts ..........................  10 years
                              Mississippi ............................  From August 6, 1992
                              New York ...............................  From June 6, 1988
                              North Carolina .........................  10 years
                              Pennsylvania ...........................  From February 1, 1993
                              South Carolina .........................  10 years
                              Tennessee ..............................  From August 12, 1988
                              Virginia ...............................  10 years
                              West Virginia ..........................  10 years

(2) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the inception of Class B shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class B share performance has been adjusted to reflect that Class B shares generally are subject to a CDSC
    (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class B share performance has not, however, been adjusted to reflect differences in operating expenses (e.g.,
    Rule 12b-1 fees), which generally are lower for Class A shares.
(3) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the inception of Class C shares on January 3, 1994. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a CDSC
    (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class C share performance has not, however, been adjusted to reflect differences in operating expenses (e.g.,
    Rule 12b-1 fees), which generally are lower for Class A shares.

                                  APPENDIX B


                                SALES CHARGES
                          CDSC           CDSC           CDSC           CDSC           CDSC
                       IMPOSED ON     IMPOSED ON     IMPOSED ON     IMPOSED ON     IMPOSED ON
                       REDEMPTION     REDEMPTION     REDEMPTION     REDEMPTION     REDEMPTION
                       OF CLASS B     OF CLASS B     OF CLASS B     OF CLASS C     OF CLASS C
                         SHARES         SHARES         SHARES         SHARES         SHARES
                        12 MONTHS      12 MONTHS      12 MONTHS      12 MONTHS      12 MONTHS
        FUND          ENDED 3/31/98  ENDED 3/31/97  ENDED 3/31/96  ENDED 3/31/98  ENDED 3/31/97
--------------------  -------------  -------------  -------------  -------------  -------------
Alabama Fund .......    $  8,330       $  7,246       $ 2,531           N/A            N/A
Arkansas Fund ......      25,612         24,877         4,215           N/A            N/A
California Fund ....      84,822        171,782        96,292         $2,944         $3,203

Florida Fund .......      41,233         50,353        52,478           N/A            N/A
Georgia Fund .......      46,591         45,183        10,865           N/A            N/A
Maryland Fund ......      49,229         39,109        59,233           N/A            N/A

Massachusetts Fund .      36,343         29,809        14,743           N/A            N/A
Mississippi Fund ...      48,915         48,353        24,336           N/A            N/A
New York Fund ......      64,504         95,716        29,930           N/A            N/A

North Carolina Fund      104,578        103,158        66,144          4,497          1,076
Pennsylvania Fund ..      26,291         33,143        18,579           N/A            N/A
South Carolina Fund       48,837         40,979        37,842           N/A            N/A

Tennessee Fund .....      34,989         53,602        19,385           N/A            N/A
Virginia Fund ......      81,775         89,149        46,610          3,974           N/A
West Virginia Fund .      34,856         54,376        33,870           N/A            N/A


                          CDSC
                       IMPOSED ON       CLASS A        CLASS A
                       REDEMPTION    SALES CHARGES  SALES CHARGES     CLASS A         CLASS A
                       OF CLASS A    RECEIVED BY      RECEIVED      GROSS SALES     FUND ASSETS
                         SHARES           MFD       BY DEALERS(1)     CHARGES           SOLD
                        12 MONTHS      12 MONTHS      12 MONTHS      12 MONTHS       12 MONTHS
        FUND          ENDED 3/31/98  ENDED 3/31/98  ENDED 3/31/98  ENDED 3/31/98   ENDED 3/31/98
--------------------  -------------  -------------  -------------  -------------  --------------
Alabama Fund .......    $     0        $ 14,663       $ 65,110       $ 79,773      $ 2,929,506
Arkansas Fund ......          2          23,166        102,888        126,054        6,174,585
California Fund ....     14,977          45,709        380,213        425,922       17,015,288

Florida Fund .......         12          18,009         83,171        101,180        3,281,794
Georgia Fund .......          0          16,416         75,863         92,279        3,063,418
Maryland Fund ......          1          40,185        180,441        220,626        7,534,403

Massachusetts Fund .          0          43,427        224,145        267,572       14,119,637
Mississippi Fund ...          0          17,405         84,425        101,830        3,771,296
New York Fund ......      4,763          13,837        126,463        140,300        6,726,852

North Carolina Fund           0         102,313        483,176        585,489       27,570,391
Pennsylvania Fund ..         82          19,765         88,671        108,436        2,813,902
South Carolina Fund          82          39,848        193,945        233,793       10,300,699

Tennessee Fund .....          0          35,227        154,612        189,839        7,466,002
Virginia Fund ......          0          81,631        368,627        450,258       16,198,465
West Virginia Fund .          9          48,338        220,813        269,151        9,414,983




                          CDSC
                       IMPOSED ON       CLASS A        CLASS A
                       REDEMPTION    SALES CHARGES  SALES CHARGES     CLASS A        CLASS A
                       OF CLASS A    RECEIVED BY      RECEIVED      GROSS SALES    FUND ASSETS
                         SHARES           MFD       BY DEALERS(1)     CHARGES         SOLD
                        12 MONTHS      12 MONTHS      12 MONTHS      12 MONTHS      12 MONTHS
        FUND          ENDED 3/31/97  ENDED 3/31/97  ENDED 3/31/97  ENDED 3/31/97  ENDED 3/31/97
--------------------  -------------  -------------  -------------  -------------  -------------
Alabama Fund .......     $     0        $13,874       $ 65,389       $ 79,263      $ 3,984,222
Arkansas Fund ......           0         34,851        178,324        213,175       12,090,143
California Fund ....      16,440         47,656        347,772        395,428       23,368,452

Florida Fund .......          10         18,617         86,868        105,485        5,945,687
Georgia Fund .......         244         13,894         61,423         75,317        4,190,865
Maryland Fund ......           0         29,470        141,691        171,161        7,799,351

Massachusetts Fund .          47         38,548        177,166        215,714       15,707,865
Mississippi Fund ...           0         18,104         84,467        102,571        5,480,086
New York Fund ......          51         19,546        158,491        178,037        9,931,009

North Carolina Fund            0         72,935        335,785        408,720       26,128,993
Pennsylvania Fund ..      11,294         11,850         69,828         81,678        3,612,890
South Carolina Fund          683         36,896        175,202        212,098       11,285,379

Tennessee Fund .....           0         25,070        114,729        139,799        9,461,974
Virginia Fund ......           0         62,832        293,803        356,635       21,450,042
West Virginia Fund .           0         38,916        181,111        220,027        9,414,262

                          CDSC
                       IMPOSED ON       CLASS A        CLASS A
                       REDEMPTION    SALES CHARGES  SALES CHARGES     CLASS A         CLASS A
                       OF CLASS A    RECEIVED BY      RECEIVED      GROSS SALES     FUND ASSETS
                         SHARES           MFD       BY DEALERS(1)     CHARGES           SOLD
                        12 MONTHS      12 MONTHS      12 MONTHS      12 MONTHS       12 MONTHS
        FUND          ENDED 3/31/96  ENDED 3/31/96  ENDED 3/31/96  ENDED 3/31/96   ENDED 3/31/96
--------------------  -------------  -------------  -------------  -------------   -------------
Alabama Fund .......     $     8       $ 20,941       $111,575        $132,516      $ 6,180,746
Arkansas Fund ......           0         47,633        241,665         289,298       12,797,880
California Fund ....       4,819         62,858        479,564         542,422       25,864,991

Florida Fund .......           4         36,111        179,736         215,847       10,930,910
Georgia Fund .......           1         20,236        102,368         122,604        5,726,082
Maryland Fund ......           0         38,119        186,547         224,666        9,023,095

Massachusetts Fund .           0         48,834        234,208         283,042       16,244,497
Mississippi Fund ...      17,464         43,109        182,722         225,831       10,037,301
New York Fund ......         186         29,107        225,222         254,329       14,634,501

North Carolina Fund        2,053        112,097        542,002         654,099       35,984,389
Pennsylvania Fund ..           3         13,598         66,068          79,666        2,559,887
South Carolina Fund          430         53,628        256,423         310,051       14,027,135

Tennessee Fund .....           4         31,401        144,547         175,948        7,191,545
Virginia Fund ......           0         91,953        460,556         552,509       29,719,388
West Virginia Fund .           4         56,110        263,988         320,098       16,356,290

----------
(1) Includes dealers, banks and other financial institutions.


                                  APPENDIX C

                   AMOUNTS PAID UNDER THE DISTRIBUTION PLAN
                    FOR THE 12 MONTHS ENDED MARCH 31, 1998

                                          % OF
                            TOTAL PAID     AVG.
                              UNDER       DAILY     AMOUNT    AMOUNT     AMOUNT
                           DISTRIBUTION     NET      PAID    PAID TO    RETAINED
           FUND                PLAN       ASSETS    TO MFD  DEALERS(1)  BY MFD
--------------------------- ----------    -------  --------  --------  --------
Alabama Fund Class A ...... $  247,832      0.25%  $      0  $191,668  $ 56,164
Alabama Fund Class B ......     83,182      1.00     56,071    18,690     8,421

Arkansas Fund Class A .....    138,581      0.10          0   106,935    31,646
Arkansas Fund Class B .....     67,455      0.90     53,429    11,153     2,873

California Fund Class A ...          0      0.00          0         0         0
California Fund Class B ...    323,302      0.81    300,105    23,197         0
California Fund Class C ...     39,404      1.00          0    31,281     8,123

Florida Fund Class A ......          0      0.00          0         0         0
Florida Fund Class B ......    125,871      0.80    117,493     8,378         0

Georgia Fund Class A ......    150,448      0.25          0   131,357    19,091
Georgia Fund Class B ......    107,303      1.00     80,477    20,952     5,874

Maryland Fund Class A .....    442,077      0.35     78,746   315,769    47,562
Maryland Fund Class B .....    197,267      1.00    142,786    49,316     5,165

Massachusetts Fund Class A     994,461      0.35    237,100   592,750   164,611
Massachusetts Fund Class B     168,978      1.00    125,070    41,690     2,218

Mississippi Fund Class A ..          0      0.00          0         0         0
Mississippi Fund Class B ..     84,274      0.78     81,143     3,131         0

New York Fund Class A .....    301,149      0.25          0   257,287    43,862
New York Fund Class B .....    265,454      1.00    199,090    55,293    11,071

North Carolina Fund Class A  1,326,584      0.35    379,024   876,926    70,634
North Carolina Fund Class B    422,774      1.00    317,080    97,808     7,886
North Carolina Fund Class C     70,592      1.00          0    64,356     6,236

Pennsylvania Fund Class A .          0      0.00          0         0         0
Pennsylvania Fund Class B .    174,490      0.79    165,641     8,849         0

South Carolina Fund Class A    523,940      0.35    149,697   333,355    40,888
South Carolina Fund Class B    251,617      1.00    188,713    56,950     5,954

Tennessee Fund Class A ....    382,368      0.35    109,248   233,822    39,298
Tennessee Fund Class B ....    163,701      1.00    122,776    35,711     5,214

Virginia Fund Class A .....  1,317,039      0.35    376,294   843,270    97,475
Virginia Fund Class B .....    314,433      1.00    235,825    57,075    21,533
Virginia Fund Class C .....     32,548      1.00          0    31,825       723

West Virginia Fund Class A     450,793      0.35    128,798   295,046    26,949
West Virginia Fund Class B     147,016      1.00    110,262    33,917     2,837

----------
(1) Includes securities dealers, certain banks and other financial institutions.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

MFS(R) MUNICIPAL SERIES TRUST
500 Boylston Street
Boston, MA 02116


                                                                 MST-13-8/98/.6M

MFS(R) MUNICIPAL INCOME FUND

AUGUST 1, 1998

                                                                    PROSPECTUS

                                         CLASS A SHARES OF BENEFICIAL INTEREST
                                        CLASS B+ SHARES OF BENEFICIAL INTEREST
                                       CLASS C++ SHARES OF BENEFICIAL INTEREST
--------------------------------------------------------------------------------
The investment objective of MFS Municipal Income Fund (the "Fund") is to provide as high a level of current income exempt from federal income taxes as is considered consistent with prudent investing while seeking protection of shareholders' capital. The Fund is a diversified series of MFS Municipal
Series Trust (the "Trust"), an open-end management investment company. THE
FUND MAY INVEST UP TO ONE-THIRD OF ITS NET ASSETS IN LOWER RATED BONDS,
COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING (see "Investment Objective and Policies" below). The minimum initial investment generally is $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases" below).

The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.


This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor ought to know before investing.
The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), dated

                                                        (continued on next page)
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

August 1, 1998, which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. See page 42 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site (http://www.sec.gov) that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.

TABLE OF CONTENTS
                                                                            Page

1. Expense Summary .......................................................    3
2. Condensed Financial Information .......................................    4
3. The Fund ..............................................................    8
4. Investment Objective and Policies .....................................    9
5. Certain Securities and Investment Techniques ..........................   13
6. Management of the Fund ................................................   19
7. Information Concerning Shares of the Fund .............................   21
        Purchases ........................................................   21
        Exchanges ........................................................   29
        Redemptions and Repurchases ......................................   30
        Distribution Plan ................................................   34
        Distributions ....................................................   36
        Tax Status .......................................................   37
        Net Asset Value ..................................................   38
        Description of Shares, Voting Rights and Liabilities .............   38
        Performance Information ..........................................   39
        Provision of Annual and Semiannual Reports .......................   40
8. Shareholder Services ..................................................   40
   Appendix A ............................................................   A-1
   Appendix B ............................................................   B-1
   Appendix C ............................................................   C-1
   Appendix D ............................................................   D-1
   Appendix E ............................................................   E-1

1.  EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:
                                               CLASS A    CLASS B    CLASS C
    Maximum Initial Sales Charge Imposed
      on Purchases of Fund Shares (as a
      percentage of offering price) ......      4.75%      0.00%      0.00%
    Maximum Contingent Deferred Sales
      Charge (as a percentage of original
      purchase price or redemption           See Below
      proceeds, as applicable) ...........     (1)         4.00%      1.00%


ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees ......................      0.73%      0.73%      0.73%
    Rule 12b-1 Fees ......................      0.25%(2)   1.00%(3)   1.00%(3)
    Other Expenses(4) ....................      0.24%      0.24%      0.24%
                                                ----       ----       ----
    Total Operating Expenses .............      1.22%      1.97%      1.97%


------------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases. See "Information Concerning Shares of the Fund -- Purchases" below.

(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.

(3) The Fund's Distribution Plan provides that the Fund will pay distribution/ service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to the Class B shares and Class C shares, respectively. Distribution expenses paid under the Distribution Plan with respect to Class B or Class C shares, together with any CDSC payable upon redemption of Class B shares and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.

(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                             EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


PERIOD                      CLASS A          CLASS B             CLASS C
------                      -------       ----------------    --------------
                                                     (1)                (1)
 1 year ..................
                             $ 59         $ 60      $ 20      $ 30      $ 20
 3 years .................     84           92        62        62        62
 5 years .................    111          126       106       106       106
10 years .................    188          210(2)    210(2)    230       230


------------
(1) Assumes no redemption.

(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections of the Prospectus: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Management of the Fund -- Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


2.  CONDENSED FINANCIAL INFORMATION
The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's current independent auditors are Deloitte &
Touche LLP.

                                                        FINANCIAL HIGHLIGHTS
                                                 CLASS A, CLASS B AND CLASS C SHARES

                                                             YEAR ENDED MARCH 31,                                    YEAR ENDED
                                         ------------------------------------------------------------------         NOVEMBER 30,
                                          1998           1997           1996           1995         1994+++            1993*
                                         ------         ------         ------         ------        -------         ------------
                                                                               CLASS A
                                         ---------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD):
Net asset value - beginning of
 period ..............................   $ 8.50         $ 8.62         $ 8.56         $ 8.56         $ 8.99            $ 9.15
                                         ------         ------         ------         ------         ------            ------
Income from investment operations# -
  Net investment income ..............   $ 0.48         $ 0.49         $ 0.51         $ 0.50         $ 0.15            $ 0.12
  Net realized and unrealized
   gain (loss) on investments ........     0.49          (0.12)          0.05           0.02          (0.51)            (0.16)
                                         ------         ------         ------         ------         ------            ------
    Total from investment
     operations ......................   $ 0.97         $ 0.37         $ 0.56         $ 0.52         $(0.36)           $(0.04)
                                         ------         ------         ------         ------         ------            ------
Less distributions declared to
 shareholders -
  From net investment income(++) .....   $(0.48)        $(0.49)        $(0.50)        $(0.52)        $(0.02)           $(0.11)
  From net realized gain on
   investments .......................     --             --             --             --            (0.01)             --
  In excess of net realized gain
   on investments(+++) ...............     --             --             --            (0.00)         (0.04)            (0.01)
                                         ------         ------         ------         ------         ------            ------
    Total distributions declared
     to shareholders .................   $(0.48)        $(0.49)        $(0.50)        $(0.52)        $(0.07)           $(0.12)
                                         ------         ------         ------         ------         ------            ------
Net asset value - end of period ......   $ 8.99         $ 8.50         $ 8.62         $ 8.56         $ 8.56            $ 8.99
                                         ------         ------         ------         ------         ------            ------
TOTAL RETURN(+) ......................   11.61%          4.28%          6.81%          6.33%        (7.90)%+          (1.80)%+
RATIOS (TO AVERAGE NET ASSETS)/
 SUPPLEMENTAL DATA:
  Expenses## .........................    1.23%          1.31%          1.28%          1.13%          1.07%+            0.76%+
  Net investment income ..............    5.44%          5.75%          5.75%          6.20%          5.31%+            4.94%+
PORTFOLIO TURNOVER ...................      23%            30%            23%            25%             9%               30%
NET ASSETS AT END OF PERIOD
 (000 OMITTED) ....................... $189,056       $152,039       $121,903        $25,270         $5,595              $461

    *For the period from the inception of Class A, September 7, 1993, through November 30,
     1993.
    +Annualized.
  +++For the four-month period ended March 31, 1994.
    #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  (+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 (++)For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0003.
(+++)For the year ended March 31, 1995, the per share distributions in excess of net realized gains were less than $0.01.

                                                  FINANCIAL HIGHLIGHTS - CONTINUED
                                                                                                               YEAR ENDED
                                                      YEAR ENDED MARCH 31,                                    NOVEMBER 30,
                                  ------------------------------------------------------------------       -------------------
                                   1998           1997           1996           1995         1994+++        1993         1992
                                  ------         ------         ------         ------        -------       ------       ------
                                                                            CLASS B
                                  -------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE
 OUTSTANDING THROUGHOUT EACH
 PERIOD):
Net asset value -
 beginning of period ...........  $ 8.51         $ 8.63         $ 8.57         $ 8.56         $ 8.99        $ 8.73       $ 8.50
                                  ------         ------         ------         ------         ------        ------       ------
Income from investment operations# -
  Net investment income ........  $ 0.42         $ 0.43         $ 0.43         $ 0.44         $ 0.14        $ 0.42       $ 0.47
  Net realized and
   unrealized gain (loss)
   on investments ..............    0.48          (0.13)          0.06           --            (0.51)         0.42         0.26
                                  ------         ------         ------         ------         ------        ------       ------
    Total from investment
     operations ................  $ 0.90         $ 0.30         $ 0.49         $ 0.44         $(0.37)       $ 0.84       $ 0.73
                                  ------         ------         ------         ------         ------        ------       ------
Less distributions
 declared to shareholders
                                                                                                                         ------
  From net investment
   income ......................  $(0.41)        $(0.42)        $(0.43)        $(0.43)        $(0.01)       $(0.45)      $(0.48)
  From net realized gain on
   investments .................    --             --             --             --            (0.01)        (0.10)        --
  In excess of net investment
   income(++) ..................    --             --            (0.00)          --             --           (0.03)        --
  In excess of net realized
   gain on investments .........    --             --             --             --            (0.04)         --           --
  From paid-in capital .........    --             --             --             --             --            --          (0.02)
                                  ------         ------         ------         ------         ------        ------       ------
    Total distributions
     declared to
     shareholders ..............  $(0.41)        $(0.42)        $(0.43)        $(0.43)        $(0.06)       $(0.58)      $(0.50)
                                  ------         ------         ------         ------         ------        ------       ------
Net asset value - end of
 period ........................  $ 9.00         $ 8.51         $ 8.63         $ 8.57         $ 8.56        $ 8.99       $ 8.73
                                  ------         ------         ------         ------         ------        ------       ------
TOTAL RETURN ...................  10.77%          3.44%          5.87%          5.32%         (8.97)%+       9.95%        8.82%
RATIOS (TO AVERAGE NET ASSETS)/
 SUPPLEMENTAL DATA:
  Expenses## ...................   1.98%          2.11%          2.13%          2.16%          2.24%+        2.11%        2.03%
  Net investment income ........   4.69%          4.95%          4.90%          5.15%          4.74%+        4.92%        5.50%
PORTFOLIO TURNOVER .............     23%            30%            23%            25%             9%           30%          52%
NET ASSETS AT END OF
 PERIOD
 (000 OMITTED) .................$172,339       $226,138       $306,889       $412,965       $479,478      $518,179     $449,949

   +Annualized.
 +++For the four-month period ended March 31, 1994.
   #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++)For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0003.


                                                  FINANCIAL HIGHLIGHTS - CONTINUED

                                                                               YEAR ENDED NOVEMBER 30,
                                                       --------------------------------------------------------------------
                                                             1991               1990               1989               1988
                                                            ------             ------             ------             ------
                                                                                       CLASS B
                                                            ---------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD):
Net asset value - beginning of period ..............        $ 8.25             $ 8.41             $ 8.11             $ 7.67
                                                            ------             ------             ------             ------
Income from investment operations -
  Net investment income ............................        $ 0.49             $ 0.49             $ 0.51             $ 0.50
  Net realized and unrealized gain (loss) on
    investments ....................................          0.25              (0.15)              0.30               0.43
                                                            ------             ------             ------             ------
    Total from investment operations ...............        $ 0.74             $ 0.34             $ 0.81             $ 0.93
                                                            ------             ------             ------             ------

Less distributions declared to shareholders from
  net investment income ............................        $(0.49)            $(0.50)            $(0.51)            $(0.49)
                                                            ------             ------             ------             ------
Net asset value - end of period ....................        $ 8.50             $ 8.25             $ 8.41             $ 8.11
                                                            ------             ------             ------             ------
TOTAL RETURN .......................................         9.21%              4.18%             10.24%             12.53%
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
  Expenses .........................................         2.04%              2.05%              2.07%              2.09%
  Net investment income ............................         5.82%              5.99%              6.09%              6.38%
PORTFOLIO TURNOVER .................................           73%                91%               127%               171%
NET ASSETS AT END OF PERIOD (000 OMITTED) .........       $409,084           $379,239           $343,887           $244,825


                                                  FINANCIAL HIGHLIGHTS - CONTINUED

                                                                              YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------------
                                                     1998              1997              1996             1995          1994***
                                                    ------            ------            ------           ------         -------
                                                                                    CLASS C
                                               ------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD):
Net asset value - beginning of period .......       $ 8.52            $ 8.64            $ 8.57           $ 8.56          $ 9.07
                                                    ------            ------            ------           ------          ------
Income from investment operations# -
  Net investment income .....................       $ 0.41            $ 0.43            $ 0.43           $ 0.44          $ 0.09
  Net realized and unrealized gain (loss)
    on investments ..........................         0.49             (0.12)             0.07             0.01           (0.59)
                                                    ------            ------            ------           ------          ------
    Total from investment operations ........       $ 0.90            $ 0.31            $ 0.50           $ 0.45          $(0.50)
                                                    ------            ------            ------           ------          ------
Less distributions declared to shareholders
  from net investment income(++) ............       $(0.41)           $(0.43)           $(0.43)          $(0.44)         $(0.01)
                                                    ------            ------            ------           ------          ------
Net asset value - end of period .............       $ 9.01            $ 8.52            $ 8.64           $ 8.57          $ 8.56
                                                    ------            ------            ------           ------          ------
TOTAL RETURN ................................       10.75%             3.62%             5.94%            5.39%        (19.42)%+
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## ................................        1.98%             2.06%             2.05%            2.09%           2.18%+
  Net investment income .....................        4.69%             5.00%             4.95%            5.23%           4.62%+
PORTFOLIO TURNOVER ..........................          23%               30%               23%              25%              9%
NET ASSETS AT END OF PERIOD (000 OMITTED) .        $21,802           $19,159           $16,504          $10,936          $6,393

 ***For the period from the inception of Class C, January 3, 1994, through March 31, 1994.
   +Annualized.
   #Per share data are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++)For the year ended March 31, 1996, the per share distributions in excess of net investment income were $0.0003.

3.  THE FUND
The Fund is a diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1984. The Trust presently consists of 16 series of shares, each of which represents a portfolio with separate investment policies. Shares of the Fund are continuously sold to the public and the Fund buys securities for its portfolio. Three classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a CDSC of 1% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans) and subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee of 1.00% per annum. Class A and Class C shares do not convert to any other class of shares of the Fund.

The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. A majority of the Trustees are not affiliated with the Adviser. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.


4.  INVESTMENT OBJECTIVE AND POLICIES
The Fund seeks to provide as high a level of current income exempt from federal income taxes as is considered consistent with prudent investing and protection of shareholders' capital. As a matter of fundamental policy, the Fund seeks to achieve its investment objective by investing primarily (i.e., at least 80% of its net assets under normal circumstances) in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds" or "tax-exempt securities"). The interest income on certain of these obligations may be subject to an alternative minimum tax, which is considered to be tax-exempt for purposes of the 80% test described above.

Under normal market conditions, substantially all of the Fund's assets will be invested in:


      (i) tax-exempt securities which are rated AAA, AA or A by Standard & Poor's Ratings Services ("S&P"), Fitch IBCA ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps") or are rated Aaa, Aa or A by Moody's Investors Service, Inc. ("Moody's");


     (ii) notes of issuers having an issue of outstanding Municipal Bonds rated AAA, AA or A by S&P, Fitch or Duff & Phelps or Aaa, Aa or A by Moody's or which are guaranteed by the U.S. Government;

    (iii) obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities;

     (iv) commercial paper, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with $1 billion or more of assets, and cash; and/or

      (v) tax-exempt securities which are not rated or which are rated lower than the four highest grades of S&P, Fitch, Duff & Phelps or Moody's, provided that not more than one-third of the net assets of the Fund will be invested in such securities.


Interest income from the investments described in paragraphs (iii) and (iv) above may be taxable to shareholders as ordinary income. For a description of ratings of S&P, Fitch, Duff & Phelps and Moody's of Municipal Bonds, see Appendix B to this Prospectus. See Appendix C for a description of U.S. Government obligations and short-term investments. For a comparison of yields on Municipal Bonds and taxable securities, see the Taxable Equivalent Yield Table in Appendix D to this Prospectus. For a chart indicating the composition of the bond portion of the Fund's portfolio for its fiscal year ended March 31, 1998, with the debt securities separated into rating categories, see Appendix E to this Prospectus. See "Certain Securities and Investment Techniques -- Lower Rated Securities" below for a description of the risks involved in investing in lower rated fixed income securities.


Although higher quality tax-exempt securities held by the Fund may produce lower yields, they are generally more marketable.


The securities in which the Fund may invest also include zero coupon bonds and securities purchased on a "when-issued" or on a "forward delivery" basis. The Fund may also invest in variable and floating rate obligations and inverse floating rate obligations. In addition, the Fund may write covered call and put options and purchase call and put options, including warrants, on fixed income securities, primarily for hedging purposes and also in an effort to increase current income. The Fund may also purchase and sell interest rate futures contracts on fixed income securities and indexes of such securities and may write and purchase options thereon for hedging purposes and for non-hedging purposes, subject to applicable law. Gains recognized from options and futures transactions engaged in by the Fund are taxable income to shareholders. See "Certain Securities and Investment Techniques" below.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Bonds (see "Tax Status" below for the effect of current federal tax law on this exemption).


There is no formula as to the percentage of assets that may be invested in any one type of security. Cash, short-term obligations, repurchase agreements or other forms of debt securities are held to provide a reserve for future purchases of securities. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.


ADDITIONAL INFORMATION AS TO INVESTMENT OBJECTIVE AND POLICIES

FIXED INCOME SECURITIES: When and if available, the Fund may purchase fixed income securities at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.


CHARACTERISTICS OF MUNICIPAL BONDS: The Fund may invest its assets in a relatively high percentage of Municipal Bonds issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. This may make the Fund more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund's shares also increases. The Fund will only invest in securities of issuers which it believes will make timely payments of interest and principal.

The Fund may invest more than 25% of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest more than 25% of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from federal income taxes. Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.


Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.


The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In light of these concerns, the Fund has adopted and follows procedures for determining whether municipal lease securities purchased by the Fund are liquid and thus not subject to the Fund's limitation on investing not more than 15% of its net assets in illiquid investments, or liquid and thus not subject to such limitation. The procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in the security, the nature of the marketplace in which the security trades, the credit quality of the security and other factors which the Adviser may deem relevant. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


5.  CERTAIN SECURITIES AND INVESTMENT TECHNIQUES
Additional information about certain of the securities transactions and investment techniques described below can be found under the caption "Certain Securities and Investment Techniques" in the SAI.

RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitations on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight of the liquidity determinations, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

LOWER RATED SECURITIES: The Fund may invest to a limited extent in lower rated fixed income securities or comparable unrated securities. Investments in fixed income securities offering the high current income sought by the Fund, while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities and because yields may vary over time, no specified level of income can ever be assured. In particular, securities rated lower than Baa by Moody's or BBB by S&P, Duff & Phelps or Fitch or comparable unrated securities (commonly known as "junk bonds") are considered speculative. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Fund but will be reflected in the net asset value of shares of the Fund. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market. No minimum rating standard is required by the Fund. To the extent the Fund invests in these lower rated fixed income securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality bonds. While the Adviser may refer to ratings issued by established credit rating agencies, it is not a policy of the Fund to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality.


The Fund may also invest in fixed income securities rated Baa by Moody's or BBB by S&P, Duff & Phelps or Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.


SHORT-TERM INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES: During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, up to 50% of the assets of the Fund may be invested in cash or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with assets of $1 billion or more, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. U.S. Government securities also include interests in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. See Appendix C to this Prospectus for a description of U.S. Government obligations and certain short-term investments.

LENDING OF SECURITIES: The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U S. Government securities or a letter of credit).


REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement the Fund acquires securities subject to the seller's agreement to repurchase them at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline).


WHEN-ISSUED SECURITIES: In order to help ensure the availability of suitable securities for its portfolio, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, the Fund will take delivery of such securities. In general, the Fund does not pay for the securities until received and does not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of securities purchased on such bases, the Fund will segregate liquid assets sufficient to cover its commitments. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases.

ZERO COUPON BONDS: The Fund may invest in zero coupon bonds. Zero coupon bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.


VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in variable and floating rate obligations. The interest rates payable on certain securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. Variable rate obligations have an interest rate which is adjusted at predesignated periods and interest on floating rate obligations is adjusted whenever there is a change in the market rate of interest on which the interest rate payable is based.

INVERSE FLOATING RATE OBLIGATIONS: The Fund may invest in so called "inverse floating rate obligations" or "residual interest" bonds, or other obligations or certificates relating thereto structured to have similar features. Such obligations generally have floating or variable interest rates that move in the opposite direction of short-term interest rates and generally increase or decrease in value in response to changes in short-term interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, such obligations have the effect of providing investment leverage and may be more volatile than long-term fixed-rate tax-exempt obligations.


INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short-term to intermediate-term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of or interest on the investment.


TRANSACTIONS IN OPTIONS AND FUTURES: The Fund may enter into transactions in options and futures on a variety of instruments and indexes, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to increase the Fund's gross income.

OPTIONS
OPTIONS ON SECURITIES: The Fund may write (sell) covered call and put options and purchase call and put options on fixed income securities. The Fund will write options on such securities for the purpose of increasing its return on such securities and/or protect the values of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. However, the writing of options constitutes only a partial hedge, up to the amount of premium, less any transaction costs. In contrast, however, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

In addition, the Fund may purchase warrants on fixed income securities. A warrant on a fixed income security is a long-dated call option conveying to the holder of the warrant the right, but not the obligation, to purchase a fixed income security of a specific description from the issuer on a certain date or dates (the exercise date) at a fixed exercise price.

In certain instances, the Fund may enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
FUTURES CONTRACTS: The Fund may enter into interest rate futures contracts on fixed income securities and indexes of such securities. (Unless otherwise specified, such futures contracts are referred to as "Futures Contracts.") The Fund will utilize Futures Contracts for hedging and non-hedging purposes, subject to applicable law. Purchases or sales of Futures Contracts for hedging purposes are used to hedge against the effects of interest rate changes on the Fund's current or intended investment in fixed income securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general increase in interest rates, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general decline in interest rates, may be offset, in whole or part, by gains on Futures Contracts purchased by the Fund. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and write options on Futures Contracts. (Unless otherwise specified, options on Futures Contracts are referred to as "Options on Futures Contracts.") Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call Options on Futures Contracts may be traded by the Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND
OPTIONS: Although the Fund may enter into certain transactions in Futures Contracts, Options on Futures Contracts and options for hedging purposes, such transactions do involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. "Cross hedging" transactions may involve greater correlation risks. There can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. As noted, the Fund may also enter into Futures Contracts, Options on Futures Contracts and options for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income.


In addition, the use of options, futures contracts and options on futures contracts may result in the loss of principal, particularly where such instruments are traded for other than hedging purposes (e.g., to enhance current yield).

Transactions in options may be entered into on U.S. exchanges regulated by the SEC and in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission (the "CFTC").

ADDITIONAL RISK FACTORS: The net asset value of the shares of an open-end investment company which may invest in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Fund, such changes will not affect the income received by the Fund from such securities. However, the dividends paid by the Fund, if any, will increase or decrease in relation to the income received by the Fund from its investments, which would in any case be reduced by the Fund's expenses before it is distributed to shareholders.

PORTFOLIO TRADING: The Fund intends to manage its portfolio by buying and selling securities to help attain its investment objective. This may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding by the Fund of debt securities which sell at moderate to substantial premiums or discounts from face value. The Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective (see "Portfolio Transactions and Brokerage Commissions" in the SAI).


The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI.
                             --------------------


The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see "Investment Restrictions" in the SAI). Except with respect to the Fund's policies on borrowing and illiquid securities, the Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

6.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER: MFS manages the Fund pursuant to an Investment Advisory Agreement dated September 1, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. John P. Kihn has been the Fund's portfolio manager since March 4, 1998. Mr. Kihn, a Vice President of the Adviser, has been employed as a portfolio manager by the Adviser since October 1997. From 1996 to 1997, he worked as a Senior Quantitative Analyst and Vice President of Putnam Investment Management, Inc; from 1992 to 1996, he attended the London School of Economics where he was awarded a doctorate in finance; and from 1994 to 1995, he was an associate portfolio manager with Colonial Management Associates, Inc. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to 0.30% of the Fund's average daily net assets plus 6.43% of its gross income for its then-current fiscal year.

For the year ended March 31, 1998, the investment advisory fees received under the Advisory Agreement were $2,841,328 (of which $1,168,451 was based on average daily net assets and $1,672,877 on gross income), equal to, on an annualized basis, 0.73% of the Fund's average daily net assets.

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life"), in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $87.7 billion on behalf of approximately 3.3 million investor accounts as of June 30, 1998. As of such date, the MFS organization managed approximately $61.9 billion of assets invested in equity securities and approximately $19.5 billion of assets invested in fixed income securities. Approximately $5.1 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life. The Directors of MFS are John W. Ballen, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Ballen is an Executive Vice President of MFS, Mr. Shames is the Chairman, Chief Executive Officer and President of MFS and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

Messrs. Shames and Scott are Trustees of the Trust. Daniel E. McManus, Geoffrey L. Schechter, W. Thomas London, Stephen E. Cavan, James R. Bordewick, Jr., James O. Yost, Ellen M. Moynihan and Mark E. Bradley, all of whom are officers of MFS, are officers of the Trust.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.

ADMINISTRATOR: MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


DISTRIBUTOR: MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT: MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

7.  INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES
Class A, Class B and Class C shares of the Fund may be purchased at the public offering price through any dealer. As used in the Prospectus and any appendices thereto, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers Class A, Class B and Class C shares which bear sales charges and distribution fees in different forms and amounts, as described below:

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                            SALES CHARGE* AS
                                                             PERCENTAGE OF:
                                                   --------------------------------         DEALER ALLOWANCE
                                                                         NET AMOUNT         AS A PERCENTAGE
AMOUNT OF PURCHASE                                 OFFERING PRICE         INVESTED         OF OFFERING PRICE
------------------                                 --------------        ----------        -----------------
Less than $100,000 .............................        4.75%               4.99%                4.00%
$100,000 but less than $250,000 ................        4.00                4.17                 3.20
$250,000 but less than $500,000 ................        2.95                3.04                 2.25
$500,000 but less than $1,000,000 ..............        2.20                2.25                 1.70
$1,000,000 or more .............................       None**              None**             See Below**

----------
 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.

**A CDSC will apply to such purchases, as discussed below.


MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


    PURCHASES SUBJECT TO A CDSC (but not an initial sales charge). In the following five circumstances, Class A shares are offered at net asset value without an initial sales charge, but subject to a CDSC equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

      (i) on investments of $1 million or more in Class A shares;

     (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of Funds in the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;


     (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASE THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; AND


      (v) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plan's records are maintained on a pooled basis by the Shareholder Servicing Agent; and (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

In the case of all such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers as follows:

   COMMISSION PAID BY MFD TO DEALERS     CUMULATIVE PURCHASE AMOUNT
   ---------------------------------     --------------------------
                 1.00%                   On the first $2,000,000, plus
                 0.80%                   Over $2,000,000 to $3,000,000, plus
                 0.50%                   Over $3,000,000 to $50,000,000, plus
                 0.25%                   Over $50,000,000


For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchases).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.


    WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemption of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under
Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

     (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;


provided, however, that the CDSC will not be waived (i.e., it will be imposed)
(a) with respect to plans which establish an account with the Shareholder Servicing Agent on or after November 1, 1997, in the event that the Plan makes a complete redemption of all of its shares in the MFS Funds, or (b) with respect to plans which established an account with the Shareholder Servicing Agent prior to November 1, 1997, in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC as follows:

                                                                    CONTINGENT
YEAR OF REDEMPTION                                                DEFERRED SALES
AFTER PURCHASE                                                        CHARGE
------------------                                                --------------
First ......................................................            4%
Second .....................................................            4%
Third ......................................................            3%
Fourth .....................................................            3%
Fifth ......................................................            2%
Sixth ......................................................            1%
Seventh and following ......................................            0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.


    CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan (see "Distribution Plan" below). However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.


CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Code if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.

    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.

    SUBSEQUENT INVESTMENT BY TELEPHONE. Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING.

THE FOLLOWING POLICY WILL REMAIN IN EFFECT UNTIL SEPTEMBER 15, 1998:

Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the Fund considers the underlying redemption request to be conditioned upon the acceptance of the underlying purchase request. Therefore, in the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.


The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request, and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase and exchange requests by market timers. In the event that any individual or entity is determined either by the Fund or MFD, in its sole discretion, to be a market timer with respect to any calendar year, the Fund and/or MFD will reject all exchange requests into the Fund during the remainder of that calendar year. Other funds in the MFS Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.


EFFECTIVE SEPTEMBER 15, 1998, THE FUND WILL ADOPT THE FOLLOWING NEW MARKET TIMING POLICY WHICH WILL REPLACE THE CURRENT POLICY AS DISCLOSED ABOVE:

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the Fund considers the underlying redemption request to be conditioned upon the acceptance of the underlying purchase request. Therefore, in the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The MFS Family of Funds is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The MFS Family of Funds defines a "market timer" as an individual or organization acting on behalf of one or more individuals, if (i) the individual or organization makes six or more exchange requests among the MFS Family of Funds or three or more exchange requests out of any of the MFS high yield bond funds or MFS municipal bond funds per calendar year and (ii) any one of such exchange requests represents shares equal in value to $1 million or more. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including (i) delaying for up to seven days the purchase side of an exchange request by market timers,
(ii) rejecting or otherwise restricting purchase or exchange requests by market timers; and (iii) permitting exchanges by market timers only into certain MFS Funds.

    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.
                             --------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.


EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.


    EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

    EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

  EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.


    GENERAL: A shareholder should read the prospectus of the other MFS Fund into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions and Repurchases -- Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.


REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

    REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

    REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

    REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


    REDEMPTION BY CHECK: Only Class A and Class C shares may be redeemed by check. A shareholder owning Class A or Class C shares of the Fund may elect to have a special account with State Street Bank and Trust Company (the "Bank") for the purpose of redeeming Class A or Class C shares from his or her account by check. The Bank will provide each Class A or Class C shareholder, upon request, with forms of checks drawn on the Bank. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check. Checks may be made payable in any amount not less than $500. Shareholders wishing to avail themselves of this redemption by check privilege should so request on their Account Application, must execute signature cards (for additional information, see the Account Application) with signatures guaranteed in the manner set forth under the caption "Signature Guarantee" below, and must return any Class A or Class C share certificates issued to them. Additional documentation will be required from corporations, partnerships, fiduciaries or other such institutional investors. All checks must be signed by the shareholder(s) of record exactly as the account is registered before the Bank will honor them. The shareholders of joint accounts may authorize each shareholder to redeem by check. The check may not draw on monthly dividends which have been declared but not distributed. SHAREHOLDERS WHO PURCHASE CLASS A AND CLASS C SHARES BY CHECK (INCLUDING CERTIFIED CHECKS OR CASHIER'S CHECKS) MAY WRITE CHECKS AGAINST THOSE SHARES ONLY AFTER THEY HAVE BEEN ON THE FUND'S BOOKS FOR 15 DAYS. WHEN SUCH A CHECK IS PRESENTED TO THE BANK FOR PAYMENT, A SUFFICIENT NUMBER OF FULL AND FRACTIONAL SHARES WILL BE REDEEMED TO COVER THE AMOUNT OF THE CHECK, ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD. IF THE AMOUNT OF THE CHECK, PLUS ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD IS GREATER THAN THE VALUE OF CLASS A OR CLASS C SHARES HELD IN THE SHAREHOLDER'S ACCOUNT, THE CHECK WILL BE RETURNED UNPAID, AND THE SHAREHOLDER MAY BE SUBJECT TO EXTRA CHARGES. TO AVOID DISHONOR OF CHECKS DUE TO FLUCTUATIONS IN ACCOUNT VALUE, SHAREHOLDERS ARE ADVISED AGAINST REDEEMING ALL OR MOST OF THEIR ACCOUNT BY CHECK. CHECKS SHOULD NOT BE USED TO CLOSE A FUND ACCOUNT BECAUSE WHEN THE CHECK IS WRITTEN, THE SHAREHOLDER WILL NOT KNOW THE EXACT TOTAL VALUE OF THE ACCOUNT ON THE DAY THE CHECK CLEARS. There is presently no charge to the shareholder for the maintenance of this special account or for the clearance of any checks, but the Fund and the Bank reserve the right to impose such charges or to modify or terminate the redemption by check privilege at any time.


    CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of:
(i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares); or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C shares and Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.


GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.


    SIGNATURE GUARANTEE: In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

    REINSTATEMENT PRIVILEGE: Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

    IN-KIND DISTRIBUTIONS: The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS: Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are features of the Distribution Plan that are common to each class of shares, as described below.

    SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

    OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

    CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

    CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

    CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Information Concerning Shares of the Fund -- Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

    CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES. The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.25%, 1.00% and 1.00% per annum of the Fund's net assets, respectively. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine.

DISTRIBUTIONS
The Fund intends to declare daily and pay to its shareholders substantially all of its net investment income as dividends on a monthly basis. Dividends generally are distributed on the first business day of the following month. The Fund may make one or more distributions during the calendar year to its shareholders from long-term capital gains and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is paid. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. Distributions paid by the Fund with respect to Class A shares generally will be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares generally will be higher.


TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes.

The Fund expects that the dividends paid to shareholders from interest on Municipal Obligations will be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Code. One such requirement is that at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consist of obligations whose interest is exempt from federal income tax. Distributions of income from capital gains, from investments in taxable securities, and from certain other transactions including options and futures transactions will be taxable to the shareholders, whether the distribution is paid in cash or reinvested in additional shares. The Fund expects that none of its distributions will be eligible for the dividends received deduction for corporations.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax, and certain distributions of exempt-interest dividends may also be a tax preference item for purposes of the federal individual and corporate alternative minimum tax. All exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Depending on the nature of the distribution and the residence of the shareholders, certain Fund distributions may be subject to state and local income taxes. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Fund.

Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion exempt from federal income taxes as "exempt-interest dividends," the portion, if any, that is a tax preference item under the federal alternative minimum tax, the portion, if any, taxable as ordinary income, the portion, if any, taxable as long-term capital gain (as well as the rate category or categories under which such gain is taxable), the portion, if any, representing a return of capital (which generally is free of current taxes but which results in a basis reduction) and the amount, if any, of federal income tax withheld.

Fund distributions of net capital gains or net short-term capital gains will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes such a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE
The net asset value per share of each class of shares of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the Fund's assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their current values or otherwise at their fair values, as described in the SAI. The net asset value of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Trust presently has 16 series of shares and has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of shares of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely its class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).

Each share of a class of the Fund represents an equal proportionate interest in that Fund with each other class share, subject to the liabilities of that class. Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance (e.g., fidelity bonding and errors and omissions insurance) existed and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide yield, tax-equivalent yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc. and Wiesenberger Investment Companies Service. Any yield and tax-equivalent yield quotations are based on the annualized net investment income per share of each class over a 30-day period stated as a percent of the maximum public offering price on the last day of that period. The yield calculation for Class B and Class C shares assumes no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations reflect the average annual percentage change over stated periods in the value of an investment in a class of shares of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment (and reinvested dividends for periods prior to October 1, 1989) due to the sales charge or the deduction of a CDSC, and which will thus be higher.

The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class. See the SAI for further information on the calculation of total rate of return for share classes with different class inception dates.

All performance quotations are based on historical performance and are not intended to indicate future performance. Yield and tax-equivalent yield reflect only net portfolio income allocable to a class as of a stated time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, tax-equivalent yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended March 31, 1998, please see the Fund's Annual Report. A copy of the Annual Report may be obtained by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.

PROVISION OF ANNUAL AND SEMIANNUAL REPORTS
To avoid sending duplicate copies of materials to households, effective September 15, 1998, only one copy of each Fund annual and semiannual report may be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may call the Shareholder Servicing Agent at 1-800-225-2606 to request that copies of such reports be sent personally to that shareholder.

8.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).


ACCOUNT AND CONFIRMATION STATEMENTS: Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive information regarding the tax status of reportable dividends and distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS: The following options are available to all accounts (except Systematic Withdrawal Plan accounts described below) and may be changed as often as desired by notifying the Shareholder Servicing Agent:


    o Dividends and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividends in cash; capital gain distributions reinvested in additional shares; or

    o  Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the last business day of the month. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent in a sufficient amount of time before the payment date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS: For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with Class B or Class C shares of the Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.


    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable
CDSC) in shares of the same class of another MFS Fund, if shares of such fund are available for sale.

    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100 except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS
    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds (and, in the case of Class C shares, for shares of MFS Money Market Fund) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS: Except as noted under "Purchases--Class C Shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.
                             --------------------

The Fund's SAI contains more detailed information about the Trust and the Fund, including information related to (i) investment policies and restrictions, including the purchase and sale of options, Futures Contracts and Options on Futures Contracts, (ii) the Trustees, officers and investment adviser, (iii) portfolio trading, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) tax status of dividends and distributions, (vi) the Distribution Plan, (vii) the method used to calculate performance quotations and (viii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                  APPENDIX A

                           WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). Some of the following information will not apply to certain funds in the MFS Family of Funds, depending on which classes of shares are offered by such Fund. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or similar agreement with MFD.



 I.   WAIVERS OF ALL APPLICABLE SALES CHARGES


    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on redemptions of certain Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

    1.  DIVIDEND REINVESTMENT

        o Shares acquired through dividend or capital gain reinvestment; and

        o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

    2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

        o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

        o Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life or any of their subsidiary companies;

        o Trustees and retired trustees of any investment company for which MFD serves as distributor;

        o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;


        o Employees or registered representatives of dealers;


        o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

        o Institutional Clients of MFS or MFS Institutional Advisors, Inc.

    4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

        o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account (see "Redemptions and Repurchases -- General -- Involuntary Redemptions/ Small Accounts" in the Prospectus).

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

        INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

        o Death or disability of the IRA owner.

        SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

        o Death, disability or retirement of 401(a) or ESP Plan participant;

        o Loan from 401(a) or ESP Plan;

        o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

        o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

        o Tax-free return of excess 401(a) or ESP Plan contributions;

        o To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

        o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

        SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

        o Death or disability of SRO Plan participant.


    6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:


        o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

        o From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

    7.  LOAN REPAYMENTS

        o Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

 II.  WAIVERS OF CLASS A SALES CHARGES

      In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on redemptions of certain Class A shares are waived:


    1.  WRAP ACCOUNT INVESTMENTS AND FUND "SUPERMARKET" INVESTMENTS

        o Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.


    2.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

        o Shares acquired by insurance company separate accounts.

    3.  RETIREMENT PLANS

        ADMINISTRATIVE SERVICES ARRANGEMENTS

        o Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

        REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

        o Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.


        SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
        CIRCUMSTANCES:


        IRAS

        o Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

        o Tax-free returns of excess IRA contributions.

        401(a) PLANS

        o Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

        o Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

        ESP PLANS AND SRO PLANS

        o Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.


    4.  PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)

        o Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases Subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.

    5.  BANK TRUST DEPARTMENTS AND LAW FIRMS

        o Shares acquired by certain bank trust deparments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefits of their trust account clients.

    6.  INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES

        o The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.

III. WAIVERS OF CLASS B AND CLASS C SALES CHARGES


     In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

    1.  SYSTEMATIC WITHDRAWAL PLAN

        o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

    2.  DEATH OF OWNER

        o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

    3.  DISABILITY OF OWNER

        o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

    4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

        IRAS, 401(a) PLANS, ESP PLANS AND SRO PLANS

        o Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules.

        SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

        o Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

        o Death or disability of a SAR-SEP Plan participant.

                                  APPENDIX B


                         DESCRIPTION OF BOND RATINGS
The ratings of Moody's, S&P, Fitch and Duff & Phelps represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                                   MOODY'S


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or their may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


                                    S&P'S

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB: An obligation rated BBB exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                    FITCH

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility, Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50% -- 90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

                                DUFF & PHELPS

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB-: Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/ or interest payments.

DP: Preferred stock with dividend arrearages.

PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Duff & Phelps does not rate the specific issue.

             DESCRIPTION OF RATINGS OF STATE AND MUNICIPAL NOTES

                                   MOODY'S

Moody's ratings for state and municipal short-term obligations will be designated MOODY'S INVESTMENT GRADE ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG-1/VMIG-1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                                     S&P

A S&P note rating reflects the liquidity concerns and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 -- Speculative capacity to pay principal and interest.

                                    FITCH
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                DUFF & PHELPS

D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5: Issuer failed to meet scheduled principal and/or interest payments.

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

                                   MOODY'S
Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year. Moody's two highest commercial paper rating categories are as follows:

"Prime-1" -- Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term senior debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    o Leading market positions in well established industries.

    o High rates of return on funds employed.

    o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    o Well established access to a range of financial markets and assured sources of alternate liquidity.

"Prime-2" -- Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term senior debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                     S&P
A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. S&P's two highest commercial paper rating categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

                                  APPENDIX C

              DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
                    THE U.S. GOVERNMENT AND ITS AGENCIES,
                       AUTHORITIES OR INSTRUMENTALITIES

U.S. GOVERNMENT OBLIGATIONS -- are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks and Federal Land Banks, as well as those listed below.

FEDERAL FARM CREDIT CONSOLIDATED SYSTEMWIDE NOTES AND BONDS -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration. These bonds are not guaranteed by the U.S. Government.

MARITIME ADMINISTRATION BONDS -- are bonds issued by the Department of Transportation of the U.S. Government.

FHA DEBENTURES -- are debentures issued by the Federal Housing Administration of the U.S. Government and are fully and unconditionally guaranteed by the U.S. Government.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") CERTIFICATES -- are mortgage-backed securities, with timely payment guaranteed by the full faith and credit of the U.S. Government, which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is also insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home
Administration.

FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation and are not guaranteed by the U.S. Government.

FEDERAL HOME LOAN BANK BONDS -- are bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S.Government.

FINANCING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Financing Corporation and are not guaranteed by the U.S. Government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- are bonds issued and guaranteed by the Federal National Mortgage Association ("FNMA") and are not guaranteed by the U.S. Government.

RESOLUTION FUNDING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Resolution Funding Corporation and are not guaranteed by the U.S. Government.

STUDENT LOAN MARKETING ASSOCIATION DEBENTURES -- are debentures backed by the Student Loan Marketing Association ("SLMA") and are not guaranteed by the U.S. Government.

TENNESSEE VALLEY AUTHORITY BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Tennessee Valley Authority.

Some of the foregoing obligations, such as Treasury bills and GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Government; others, such as securities of FNMA, by the right of the issuer to borrow from the U.S. Treasury; still others, such as bonds issued by SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to instrumentalities sponsored by the U.S. Government as it is not obligated by law, in certain instances, to do so.

Although this list includes a description of the primary types of U.S. Government agency, authorities or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

               DESCRIPTION OF SHORT-TERM INVESTMENTS OTHER THAN
                         U.S. GOVERNMENT OBLIGATIONS

CERTIFICATES OF DEPOSIT -- are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

BANKERS' ACCEPTANCES -- are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

COMMERCIAL PAPER -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

CORPORATE OBLIGATIONS -- include bonds and notes issued by corporations in order to finance long-term credit needs.

                                  APPENDIX D


                        TAXABLE EQUIVALENT YIELD TABLE
              (UNDER FEDERAL INCOME TAX LAW AND RATES FOR 1998)

The table below shows the approximate taxable bond yields which are equivalent to tax-exempt bond yields from 3% to 8% under federal income tax laws that apply to 1998. (Such yields may differ under the laws applicable to subsequent years.) Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for those investors who file individual returns.


While it is expected that a substantial portion of the interest income distributed to the Fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax.


              TAXABLE INCOME*                                                           TAX-EXEMPT YIELD
---------------------------------------------        INCOME        -----------------------------------------------------------
      SINGLE                      JOINT               TAX
       1998                       1998              BRACKET**      3.0%       4.0%       5.0%      6.0%      7.0%       8.0%
      ------                      -----             ---------      ----       ----       ----      ----      ----       ----
$      0 -  25,350         $      0 -  42,350         15.0%        3.53%      4.71%     5.88%     7.06%      8.24%      9.41%
$ 25,350 -  61,400         $ 42,350 - 102,300         28.0%        4.17%      5.56%     6.94%     8.33%      9.72%     11.11%
$ 61,400 - 128,100         $102,300 - 155,950         31.0%        4.35%      5.80%     7.25%     8.70%     10.14%     11.59%
$128,100 - 278,450         $155,950 - 278,450         36.0%        4.69%      6.25%     7.81%     9.38%     10.94%     12.50%
$278,450 & Over            $278,450 & Over            39.6%        4.97%      6.62%     8.28%     9.93%     11.59%     13.25%


 *Net amount subject to Federal personal income tax after deductions and exemptions.
**Effective Federal Tax Bracket.

                                  APPENDIX E

                          MFS MUNICIPAL INCOME FUND

                         PORTFOLIO COMPOSITION CHART


                   FOR THE FISCAL YEAR ENDED MARCH 31, 1998

The table below shows the percentages of the Fund's assets at March 31, 1998, invested in bonds assigned to the various rating categories by Moody's, S&P, Fitch and Duff & Phelps and in unrated bonds determined by MFS to be of comparable quality. The highest of the four rating services is used with respect to each rating.

                                              UNRATED
                                              BONDS OF
                            RATED            COMPARABLE
    RATING                  BONDS             QUALITY               TOTAL
    ------                  -----            -----------            -----
   AAA/Aaa                  41.22%              1.43%                42.65%
    AA/Aa                   12.94               0.00                 12.94
     A/A                     6.15               0.00                  6.15
   BBB/Baa                  17.43               0.38                 17.81
    BB/Ba                    1.29               8.34                  9.63
     B/B                     0.88               5.07                  5.95
   CCC/Caa                   0.00               0.00                  0.00
    CC/Ca                    0.00               0.00                  0.00
     C/C                     0.00               0.00                  0.00
   Default                   0.00               0.00                  0.00
                             ----               ----                -----
    Total                   79.91%             15.22%                95.13%


The chart does not necessarily indicate what the composition the Fund's portfolio will be in subsequent years. Rather, the Fund's investment objective, policies and restrictions indicate the extent to which the Fund may purchase securities in the various categories.

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend
Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


                                                       MM1-1-8/98/65M 02/202/302

[LOGO] M F S(SM)
INVESTMENT MANAGEMENT

MFS(R) MUNICIPAL                                         STATEMENT OF
INCOME FUND                                              ADDITIONAL INFORMATION


(A member of the MFS Family of Funds(R))                 August 1, 1998
-------------------------------------------------------------------------------

                                                                           Page
                                                                           ----
 1.  Definitions .......................................................      2
 2.  Certain Securities and Investment Techniques ......................      2
 3.  Investment Restrictions ...........................................      8
 4.  Management of the Fund ............................................      9
        Trustees .......................................................      9
        Officers .......................................................     10
        Trustee Compensation Table .....................................     10
        Investment Adviser .............................................     10
        Administrator ..................................................     11
        Custodian ......................................................     11
        Shareholder Servicing Agent ....................................     11
        Distributor ....................................................     12
 5.  Portfolio Transactions and Brokerage Commissions ..................     12
 6.  Shareholder Services ..............................................     13
        Investment and Withdrawal Programs .............................     13
        Exchange Privilege .............................................     15
        Tax-Deferred Retirement Plans ..................................     16
 7.  Tax Status ........................................................     16
 8.  Determination of Net Asset Value; Performance Information .........     18
 9.  Distribution Plan .................................................     20
10.  Description of Shares, Voting Rights and Liabilities ..............     21
11.  Independent Auditors and Financial Statements .....................     21
12.  Appendix A ........................................................    A-1


MFS MUNICIPAL INCOME FUND
A Series of MFS Municipal Series Trust
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated August 1, 1998. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS


    "Fund" MFS(R) Municipal Income Fund, a series of MFS Municipal Series Trust (the "Trust"), a Massachusetts business trust. The Trust was previously known as MFS Multi-State Municipal Bond Trust until its name was changed to MFS Municipal Series Trust on August 27, 1993. On August 3, 1992, the Trust changed its name from MFS Managed Multi-State Municipal Bond Trust. The Trust was known as MFS Managed Multi-State Tax-Exempt Trust until its name was changed effective August 12, 1988. The MFS Municipal Income Fund is the successor to MFS Lifetime Municipal Bond Fund, which was reorganized as a series of the Trust on September 7, 1993.


    "MFS" or the "Adviser"  Massachusetts Financial Services Company, a
                            Delaware corporation.

    "MFD"                   MFS Fund Distributors, Inc., a Delaware corporation.


    "Prospectus"            The Prospectus of the Fund, dated August 1, 1998, as
                            amended or supplemented from time to time.

2.  CERTAIN SECURITIES AND INVESTMENT TECHNIQUES
The investment policies and techniques are described in the Prospectus. In addition, certain of the Fund's investment policies are described in greater detail below.

LENDING OF SECURITIES
The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation based on investment of cash collateral, less a fee paid to the borrower, if the collateral is in the form of cash. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 20% of the value of the Fund's total assets.


WHEN-ISSUED SECURITIES
The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund will take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for "when-issued" or "forward delivery" securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

REPURCHASE AGREEMENTS
As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.


The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.


VARIABLE AND FLOATING RATE OBLIGATIONS
Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently will also offer to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or
(ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to 30 years from the date of issuance.

INVERSE FLOATING RATE OBLIGATIONS
The Fund may invest in so called "inverse floating rate obligations" or "residual interest" bonds or certificates structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically ranging from 35 days to one year. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between the entire amount of interest paid by the issuer on all of the debt and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short-term obligation and link the two obligations in order to create long-term fixed-rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large (or more if the inverse instrument is issued in principal amount greater than the principal amount of the short-term piece) as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.


INDEXED SECURITIES
The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determind by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates and could involve the loss of all or a portion of the principal amount of, or interest on, the investment. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.


OPTIONS
OPTIONS ON SECURITIES: As noted in the Prospectus, the Fund may write covered call and put options and purchase call and put options on fixed income securities. Call and put options written by the Fund may be covered in the manner set forth below.


A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. A put option written by the Fund is "covered" if the Fund segregates liquid assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.


Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.


The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.


The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

In certain instances, the Fund may enter into options on Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options, grant the purchaser the right to purchase (in the case of a "call") or sell (in the case of a "put") a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

The Fund may also purchase warrants on fixed income securities. A warrant on a fixed income security is a long-term call option that provides the holder with the right, but not the obligation, to purchase from the seller of the warrant a fixed income security with a specified par value, coupon and maturity at a fixed exercise price on a specified date or between specified dates. Typically, the fixed income securities that are deliverable pursuant to the warrant will be noncallable securities. Warrants may be issued as entirely separate securities or they may be attached to, but subsequently detachable from, a fixed income security of the same issuer.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
FUTURES CONTRACTS: As noted in the Prospectus, the Fund may enter into interest rate futures contracts on fixed income securities and indexes on such securities. (Unless otherwise specified, interest rate futures contracts are referred to as "Futures Contracts.") Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract in the majority of cases provides for a specified settlement date on which, in the case of interest rate futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "marking to the market."

Interest rate futures contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities.

OPTIONS ON FUTURES CONTRACTS: As noted in the Prospectus, the Fund may purchase and write options to buy or sell futures contracts in which it may invest ("Options on Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges.


The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.


The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS
RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO:
The Fund's ability to effectively hedge all or a portion of its portfolio through transactions in options, Futures Contracts and Options on Futures Contracts depends on the degree to which price movements in the underlying instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying obligation. It is possible that there may be a negative correlation between the obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument.

The trading of Futures Contracts and options for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options and futures. In this regard, trading by speculators in options and futures has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

In writing a covered call option on a security or Futures Contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying instrument. For example, where the Fund covers a call option written on a Futures Contract through segregation of securities, such securities may not match the instrument underlying the Futures Contract, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that the Fund may enter transactions in Futures Contracts and Options on Futures Contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that cash or securities necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN: Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS: The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.


POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums to establish such non-bona fide hedging positions do not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a Fund, cannot exceed 15% of the Fund's net assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

3.  INVESTMENT RESTRICTIONS
The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy). Except for Investment Restriction (1) and the Fund's non-fundamental policy on restricted securities, these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


The Fund may not:

     (1) Borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered a pledge of assets.

     (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

     (3) Invest more than 25% of its total assets (taken at market value) in any one industry; provided, however, that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     (4) Purchase or retain real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts (except contracts for the future or forward delivery of securities or foreign currencies and related options, and except Futures Contracts and Options on Futures Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

     (5) Make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities representing not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) will be subject to repurchase agreements maturing in more than seven days. For these purposes the purchase of all or a portion of an issue of debt securities shall not be considered the making of a loan.

     (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state.

     (7) Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if such purchase, at the time thereof, would cause the Fund to hold more than 10% of any class of securities of such issuer. For this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

     (8) Invest in companies for the purpose of exercising control or management.

     (9) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

     (10) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make margin deposits in connection with Futures Contracts, Options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

     (11) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

     (12) Purchase securities issued by any other registered investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund will not purchase securities issued by an open-end investment company.

     (13) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities and indexes of securities or foreign currencies or Futures Contracts; and further provided that this shall not prevent the Fund from purchasing, owning, holding or selling contracts for the future delivery of fixed income securities.

     (14) Issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.


As non-fundamental policies, the Fund will not knowingly (i) invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees of the Trust has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 15% of the Fund's net assets (taken at market value) would be so invested and (ii) invest 25% or more of the market value of its total assets in securities of issuers in any one industry.

For the purposes of the Fund's investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.


OTHER OPERATING POLICY
In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed 33 1/3%.

This operating policy is not fundamental and may be changed without shareholder approval.

4.  MANAGEMENT OF THE FUND
The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. The Adviser manages the portfolio of the Fund from day to day in accordance with the Fund's investment objective and policies. The officers of the Trust are responsible for the operations of the Fund. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) Asterisks indicate those Trustees and officers who are "interested persons" (as defined in the 1940 Act) of the Adviser. Unless otherwise indicated below, the address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.


TRUSTEES
RICHARD B. BAILEY* (born 9/14/26)
Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 1991)


MARSHALL N. COHAN (born 11/14/26)
Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN (born 3/11/37)
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical
  School, Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts


THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
Edmund Gibbons Limited, Chief Executive Officer; Colonial Insurance Company,
  Ltd., Director and Chairman
Address: 21 Reid Street, Hamilton, Bermuda


ABBY M. O'NEILL (born 4/27/28)
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York


WALTER E. ROBB, III (born 8/18/26)
Benchmark Advisors, Inc. (financial consultants), President and Treasurer;
  Benchmark Consulting Group, Inc. (office services), President; CitiFunds and CitiSelect Folios (mutual funds), Trustee
Address: 110 Broad Street, Boston, Massachusetts


ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary


JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, Chairman, Chief Executive Officer and President

J. DALE SHERRATT (born 9/23/38)
Insight Resources, Inc. (acquisition planning specialists), President;
  Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993)
Address: One Liberty Square, Boston, Massachusetts

WARD SMITH (born 9/13/30)
NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director; Society Corporation (bank holding company), Director
Address: 5875 Landerbrook Drive, Mayfield Heights, Ohio

OFFICERS
GEOFFREY L. SCHECHTER*, Vice President (born 12/17/62)
Massachusetts Financial Services Company, Vice President

DANIEL E. McMANUS*, Assistant Vice President (born 2/15/61)
Massachusetts Financial Services Company, Assistant Vice President


STEPHEN E. CAVAN*, Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.*, Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel


W. THOMAS LONDON*, Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

JAMES O. YOST*, Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President


MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994).

ELLEN M. MOYNIHAN,* Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September
  1996); Deloitte & Touche LLP, Senior Manager (until September 1996).

----------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.


Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $1,250 per year plus $225 per meeting and per committee meeting attended, together with such Trustee's out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current years service and amortize past service cost.


TRUSTEE COMPENSATION TABLE


                                    RETIREMENT
                                     BENEFIT                     TOTAL TRUSTEE
                                    ACCRUED AS     ESTIMATED     FEES FROM FUND
                     TRUSTEE FEES  PART OF FUND  CREDITED YEARS     AND FUND
TRUSTEE              FROM FUND(1)   EXPENSE(1)   OF SERVICE(2)     COMPLEX(3)
-------------------------------------------------------------------------------
Richard B. Bailey       $3,500        $1,050           10           $242,022
Marshall N. Cohan        4,175         2,125           14            148,067
Lawrence H. Cohn         3,275           730           18            123,917
J. David Gibbons         3,500         1,676           13            129,842
Abby M. O'Neill          3,500           875           10            129,842
Walter E. Robb, III      4,400         2,125           15            148,067
Arnold D. Scott              0             0          N/A                  0
Jeffrey L. Shames            0             0          N/A                  0
J. Dale Sherratt         4,625           940           20            184,067
Ward Smith               4,400         1,175           13            184,067

------------
(1) For fiscal year ended March 31, 1998.
(2) Based on normal retirement age of 75. See the table below for the estimated annual benefits payable upon retirement by the Fund to a Trustee based on his or her estimated credited years of service.
(3) For calendar year 1997. All Trustees receiving compensation served as Trustees of 42 funds within the MFS Fund complex (having aggregate net assets at December 31, 1997, of approximately $19 billion) except Mr. Bailey, who served as Trustee of 69 funds within the MFS Fund complex (having aggregate net assets at December 31, 1997, of approximately $48 billion).


         ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)


                                            YEARS OF SERVICE
                          ----------------------------------------------------
   AVERAGE TRUSTEE FEES         3            5            7       10 OR MORE
--------------------------------------------------------------------------------
          $2,948              $442        $  737       $1,032       $1,474
           3,376               506           844        1,181        1,688
           3,804               571           951        1,331        1,902
           4,232               635         1,058        1,481        2,116
           4,660               699         1,165        1,631        2,330
           5,088               763         1,272        1,781        2,544

(4) Other funds in the MFS Fund complex provide similar retirement benefits to the Trustees.

As of July 1, 1998, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Fund. As of July 1, 1998, Merrill Lynch Pierce Fenner & Smith Inc., P.O. Box 45286, Jacksonville, FL owned 10.36%, 7.18% and 10.57% of the outstanding Class A, Class B and Class C shares of the Fund, respectively. Also as of July 1, 1998, Peter B. Foster, Dunwoody, Georgia, owned 10.61% of the outstanding Class A shares of the Fund.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER
MFS, together with its predecessor organizations, has a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life.

MFS manages the assets of the Fund pursuant to an Investment Advisory Agreement with the Fund dated as of September 1, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, in an amount equal to the sum of 0.30% of the Fund's average daily net assets plus 6.43% of its gross income.

For the Fund's fiscal year ended March 31, 1998, MFS received $2,841,328 on an annualized basis (of which $1,168,451 was based on average daily net assets and $1,672,877 on gross income) under the Advisory Agreement.

For the Fund's fiscal year ended March 31, 1997, MFS received $3,180,446 on an annualized basis (of which $1,265,934 was based on average daily net assets and $1,914,512 on gross income) under the Advisory Agreement.

For the Fund's fiscal year ended March 31, 1996, MFS received $3,495,983 on an annualized basis (of which $1,397,610 was based on average daily net assets and $2,098,373 on gross income) under the Advisory Agreement.

The Fund pays all of its expenses (other than those assumed by the Adviser or MFD) including: advisory and administrative fees; Trustees fees discussed above; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing share certificates, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions" below.

MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

The Advisory Agreement with the Fund will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined under "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

ADMINISTRATOR
MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the periods ended March 31, 1997 and 1998, MFS received $4,646 and $55,640, respectively, under the Agreement, equivalent to 0.001% and 0.01%, respectively, of the Fund's average daily net assets.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value and public offering price of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also serves as the dividend and distribution disbursing agent of the Fund.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement with the Trust, dated August 1, 1985, as amended (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.1125%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing agent functions for the Fund.


DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement dated as of January 1, 1995 (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of the Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" in this SAI). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).

Class A shares of the Fund may be sold at their net asset value to certain persons and in certain circumstances as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

CLASS B SHARES AND CLASS C SHARES: As the distributor of the Fund, MFD acts as agent in selling Class B and Class C shares of the Fund. The public offering price of Class B and Class C shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus).

GENERAL: Neither MFD nor dealers are permitted to delay the placement of orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


For the fiscal year ended March 31, 1998, MFD and dealers and certain other financial institutions received sales charges of $27,449 and $131,280, respectively (as their concession on gross sales charges of $158,729), for selling Class A shares of the Fund. The Fund received $8,273,076 representing the aggregate net asset value of such shares.


For the fiscal year ended March 31, 1997, MFD and dealers and certain other financial institutions received sales charges of $20,133 and $94,349, respectively (as their concession on gross sales charges of $114,482), for selling Class A shares of the Fund. The Fund received $9,371,851 representing the aggregate net asset value of such shares.

For the fiscal year ended March 31, 1996, MFD and dealers and certain other financial institutions received sales charges of $23,697 and $140,257, respectively (as their concession on gross sales charges of $163,954), for selling Class A shares of the Fund. The Fund received $10,611,648 representing the aggregate net asset value of such shares.


During the fiscal years ended March 31, 1998, 1997 and 1996, the contingent deferred sales charge ("CDSC") imposed on redemption of Class A shares was $185, $0 and $0, respectively. During the fiscal years ended March 31, 1998, 1997 and 1996, the CDSC imposed on redemption of Class B shares was $249,736, $492,585 and $634,226, respectively. During the fiscal years ended March 31, 1998 and 1997, the CDSC imposed on the redemption of Class C shares was $11,733 and $5,259, respectively.

The Distribution Agreement will remain in effect until August 1, 1999 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


5.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by employees of the Adviser, who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of MFS in a similar capacity.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities, such as government securities, which are principally traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving options, Futures Contracts and Options on Futures Contracts and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Adviser. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $54,160 of commission business from the MFS Funds to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).

The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the Fund's fiscal years ended March 31, 1998, 1997 and 1996, no brokerage commissions were paid.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or MFS or any subsidiary of MFS. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

6.  SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with all classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Fund's Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months, in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of all the holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level (see "Purchases" in the Prospectus for the sales charges on quantity purchases). For example, if a shareholder owns shares with a current offering price of $75,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.


SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in the same class of shares of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge and not subject to any CDSC). Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment. For federal income tax purposes, distributions invested under the Distribution Investment Program will be treated as if received by the shareholder in cash and then used to purchase the applicable fund shares.

SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account (at the time of the establishment of the SWP). SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

INVEST BY MAIL: Additional investments of $50 or more in the Fund may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

GROUP PURCHASES: A bona fide group and all of its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, or clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds (if available for sale) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchange of funds from the shareholder's account in that MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending on whether monthly or quarterly exchange is elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund as long as the balance of the account is sufficient to complete the exchange. Additional payments made to a shareholder's account in such MFS Fund will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchange until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of the month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.


REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except holders of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, in the case where such shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same Fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.


EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any other MFS Fund (if available for sale and if the purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by MFS Service Center, Inc.) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all of the requirements and restrictions set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by the Shareholder Servicing Agent may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund before making any exchange. Shareholders of the other MFS Funds (except holders of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state- specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).


TAX-DEFERRED RETIREMENT PLANS -- Except as noted below, shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:

    Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

    Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

    Simplified Employee Pension (SEP-IRA) Plans;

    Retirement Plans qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");


    403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

    Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(a) or 403(b) recordkeeping program made available by MFS Service Center, Inc.


7.  TAX STATUS
The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of both the Fund's overall income and of its tax-exempt income), and the composition of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

The portion of the Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. The percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

The Fund may also recognize some net investment income that is not tax-exempt, as well as capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders of the Fund normally will have to pay federal income taxes and any state or local taxes on the non-exempt interest dividends and capital gain distributions they receive from the Fund, however, the Fund does not expect that the non-tax-exempt portion of its net investment income, if any, will be substantial. That portion of net investment income distributions not designated as exempt-interest dividends and any distributions from net short-term capital gains are taxable to the Fund's shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or reinvested in additional shares. Because the Fund expects to earn primarily tax-exempt interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shareholders have held their shares. Such capital gains will generally be taxable to shareholders as if the shareholders had directly realized gains from the same sources from which they were realized by the Fund. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.


Any Fund distribution of net capital gains or net short-term capital gains will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Fund.


In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss; a long-term capital gain realized by an individual, estate or trust may be eligible for reduced tax rates if the shares were held for more than 18 months. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be disallowed to the extent of any exempt- interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

The Fund's transactions in options and Futures Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles" and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options and Futures Contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes. Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.

The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority. Some states do exempt from tax that portion of the exempt-interest dividends which represents interest received by a regulated investment company on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption of exempt-interest dividends under applicable state or local law.


8.  DETERMINATION OF NET ASSET VALUE; PERFORMANCE INFORMATION
NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq Stock Market, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Debt securities (other than short-term obligations) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yields, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations, if any, in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term securities with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Portfolio securities and over-the-counter options for which there are no quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD, in its capacity as the Fund's distributor, prior to the close of the business day.

PERFORMANCE INFORMATION
TOTAL RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1.00% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return with respect to Class A shares since the value of the initial account will not be reduced by the sales charge (4.75% maximum on Class A shares) and/or
(iii) total rates of return which represent aggregate performance over a period or year-by-year performance and which may or may not reflect the effect of the maximum sales charge, other sales charge or CDSC.


The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the inception date of the newer class.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).


Total rate of return quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."


PERFORMANCE RESULTS
The performance results in Appendix A attached hereto under the heading "Performance Results" for Class B shares assume an initial investment of $10,000 in Class B shares, cover the period from January 1, 1988 through December 31, 1997. It has been assumed that dividend and capital gain distributions were reinvested in additional shares. Any performance results or total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).


YIELD: Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class over a 30-day period. The yield for a class of shares of the Fund is calculated by dividing the net investment income per share allocated to that class earned during the period by the public offering price per share of that class on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expenses for the period, by (ii) the average number of shares of that class entitled to receive dividends during the period multiplied by the public offering price per share on the last day of the period. The Fund's yield calculations for Class A shares assume a maximum sales charge of 4.75%. The Fund's yield calculations for Class B and Class C shares assume no CDSC is paid.

Yield quotations for each class of shares is presented in Appendix A attached hereto under the heading "Performance Quotations."

TAX-EQUIVALENT YIELD: The tax-equivalent yield for the Fund is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of that yield. In calculating tax-equivalent yields the Fund assumes certain federal tax brackets for shareholders and does not take into account state taxes.

Tax-equivalent yield for each class of shares is presented in Appendix A attached hereto under the heading "Performance Quotations."

CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 4.75%.

Current distribution rate quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."


GENERAL: From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.


From time to time, the Fund also may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.


From time to time the Fund may use charts and graphs to illustrate the past performance of various indexes such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.


From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.

1924 Massachusetts Investors Trust is established as the first open-end mutual fund in America.

1924 Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

1932 One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

1933 Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

1936 Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

1976 MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

1979 Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

1981 MFS(R) World Governments Fund is established as America's first globally diversified fixed income mutual fund.

1984 MFS(R) Municipal High Income Fund is the first mutual fund to seek high tax-free income from lower-rated municipal securities.

1986 MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

1986 MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.


1987 MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.


1989 MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

1990    MFS(R) World Total Return Fund is the first global balanced fund.

1993 MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.


1993 MFS becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


9.  DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and the respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent that the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR:
During the fiscal year ended March 31, 1998, the Fund paid the following Distribution Plan expenses:



                                   AMOUNT OF      AMOUNT OF       AMOUNT OF
                                 DISTRIBUTION    DISTRIBUTION    DISTRIBUTION
                                  AND SERVICE    AND SERVICE     AND SERVICE
                                 FEES PAID BY   FEES RETAINED   FEES RECEIVED
                                     FUND           BY MFD        BY DEALERS
CLASSES OF SHARES                ---------------------------------------------

Class A Shares                    $  426,466      $   93,979       $332,487
Class B Shares                    $1,992,428      $1,567,226       $425,202
Class C Shares                    $  197,552      $   14,451       $183,101

GENERAL: The Distribution Plan will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" above). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" above) or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in any of the Distribution Plan or in any related agreement.


10. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and 15 other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of the Fund (Class A, Class B and Class C shares). Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares (as defined in "Investment Restrictions" above) or by an instrument in writing without a meeting, signed by a majority of Trustees and consented to by the holders of not less than a majority of the shares outstanding and entitled to vote. Shares have no pre-emptive or conversion rights (except as described in "Purchases -- Conversion of Class B Shares" in the Prospectus). Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort or other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

11.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments at March 31, 1998, the Statement of Assets and Liabilities at March 31, 1998, the Statement of Operations for the year ended March 31, 1998, the Statement of Changes in Net Assets for the years ended March 31, 1998 and 1997, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                  APPENDIX A
                           PERFORMANCE INFORMATION

    The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value" in the SAI.

                                            PERFORMANCE RESULTS -- CLASS B SHARES

                               VALUE OF INITIAL      VALUE OF CAPITAL    VALUE OF REINVESTED
    YEAR ENDED                $10,000 INVESTMENT    GAIN DISTRIBUTIONS        DIVIDENDS           TOTAL VALUE
    ----------                ------------------    ------------------   -------------------      -----------
December 31, 1988 ..........       $10,609                $   0                $  682             $11,291
December 31, 1989 ..........        10,907                    0                 1,429              12,336
December 31, 1990 ..........        10,635                    0                 2,139              12,774
December 31, 1991 ..........        11,154                   34                 3,043              14,231
December 31, 1992 ..........        11,258                  213                 3,882              15,353
December 31, 1993 ..........        11,802                  223                 5,003              17,028
December 31, 1994 ..........        10,635                  201                 5,290              16,126
December 31, 1995 ..........        11,517                  218                 6,619              18,354
December 31, 1996 ..........        11,284                  214                 7,383              18,881
December 31, 1997 ..........        11,712                  222                 8,611              20,545

    Explanatory Notes: The results in the table assume that income dividends and capital gain distributions were invested in additional shares. No adjustment has been made for any income taxes, if any, payable by shareholders.

                            PERFORMANCE QUOTATIONS

All performance quotations are as of March 31, 1998.


                                                                                                    TAX EQUIVALENT
                                                         AVERAGE ANNUAL TOTAL RETURNS                 30-DAY YIELD       CURRENT
                                                        ------------------------------    30-DAY     --------------   DISTRIBUTION
                                                        1 YEAR      5 YEAR     10 YEAR     YIELD     28%        32%       RATE
                                                        ------      ------     -------     ----      ---        ---   ------------
Fund Class A with sales charge ........................  6.31%       5.21%(1)   7.05%(1)   5.00%    6.94%      7.35%      5.06%
Fund Class A without sales charge ..................... 11.61%       6.24%(1)   7.57%(1)
Fund Class B with CDSC ................................  6.77%       5.07%      7.14%
Fund Class B without CDSC ............................. 10.77%       5.39%      7.14%     4.46%     6.19%      6.56%      4.57%
Fund Class C with CDSC ................................  9.75%       5.45%(2)   7.17%(2)
Fund Class C without CDSC ............................. 10.75%       5.45%(2)   7.17%(2)   4.46%    6.19%      6.56%      4.56%


(1) Class A share performance includes the performance of the Fund's Class B shares for periods prior to the inception of offering of Class A shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for
    Class A and Class B shares differ. Class A share performance has been adjusted to reflect that Class A shares generally are subject to an initial sales charge (unless the performance quotation does not give effect to the initial sales charge)
    whereas Class B shares generally are subject to a CDSC. Class A share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are higher for Class B shares.
(2) Class C share performance includes the performance of the Fund's Class B shares for periods to the inception of offering of
    Class C shares on January 3, 1994. Sales charges, expenses and expense ratios, and therefore performance, for Class B and
    Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a lower CDSC (unless the performance quotation does not give effect to the CDSC) than Class B shares. Class C share performance has not, however, been adjusted to reflect differences in operating expenses, which generally are not significantly different between Class B and Class C shares.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

MFS(R) MUNICIPAL INCOME FUND
500 Boylston Street
Boston, MA 02116


                                                      MMI-13-8/98/.5M 02/202/302

                                     PART C


Item 24.    Financial Statements and Exhibits

            (a)  *Financial Statements included in Part A:

                 MFS Municipal Series Trust (all series)

                    *Financial Highlights for a share of beneficial interest
                       of:


                    each of the California, Georgia, Maryland, Massachusetts, New York, North Carolina, South Carolina, Tennessee, Virginia and West Virginia Funds and MFS Municipal Income Fund throughout the ten-year period ended March 31, 1998;

                    the Alabama Fund throughout the period from the year ended January 31, 1991 to March 31, 1998;

                    each of the Arkansas and Florida Funds throughout the period from the commencement of investment operations, February 3, 1992, to March 31, 1998;

                    the Mississippi Fund throughout the period from the commencement of investment operations, August 6, 1992, to March 31, 1998;

                    the Pennsylvania Fund throughout the period from the commencement of investment operations, February 1, 1993, to March 31, 1998.

                 Financial Statements included in Part B:

                 MFS Municipal Series Trust (all series)


                    At March 31, 1998:
                        Portfolio of Investments*
                        Statement of Assets and Liabilities*

                    For the two years ended March 31, 1998:

                       Statement of Changes in Net Assets*


                    For the year ended March 31, 1998:
                        Statement of Operations*

-------

* Incorporated herein by reference to the Funds' Annual Reports to Shareholders dated March 31, 1998 which were filed with the Securities and Exchange Commission ("SEC") via EDGAR on June 2, 1998, (MFS Municipal Income
    Fund); June 4, 1998 (Alabama, Arkansas, Georgia, Massachusetts, New York and Pennsylvania); and June 8, 1998 (Maryland, North Carolina, South Carolina, Tennessee, Virginia and West Virginia).

            (b)  Exhibits

                  1 Amended and Restated Declaration of Trust, dated February 3, 1995. (1)

                  2     Amended and Restated By-Laws, dated December 14,
                        1994. (1)

                  3     Not Applicable.

                  4     Form of Share Certificate for Class A, B and C
                        Shares.  (4)

                  5 (a) Investment Advisory Agreement, dated August 24, 1984 for all series other than Arkansas, California, Florida, Louisiana*, Mississippi, Pennsylvania, Texas*, Washington*, and MFS Municipal Income Fund.
                        (4)

                    (b) Investment Advisory Agreement, dated February 1,
                        1992, for the MFS Arkansas Municipal Bond Fund.  (4)

                    (c) Investment Advisory Agreement, dated February 1,
                        1992, for the MFS Florida Municipal Bond Fund.  (4)

                    (d) Investment Advisory Agreement, dated February 1, 1992, for the MFS Texas Municipal Bond Fund*. (4)

                    (e) Investment Advisory Agreement, dated August 1, 1992,
                        for the MFS Mississippi Municipal Bond Fund.  (4)

                    (f) Investment Advisory Agreement, dated August 1, 1992, for the MFS Washington Municipal Bond Fund*. (4)

                    (g) Investment Advisory Agreement, dated February 1, 1993, for MFS Louisiana Municipal Bond Fund*. (4)

                    (h) Investment Advisory Agreement, dated February 1,
                        1993, for MFS Pennsylvania Municipal Bond Fund.  (4)

                    (i) Investment Advisory Agreement, dated September 1,
                        1993, for MFS California Municipal Bond Fund.  (4)

                    (j) Investment Advisory Agreement, dated September 1, 1993, for the MFS Municipal Income Fund. (4)

-------
*No longer in existence

                  6 (a) Amended and Restated Distribution Agreement for the MFS Municipal Series Trust, dated January 1, 1995.
                        (1)

                    (b) Dealer Agreement between MFS Fund Distributors, Inc.
                        ("MFD") and a dealer and The Mutual Fund Agreement between MFD and a bank or NASD affiliate, as amended on April 11, 1997. (7)

                  7 Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991. (4)

                  8 (a) Custodian Agreement, dated June 15, 1988.  (4)

                    (b) Amendment to Custodian Agreement, dated June 15,
                        1988.  (4)

                    (c) Amendment to Custodian Agreement, dated August 9,
                        1989.  (4)

                    (d) Amendment to Custodian Agreement, dated October 1,
                        1989.  (4)

                    (e) Amendment No. 3 to the Custodian Agreement, dated
                        October 9, 1991.  (4)

                  9 (a) Shareholder Servicing Agent Agreement, dated August
                        1, 1985.  (4)


                    (b) Amendment to Shareholder Servicing Agreement, dated
                        January 1, 1997.  (5)

                    (c) Exchange Privilege Agreement, dated July 30, 1997.
                        (4)

                    (d) Loan Agreement by and among the banks named therein, The
                        MFS Funds Named Therein, and The First National Bank of Boston as Agent, dated February 21, 1995. (3)

                    (e) Third Amendment dated February 14, 1997 to Loan
                        Agreement dated February 21, 1995 by and among the Banks named therein and The First National Bank of Boston. (8)


                    (f) Master Administrative Services Agreement dated March 1,
                        1997, as amended. (10)



                    (g) Dividend Disbursing Agency Agreement, dated February
                        1, 1986.  (4)


                 10 Opinion and Consent of Counsel, dated June 30, 1998; filed herewith.


                 11 Consent of Deloitte & Touche LLP; filed herewith.

                 12     Not Applicable.

                 13     Investment Representation Letter.  (4)

                 14     Not Applicable.


                 15 Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective January 1, 1997, as amended and restated May 27, 1998. (6)


                 16 Schedule of Computation for Performance Quotations - Average Annual Total Rate of Return, Aggregate Total Rate of Return, Distribution Rate, Tax-Equivalent Yield and Yield. (1)

                 17     Financial Data Schedule for all Series; filed herewith.


                 18 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 effective September 6, 1996, as amended and restated May 27, 1998. (6)

                    Power of Attorney, dated August 11, 1994. (2) Power of Attorney, dated February 19, 1998; filed herewith.

-------
(1) Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on February 22, 1995.
(2) Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on May 31, 1995.
(3) Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.
(4) Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on July 28, 1995.

(5) Incorporated by reference to Post-Effective Amendment No. 31 filed with the SEC via EDGAR on July 29, 1997.
(6) Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 27 filed with the SEC via EDGAR on May 29, 1998.

(7) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 24 filed with the SEC via EDGAR on May 29, 1997.
(8) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on June 26, 1997.

(9) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 65 filed with the SEC via EDGAR on March 30, 1998.
(10) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 64 filed with the SEC via EDGAR on October 29, 1997.


Item 25.    Persons Controlled by or under Common Control with Registrant

            Not applicable.

Item 26.    Number of Holders of Securities

                  (1)                                 (2)
            Title of Class                   Number of Record Holders

                                                (As of June 30, 1998)


                                                 Class A Shares
                                                 --------------


    Shares of Beneficial Interest       Alabama Series                1,163
         (without par value)            Arkansas Series               2,652
                                        California Series             3,480
                                        Florida Series                1,266
                                        Georgia Series                1,335
                                        Maryland Series               3,286
                                        Massachusetts Series          4,015
                                        Mississippi Series            1,539
                                        New York Series               2,576
                                        North Carolina Series         7,592
                                        Pennsylvania Series             625
                                        South Carolina Series         2,912
                                        Tennessee Series              1,968
                                        Virginia Series               7,671
                                        West Virginia Series          2,675
                                        MFS Municipal Income Fund     5,251


                                                Class B Shares
                                                --------------


    Shares of Beneficial Interest       Alabama Series                  160
         (without par value)            Arkansas Series                 163
                                        California Series               784
                                        Florida Series                  272
                                        Georgia Series                  283
                                        Maryland Series                 569
                                        Massachusetts Series            419
                                        Mississippi Series              243
                                        New York Series                 812
                                        North Carolina Series         1,055
                                        Pennsylvania Series             662
                                        South Carolina Series           621
                                        Tennessee Series                332
                                        Virginia Series                 675
                                        West Virginia Series            702
                                        MFS Municipal Income Fund     4,975

                                                Class C Shares
                                                --------------


    Shares of Beneficial Interest       California Series               123
         (without par value)            North Carolina Series           224
                                        Virginia Series                 108
                                        MFS Municipal Income Fund       547


Item 27.    Indemnification

            Reference is hereby made to (a) Article V of Registrant's Declaration of Trust, filed as an Exhibit to Post-Effective Amendment No. 26 to its Registration Statement; (b) Section 4 of the Distribution Agreement between Registrant and MFS Fund Distributors, Inc., filed as an Exhibit to Post-Effective Amendment No. 26; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement as initially filed.

            The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor will be insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940 as amended.

Item 28.    Business and Other Connections of Investment Adviser


            MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below):
Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International Fund), MFS Series Trust II (which has three series: MFS Emerging Growth Fund, MFS Large Cap Growth Fund and MFS Intermediate Income Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund), MFS Series Trust V (which has six series: MFS Total Return Fund, MFS Research Fund, MFS International Opportunities Fund, MFS International Strategic Growth Fund, MFS International Value Fund and MFS Asia Pacific Fund), MFS Series Trust VI (which has three series: MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity
Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has eight series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Growth and Income Fund, MFS Real Estate Investment Fund, MFS Strategic Value Fund, MFS Small Cap Value Fund and MFS Emerging Markets Debt Fund), MFS Series Trust XI (which has six series: MFS Union Standard Equity Fund, Vertex All Cap Fund, Vertex Research All Cap Fund, Vertex Growth Fund, Vertex Discovery Fund and Vertex Contrarian Fund (the Vertex Funds are expected to be declared effective April 28, 1998)), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

            MFS also serves as investment adviser of the following open-end
Funds: MFS Institutional Trust ("MFSIT") (which has seven series) and MFS Variable Insurance Trust ("MVI") (which has thirteen series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

            In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

            Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 26 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

            Vertex Investment Management, Inc., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex All Cap Fund, Vertex Research All Cap Fund, Vertex Growth Fund, Vertex Discovery Fund and Vertex Contrarian Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

            MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

            MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian Strategic Growth Fund and MFS Meridian World Asset Allocation Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

            MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

            MFS Institutional Advisors (Australia) Ltd. ("MFSI-Australia"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 37, Governor Phillip Tower, One Farrer Place, Sydney, N5W2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

            MFS Holdings Australia Pty Ltd. ("MFS Holdings Australia"), a private limited company organized pursuant to the Corporations Law of New South Wales, Australia whose current address is Level 37, Governor Phillip Tower, One Farrer Place, Sydney, NSW2000 Australia, and whose function is to serve primarily as a holding company.

            MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

            MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

            MFS  Institutional   Advisors,   Inc.  ("MFSI"),  a  wholly  owned
subsidiary of MFS, provides investment advice to substantial private clients.

            MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

            MFS

            The Directors of MFS are Jeffrey L. Shames,  Arnold D. Scott, John
W. Ballen, Donald A. Stewart and John D. McNeil. Mr. Shames is the Chairman, Chief Executive Officer and President, Mr. Scott is a Senior Executive Vice President and Secretary, William W. Scott, Jr., John W. Ballen, Thomas J. Cashman, Jr., Joseph W. Dello Russo and Kevin R. Parke are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

            Massachusetts Investors Trust
            Massachusetts Investors Growth Stock Fund
            MFS Growth Opportunities Fund
            MFS Government Securities Fund
            MFS Series Trust I
            MFS Series Trust V
            MFS Series Trust VI
            MFS Series Trust X
            MFS Government Limited Maturity Fund

            Stephen  E.  Cavan  is the  Secretary,  W.  Thomas  London  is the
Treasurer,  James  O.  Yost,  Ellen M.  Moynihan  and  Mark E.  Bradley,  Vice
Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

            MFS Series Trust II

            Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Government Markets Income Trust
            MFS Intermediate Income Trust

            Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Series Trust III

            James T. Swanson, Robert J. Manning and Joan S. Batchelder, Senior Vice Presidents of MFS, and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James
O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Series Trust IV
            MFS Series Trust IX

            Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Series Trust VII

            Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Series Trust VIII

            Jeffrey L. Shames, Leslie J. Nanberg and James T. Swanson and John D. Laupheimer, Jr., a Senior Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James
O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Municipal Series Trust

            Robert A. Dennis is Vice  President,  David B. Smith and  Geoffrey
L. Schechter, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M.
Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Variable Insurance Trust
            MFS Series Trust XI
            MFS Institutional Trust

            Jeffrey L. Shames is the President and Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Municipal Income Trust

            Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M.
Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Multimarket Income Trust
            MFS Charter Income Trust

            Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James
O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Special Value Trust

            Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M.
Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS/Sun Life Series Trust

            John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            Money Market Variable Account
            High Yield Variable Account
            Capital Appreciation Variable Account
            Government Securities Variable Account
            Total Return Variable Account
            World Governments Variable Account
            Managed Sectors Variable Account

            John  D.  McNeil  is  the  Chairman,   Stephen  E.  Cavan  is  the
Secretary, and James R. Bordewick, Jr. is the Assistant Secretary.

            Vertex

            Jeffrey L. Shames and Arnold D. Scott are the  Directors,  Jeffrey
L. Shames is the President, Kevin R. Parke and John W. Ballen are Executive Vice Presidents, John F. Brennan, Jr., and John D. Laupheimer are Senior Vice Presidents, Brian E. Stack is a Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

            MIL

            Arnold D. Scott, Jeffrey L. Shames and Thomas J. Cashman, Jr. are Directors, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

            MIL-UK

            Thomas J. Cashman, Jr. is President and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Stephen E. Cavan is a Director and the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

            MFSI - Australia

            Thomas J. Cashman, Jr. is President and a Director, Graham E. Lenzer, John A. Gee and David Adiseshan are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

            MFS Holdings - Australia

            Jeffrey L. Shames is the President and a Director, Arnold D. Scott, Thomas J. Cashman, Jr., and Graham E. Lenzer are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

            MIL Funds

            Richard B. Bailey,  John A. Brindle,  Richard W. S. Baker,  Arnold
D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James
R. Bordewick, Jr. is the Assistant Secretary.

            MFS Meridian Funds

            Richard B. Bailey,  John A. Brindle,  Richard W. S. Baker,  Arnold
D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr. is the Assistant Secretary and James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers.

            MFD

            Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

            MFSC

            Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President and Chief Information Officer of MFS, is Vice Chairman and a Director, Janet A. Clifford is the President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

            MFSI

            Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, Kevin R. Parke is the Executive Vice President and a Managing Director, George F. Bennett, Jr., John A. Gee, Brianne Grady, Joseph A. Kosciuszek and Joseph J. Trainor are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

            RSI

            Arnold D. Scott is the Chairman and a Director, Martin E. Beaulieu is the President, William W. Scott, Jr. is a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

            In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

            Donald A. Stewart          President and a Director, Sun Life
                                        Assurance Company of Canada, Sun Life
                                        Centre, 150 King Street West,
                                        Toronto, Ontario, Canada (Mr. Stewart
                                        is also an officer and/or Director of
                                        various subsidiaries and affiliates
                                        of Sun Life)

            John D. McNeil             Chairman, Sun Life Assurance Company
                                        of Canada, Sun Life Centre, 150 King
                                        Street West, Toronto, Ontario, Canada
                                        (Mr. McNeil is also an officer and/or
                                        Director of various subsidiaries and
                                        affiliates of Sun Life)

            Joseph W. Dello Russo      Director of Mutual Fund Operations,
                                        The Boston Company, Exchange Place,
                                        Boston, Massachusetts (until August,
                                        1994)


Item 29.    Distributors

            (a) Reference is hereby made to Item 28 above.

            (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

            (c) Not applicable.

Item 30.    Location of Accounts and Records

            The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                        NAME                           ADDRESS
                        ----                           -------

            Massachusetts Financial Services    500 Boylston Street
              Company (investment adviser)      Boston, MA  02116

            MFS Fund Distributors, Inc.         500 Boylston Street
              (principal underwriter)           Boston, MA  02116

            State Street Bank and               State Street South
              Trust Company (custodian)         5 - West
                                                North Quincy, MA  02171

            MFS Service Center, Inc.            500 Boylston Street
              (transfer agent)                  Boston, MA  02116

Item 31.    Management Services

            Not applicable.

Item 32.    Undertakings

            (a)  Not applicable.

            (b) Not applicable.

            (c) The Registrant undertakes to furnish each person to whom a prospectus of a series of the Registrant is delivered with a copy of that series' latest annual report to shareholders upon request and without charge.

            (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                POWER OF ATTORNEY

                           MFS Municipal Series Trust


         The undersigned officer of MFS Municipal Series Trust (the "Registrant") hereby severally constitutes and appoints Jeffrey L. Shames, Arnold D. Scott, W. Thomas London, and James R. Bordewick, Jr., and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for the undersigned, in the name of, and in the capacity indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         In WITNESS WHEREOF, the undersigned has hereunto set his hand on this 19th day of February, 1998.


         Signature                                            Title
         ---------                                            -----


         STEPHEN E. CAVAN                   Principal Executive Officer
         ------------------------
         Stephen E. Cavan

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 17th day of July, 1998.

                                          MFS MUNICIPAL SERIES TRUST


                                          By:     JAMES R. BORDEWICK, JR.
                                          Name:   James R. Bordewick, Jr.
                                          Title:  Assistant Secretary

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on July 17, 1998.

         SIGNATURE                                          TITLE
         ---------                                          -----

STEPHEN E. CAVAN*                         Principal Executive Officer
--------------------------------
Stephen E. Cavan


W. THOMAS LONDON*                         Treasurer (Principal Financial Officer
--------------------------------           and Principal Accounting Officer)
W. Thomas London


RICHARD B. BAILEY*                        Trustee
--------------------------------
Richard B. Bailey


MARSHALL N. COHAN*                        Trustee
--------------------------------
Marshall N. Cohan


LAWRENCE H. COHN*                         Trustee
--------------------------------
Lawrence H. Cohn


SIR J. DAVID GIBBONS*                     Trustee
--------------------------------
Sir J. David Gibbons

ABBY M. O'NEILL*                          Trustee
--------------------------------
Abby M. O'Neill


WALTER E. ROBB, III*                      Trustee
--------------------------------
Walter E. Robb, III


ARNOLD D. SCOTT*             Trustee
--------------------------------
Arnold D. Scott


JEFFREY L. SHAMES*                        Trustee
--------------------------------
Jeffrey L. Shames


J. DALE SHERRATT*                         Trustee
--------------------------------
J. Dale Sherratt


WARD SMITH*                               Trustee
--------------------------------
Ward Smith


                                          *By:    JAMES R. BORDEWICK, JR.
                                                  ------------------------------
                                          Name:   James R. Bordewick, Jr.,
                                                   as Attorney-in-fact

                                          Executed by James R. Bordewick, Jr. on
                                          behalf of those indicated pursuant to
                                          (i) a Power of Attorney dated August
                                          11, 1994 incorporated by reference to
                                          the Registrants Post- Effective
                                          Amendment No. 27 filed electronically
                                          with the Securities and Exchange
                                          Commission on May 31, 1995 and (ii) a
                                          Power of Attorney dated February 19,
                                          1998; filed herewith.

                                INDEX TO EXHIBITS


EXHIBIT NO.                  DESCRIPTION OF EXHIBIT                  PAGE NO.
-----------                  ----------------------                  --------

   10                Opinion and Consent of Counsel, dated
                      June 30, 1998.

   11                Consent of Deloitte & Touche LLP.

   17 Financial Data Schedules for each class of each Series of the Trust.